BB&T FUNDS
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 1, 2007
(as revised April 23, 2007 and September 25, 2007)
This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Class A Shares, Class B Shares, and Class C Shares Prospectus and Institutional Shares Prospectus of the BB&T Large Cap Fund, the BB&T Mid Cap Value Fund, the BB&T Mid Cap Growth Fund, the BB&T Small Cap Fund, the BB&T International Equity Fund, the BB&T Special Opportunities Equity Fund, the BB&T Equity Income Fund (collectively, the “Stock Funds”), the BB&T Short U.S. Government Fund, the BB&T Intermediate U.S. Government Fund, the BB&T Total Return Bond Fund, the BB&T Kentucky Intermediate Tax-Free Fund, the BB&T Maryland Intermediate Tax-Free Fund, the BB&T North Carolina Intermediate Tax-Free Fund, the BB&T South Carolina Intermediate Tax-Free Fund, the BB&T Virginia Intermediate Tax-Free Fund, the BB&T West Virginia Intermediate Tax-Free Fund (collectively, the “Bond Funds”), the BB&T National Tax-Free Money Market Fund, the BB&T Prime Money Market Fund, the BB&T U.S. Treasury Money Market Fund (collectively, the “Money Market Funds”), the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, the BB&T Capital Manager Growth Fund, and the BB&T Capital Manager Equity Fund (collectively, the “Funds of Funds”) which are dated February 1, 2007, the Prospectus of the BB&T National Tax-Free Money Market Fund, BB&T U.S. Treasury Money Market Fund and the BB&T Prime Money Market Fund, which is dated February 1, 2007, the Prospectus of the BB&T U.S. Treasury Money Market Fund (Class A Shares) which is dated February 1, 2007, and the Prospectus of the BB&T Prime Money Market Fund (Class A Shares), which is dated February 1, 2007. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. The audited financial statements, including the notes thereto, and the related report of the independent registered public accounting firm in the Funds’ Annual Report for the fiscal year ended September 30, 2006 are incorporated by reference into this Statement of Additional Information. Copies of the Prospectuses and the Annual Report may be obtained by writing BB&T Funds at P.O. Box 9762, Providence, Rhode Island 02940-9762, or by telephoning toll free 1-800-228-1872.

          The Prospectuses of the Funds and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in the Prospectuses of the Funds and this Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION
BB&T FUNDS
     BB&T Funds is an open-end management investment company. BB&T Funds consists of twenty-five series of units of beneficial interest (“Shares”) offered to the public, each representing interests in one of twenty-five separate investment portfolios (“Funds”). Twenty-three of those series are described in this Statement of Additional Information (“SAI”):
STOCK FUNDS
The BB&T Large Cap Fund (the “Large Cap Fund”) (formerly the “Large Cap Value Fund”)
The BB&T Mid Cap Value Fund (the “Mid Cap Value Fund”)
The BB&T Mid Cap Growth Fund (the “Mid Cap Growth Fund”)
The BB&T Small Cap Fund (the “Small Cap Fund”)
The BB&T International Equity Fund (the “International Equity Fund”)
The BB&T Special Opportunities Equity Fund (the “Special Opportunities Fund”)
The BB&T Equity Income Fund (the “Equity Income Fund”)
BOND FUNDS TAXABLE BOND FUNDS
The BB&T Short U.S. Government Fund (the “Short Fund”)
The BB&T Intermediate U.S. Government Fund (the “Intermediate U.S. Government Fund”)
The BB&T Total Return Bond Fund (the “Total Return Bond Fund”)
TAX-FREE BOND FUNDS
The BB&T Kentucky Intermediate Tax-Free Fund (the “Kentucky Fund”)
The BB&T Maryland Intermediate Tax-Free Fund (the “Maryland Fund”)
The BB&T North Carolina Intermediate Tax-Free Fund (the “North Carolina Fund”)
The BB&T South Carolina Intermediate Tax-Free Fund (the “South Carolina Fund”)
The BB&T Virginia Intermediate Tax-Free Fund (the “Virginia Fund”)
The BB&T West Virginia Intermediate Tax-Free Fund (the “West Virginia Fund”)
MONEY MARKET FUNDS
The BB&T National Tax-Free Money Market Fund (the “National Tax-Free Money Market Fund”)
The BB&T Prime Money Market Fund (the “Prime Money Market Fund”)
The BB&T U.S. Treasury Money Market Fund (the “U.S. Treasury Fund”)
FUNDS OF FUNDS

The BB&T Capital Manager Conservative Growth Fund (the “Conservative Growth Fund”)
The BB&T Capital Manager Moderate Growth Fund (the “Moderate Growth Fund”)
The BB&T Capital Manager Growth Fund (the “Growth Fund”)
The BB&T Capital Manager Equity Fund (the “Capital Manager Equity Fund”)
The Funds of Funds offer shareholders a professionally-managed investment program by purchasing shares of existing Funds of BB&T Funds (the “Underlying Funds”). Each Fund may offer to the public four classes of Shares: Class A Shares, Class B Shares, Class C Shares, and Institutional Shares. As of the date of this SAI, Class B Shares and Class C Shares of the Short Fund and the Tax-Free Bond Funds were not yet being offered. Shares of the Equity Index Fund and the Sterling Capital Small Cap Value Fund are currently being offered in separate prospectuses and statements of additional information. Much of the information contained in this SAI expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are defined in the Prospectuses. No investment in Shares of a Fund should be made without first reading the applicable Prospectuses.
OVB MERGER. In July, 2001, certain Funds of BB&T Funds merged with the OVB Funds of The Arbor Fund pursuant to an Agreement and Plan of Reorganization. Except for the following Funds listed below, BB&T Funds are considered to be the surviving funds for accounting purposes. The following list shows the name of the former OVB Funds that are considered to be the surviving funds for accounting purposes and the current name of such Funds (the “Former OVB Funds”):

NAME OF FORMER OVB FUND	BB&T FUNDS’ NAME
1. OVB Capital Appreciation Portfolio	1. BB&T Mid Cap Growth Fund
2. OVB Equity Income Portfolio	2. BB&T Mid Cap Value Fund
3. OVB West Virginia Tax-Exempt Income Portfolio	3. BB&T West Virginia Intermediate Tax-Free Fund
INVESTMENT OBJECTIVES AND POLICIES
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS
     The Prospectuses discuss the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.
     The Appendix to this SAI identifies nationally recognized statistical ratings organizations (“NRSROs”) that may be used by BB&T Asset Management, Inc. (“BB&T Asset Management” or the “Adviser”), Scott & Stringfellow, Inc. (“Scott & Stringfellow”), Julius Baer Investment Management LLC (“JBIM”), Federated Investment Management Company (“FIMC”), and Sterling Capital Management LLC (“Sterling Capital,” together with Scott & Stringfellow, JBIM and FIMC, the “Sub-Advisers,” and each, a “Sub-Adviser”) with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be used only where the NRSRO is neither controlling, controlled by, nor under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.
     EQUITY SECURITIES. Each of the Stock Funds and, to the extent consistent with its investment objective and policies, the Total Return Bond Fund may invest in equity securities. Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security. Equity securities have historically outperformed most other securities, although their prices can be volatile in the short term. Market conditions, political, economic and even company-specific news can cause significant changes in the price of a stock. Smaller companies (as measured by market capitalization), sometimes called small-cap companies or small-cap stocks, may be especially sensitive to these factors. To the extent a Fund invests in equity securities, that Fund’s Shares will fluctuate in value, and thus equity securities may be more suitable for long-term investors who can bear the risk of short-term fluctuations.

     The Stock Funds may also invest in a company’s securities at the time of a company’s initial public offering (“IPO”). Companies involved in IPOs are often smaller and have a limited operating history, which involves a greater risk that the value of their securities will be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company’s securities to be particularly volatile at the time of its IPO and for a period thereafter. As a result, a Fund’s Adviser or Sub-Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in significant gains or losses to the Fund.
     CREDIT ENHANCEMENT. The National Tax-Free Money Market Fund, the Prime Money Market Fund, the Tax-Free Bond Funds and the Total Return Bond Fund may purchase securities subject to credit enhancements. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Sub-Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.
     Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to the security’s holder. Either form of credit enhancement reduce credit risks by providing another source of payment for a fixed income security.
     ZERO COUPON SECURITIES. The Funds may purchase zero coupon securities. Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. The Taxable Bond Funds, the Stock Funds, the U. S. Treasury Fund and the National Tax-Free Money Market Fund may invest in “zero coupon” U.S. Government Securities.
     INSURANCE CONTRACTS. The Prime Money Market Fund, the National Tax-Free Money Market Fund, the Stock Funds and the Taxable Bond Funds may purchase insurance contracts. Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Funds treats these contracts as fixed income securities.
     The Prime Money Market Fund, the National Tax-Free Money Market Fund, the Stock Funds and the Taxable Bond Funds may make limited investments in funding agreements issued by highly rated U.S. insurance companies. Under these agreements, the Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits interest to the Fund on a monthly or quarterly basis, which is based on an index (such as LIBOR).
     BANKERS’ ACCEPTANCES AND CERTIFICATES OF DEPOSIT. All of the Funds, except the U.S. Treasury Fund, may invest in bankers’ acceptances, certificates of deposit, and demand and time deposits. The Funds, except the U.S. Treasury Fund, may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its respective total assets. Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.
     Bankers’ acceptances will be those guaranteed by domestic and foreign banks, if at the time of investment such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment they have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.
     COMMERCIAL PAPER. Each Fund, except for the U.S. Treasury Fund, may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

     Commercial paper purchasable by each Fund, except for the U.S. Treasury Fund, includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act.
     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which each Fund, except for the National Tax-Free Money Market Fund and the U.S. Treasury Fund, may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because these notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations or during periods when the Fund is not entitled to exercise their demand rights, and a Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the criteria for commercial paper. BB&T Asset Management or the Sub-Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is of “high quality,” a Fund will require that the issuer’s obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand or, if longer, the period of time remaining until the next adjustment of the interest rate.
     FOREIGN INVESTMENT. The Prime Money Market Fund, the Total Return Bond Fund, the Stock Funds and the Funds of Funds may invest in certain obligations or securities of foreign issuers. Permissible investments include Eurodollar Certificates of Deposit (“ECDs”) which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit (“Yankee CDs”) which are certificates of deposit issued by a U.S. branch of a foreign bank, denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits (“ETD’s”) which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits (“CTD’s”) which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks, Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and European commercial paper, which is U.S. dollar denominated commercial paper of an issuer located in Europe. The Funds may invest in foreign commercial paper, including Canadian and European commercial paper as described above. The Total Return Bond Fund, the International Equity Fund and the Equity Income Fund may also invest in debt obligations of foreign issuers denominated in foreign currencies.
     The Total Return Bond Fund, the Stock Funds, and the Funds of Funds may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depositary Receipts (“ADRs”) and securities purchased on foreign securities exchanges. Such securities may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions.
     ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.
     Investing in foreign securities involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. A Fund’s investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations. Special tax considerations apply to foreign securities.
     Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The Total Return Bond Fund, the Stock Funds, and the Funds of Funds will acquire such securities only when BB&T Asset Management or the Sub-Adviser believes the benefits associated with such investments outweigh the risks. The Prime Money Market Fund will acquire such securities only when BB&T Asset Management or the Sub-Adviser believes that the risks associated with such investments are minimal.
     Each of the International Equity Fund and the Total Return Bond Fund may invest its assets in countries with emerging economies or securities markets. These countries may include Argentina, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Cyprus, The Czech Republic, Ecuador, Egypt, Estonia, Hungary, India, Indonesia, Israel, Jordan, Kazakhstan, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Morocco, Pakistan, Peru, The Philippines, Poland, Romania, Russia, Serbia, Slovenia, Slovakia, South Africa, South Korea, Taiwan, Thailand, Tunisia, Turkey, Ukraine, Venezuela, Vietnam and Zambia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries less liquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult as a result to access the value or prospects of an investment in such issuers.
     The expense ratio of the International Equity Fund is expected to be higher than that of other Funds of BB&T Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets, foreign income taxes withheld at the source and additional costs arising from delays in settlements of transactions involving foreign securities.
     FOREIGN CURRENCY TRANSACTIONS. The International Equity Fund may use forward currency exchange contracts. Forward currency exchange contracts involve an obligation to exchange a specified currency for another at a future date at a rate set at the time of the contract. Forward currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.
     Currency exposure is managed actively and separately from the underlying assets in the Fund based upon the Sub-Adviser’s overall market and currency management strategy. The Sub-Adviser may alter the Fund’s currency exposure whenever the Sub-Adviser perceives opportunities to enhance the return or reduce the risk of the Fund. The Sub-Adviser is permitted to shift the currency exposure resulting from the underlying assets from the original currency to another currency within the Fund’s benchmark, the Morgan Stanley International EAFE Index (or to the U.S. dollar) and may enter into a net long position with respect to any currency within the benchmark (or to the U.S. dollar), provided that the aggregate currency positions created by forward currency exchange contracts do not exceed 100% of the Fund’s total net assets. Net short positions are not permitted.
     To the extent the Fund invests in an emerging market, the resulting emerging market currency exposure will generally be maintained. With respect to any forward currency exchange contract, it will not generally be possible to match precisely the amount covered by the contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward currency exchange contract is entered into and the date it matures. In addition, while forward currency exchange contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also may result in losses and moreover will limit potential gains which might result from increases in the value of such currency. The Fund will also incur costs in connection with forward currency exchange contracts and conversions of foreign currencies and U.S. dollars.
     A separate account of a Fund consisting of liquid assets equal to the amount of the Fund’s assets that could be required to consummate forward currency exchange contracts will be established with the Fund’s custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.
     REPURCHASE AGREEMENTS. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation with capital, surplus, and undivided profits of not less than $100,000,000 (as of the date of their most recently published financial statements) and from registered broker-dealers which BB&T Asset Management or the Sub-Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) and BB&T Asset Management or the Sub-Adviser will monitor the collateral’s value to ensure that it equals or exceeds the repurchase price (including accrued interest). In addition, securities subject to repurchase agreements will be held in a segregated account.
     If the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities held by the Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller’s estate. Securities subject to repurchase agreements will be held by BB&T Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the “1940 Act”).
     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS. The Funds may also enter into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. Pursuant to such reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed-upon date and price. A dollar roll agreement is analogous to a reverse repurchase agreement, with a Fund selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. At the time a Fund enters into a reverse repurchase agreement or dollar roll agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities to be purchased by a Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that a Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.
     U.S. GOVERNMENT SECURITIES. The U.S. Treasury Fund will invest exclusively in bills, notes and bonds issued or guaranteed by the U.S. Treasury. Such obligations are supported by the full faith and credit of the U.S. Government. Each of the other Funds may invest in such securities and in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These securities will constitute the primary investment of the Short Fund and the Intermediate U.S. Government Fund. Such securities may include those which are supported by the full faith and credit of the U.S. Government; others which are supported by the right of the issuer to borrow from the Treasury; others which are supported by the discretionary authority of the U.S. Government to purchase the agency’s securities; and still others which are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies and instrumentalities only when BB&T Asset Management or the Sub-Adviser believes that the credit risk with respect thereto is minimal.
     Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Federal Farm Credit Banks, or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.
     U.S. Government Securities may include mortgage-backed pass-through securities. Interest and principal payments (including prepayments) on the mortgages underlying such securities are passed through to the holders of the security. Prepayments occur when the borrower under an individual mortgage prepays the remaining principal before the mortgage’s scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed pass-through securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal prepayment features, mortgage-backed pass-through securities are generally more volatile investments than other U.S. Government Securities. Although under normal market conditions, the Prime Money Market Fund does not expect to do so, except in connection with repurchase agreements, it may invest in such mortgage-backed pass-through securities.
     The Taxable Bond Funds, the Stock Funds, the U.S. Treasury Fund and the National Tax-Free Money Market Fund may also invest in “zero coupon” U.S. Government Securities. These securities tend to be more volatile than other types of U.S. Government Securities. Zero coupon securities are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
     The Tax-Free Bond Funds may invest in U.S. Government Securities in connection with the purchase of taxable obligations (as described below).
     SWAPS. The International Equity Fund and the Tax-Free Bond Funds may enter into swap transactions. Swap transactions may include, but are not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as “swap transactions”). The International Equity Fund and the Tax-Free Bond Funds may enter into swap transactions for any legal purpose consistent with the respective Fund’s investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Tax-Free Bond Funds will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.
     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.
     The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis”, and a Fund will receive or pay, as the case may be, only the net amount of the two payments.
     The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.
     The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If a Fund’s Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.
     The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.
     The International Equity Fund and the Tax-Free Bond Funds will earmark and reserve Fund assets, in cash or liquid securities, in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will earmark and reserve assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will earmark and reserve assets with a daily value at least equal to the full amount of a Fund’s accrued obligations under the agreement. The Tax-Free Bond Funds will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Fund’s Adviser. The International Equity Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Fund’s Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.
     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments in securities that are not readily marketable.
     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.
     The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.
     CREDIT DEFAULT SWAPS (“CDSs”). The International Equity Fund and the Total Return Bond Fund may enter into CDSs. As described above, swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of CDSs, the contract gives one party (the “buyer”) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer in return for a previously agreed upon payment from the other party (the “seller”), frequently, the par value of the debt security. CDSs may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The International Equity Fund and the Total Return Bond Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a CDS. In cases where a Fund is the seller of a CDS, if the CDS is physically settled, the Fund will be required to earmark and reserve the full notional amount of the CDS. If the Fund is the seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the buyer in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligation. In return, the Fund would receive from the buyer a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.
     CDSs involve special risks in addition to those mentioned above under “Swaps”, because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the reference issuer of the debt security (as opposed to a credit downgrade or other indication of financial difficulty).
     REAL ESTATE INVESTMENT TRUSTS (“REITs”). The Stock Funds and the Total Return Bond Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.
     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.
     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
     Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:
limited financial resources;
infrequent or limited trading; and
more abrupt or erratic price movements than larger company securities.
     In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

     TRUST PREFERRED SECURITIES. Each of the Stock Funds and the Total Return Bond Fund may purchase trust preferred securities. Trust preferred securities are issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities currently permit the issuing entity to treat the interest payments as a tax-deductible cost. These securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, these securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities have the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an event of default. At the present time, the Internal Revenue Service treats capital securities as debt.
     SUPRANATIONAL ORGANIZATIONAL OBLIGATIONS. The Funds may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.
     INVESTMENT GRADE DEBT OBLIGATIONS. The Total Return Bond Fund, the Tax-Free Bond Funds, and the Stock Funds may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO. The Short Fund and the Intermediate U.S. Government Fund may only invest in those investment grade securities rated in the three highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s Investors Services, Inc. (“Moody’s”) or “BBB” by Standard & Poor’s Corporation (“S&P”), are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. The Stock Funds may each invest up to 20% of their total net assets in such securities. An issuer undergoing reorganization or restructuring may issue to its security holders additional securities which may be different from the securities already held by the security holder. The Funds may hold such additional securities even if they do not generally invest in such securities.
     NON-INVESTMENT GRADE DEBT SECURITIES. The Stock Funds and the Total Return Bond Fund may invest in debt securities rated below investment grade, also known as junk bonds. These securities are regarded as predominantly speculative. Securities rated below investment grade generally provide a higher yield than higher rated securities of similar maturity, but are subject to a greater degree of risk that the issuer may not be able to make principal and interest payments. Issuers of these securities may not be as strong financially as those issuing higher rated securities. Such high yield issuers may include smaller, less creditworthy companies or highly indebted firms.
     The value of high yield securities may fluctuate more than the value of higher rated securities, since high yield securities tend to reflect short-term corporate and market developments to a greater extent than higher rated securities. Thus, periods of economic uncertainty and change can result in the increased volatility of market prices of high yield bonds and of the Fund’s net asset value. Additional risks of high yield securities include limited liquidity and secondary market support. As a result, the prices of high yield securities may decline rapidly in the event that a significant number of holders decide to sell. Issuers of high yield securities also are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. A projection of an economic downturn, for example, could cause the price of these securities to decline because a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In the event of a default, the Funds would experience a decline in the value of its investment. In addition, a long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. It may be that future default rates on high-yield bonds will be more widespread and higher than in the past, especially during periods of deteriorating economic conditions.
     The market prices of debt securities generally fluctuate with changes in interest rates so that these Funds’ net asset values can be expected to decrease as long-term interest rates rise and to increase as long-term rates fall. The market prices of high yield securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically.
     Credit quality in the high yield market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. Each of the Stock Funds will limit its investments in non-investment grade securities to 20% of its total assets. The Total Return Bond Fund may invest up to 25% of its total net assets in such securities. Subject to Securities and Exchange Commission (“SEC”) restrictions, the Stock Funds and Total Return Bond Fund may invest in such securities by investing in investment companies that primarily invest in non-investment grade securities.
     CUSTODY RECEIPTS. The Taxable Bond Funds and the Stock Funds may invest in custody receipts that represent debt securities. Custody receipts, such as Morgan Stanley TRACERs and Lehman Brothers TRAINs are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities. The sponsor will then generally sell those custody receipts in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt evidences the individual securities in the pool and the holder of a custody receipt generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt. If a custody receipt is sold, a holder will be treated as having directly disposed of its pro rata share of the securities evidenced by the custody receipt. Additionally, the holder of a custody receipt may withdraw the securities represented by a custody receipt subject to certain conditions.
     Custody receipts are generally subject to the same risks as those securities evidenced by the receipts which, in the case of the Stock Funds and Total Return Bond Fund, are corporate debt securities. Additionally, custody receipts may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.
     COLLATERALIZED MORTGAGE OBLIGATIONS. Each of the Bond Funds, the Stock Funds, the Prime Money Market Fund and the National Tax-Free Money Market Fund may also invest in collateralized mortgage obligations (“CMOs”). CMOs are mortgage-related securities which are structured pools of mortgage pass-through certificates or mortgage loans. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.
     CMOs may include stripped mortgage-backed securities (“SMBSs”). Such securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities’ yield to maturity. Generally, the value of the PO class is unusually volatile in response to changes in interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated in the highest rating category.
     Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities are a fairly recent development. As a result, established trading markets may not have fully developed. Stripped mortgage securities issued or guaranteed by the U.S. Government and held by a Fund may be considered illiquid securities pursuant to guidelines established by BB&T Funds’ Board of Trustees. The Funds will not purchase a stripped mortgage security that is illiquid if, as a result thereof, more than 15% (10% in the case of the Prime Money Market Fund and the National Tax-Free Money Market Fund) of the value of the Fund’s net assets would be invested in such securities and other illiquid securities.
     Unless stated otherwise, each Fund will limit its investment in CMOs to 25% of the value of its total assets.
     ASSET-BACKED SECURITIES. The Prime Money Market Fund, the Bond Funds and the Stock Funds may invest in asset-backed securities which are securities created by the grouping of certain private loans, receivables, and other lender assets, such as automobile receivables and credit-card receivables, into pools.
     Offerings of Certificates for Automobile Receivables (“CARs”) are structured either as flow-through grantor trusts or as pay-through notes. CARs structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARs structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets. CARs may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed-payment CARs are certain, while cash-flows on other types of CARs issues depends on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.

     Certificates for Amortizing Revolving Debt (“CARDs”) represent participation in a fixed pool of credit card accounts. CARDs pay “interest only” for a specified period. The CARDs principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer’s participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. Cash flows on CARDs are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDs amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDs depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor’s participation is based on the ratio of the CARDs’ balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the CARDs’ balance. This method results in especially fast amortization.
     Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by a Fund will be subject to the same quality requirements as other securities purchased by the Fund.
     For purposes of calculating underlying fund expenses in the Prospectuses, structured products such as asset-backed securities are not included.
     MUNICIPAL OBLIGATIONS. The Stock Funds, Bond Funds, the National Tax-Free Money Market Fund and the Prime Money Market Fund may invest in municipal obligations. Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are or were issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax. Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income taxes are rendered by counsel to the issuers or bond counsel to the respective issuing authorities at the time of issuance.
     In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal securities at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond’s fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment.
     An issuer’s obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially, adversely affected by litigation or other conditions.
     TAXABLE OBLIGATIONS. All Funds, except the U.S. Treasury Fund, may invest in taxable municipal obligations. Taxable municipal obligations are typically issued by municipalities or their agencies for purposes which do not qualify for federal tax exemption, but do qualify for state and local tax exemption. These debt obligations are issued to finance the cost of buying, building or improving various projects, such as sporting facilities, health care facilities, housing projects, electric, water and sewer utilities, and colleges or universities. Generally, payments on these debt obligations depend on the revenues generated by the projects, excise taxes or state appropriations, or the debt obligations can be backed by the government’s taxing power. Due to federal taxation, taxable municipal obligations offer yields more comparable to other taxable sectors such as corporate bonds or agency bonds than to other municipal obligations. These debt obligations are federally taxable to individuals but may be exempt from state and local taxes.
     TAX-EXEMPT OBLIGATIONS. Under normal market conditions, the Kentucky Fund will invest at least 80% of its net assets plus borrowings in investments the income from which, in the opinion of the issuer’s bond counsel at the time of issuance, is exempt both from federal income tax and Kentucky personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals (“Kentucky Tax-Exempt Obligations”). Under normal market conditions, the Maryland Fund will invest at least 80% of its net assets plus borrowings in investments the income from which, in the opinion of the issuer’s bond counsel at the time of issuance, is exempt both from federal income tax and Maryland personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals (“Maryland Tax-Exempt Obligations”). Under normal market conditions, the North Carolina Fund will invest at least 80% of its net assets plus borrowings in investments the income from which, in the opinion of the issuer’s bond counsel at the time of issuance, is exempt both from federal income tax and North Carolina personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals (“North Carolina Tax-Exempt Obligations”). Under normal market conditions, the South Carolina Fund will invest at least 80% of its net assets plus borrowings in investments the income from which, in the opinion of the issuer’s bond counsel at the time of issuance, is exempt both from federal income tax and South Carolina personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals (“South Carolina Tax-Exempt Obligations”). Under normal market conditions, the Virginia Fund will invest at least 80% of its net assets plus borrowings in investments the income from which, in the opinion of the issuer’s bond counsel at the time of issuance, is exempt both from federal income tax and Virginia personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals (“Virginia Tax-Exempt Obligations”). Under normal market conditions, the West Virginia Fund will invest at least 80% of its net assets plus borrowings in investments the income from which, in the opinion of the issuer’s bond counsel at the time of issuance, is exempt both from federal income tax and West Virginia personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals (“West Virginia Tax-Exempt Obligations”). Under normal market conditions, the National Tax-Free Money Market Fund will invest at least 80% of its net assets plus borrowings in investments the income from which is exempt from both federal regular income tax and is not treated as a preference item for purposes of the federal alternative minimum tax for individuals (“National Tax-Exempt Obligations”). In addition to Kentucky Tax-Exempt Obligations, Maryland Tax-Exempt Obligations, North Carolina Tax-Exempt Obligations, South Carolina Tax-Exempt Obligations, Virginia Tax-Exempt Obligations, and West Virginia Tax-Exempt Obligations, the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, and the West Virginia Fund may invest in tax-exempt obligations issued by or on behalf of states other than Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which, in the opinion of the issuer’s counsel at the time of issuance, is exempt from federal income tax and is not treated as a preference item for individuals for purposes of the federal alternative minimum tax. Such securities, Kentucky Tax-Exempt Obligations, Maryland Tax-Exempt Obligations, North Carolina Tax-Exempt Obligations, South Carolina Tax-Exempt Obligations, Virginia Tax-Exempt Obligations, West Virginia Tax-Exempt Obligations and National Tax-Exempt Obligations are hereinafter collectively referred to as “Tax-Exempt Obligations.” All Funds, except the U.S. Treasury Fund, may invest in Tax-Exempt Obligations.
     Tax-Exempt Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Tax-Exempt Obligations if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.
     Tax-Exempt Obligations may also include General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.
     Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.
     The two principal classifications of Tax-Exempt Obligations consist of “general obligation” and “revenue” issues. General obligation bonds are typically backed by the full faith and credit of the issuer, whereas revenue bonds are payable from a specific project or other limited source of revenue. The Funds, except the U.S. Treasury Fund, are permitted to invest in Tax-Exempt Obligations and may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. Currently, neither North Carolina, South Carolina nor West Virginia issuers have authority to issue moral obligation securities. State and local governments in Virginia and Kentucky also enter into financings that are not general obligations of the issuer but are secured by the “moral obligation” of the state or local government. There are, of course, variations in the quality of Tax-Exempt Obligations, both within a particular classification and between classifications, and the yields on Tax-Exempt Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody’s and S&P represent their opinions as to the quality of Tax-Exempt Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Tax-Exempt Obligations with the same maturity, interest rate and rating may have different yields, while Tax-Exempt Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of Tax-Exempt Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. Neither event would under all circumstances require the elimination of such an obligation from the Fund’s investment portfolio. However, the obligation generally would be retained only if such retention was determined by the Board of Trustees to be in the best interests of the Fund.
     An issuer’s obligations for its Tax-Exempt Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Tax-Exempt Obligations may be materially adversely affected by litigation or other conditions.
     Also included within the general category of Tax-Exempt Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract (hereinafter collectively called “lease obligations”) entered into by a state or political subdivisions to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not generally constitute general obligations of the issuer for which the lessee’s unlimited taxing power is pledged (in South Carolina, certain governmental lease obligations are included in calculation of the general obligation debt limit while in Virginia, such obligations are not included in the calculation of applicable debt limits, provided such obligations are properly structured), the lease obligation is frequently assignable and backed by the lessee’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. Under guidelines established by the Board of Trustees, the following factors will be considered when determining the liquidity of a lease obligation: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of potential buyers; (3) the willingness of dealers to undertake to make a market in the obligation; and (4) the nature of the marketplace trades.
     VARIABLE AND FLOATING RATE NOTES. The Tax-Free Bond Funds may acquire variable and floating rate tax-exempt notes, subject to each Fund’s investment objective, policies, and restrictions. The National Tax-Free Money Market Fund and the Prime Money Market Fund may purchase rated and unrated variable and floating rate instruments, which may have a stated maturity in excess of 397 days but will, in any event, permit the Fund to demand payment of the principal of the instrument at least once every 397 days upon not more than 30 days’ notice. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by BB&T Asset Management with respect to the Tax-Free Bond Funds, (or FIMC with respect to the National Tax-Free Money Market Fund and the Prime Money Market Fund) under guidelines established by BB&T Funds’ Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under a Fund’s investment policies. In making such determinations, BB&T Asset Management with respect to the Tax-Free Bond Funds (or FIMC with respect to the National Tax-Free Money Market Fund and the Prime Money Market Fund) will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the National Tax-Free Money Market Fund, the Prime Money Market Fund or the Tax-Free Bond Funds, a Fund may resell a note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other securities which are not readily marketable, exceeds 15% of each Tax-Free Bond Fund’s net assets (10% for the National Tax-Free

Money Market Fund or the Prime Money Market Fund) only if such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand by the Fund.
     For purposes of the Tax-Free Bond Funds, the National Tax-Free Money Market Fund and the Prime Money Market Fund, the maturities of the variable and floating rate notes will be determined in accordance with Rule 2a-7 under the 1940 Act.
     WHEN-ISSUED SECURITIES. Each Fund, except the U.S. Treasury Fund, may purchase securities on a when-issued basis. In addition, the Stock Funds, the National Tax-Free Money Market Fund and the Prime Money Market Fund may purchase and sell securities on a forward commitment basis (i.e., for delivery beyond the normal settlement date at a stated price and yield), including “TBA” (to be announced) purchase commitments. When these Funds agree to purchase securities on a when-issued or forward commitment basis, the Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that any such Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.
     When a Fund engages in when-issued or forward commitment transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. In addition, the purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Each of the Funds does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective. A Fund expects that commitments by a Fund to purchase when-issued securities will not exceed 25% of the value of its total assets under normal market conditions.
     CALLS. The Stock Funds and the Funds of Funds may write (sell) “covered” call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or liquid portfolio securities equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian.
     The purpose of writing covered call options is to generate additional premium income for the Funds. This premium income will serve to enhance each Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of a Fund’s Adviser or Sub-Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds.
     A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure the writer’s obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. The Funds will write only covered call options. This means that a Fund will only write a call option on a security which it already owns. A Fund will not write a covered call option if, as a result, the aggregate fair value of all portfolio securities covering call options or subject to put options exceeds 25% of the fair value of its net assets.
     Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options which the Funds will not do), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund does not have any control over the point at which it may be required to sell the underlying securities, because it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, a Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of a Fund’s custodian. A Fund does not consider a security covered by a call to be “pledged” as that term is used in its policy which limits the pledging or mortgaging of its assets.
     The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, BB&T Asset Management or the Sub-Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in a Fund’s statement of assets and liabilities. This liability will be readjusted daily to the option’s current market value, which will be the latest sale price at the time at which the net asset value per share of a Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price (or, with respect to the International Equity Fund, the mean between the last bid and asked prices). The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.
     Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.
     Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.
     A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.
     PUTS. The Tax-Free Bond Funds and the National Tax-Free Money Market Fund may acquire “puts” with respect to Tax-Exempt Obligations held in their portfolios, and the Funds of Funds may acquire puts with respect to the securities in their portfolios. The Stock Funds may buy put options, buy call options, and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity Fund, cross-hedging. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Each of these Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.
     The amount payable to a Fund upon its exercise of a “put” is normally (i) the Fund’s acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.
     Puts may be acquired by the Tax-Free Bond Funds, the National Tax-Free Money Market Fund and the Funds of Funds to facilitate the liquidity of their portfolio assets or to shorten the maturity of underlying assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security.
     The Tax-Free Bond Funds, the National Tax-Free Money Market Fund and the Funds of Funds will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).
     The Funds intend to enter into puts only with dealers, banks, and broker-dealers which, in BB&T Asset Management’s opinion, present minimal credit risks.
     PUT AND CALL OPTIONS. A Fund will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. Cross-hedging is the use of options or forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency based on a belief that there is a pattern of correlation between the two currencies.
     Each Fund of BB&T Funds (other than the Money Market Funds and the Bond Funds) may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Fund’s position in a futures contract or related option, a Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.
     STAND-BY COMMITMENTS. The Tax-Free Bond Funds may acquire “stand-by commitments” with respect to Tax-Exempt Obligations held in their portfolios, and the Stock Funds and the National Tax-Free Money Market Fund may acquire stand-by commitments with respect to the securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund’s option specified securities at their amortized cost value to the Fund plus accrued interest, if any. (Stand-by commitments acquired by a Fund may also be referred to as “put” options.) Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying securities and may be sold, transferred, or assigned only with the instruments involved. A Fund’s right to exercise stand-by commitments will be unconditional and unqualified.
     The amount payable to a Fund upon its exercise of a stand-by commitment will normally be (i) the Fund’s acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period.
     Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 1/2 of 1% of the value of that Fund’s total assets calculated immediately after each stand-by commitment is acquired.
     Each Fund intends to enter into stand-by commitments only with dealers, banks, and broker-dealers which, in the investment adviser’s opinion, present minimal credit risks. A Fund’s reliance upon the credit of these dealers, banks, and broker-dealers will be secured by the value of the underlying securities that are subject to the commitment.
     A Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities, which would continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by a Fund would by valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by that Fund.
     RISK FACTORS RELATING TO OPTIONS. There are several risks associated with transactions in put and call options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options, restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms. In addition, the success of a hedging strategy based on options transactions may depend on the ability of the Fund’s Adviser or Sub-Adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates.
     FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund (other than the Money Market Funds) may invest in futures contracts and each Fund (other than the Money Market Funds and the Taxable Bond Funds) may invest in options thereon. The value of a Fund’s contracts may approach, but will not exceed, 100% of the Fund’s total net assets.
     Futures contracts obligate a Fund, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. A Fund may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Fund may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge.
     Successful use of futures by the Funds is also subject to an Adviser’s or Sub-Adviser’s ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.
     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.
     Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option.
     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement, during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
     The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult to impossible to liquidate existing positions or to recover excess variation margin payments.
     In addition, the International Equity Fund may purchase and write (sell) futures contracts on commodities and options thereon. While such a futures contract obligates the seller to deliver and the purchaser to take delivery of the specified commodity on the expiration date of the contract, no physical delivery of the underlying commodity is made. It is the practice of holders of futures to close out their position on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.
     Pursuant to claims for exemption filed with the National Futures Association on behalf of the Funds, the Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as such under the Commodity Exchange Act.
     RIGHTS OFFERINGS AND WARRANTS TO PURCHASE. The Stock Funds and the Total Return Bond Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.
     EXCHANGE-TRADED FUNDS. Each Stock Fund, Fund of Funds and Bond Fund may invest in index-based exchange-traded funds, such as iShares(R) Trust and iShares,(R) Inc. (“iShares(R)*”).
     iShares(R) is a registered investment company unaffiliated with the Funds that offers several series of securities, each of which seeks to replicate the performance of a market index. Thus, investment in iShares(R) offers, among other things, (i) an efficient means to achieve diversification in a particular industry, or (ii) for those Funds that invest in foreign securities, exposure to a particular country that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.
     Because exchange-traded funds are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions generally restrict a fund’s investment in the shares of another investment company to up to 5% of its total assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of total assets. The Funds (other than the Funds of Funds) may invest in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met.

*	iShares(R) is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.
     INVESTMENT COMPANIES. Each Fund may, to the extent permitted by the 1940 Act, invest in the securities of money market mutual funds. Pursuant to new rules recently adopted by the SEC and effective as of July 31, 2006, the Funds may invest in affiliated and unaffiliated money market funds to the extent permitted by the Fund’s respective investment strategies. See also “Exchange-Traded Funds”.
     In addition, the International Equity Fund may purchase shares of investment companies (which may include exchange-traded funds) investing primarily in foreign securities, including so-called “country funds.” Country funds have portfolios consisting exclusively of securities of issuers located in one country.
     The Total Return Bond Fund may invest in investment companies that invest primarily in debt securities.

     CONVERTIBLE SECURITIES. The Total Return Bond Fund and the Stock Funds may invest in convertible securities. Convertible securities are fixed income-securities which may be exchanged or converted into a predetermined number of the issuer’s underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible bonds and convertible preferred stocks are fixed-income securities that generally retain the investment characteristics of fixed-income securities until they have been converted, but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed-income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer’s common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond’s maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.
     RESTRICTED SECURITIES. Each Fund of BB&T Funds (other than the U.S. Treasury Money Market Fund) may invest in commercial paper issued by corporations without registration under the Securities Act of 1933 (the “1933 Act”) in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called “private placement” exemption in Section 4(2) (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.
     Each Fund of BB&T Funds (other than the U.S. Treasury Money Market Fund) may purchase securities which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Adviser or Sub-Adviser determines that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.
     SECURITIES LENDING. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities which BB&T Asset Management and/or a Fund’s respective Sub-Adviser has determined are creditworthy under guidelines established by BB&T Funds’ Board of Trustees. BB&T Funds will employ one or more securities lending agents to initiate and affect securities lending transactions for BB&T Funds. While the lending of securities may subject a Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower was to default on its lending agreement or enter into bankruptcy, the Fund will lend only on a fully collateralized basis in order to reduce such risk. During the time portfolio securities are on loan, the Fund is entitled to receive any dividends or interest paid on such securities. Additionally, cash collateral received will be invested on behalf of the Fund exclusively in money market instruments. While a Fund will not have the right to vote securities on loan, the Funds intend to terminate the loan and retain the right to vote if that is considered important with respect to the investment. Each Fund will restrict its securities lending to 33 1/3% of its total assets.
     CALLABLE SECURITIES. Certain fixed income securities invested in by the Bond Funds and the Money Market Funds are callable at the option of the issuer. Callable Securities are subject to Prepayment/Call risk.
     STRUCTURED PRODUCTS. One common type of security is a “structured” product. Structured products, such as structured notes, generally are individually negotiated agreements and may be traded over the counter. They are organized and operated to restructure the investment characteristics of the underlying security. This structuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependant on the extent of the cash flow of the underlying instruments. With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

TEMPORARY DEFENSIVE POSITIONS
     If deemed appropriate under the circumstances, each Stock Fund, Bond Fund and Fund of Funds may increase its holdings in short-term obligations to up to 100% of its total assets. Under normal market conditions, the Stock Funds will limit their investment in short-term obligations to 20% of their total net assets. Such short-term obligations may include money market instruments and repurchase agreements. If deemed appropriate under the circumstances, the National Tax-Free Money Market Fund may invest in cash or securities subject to federal income tax. This may cause the National Tax-Free Money Market Fund to receive and distribute taxable income to investors, and to that extent to fail to meet its investment objective.
UNDERWRITING SECURITIES
     As a matter of policy, each Fund may underwrite securities to the extent permitted by the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.
INVESTMENT RESTRICTIONS
     Except as provided otherwise, the following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined under “GENERAL INFORMATION — Miscellaneous” in this SAI).
THE PRIME MONEY MARKET FUND AND THE U.S. TREASURY FUND MAY NOT:
     1. Purchase securities of any issuer, other than obligations issued or guaranteed by the U.S. Government if, as a result, with respect to 75% of its portfolio, more than 5% of the value of the Fund’s total assets would be invested in such issuer. In addition, although not a fundamental investment restriction (and therefore subject to change without shareholder vote), to the extent required by rules of the SEC, the Prime Money Market Fund and the U.S. Treasury Fund will apply this restriction to 100% of its portfolio, except that for the Prime Money Market Fund, 25% of the value of its total assets may be invested in any one issuer for a period of up to three business days.
     EACH TAXABLE BOND FUND MAY NOT:
     1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase with respect to 75% of its portfolio, more than 5% of the value of the Fund’s total assets would be invested in such issuer. There is no limit as to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
     2. Purchase any securities that would cause 25% or more of the value of such Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.
     EACH OF THE FUNDS OF FUNDS MAY NOT:
     1. Purchase any securities that would cause 25% or more of the value of such Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities or securities issued by “regulated investment companies” as defined in the Internal Revenue Code of 1986, as amended (the “Code”); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

     2. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or “regulated investment companies” as defined in the Code, if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
     THE LARGE CAP FUND, THE SMALL CAP FUND, THE MID CAP GROWTH FUND, THE MID CAP VALUE FUND, AND THE SPECIAL OPPORTUNITIES EQUITY FUND MAY NOT:
     1. Purchase any securities that would cause 25% or more of the value of such Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.
     2. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
     THE INTERNATIONAL EQUITY FUND MAY NOT:
     1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets.
     2. Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivision, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.
     3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.
     4. Write or sell unsecured put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.
     THE INTERNATIONAL EQUITY FUND MAY:
     1. Purchase or sell real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.
     2. Purchase or sell commodities, commodities contracts, or futures contracts to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.
     EACH OF THE FUNDS MAY:
     1. Borrow money or lend to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.
     2. Issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.
     THE KENTUCKY FUND, THE MARYLAND FUND, THE NORTH CAROLINA FUND, THE SOUTH CAROLINA FUND, THE VIRGINIA FUND, AND THE WEST VIRGINIA FUND MAY NOT:
     1. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Funds may acquire puts with respect to Tax-Exempt Obligations in their portfolios and sell those puts in conjunction with a sale of those Tax-Exempt Obligations.
     2. Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities, and (b) this limitation shall not apply to Tax-Exempt Obligations or governmental guarantees of Tax-Exempt Obligations. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such nongovernmental user.
     EACH FUND (EXCEPT THE INTERNATIONAL EQUITY FUND AND PRIME MONEY MARKET FUND) MAY:
     1. Purchase or sell commodities, commodities contracts, or future contracts or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.
     2. The U.S. Treasury Fund may not buy common stocks or voting securities, or state, municipal, or private activity bonds. The U.S. Treasury Fund, the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, the West Virginia Fund, the Short Fund, the Intermediate U.S. Government Fund and the Total Return Bond Fund may not write or purchase call options. Each of the Funds may not write put options. The U.S. Treasury Fund, the Short Fund, the Intermediate U.S. Government Fund and the Total Return Bond Fund may not purchase put options.
     THE PRIME MONEY MARKET FUND MAY NOT:
     1. Make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. Bank instruments include bank accounts, time deposits, certificates of deposit, and bankers’ acceptances. As a matter of non-fundamental policy, (i) instruments of foreign banks will not be considered bank instruments for purposes of the above-described exclusion from the above industry concentration limit; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor, for purposes of diversification, when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets.
     2. Underwrite securities except to the extent permitted by the 1940 Act or the rules or regulations thereunder, as such statutes, rules or regulations may be amended from time to time.

     3. Purchase or sell commodities, commodities contracts, futures contracts, or real estate except to the extent permitted by the 1940 Act or the rules or regulations thereunder, as such statutes, rules or regulations may be amended from time to time.
     Although the foregoing investment limitations would permit the Prime Money Market Fund to invest in options, futures contracts and options on futures contracts, the Fund does not currently intend to trade in such instruments or engage in such transactions during the next twelve months (except to the extent a portfolio security may be subject to a “demand feature” or “put” as permitted under SEC regulations for money market funds). Prior to making any such investments, the Prime Money Market Fund would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.
     THE NATIONAL TAX-FREE MONEY MARKET FUND MAY:
     1. Purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. Bank instruments include bank accounts, time deposits, certificates of deposit, and bankers’ acceptances. As a matter of non-fundamental policy, (i) instruments of foreign banks will not be considered bank instruments for purposes of the above-described exclusion from the above industry concentration limit; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor, for purposes of diversification, when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets.
     2. Underwrite securities to the extent permitted by the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.
     THE NATIONAL TAX-FREE MONEY MARKET FUND MAY NOT:
     1. Concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.
     THE EQUITY INCOME FUND MAY NOT:
1.	Concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.
     THE EQUITY INCOME FUND MAY:
1.	Purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

2.	Underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.
The fundamental investment restrictions of the National Tax-Free Money Market Fund and the Equity Income Fund have been adopted to avoid wherever possible the necessity of shareholder meetings unless otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the National Tax-Free Fund and the Equity Income Fund have also adopted non-fundamental investment restrictions, set forth below, which in some instances may be more restrictive than each Fund’s fundamental restrictions. Any changes in the non-fundamental investment policies of these Funds will be communicated to its shareholders prior to effectiveness.

     1940 ACT RESTRICTIONS. Under the 1940 Act, and the rules, regulations, and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer’s voting securities would be held by the fund. “Concentration” is generally interpreted under the 1940 Act to be investing more than 25% of total assets in an industry or group of industries.
     The 1940 Act also limits the amount that a Fund may invest in other investment companies, prohibiting the Fund from (i) owning more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies. Pursuant to exemptive relief granted by the SEC to iShares(R) as well as procedures approved by the Board, the Equity Income Fund may invest in iShares(R) ETFs in excess of the 5% and 10% limits described in this paragraph, provided that the Equity Income Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the exemptive relief, as they may be amended, and any other applicable investment limitations. In addition, pursuant to new exemptive rules under the 1940 Act recently adopted by the SEC and effective as of July 31, 2006, each of the Funds may invest in shares of affiliated and unaffiliated money market funds to the extent permitted by its investment strategy.
     Additionally, the 1940 Act limits a Fund’s ability to borrow money, prohibiting a fund from issuing senior securities, except that it may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.
     The following investment restrictions are considered NON-FUNDAMENTAL and therefore may be changed by a vote of a majority of the Trustees of BB&T Funds:
     1. The Prime Money Market Fund and the U.S. Treasury Fund may not invest more than 10% of its net assets in illiquid securities.
     2. The Prime Money Market Fund and the U.S. Treasury Fund may not invest more than 10% of its net assets in instruments which are not readily marketable.
     3. If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction.
     4. All Funds except the Prime Money Market Fund and the National Tax-Free Money Market Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.
     5. All Funds except the Prime Money Market Fund and the National Tax-Free Money Market Fund may not sell securities short (unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short), however that policy does not prevent the above Funds from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, and the Funds may obtain such short-term credits as are necessary for the clearance of portfolio transactions.
     6. The Equity Income Fund and the National Tax-Free Money Market Fund may not purchase or sell real estate, real estate limited partnership interests, and commodities or commodities contracts (except that the Equity Income Fund may invest in futures contracts and options on futures contracts, as disclosed in the applicable Prospectus). However, subject to its permitted investments, the Equity Income Fund and the National Tax-Free Money Market Fund may invest in companies which invest in real estate, securities or loans secured by interests in real estate, commodities or commodities contracts.
     7. The Equity Income Fund and the National Tax-Free Money Market Fund may not borrow money or issue senior securities, except that the Equity Income Fund and the National Tax-Free Money Market Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Equity Income Fund and the National Tax-Free Money Market Fund may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3% of the value of its total assets at the time of such borrowing.

     8. Each Fund except the Money Market Funds may not invest more than 15% of its net assets in “illiquid” securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act.
     9. The National Tax-Free Money Market Fund may not invest more than 10% of its total assets in “illiquid” securities, as defined by the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.
     10. To the extent required by the rules of the SEC, the National Tax-Free Money Market Fund will apply the diversification requirements under the 1940 Act to 100% of its portfolio, provided, however, that the Fund may invest up to 25% of its total assets in any one issuer for a period of up to three business days.
     For purposes of the concentration policies described above, the Funds do not consider investment companies to constitute an “industry.” Rather, the Funds will “look-through” investments in investment companies to the underlying securities held by such exchange-traded funds when determining fund exposure to a particular industry.
PORTFOLIO TURNOVER
     The portfolio turnover rate for each Fund of BB&T Funds is calculated by dividing the lesser of a Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less.
     For the fiscal years ended September 30, 2006 and September 30, 2005, the portfolio turnover rates for each of the Funds with a full year of operations in the subject fiscal years (other than the Money Market Funds) were as follows:

FUND	2006 (%)	2005(%)
Large Cap Fund	34.83	19.50
Large Cap Growth Fund*	186.19	62.78
Mid Cap Value Fund**	53.92	126.99
Mid Cap Growth Fund***	140.90	92.74
Small Cap Fund	43.25	8.39
International Equity Fund	36.22	44.96
Special Opportunities Equity Fund	58.01	30.38
Equity Income Fund	45.38	39.65
Short Fund****	98.08	33.67
Intermediate U.S. Government Fund	127.13	107.04
Total Return Bond Fund*****	226.36	173.74
Kentucky Intermediate Tax-Free Fund	64.55	37.50
Maryland Intermediate Tax-Free Fund******	219.80	44.67
North Carolina Intermediate Tax-Free Fund	94.95	60.84
South Carolina Intermediate Tax-Free Fund	80.24	56.03
Virginia Intermediate Tax-Free Fund	76.53	48.04
West Virginia Intermediate Tax-Free Fund	50.14	32.10
Prime Money Market Fund	N/A	N/A
U.S. Treasury Money Market Fund	N/A	N/A
National Tax-Free Money Market Fund*******	N/A	N/A
Capital Manager Conservative Growth Fund	5.69	52.50
Capital Manager Moderate Growth Fund	7.33	37.83
Capital Manager Growth Fund	6.26	26.22
Capital Manager Equity Fund	1.48	2.14

*	The Large Cap Growth Fund experienced increased portfolio turnover due to a change in the Fund’s portfolio manager on March 27, 2006. On January 29, 2007, the Large Cap Growth Fund merged with and into the Large Cap Fund.

**	The Mid Cap Value Fund experienced a decrease in portfolio turnover from 2005 to 2006 due to a change in the Fund’s Sub-Adviser and subsequent restructuring of the Fund’s portfolio.

***	The Mid Cap Growth Fund experienced increased portfolio turnover due to sharp volatility in the high-growth securities in which the Fund invests. Substantial risk aversion in the overall equity markets beginning in May 2006 prompted larger than normal profit-taking in the Fund.

****	The Short Fund experienced increased portfolio turnover due to the use of trading strategies that involve the simultaneous purchase and sale of securities in order to profit from the increase or decrease in the spread between the two positions, to increase the Fund’s book yield or to realize tax benefits.

*****	The Total Return Bond Fund experienced increased portfolio turnover due to changes to the Fund’s sector allocation and yield curve positioning. Assets were rotated out of the treasury & agency sectors and into higher-yielding sectors such as mortgages and corporate securities.

******	The Maryland Intermediate Tax-Free Fund experienced increased portfolio turnover due to the use of trading strategies that involve the simultaneous purchase and sale of securities in order to profit from the increase or decrease in the spread between the two positions or to realize tax benefits.

*******	The National Tax-Free Money Market Fund commenced operations on August 1, 2006.
     High turnover rates will generally result in higher transaction costs to the Funds and may result in higher levels of taxable realized gains (including short-term taxable gains generally taxed at ordinary income tax rates) to a Fund’s shareholders. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. A higher portfolio turnover rate for each Fund of BB&T Funds other than the U.S. Treasury Fund may lead to increased taxes and transaction costs. Portfolio turnover will not be a limiting factor in making investment decisions. See “Additional Tax Information.”
     Because the U.S. Treasury Fund, the Prime Money Market Fund and the National Tax-Free Money Market Fund intend to invest entirely in securities with maturities of less than one year and because the SEC requires such securities to be excluded from the calculation of the portfolio turnover rate, the portfolio turnover with respect to each of the U.S. Treasury Fund and Prime Money Market Fund was zero percent for the fiscal years ended September 30, 2006 and September 30, 2005, and the portfolio turnover rate for the National Tax-Free Money Market Fund, which commenced operations on August 1, 2006, was zero percent for the fiscal year ended September 30, 2006. The portfolio turnover rate for each Money Market Fund is expected to remain zero percent for regulatory purposes.
VALUATION
VALUATION OF THE MONEY MARKET FUNDS
     The U.S. Treasury Fund, the Prime Money Market Fund and the National Tax-Free Money Market Fund have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the U.S. Treasury Fund, the Prime Money Market Fund and the National Tax-Free Money Market Fund would receive if it sold the instrument. The value of securities in the U.S. Treasury Fund, the Prime Money Market Fund and the National Tax-Free Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.
     Pursuant to Rule 2a-7, each Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per Share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to maturity dates) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. BB&T Funds’ Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and each Money Market Fund’s investment objective, to stabilize the net asset value per Share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of the Money Market Fund calculated by using available market quotations deviates from $1.00 per Share (the “Mark to Market”). In performing the Mark to Market, securities for which market quotations are not readily available and other assets will be valued at fair value and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board.
     In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Money Market Fund’s $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund’s outstanding Shares without monetary consideration, or utilizing a net asset value per Share determined by using available market quotations.
VALUATION OF THE BOND FUNDS, THE STOCK FUNDS AND THE FUNDS OF FUNDS
     Except as noted below, investments of the Stock Funds, Bond Funds, and Funds of Funds of the Trust in securities the principal market for which is a securities exchange or an over-the-counter market are valued at their latest available sale price (except for those securities traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price) or, absent such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded. Except as noted below, investments of the International Equity Fund in securities the principal market for which is a securities exchange are valued at the closing price on that exchange on the day of computation.
     With regard to each of the above-mentioned Funds, securities the principal market for which is not a securities exchange are valued at their latest bid quotation in such principal market. Securities and other assets for which quotations are not readily available are valued at their fair value as determined by the BB&T Fund’s Pricing Committee in their best judgment pursuant to procedures established by and under the general supervision of the Board of Trustees and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board. The Pricing Committee, as designated by the Board of Trustees, is comprised of employees of the Adviser and/or its affiliates. Pricing determinations require an affirmative vote of a majority of the Pricing Committee.
     Short-term securities are valued at either amortized cost or original cost plus interest, which approximates current value. Repurchase Agreements are valued at original cost. Open ended mutual fund investments will be valued at the most recently calculated net asset value. Closed end mutual funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded.
     The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange or other principal market on which it is traded, which value is then converted into its U.S. dollar equivalent at the prevailing foreign rate reported by FT Interactive Data Corporation as the closing rate for that date. When an occurrence subsequent to the time a value of a foreign security was so established is likely to have changed the value, then the fair value of those securities will be determined by consideration of other factors by the Pricing Committee.
     Securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished through a national pricing service approved by the Board of Trustees. Securities for which market quotations are not readily available and other assets will be valued at fair value using methods determined in good faith by the Pricing Committee under the supervision of the Trustees and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
     Each class of Shares of each Fund of BB&T Funds are sold on a continuous basis by BB&T AM Distributors, Inc. (the “Distributor”). In addition to purchasing Shares directly from the Distributor, Class A, Class B, Class C, or Institutional Shares may be purchased through procedures established by the Distributor in connection with the requirements of accounts at Branch Banking and Trust Company (“BB&T”), or BB&T’s affiliated or correspondent banks. Customers purchasing Shares of BB&T Funds may include officers, directors, or employees of BB&T or BB&T’s affiliated or correspondent banks.
PURCHASE OF CLASS A, CLASS B, AND CLASS C SHARES
     As stated in the Class A, Class B, and Class C Prospectus, the public offering price of Class A Shares of a Fund, except the U.S. Treasury Fund, the Prime Money Market Fund and the National Tax-Free Money Market Fund, is its net asset value next computed after an order is received, plus a sales charge which varies based upon the quantity purchased. The public offering price of such Class A Shares of a Fund is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase. The offering price is rounded to two decimal places each time a computation is made. The sales charge scale set forth in the Class A, Class B, and Class C Prospectus applies to purchases of Class A Shares of such a Fund by a purchaser (a “Purchaser”).
     Shares of the U.S. Treasury Fund, the Prime Money Market Fund and the National Tax-Free Money Market Fund, and Class B

Shares and Class C Shares of each Fund offering such Shares are sold at their net asset value per share, as next computed after an order is received. However, as discussed in the Class A, Class B, and Class C Prospectus, the Class B Shares and Class C Shares are subject to a contingent deferred sales charge (“CDSC”) if they are redeemed prior to the sixth and first anniversary of purchase, respectively. Investors purchasing Shares of the U.S. Treasury Fund, the Prime Money Market Fund and the National Tax-Free Money Market Fund are generally required to purchase Class A or Institutional Shares, since such Shares are not subject to any initial sales charge or contingent deferred sales charge. Shareholders investing directly in Class B Shares of the U.S. Treasury Money Market Fund, the Prime Money Market Fund or the National Tax-Free Money Market Fund as opposed to shareholders obtaining Class B Shares of the U.S. Treasury Money Market Fund, the Prime Money Market Fund or the National Tax-Free Money Market Fund upon an exchange of Class B Shares of any of the other Funds, will be requested to participate in the Auto Exchange and to set the time and amount of their regular, automatic withdrawals in such a way that all of their Class B Shares have been withdrawn from the U.S. Treasury Money Market Fund, the Prime Money Market Fund or the National Tax-Free Money Market Fund, within two years of purchase. Such Class B shares may be exchanged for Class B Shares of any other Fund through the Auto Exchange (see “Auto Exchange Plan”).
     An order to purchase Class A Shares of the Prime Money Market Fund, the U.S. Treasury Fund or the National Tax-Free Money Market Fund will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to BB&T Funds’ custodian for investment. Federal funds are monies credited to a bank’s account within a Federal Reserve Bank. Payment for an order to purchase Shares of the Prime Money Market Fund, the U.S. Treasury Fund or the National Tax-Free Money Market Fund which is transmitted by federal funds wire will be available the same day for investment by BB&T Funds’ custodian, if received prior to the last Valuation Time (see “VALUATION OF SHARES”). It is strongly recommended that investors of substantial amounts use federal funds to purchase Shares of the Prime Money Market Fund, the U.S. Treasury Fund or the National Tax-Free Money Market Fund.
     Shares of the Prime Money Market Fund or the U.S. Treasury Fund purchased before 12:00 noon, Eastern Time, begin earning dividends on the same Business Day. All Shares of the Prime Money Market Fund, the U.S. Treasury Fund or the National Tax-Free Money Market Fund continue to earn dividends through the day before their redemption.
     Shares of a Fund sold to a bank, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (hereinafter referred to individually as “Participating Organizations”) acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the Participating Organizations. With respect to Shares so sold, it is the responsibility of the Participating Organization to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Participating Organizations and reflected in the account statements provided by the Participating Organizations to customers. Depending upon the terms of a particular customer account, a Participating Organization or Bank may charge a customer’s account fees for services provided in connection with investment in the Funds.
     In the case of orders for the purchase of Shares placed through a broker-dealer, the public offering price will be the net asset value as so determined plus any applicable sales charge, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits to BB&T Funds by the Valuation Time. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to do so, the investor’s right to that day’s closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.
     Every shareholder will be mailed a confirmation of each new transaction in the shareholder’s account. In the case of Class A, Class B, and Class C Shares held of record by a Participating Organization but beneficially owned by a customer, confirmations of purchases, exchanges and redemptions of Class A, Class B, and Class C Shares by a Participating Organization will be sent to the customer by the Participating Organization. Certificates representing Shares will not be issued.
     AUTO INVEST PLAN. BB&T Funds Auto Invest Plan enables shareholders to make regular purchases of Class A, Class B, and Class C Shares through automatic deduction from their bank accounts. With shareholder authorization, BB&T Funds’ transfer agent will deduct the amount specified (subject to the applicable minimums) from the shareholder’s bank account and will automatically invest that amount in Class A, Class B, or Class C Shares at the public offering price on the date of such deduction.
     For a shareholder to change the Auto Invest instructions or to discontinue the feature, the request must be made in writing to BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762. The Auto Invest Plan may be amended or terminated without notice at any time by the Distributor.

     BB&T FUNDS INDIVIDUAL RETIREMENT ACCOUNT (“IRA”). A BB&T Funds IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program by purchasing Class A, Class B, or Class C Shares for an IRA. BB&T Funds IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986 and Taxpayer Relief Act of 1997, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.
     All BB&T Funds IRA distribution requests must be made in writing to BB&T AM Distributors, Inc. Any additional deposits to a BB&T Funds IRA must distinguish the type and year of the contribution.
     For more information on a BB&T Funds IRA, call BB&T Funds at 1-800-228-1872. Investment in Shares of the Tax-Free Bond Funds or the National-Tax Free Money Market Fund would not be appropriate for any IRA. Shareholders are advised to consult a tax adviser on BB&T Funds IRA contribution and withdrawal requirements and restrictions.
SALES CHARGES
     As BB&T Funds’ principal underwriter, BB&T AM Distributors, Inc. (the “Distributor”) acts as principal in selling Class A, Class B, and Class C Shares of the Funds to dealers. The Distributor re-allows some or all of the applicable sales charge as dealer discounts and brokerage commissions. The Distributor may retain 0.25% of the sales charge it receives. The Distributor will pay the remaining sales charge to dealers. As a result, broker-dealer that sell shares of BB&T Funds may receive more revenue from the sale of BB&T Funds than from the sale of other mutual funds offered by such firms. Under federal securities laws, a broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an “underwriter” for purposes of the 1933 Act. From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.
     The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Class A Shares of any Fund of the BB&T Funds. The maximum cash compensation payable by the Distributor is 5.75% of the public offering price of Class A Shares. In addition, the Adviser may provide financial assistance to financial intermediaries (including, but not limited to, broker dealers, shareholder servicing agents, and financial advisors) in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or broker dealer-sponsored special events. Financial intermediaries may not use sales of a Fund’s Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Financial intermediaries are not permitted to delay the placement of orders to benefit themselves by a price change.
CLASS A SHARES
     Class A Shares are sold at their public offering price. This price equals NAV plus the initial sales charge, if applicable. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.
     The current sales charge rates are as follows:
     FOR THE STOCK FUNDS, FUNDS OF FUNDS, INTERMEDIATE U.S. GOVERNMENT FUND, AND TOTAL RETURN BOND FUND

	SALES CHARGE	SALES CHARGE	COMMISSION
	AS A % OF	AS OF % OF	AS A % OF
YOUR INVESTMENT	OFFERING PRICE	YOUR INVESTMENT	OFFERING PRICE
Up to $49,999	5.75%	6.10%	5.75%
$50,000 to $99,999	4.50%	4.71%	4.50%
$100,000 up to $249,999	3.50%	3.63%	3.50%
$250,000 up to $499,999	2.50%	2.56%	2.50%
$500,000 up to $999,999	2.00%	2.04%	2.00%
$1,000,000 and above(1)	0.00%	0.00%	0.00%

FOR THE TAX-FREE BOND FUNDS AND THE SHORT FUND

	SALES CHARGE	SALES CHARGE	COMMISSION
	AS A % OF	AS OF % OF	AS A % OF
YOUR INVESTMENT	OFFERING PRICE	YOUR INVESTMENT	OFFERING PRICE
Up to $49,999	3.00%	3.09%	3.00%
$50,000 to $99,999	2.50%	2.56%	2.50%
$100,000 up to $249,999	2.00%	2.04%	2.00%
$250,000 up to $499,999	1.50%	1.52%	1.50%
$500,000 up to $999,999	1.00%	1.01%	1.00%
$1,000,000 and above(1)	0.00%	0.00%	0.00%

[1]	There is no initial sales charge on purchases of $1 million or more. However, after February 1, 2007, a contingent deferred sales charge (“CDSC”) of up to 1.00% of the purchase price will be charged to the shareholders if the shares are redeemed within two years after purchase. For purchases of $1 million or more prior to February 1, 2007, a CDSC of up to 1.00% of the purchase price will be charged to shareholders if the shares are redeemed in the first year after purchase. This charge will be based on the lower of your cost for the shares or their NAV at the time of redemption. There will be no CDSC on reinvested distributions.

Effective September 25, 2007, a CDSC of up to 1.00% of the purchase price will be charged to the following shareholders who received a sales charge waiver and then redeem their shares within two years after purchase: (i) employees of BB&T Funds, BB&T and its affiliates and (ii) shareholders who purchased shares with proceeds from redemptions from another mutual fund complex within 60 days of redemption if a sales charge was paid on such shares. This CDSC will be based on the lower of the cost of the shares or their NAV at the time of redemption.

For (i) sales of over $1 million or more, (ii) sales to employees of BB&T Funds, BB&T and its affiliates, and (iii) sales of shares purchased with proceeds from redemptions from another mutual fund complex within 60 days of redemption, if a sales charge was paid on such shares, the Distributor also pays broker-dealers a fee of up to 1.00% of the offering price of such shares up to and including $2.5 million, 0.5% of the offering price over $2.5 million and up to $5 million, and 0.25% of the offering price over $5 million out of its own assets.

     The sales charges set forth in the table above are applicable to purchases made at one time by any Purchaser, which includes: (i) an individual, his or her spouse and children under the age of 21; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or (iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a lower sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one discrete account which identifies the Purchasers.
     In determining whether a particular redemption is subject to a CDSC, it is assumed that the redemption is first of any Class A Shares, then of any Class C Shares, and then of any Class B Shares in the shareholder’s Fund account, (unless the shareholder elects to redeem in a different order) or Shares representing capital appreciation, next of Shares acquired pursuant to reinvestment of dividends and capital gain distributions, and finally of other Shares held by the shareholder for the longest period of time. This method should result in the lowest possible sales charge.
FOR THE MONEY MARKET FUNDS
No front-end or deferred sales charges, except as described in “Exchange Privilege” below.
SALES CHARGE REDUCTIONS AND WAIVERS
     Certain sales of Class A Shares are made without a sales charge or with a reduced sales charge, as described in the Class A, Class B, and Class C Prospectuses under the caption “Sales Charge Reductions and Waivers,” to promote goodwill with employees and others with whom the Distributor, BB&T and/or BB&T Funds have business relationships, and because the sales effort, if any, involved in making such sales is negligible. However, as of February 1, 2007, a CDSC is applicable to redemptions within two years of purchase for investments of $1 million or more. In addition, effective September 25, 2007, a CDSC of up to 1.00% of the purchase price is applicable to redemptions within two years of purchase for sales of (i) shares to employees of BB&T Funds, BB&T and its affiliates and (ii) shares purchased with proceeds from redemptions from another mutual fund complex within 60 days of redemption if a sales charge was paid on such shares.
     LETTER OF INTENT. Any Purchaser may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such Purchaser to invest a certain amount in Class A Shares of any of the Variable NAV Funds, i.e., those Funds which charge a sales charge, within a period of 13 months. Each purchase of Shares under a Letter of Intent will be made at the public offering price plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A Shares made not more than 90 days prior to the date such Purchaser signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. When a Purchaser enters into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the sales charge will be adjusted and used to purchase additional Shares of the Fund at the then current public offering price at the end of the 13 month period. This program may be modified or eliminated at any time or from time to time by BB&T Funds without notice.
     A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Class A Shares, whether paid in cash or reinvested in additional Class A Shares are not subject to escrow. The escrowed Class A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charges will be used to purchase additional Class A Shares subject to the rate of sales charge applicable to the actual amount of the aggregate purchases at the net asset value next calculated.
     For further information, interested investors should contact the Distributor. Letter of Intent privileges may be amended or terminated without notice at any time by the Distributor.
     CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION. A Purchaser (as defined above) may qualify for a reduced sales charge by combining concurrent purchases of Class A Shares of one or more of the Variable NAV Funds or by combining a current purchase of Class A Shares of a Variable NAV Fund with prior purchases of Shares of any Variable NAV Fund. The applicable sales charge is based on the sum of (i) the Purchaser’s current purchase of Class A Shares of any Variable NAV Fund sold with a sales charge plus (ii) the then current net asset value of all Class A Shares held by the Purchaser in any Variable NAV Fund. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must at the time of purchase provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.
     Proceeds from the CDSC and the distribution and shareholder service fees under the Distribution Plan are payable to the Distributor to defray the expenses of advance brokerage commissions and expenses related to providing distribution-related and shareholder services to the Fund in connection with the sale of the Class B and Class C Shares, such as the payment of compensation to dealers and agents selling Class B and Class C Shares. A dealer commission of 4.00% of the original purchase price of the Class B Shares of the Fund and of 1.00% of the original purchase price of the Class C Shares of the Fund will be paid to financial institutions and intermediaries. However, the Distributor may, in its sole discretion, pay a higher dealer commission. In addition, the Distributor may retain 0.25% of the original purchase price of the Class B and Class C Shares.
     CLASS B SHARES AND CLASS C SHARES. The CDSC is waived on redemption of Shares: (i) following the death or disability (as defined in the Code (as defined below)) of a shareholder or a participant or beneficiary of a qualifying retirement plan if redemption is made within one year of such death or disability; (ii) to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other qualifying retirement plan to a shareholder who has attained the age of 70 1/2; and (iii) provided that the shareholder withdraws no more than 12% of the account value annually using the Auto Withdrawal Plan Feature. A shareholder or his or her representative should contact the Transfer Agent to determine whether a retirement plan qualifies for a waiver and must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. In addition, the following circumstances are not deemed to result in a “redemption” of Class B or Class C Shares for purposes of the assessment of a CDSC, which is therefore waived: (i) plans of reorganization of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party; and (ii) exchanges for Class B or Class C Shares of other Funds of BB&T Funds as described under “Exchange Privilege.”

     For purposes of conversion to Class A Shares, shares received as dividends and other distributions paid on Class B Shares in a shareholder’s Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in a shareholder’s Fund account (other than those in the sub-account) convert to Class A Shares, a pro-rata portion of the Class B Shares in the sub-account will also convert to Class A Shares.
     If a shareholder effects one or more exchanges among Class B Shares of the Funds of BB&T Funds during the eight-year period, BB&T Funds will aggregate the holding periods for the shares of each Fund of BB&T Funds for purposes of calculating that eight-year period. Because the per share net asset value of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, a shareholder may receive fewer Class A Shares than the number of Class B Shares converted, although the dollar value will be the same.
EXCHANGE PRIVILEGE
     INSTITUTIONAL SHARES. Class A, Class B or Class C Shares may be exchanged for Institutional Shares of the same Fund if an investor becomes eligible to purchase Institutional Shares. Institutional Shares may be exchanged for Class A Shares of a Fund if an investor ceases to be eligible to purchase Institutional Shares.
     CLASS A. Only residents of Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia may exchange their Class A Shares of the other Funds for Class A Shares of the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, and the West Virginia Fund, respectively.
     If Class A Shares of the Prime Money Market Fund, the U.S. Treasury Fund or the National Tax-Free Money Market Fund were acquired in a previous exchange involving Shares of a Variable NAV Fund, then such Shares of the Prime Money Market Fund, the U.S. Treasury Fund or the National Tax-Free Money Market Fund may be exchanged for Shares of a Variable NAV Fund without payment of any additional sales load within a twelve month period. Under such circumstances, the shareholder must notify the Distributor that a sales load was originally paid. Depending upon the terms of a particular customer account, a Participating Organization may charge a fee with regard to such an exchange. Information about such charges will be supplied by the Participating Organization.
     CLASS B. Class B Shares of each Fund may be exchanged for Class B Shares of the other Funds on the basis of relative net asset value per Class B Share, without the payment of any CDSC which might otherwise be due upon redemption of the outstanding Class B Shares.
     For purposes of computing the CDSC that may be payable upon a disposition of the newly acquired Class B Shares, the holding period for outstanding Class B Shares of the Fund from which the exchange was made is “tacked” to the holding period of the newly acquired Class B Shares. For purposes of calculating the holding period applicable to the newly acquired Class B Shares, the newly acquired Class B Shares shall be deemed to have been issued on the date of receipt of the shareholder’s order to purchase the outstanding Class B Shares of the Fund from which the exchange was made.
     CLASS C. Class C Shares of each Fund may be exchanged for Class C Shares of the other Funds on the basis of relative net asset value per Class B Share, without the payment of any CDSC which might otherwise be due upon redemption of the outstanding Class C Shares.
     For purposes of computing the CDSC that may be payable upon a disposition of the newly acquired Class C Shares, the holding period for outstanding Class C Shares of the Fund from which the exchange was made is “tacked” to the holding period of the newly acquired Class C Shares. For purposes of calculating the holding period applicable to the newly acquired Class C Shares, the newly acquired Class C Shares shall be deemed to have been issued on the date of receipt of the shareholder’s order to purchase the outstanding Class C Shares of the Fund from which the exchange was made.
     ADDITIONAL INFORMATION. An exchange is considered a sale of Shares and will result in a capital gain or loss for federal income tax purposes, which, in general, is calculated by netting the shareholder’s tax cost (or “basis”) in the Shares surrendered and the value of the Shares received in the exchange. If a shareholder exchanges Class A Shares within 90 days of acquiring them and if a sales charge is waived on the exchange, for purposes of measuring the capital gain or loss on the exchange, the shareholder’s basis in the surrendered Shares is reduced by the lesser of (i) the sales charge paid for the surrendered shares or (ii) the amount of the sales charge that is waived on the exchange.

     If not selected on the Account Registration form, the shareholder will automatically receive Exchange privileges. A shareholder wishing to exchange Class A, Class B, or Class C Shares purchased through a Participating Organization or Bank may do so by contacting the Participating Organization or Bank. If an exchange request in good order is received by the Distributor or the Transfer Agent by 12:00 noon (Eastern Time) on any Business Day, the exchange usually will occur on that day.
MATTERS AFFECTING REDEMPTION
     REDEMPTION BY MAIL. A written request for redemption must be received by BB&T Funds in order to constitute a valid tender for redemption from an IRA. Also, the signature on the written request must be guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 if (a) a redemption check is to be payable to anyone other than the Owner(s) of record or (b) a redemption check is to be mailed to the Owner(s) at an address other than the address of record or (c) the Owner(s) address of record has changed within the last ten business days or (d) the redemption proceeds are being transferred to another Fund account with a different registration or (e) the redemption proceeds are being wired to bank instructions currently not on the account. The Distributor reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. Proceeds may be mailed to the address of record or sent electronically or mailed to a previously designated bank account without a signature guarantee. See “Redemption by Telephone” for further discussion on sending proceeds to your bank account.
     REDEMPTION BY TELEPHONE. Shares may be redeemed by telephone if the shareholder selected that option on the Account Registration Form. A shareholder may have the proceeds mailed to the address of record or sent electronically or mailed directly to a domestic commercial bank account previously designated by the shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such electronic redemption requests may be made by the shareholder by telephone to the Transfer Agent. The Transfer Agent may reduce the amount of a wire redemption payment by its then-current wire redemption charge. Such charge is currently being waived. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call BB&T Funds at 1-800-228-1872. If not selected on the Account Registration form, the shareholder will automatically receive telephone redemption privileges. None of the Distributor, BB&T Funds’ transfer agent, BB&T Asset Management or BB&T Funds will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with BB&T Funds’ telephone transaction procedures, upon instructions reasonably believed to be genuine. BB&T Funds will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine; if these procedures are not followed, BB&T Funds may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder’s account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, shareholders may also mail the redemption request to BB&T Funds.
     BB&T Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the “Exchange”) is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by BB&T Funds of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Company to determine the value of its total net assets.
     BB&T Funds may redeem any class of Shares involuntarily if redemption appears appropriate in light of BB&T Funds’ responsibilities under the 1940 Act.
     AUTO WITHDRAWAL PLAN. BB&T Funds Auto Withdrawal Plan enables shareholders to make regular redemptions of Class A Shares, Class B Shares, and Class C Shares of a Fund. With shareholder authorization, BB&T Funds’ transfer agent will automatically redeem Class A Shares, Class B Shares, and Class C Shares at the net asset value of the applicable Fund on the dates of withdrawal and have the amount specified transferred according to the instructions of the shareholder.
     Purchase of additional Class A Shares concurrent with withdrawals may be disadvantageous to certain shareholders because of tax liabilities.

     To participate in the Auto Withdrawal Plan, shareholders should complete a supplemental sign-up form that can be acquired by calling the Distributor. For a shareholder to change the Auto Withdrawal instructions or to discontinue the feature, the request must be made in writing to BB&T Funds, P.O. Box 9762, Providence, Rhode Island 02940-9762. The Auto Withdrawal Plan may be amended or terminated without notice at any time by the Distributor.
     PAYMENTS TO SHAREHOLDERS. Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, BB&T Funds will attempt to honor requests from shareholders for next Business Day payments upon redemptions of Shares if the request for redemption is received by the Transfer Agent before the last Valuation Time on a Business Day or, if the request for redemption is received after the last Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to BB&T Funds or the shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. The Prime Money Market Fund and the U.S. Treasury Fund will attempt to honor requests from its shareholders for same day payment upon redemption of Shares if the request for redemption is received by the Transfer Agent before 12:00 noon Eastern Time, on a Business Day or, if the request for redemption is received after 12:00 noon Eastern Time, to honor requests for payment on the next Business Day, unless it would be disadvantageous to the Fund or its shareholders to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.
ADDITIONAL TAX INFORMATION
     TAXATION OF THE FUNDS. Each Fund will be treated as a separate entity for federal income tax purposes. It is the policy of each Fund of BB&T Funds to elect to be treated as, and to qualify for, the favorable tax treatment accorded regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By following such policy, each Fund of BB&T Funds expects to eliminate or reduce to a nominal amount the federal income taxes to which such Fund may be subject. RICs are subject to a federal excise tax if they do not distribute substantially all of their income on a timely basis. Each Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all its net investment income and net realized capital gains.
     In order to qualify for the special tax treatment accorded RICs and their shareholders, a Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) each taxable year distribute at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of its total assets is represented by cash, cash items, U.S. Government securities, securities of other RICs, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested (x) in the securities (other than those of the U.S. Government or other RICs of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). For purposes of meeting this diversification requirement, in the case of a Fund’s investments in loan participations (if any), the issuer may be the financial intermediary or the borrower.
     In general, for purposes of the 90% gross income requirement described in subsection (a) of the paragraph above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in subsection (a)(i) of the paragraph above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

     If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded a RIC, all of its taxable income will be subject to federal income tax at regular corporate rates at the Fund level (without any deduction for distributions to its shareholders). In addition, all distributions to shareholders from earnings and profits will be taxed as ordinary income, even if the distributions are attributable to capital gains or exempt interest earned by the Fund. Furthermore, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
     A non-deductible excise tax is imposed on RICs that do not distribute in each calendar year (regardless of whether they have a non-calendar taxable year) an amount equal to 98% of their “ordinary income” (as defined) for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year plus any undistributed amounts from prior years. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year by a Fund were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that they will be able to do so.
     DISTRIBUTIONS. Distributions of net investment income from a Fund (other than qualified dividend income and exempt-interest dividends, as discussed below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder owned his or her shares. Distributions of each Fund’s net capital gains (i.e., the excess of a Fund’s net long-term capital gain over net short-term capital loss) from the sale of investments that such Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains (generally subject to a 15% tax rate, with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2011), and are not eligible for the dividends received deduction. Distributions from capital gains are generally made after applying any capital loss carryovers. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions of taxable income or capital gains are taxable to Fund shareholders whether received in cash or reinvested in additional Fund shares.
     Dividends and distributions are taxable to a shareholder of a Fund even if they are paid from income or gains earned by the Fund prior to the shareholder’s investment (and thus were included in the price paid by the shareholder). Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.
     If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on subsequent taxable disposition by each shareholder of his or her shares.
     For taxable years beginning before January 1, 2011, distributions of investment income properly designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of an individual at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Additionally, dividends of a Fund of Funds may not be eligible for treatment as qualified dividend income unless the holding period and other requirements for such treatment are met by both the Fund of Funds and the Underlying Funds as well as the shareholder.
     In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund’s shares. In any event, if the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss. The Bond Funds and the Money Market Funds do not expect a significant portion of their distributions to be derived from qualified dividend income.
     To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends ( a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain. The Funds expect to use such substitute payments to meet a given Fund’s expenses, and therefore expect that that their receipt of substitute payments will not adversely affect the percentage of distributions qualifying as qualified dividend income.
     Certain dividends paid by a Fund, and so-designated by such Fund, may qualify for the 70% dividends received deduction for corporate shareholders. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) surrounding the ex-dividend date, or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of the Code.
     Dividends are generally taxable in the taxable year received. However, dividends declared in October, November or December to shareholders of record during such a month and paid during the following January are treated for tax purposes as if they were received by each shareholder on December 31 of the year in which the dividends were declared. Shareholders will be advised at least annually as to the amount and federal income tax character of distributions made during the year.
     DISCOUNT SECURITIES. A Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.
     EXEMPT-INTEREST DIVIDENDS. The Tax-Free Bond Funds and the National Tax-Free Money Market Fund, generally expect most of their income dividends to be exempt-interest dividends. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund’s taxable year, at least 50% of the total value of the Fund’s assets consists of obligation the interest on which is exempt from federal income tax. Such dividends will not exceed, in the aggregate, the net interest a Fund receives during the taxable year from securities exempt from regular federal income tax. An exempt-interest dividend is any dividend or part thereof (other than a Capital Gain Dividend) paid by a Fund and properly designated as an exempt-interest dividend in a notice mailed to shareholders not later than 60 days after the close of the Fund’s taxable year. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes, but may be taxable for federal alternative minimum tax purposes (both for individual and corporate shareholders) and for state and local tax purposes. Exempt-interest dividends attributable to investments in certain “private activity” bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.
     A Fund which is qualified to pay exempt-interest dividends will inform investors within 60 days following the end of the Fund’s fiscal year of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund’s income that was tax-exempt during the period covered by the distribution. Thus, a shareholder who holds Shares for only part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.
     If a shareholder receives an exempt-interest dividend with respect to any share held by the shareholder for six months or less, any loss or the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by the shareholder. Shareholders who receive Social Security or Railroad Retirement benefits should consult their tax advisers to determine what effect, if any, an investment in a Fund may have on the federal taxation of their benefits.
     Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund’s total distributions of exempt-interest dividends (not including distributions from net long-term capital gains) paid to the shareholder. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.
     In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business, and whose gross revenues derived with respect to the facilities financed by the issuance of bonds represent more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities, or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related person” includes certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders. Each shareholder who may be considered a “substantial user” should consult a tax adviser with respect to whether exempt-interest dividends would retain the exclusion under Section 103 of the Code if the shareholder were treated as a “substantial user” or a “related person.”
     If a tax-exempt Fund makes a distribution in excess of its net investment income and net realized capital gains, if any, in any taxable year, the excess distribution will be treated as ordinary dividend income (not eligible for tax-exempt treatment) to the extent of the Fund’s current and accumulated “earnings and profits” (including earnings and profits arising from tax-exempt income, and also specifically including the amount of any non-deductible expenses arising in connection with such tax-exempt income).
     Dividends received by a shareholder of a Fund that are derived from such Fund’s investments in U.S. Government Securities may not be entitled to the exemption from state and local income taxes that would be available if the shareholder had purchased U.S. Government Securities directly. Depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. Shareholders are advised to consult their tax adviser concerning the application of state and local taxes to distributions received from a Fund.
     Dividends that are derived from interest on a Fund’s investments in U.S. Government Securities and that are received by a shareholder who is a Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia resident are currently eligible for exemption from those states’ income taxes. Such dividends may be eligible for exemption from the state and local taxes of other jurisdictions as well, although state and local tax authorities may not agree with this view. However, in Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia as well as in other states, distributions of income derived from repurchase agreements and securities lending transactions generally will not qualify for exemption from state and local income taxes.
     If a Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.
     Distributions made by a Fund from investments other than tax-exempt securities, whether such investments are made for defensive reasons or otherwise, may result in federal taxes (as described under “Distributions” above) and/or state income or other taxes.

     SELLING SHARES. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Fund shares and the amount received (although such a gain or loss is unlikely in a Money Market Fund). In general, any gain or loss realized upon taxable disposition of Fund shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months, and as short-term capital gain or loss if the shares have not been held for more than 12 months. The tax rate generally applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) for taxable years beginning before January 1, 2011, 15% for gains recognized on the sale of capital assets held for more than one year (as well as Capital Gain Dividends) with lower rates applicable to taxpayers in the 10% and 15% tax brackets.
     Any loss realized upon a taxable disposition of Fund Shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those Fund Shares. For purposes of determining whether Fund Shares have been held for six months or less, the holding period is suspended for any periods during which your risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, any loss realized on a sale or exchange of Fund Shares will be disallowed to the extent that Fund shareholders replace the disposed of Fund Shares with other Fund Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, a Fund shareholder’s basis in the replacement Fund Shares will be adjusted to reflect the disallowed loss.
     TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
     BACKUP WITHHOLDING. Each Fund of BB&T Funds generally is required to withhold and remit to the U.S. Treasury a percentage of the proceeds of share sales, exchanges, or redemptions made by, and the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.
     In order for foreign investors in order to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisers with respect to this regard.
     HEDGING. If a Fund engages in hedging transactions, including hedging transactions in futures contracts, options, and foreign-currency-denominated securities, straddles or certain other similar transactions, it will be subject to special tax rules (including “mark-to-market,” “straddle,” “wash sale,” “constructive sale,” and “short sale” rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s assets, convert short-term capital losses into long-term capital losses, convert long-term capital gains into short-term capital gains, and otherwise affect the character of the Fund’s income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to shareholders. Each Fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Fund.
     Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income (or, in the case of a tax-exempt Fund, the sum of its net tax-exempt and taxable income). If the Fund’s book income exceeds its taxable income (or in the case of a tax-exempt Fund, the sum of its net tax-exempt and taxable income) the distribution, if any, of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than its taxable income (or, in the case of a tax-exempt Fund, the sum of its net tax-exempt and taxable income) the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.
     FOREIGN TAXES, FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS (ADDITIONAL TAX INFORMATION CONCERNING THE INTERNATIONAL EQUITY FUND). Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, if more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund will be eligible to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund’s shareholders in connection with the Fund’s dividends received by them. Under normal circumstances, the International Equity Fund will be eligible to make that election. The remaining Funds do not expect to be eligible to make this election. If the election is made, shareholders generally will be required to include in U.S. taxable income their pro rata shares of such taxes (in addition to the taxable distributions actually received by them), and those shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct their share of such taxes. Alternatively, shareholders who hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date will be entitled to claim a foreign tax credit for their share of these taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.
     Although a Fund of Funds may itself be entitled to a deduction for such taxes paid by a Fund in which the Fund of Funds invests, the Fund of Funds will not be able to pass any such credit or deduction through to its own shareholders. Because a Fund of Funds cannot pass through credits or deductions for foreign taxes paid, the Funds of Funds do not intend to make this election if it is available.
     A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
     Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.
     A “passive foreign investment company” is any foreign corporation: (i) 75 percent of more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.
     ADDITIONAL TAX INFORMATION CONCERNING THE TAX-FREE BOND FUNDS. As indicated in the Prospectuses, the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, and the West Virginia Fund are designed to provide Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia shareholders, respectively, with current tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax-Free Bond Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, so-called Keogh or H.R. 10 plans, and individual retirement accounts. Such plans and accounts are generally tax-exempt and, therefore, would not realize any additional benefit from the dividends of the Tax-Free Bond Funds being tax-exempt, and such dividends would be ultimately taxable to the beneficiaries of such plans and accounts when distributed to them.
     The portions of dividends paid for each year that are exempt from federal, and Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia income tax, respectively, will be designated within 60 days after the end of a Fund’s taxable year and will be based for each of the Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia Funds upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different from the ratio of net tax-exempt income to total net income earned during any portion of the year. Thus, a shareholder who holds Shares in either Fund for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while he or she was a shareholder.
     Distributions from the Maryland Fund will not be subject to Maryland income tax if the Maryland Fund pays distributions to shareholders that it derived from interest on, or gain from the sale of debt obligations of, Maryland or its political subdivisions or interest on debt obligations of the United States and some of its authorities, commissions, or instrumentalities, possessions or territories.
     Distributions from the North Carolina Fund will not be subject to North Carolina income tax if made to individual shareholders residing in North Carolina or to trusts or estates subject to North Carolina income tax to the extent such distributions are either (i) attributable to interest on obligations of North Carolina or its political subdivisions, or Guam, Puerto Rico, or the United States Virgin Islands, including the governments thereof and their agencies, instrumentalities and authorities, or (ii) attributable to interest on direct obligations of the United States.
     Distributions from the South Carolina Fund will not be subject to South Carolina income tax if made to individual shareholders residing in South Carolina or to trusts or estates subject to South Carolina income tax to the extent such distributions are either (i) attributable to interest on obligations of South Carolina or its political subdivisions, including any agencies, instrumentalities and authorities thereof, or (ii) attributable to interest on direct obligations of the United States. However, distributions from the South Carolina Fund may be subject to certain estate, transfer and certain franchise taxes by South Carolina.
     Distributions from the Virginia Fund will not be subject to Virginia income tax if the Virginia Fund pays distributions to shareholders that it derived from interest on debt obligations of Virginia or its political subdivisions, debt obligations of the United States excludable from Virginia income tax under the laws of the United States, or debt obligations of Puerto Rico, Guam, or the Virgin Islands, which debt obligations are backed by the full faith and credit of the borrowing government.
     Distributions from the West Virginia Fund will not be subject to West Virginia income tax if the West Virginia Fund pays distributions to shareholders that it derived from interest on debt obligations of West Virginia or its political subdivisions or debt obligations of the United States and some of its authorities, commissions, or instrumentalities.
     As described above, distributions designated by the Funds as “exempt-interest dividends” are generally not subject to federal regular income tax, but may be taxable for federal alternative minimum tax purposes (both for individual and corporate shareholders) and for state and local tax purposes. If a shareholder receives Social Security or railroad retirement benefits, the shareholder should consult his or her tax adviser to determine what effect, if any, an investment in a Fund may have on the taxation of such benefits.
     Dividends derived from interest income from certain types of securities in which the Tax-Free Bond Funds may invest, may subject individual and corporate investors to liability under the federal alternative minimum tax. As a matter of policy, under normal market conditions, not more than 10% of a Fund’s total assets will be invested in securities the interest on which is treated as a preference item for purposes of the federal alternative minimum tax for individuals. To the extent the Tax-Free Bond Funds invest in securities the interest on which is subject to federal alternative minimum tax, shareholders, depending on their tax status, may be subject to alternative minimum tax on that part of the Fund’s distributions derived from those securities. Interest income on all Tax-Exempt Obligations is included in “adjusted current earnings” for purposes of computing the federal alternative minimum tax applicable to corporate shareholders of the Tax-Free Bond Funds.
     Under the Code, if a shareholder receives an exempt-interest dividend with respect to any Share and such Share is held for 6 months or less, any loss on the sale or exchange of such Share will be disallowed for Kentucky, Maryland, North Carolina, South Carolina, Virginia, West Virginia and federal income tax purposes to the extent of the amount of such exempt-interest dividend, even though, in the case of Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia, some portion of such dividend actually may have been subject to Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia income tax. Although the Treasury Department is authorized to issue regulations reducing such period to as short as 31 days for RICs that regularly distribute at least 90% of their net tax-exempt interest, no such regulations have been issued as of the date of this SAI.
     The Tax-Free Bond Funds may at times purchase Tax-Exempt Obligations at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in a Fund’s ordinary income and will be taxable to shareholders as such when it is distributed to them.
     To the extent dividends paid to shareholders are derived from taxable income (for example, from interest on certificates of deposit, market discount, securities lending transactions or repurchase agreements), or from long-term or short-term capital gains, such dividends will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares. Distributions by the Tax-Free Bond Funds of net gains on securities held for more than one year are taxable to shareholders as such, regardless of how long the shareholder has held Shares in a Tax-Free Bond Fund, except that distributions which are directly attributable to gains from certain obligations of the State of North Carolina and its political subdivisions that were issued before July 1, 1995 are exempt from North Carolina State income tax and distributions which are directly attributable to gains from certain obligations of the State of Maryland and its political subdivisions are exempt for Maryland State income tax. Distributions will be taxable as described above even if the net asset value of a Share in a Tax-Free Bond Fund is reduced below the shareholder’s cost of that Share by the distribution of income or gain realized on the sale of securities and the distribution is, as an economic matter, a return of capital. If a shareholder purchases mutual fund shares, receives a capital gain dividend (or is credited with an undistributed capital gain) and then sells the shares at a loss within 6 months after purchasing the shares, the loss is treated as a long-term capital loss to the extent of the capital gain dividend (or undistributed capital gain).
     Part or all of the interest on indebtedness incurred by a shareholder to purchase or carry Shares of the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, or the West Virginia Fund is not deductible, or requires a modification increasing adjusted gross income, for federal, Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia income tax purposes. The portion of interest that is not deductible for federal income tax purposes is equal to the total interest multiplied by the percentage of the Fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. It is anticipated that none of the distributions from a Tax-Free Bond Fund will be eligible for the dividends received deduction for corporations.
     In addition, the Tax-Free Bond Funds may not be tax-exempt investments for shareholders who are “substantial users” of facilities financed by private activity bonds or “related persons” thereof.
     The Code permits a RIC which invests at least 50% of its total assets in Tax-Exempt Obligations to pass through to its investors, tax-free, net Tax-Exempt Obligations interest income. The policy of the Tax-Free Bond Funds is to pay each year as dividends substantially all the Fund’s Tax-Exempt Obligations interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Free Bond Funds and designated as an exempt-interest dividend in a written notice mailed to shareholders within sixty days after the close of the Fund’s taxable year, but not to exceed in the aggregate the net Tax-Exempt Obligations interest received by the Fund during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Tax-Free Bond Funds, respectively, during such year, regardless of the period for which the Shares were held.
     While the Tax-Free Bond Funds do not expect to realize any significant amount of long-term capital gains, any net realized long-term capital gains will be distributed annually. The Tax-Free Bond Funds will have no tax liability with respect to such distributed gains, and the distributions will be taxable to shareholders as net gains on securities held for more than one year regardless of how long a shareholder has held the Shares of a Tax-Free Bond Fund. Such distributions will be designated as a capital gains dividend in a written notice mailed by the Tax-Free Bond Funds to their respective shareholders within sixty days after the close of each Fund’s taxable year.
     Distributions of exempt-interest dividends, to the extent attributable to interest on Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia Tax-Exempt Obligations and to interest on direct obligations of the United States (including territories thereof), are not subject to, or result in adjustments decreasing, Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia (respectively) individual or corporate income tax. However, distributions from the South Carolina Fund may be subject to certain estate, transfer and certain franchise taxes by South Carolina. Distributions of gains attributable to certain obligations of the State of Maryland and its political subdivisions are not subject to Maryland individual or corporate income tax. Distributions of gains attributable to certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, distributions of gains attributable to such types of obligations that were issued after June 30, 1995 will be subject to North Carolina individual or corporate income tax. Distributions of gains attributable to obligations of the State of South Carolina are subject to South Carolina individual and corporate income tax. Individuals who are shareholders in West Virginia cannot reduce their West Virginia AGI for any portion of interest or dividends received from the Fund derived from income on obligations of any state, or political subdivision thereof, other than West Virginia, regardless of any Federal law exemption, such as that accorded “exempt-interest dividends;” and they must increase their West Virginia Adjusted Gross Income (“AGI”) by the amount of such interest or dividend income. Also, an individual who is a shareholder must increase his West Virginia AGI by interest on indebtedness incurred (directly or indirectly) to purchase or hold shares of the Fund to the extent such interest was deductible in determining Federal AGI. The sale, exchange, or redemption of Fund shares is subject to the West Virginia income tax to the extent the gain or loss therefrom affects the determination of the shareholder’s Federal AGI.
     While the Tax-Free Bond Funds do not expect to earn any significant amount of investment company taxable income, taxable income earned by the Tax-Free Bond Funds will be distributed to their respective shareholders. In general, the investment company taxable income will be the taxable income of each Fund (for example, short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year. Any such income will be taxable to shareholders as ordinary income (whether paid in cash or reinvested in additional Shares).
     As indicated in the Prospectuses, the Funds may acquire puts with respect to Tax-Exempt Obligations held in the portfolios. See “INVESTMENT OBJECTIVES AND POLICIES — Additional Information on Portfolio Instruments — Puts” in this SAI. The policy of the Tax-Free Bond Funds is to limit the acquisition of puts to those under which the Fund will be treated for federal income tax purposes as the owner of the Tax-Exempt Obligations acquired subject to the put and the interest on the Tax-Exempt Obligations will be tax-exempt to the Fund. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Tax-Free Bond Funds could acquire under the 1940 Act. Therefore, although the Tax-Free Bond Funds will only acquire a put after concluding that such put will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the Tax-Free Bond Funds. If a Tax-Free Bond Fund were not treated as the owners of the Tax-Exempt Obligations, income from such securities would probably not be tax exempt.
     The foregoing is only a summary of some of the important federal and state tax considerations generally affecting purchasers of Shares of the Tax-Free Bond Funds. No attempt has been made to present a detailed explanation of the Federal or state income tax treatment of the Tax-Free Bond Funds or their shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of the Tax-Free Bond Funds are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this SAI; such laws and regulations may be changed by legislative or administrative action.
     ADDITIONAL TAX INFORMATION CONCERNING THE FUNDS OF FUNDS. Because the Funds of Funds invest their assets in Shares of Underlying Funds, their distributable income and gains will normally consist, at least in part, of distributions from Underlying Funds and gains and losses on the disposition of Shares of Underlying Funds. To the extent that an Underlying Fund realizes net losses on its investments for a given taxable year a Fund of Funds will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains realized by another Underlying Fund in which it invests) until it disposes of Shares of the Underlying Fund or those losses reduce distributions required to be made by the Underlying Fund. Moreover, even when a Fund of Funds does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction would be. In particular, a Fund of Funds will not be able to offset any capital losses from its dispositions of Underlying Fund Shares against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying Fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund of Funds will be required to distribute to shareholders may be greater than such amounts would have been had the Fund of Funds invested directly in the securities held by the Underlying Funds, rather than investing in Shares of the Underlying Funds. For similar reasons, the character of distributions from a Fund of Funds (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund of Funds invested directly in the securities held by the Underlying Funds. The use of a fund-of-funds structure can therefore affect the amount, timing and character of distributions to shareholders, and may increase the amount of taxes payable by shareholders.
     Depending on a Fund of Fund’s percentage ownership in an Underlying Fund, both before and after a redemption of shares of an Underlying fund, the Fund of Funds redemption of Shares of such Underlying Fund may cause the Fund of Funds to be treated as receiving a dividend on the full amount of the distribution instead of as receiving capital gain income on the amount by which the distribution exceeds the tax basis of the Fund of Funds in the shares of the Underlying Fund. This would be the case where a Fund of Funds holds a significant interest in an Underlying Fund and redeems only a small portion of such interest. Such a distribution may be treated as qualified dividend income and thus be eligible to be taxed at the rates applicable to long-term capital gain. However, dividends of a Fund of Funds may not be eligible for treatment as qualified dividend income unless the holding period and other requirements for such treatment are met by both the Fund of Funds and the Underlying Fund, as well as by the shareholder. If qualified dividend income treatment is not available, the distribution may be taxed at ordinary income rates. This could cause shareholders of the Fund of Funds to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying Funds directly.
     Although each Fund of Funds may itself be entitled to a deduction for foreign taxes paid by an Underlying Fund in which such Fund of Funds invests, it will not be able to pass any such credit or deduction through to their own shareholders. Funds of Funds cannot pass through to their shareholders exempt-interest dividends. Accordingly, the Funds of Funds are not likely to invest in Underlying Funds that invest substantially in tax-exempt obligations and that pay exempt-interest dividends.
     If a Fund of Funds invests in an Underlying Fund that pays distributions from properly designated (i) U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, or (ii) net short-term capital gains in excess of net long-term capital losses, to the Fund of Funds, such distributions will retain their character as not subject to withholding when paid by the Fund of Funds to its foreign shareholders. The fact that a Fund of Funds achieves its investment objectives by investing in Underlying Funds generally will not adversely affect the Fund of Funds’ ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its investments in the Underlying Funds, except possibly to the extent that (i) interest-related dividends received by the Fund of Funds are offset by deductions allocable to the Fund of Funds’ qualified interest income, or (ii) short-term capital gain dividends received by the Fund of Funds are offset by the Fund of Funds’ net short- or long- term capital losses, in which case the amount of a distribution from the Fund of Funds to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the Underlying Fund.
     The foregoing is only a general description of the federal tax consequences of a fund of funds structure. Accordingly, prospective purchasers of shares of a Fund of Funds are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.
     ADDITIONAL TAX INFORMATION CONCERNING NON-US SHAREHOLDERS. Capital gain dividends and exempt-interest dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends and exempt-interest dividends) paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, a Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In the case of Shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

     If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.
     SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.
     GENERAL. Information set forth in the Prospectuses and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of BB&T Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation (especially with respect to foreign, state or local taxation). In addition, the tax discussion in the Prospectuses and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative or administrative action, and such changes may be retroactive.
SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN KENTUCKY TAX-EXEMPT OBLIGATIONS
     The concentration of investments in Kentucky Tax-Exempt Obligations by the Kentucky Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of Kentucky and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the Kentucky Fund and its portfolio securities. This section briefly describes current economic trends in Kentucky and constitutes only a brief summary of some of the many complex factors that may have an effect. The information set forth below is derived from official statements prepared in connection with the issuance of Kentucky Tax-Exempt Obligations and other sources that are generally available to investors. No independent verification has been made of the following information.
     Economy. Kentucky’s economy, dominated in previous generations by coal, tobacco, bourbon, and horses, has since diversified to include prominently the manufacture of industrial machinery, automobiles and automotive parts, consumer appliances, non-durable goods, such as apparel and service industries, such as air transportation, financial services, healthcare, retail trade, and tourism. Kentucky’s parks, horse breeding and racing industry, epitomized by the Kentucky Derby, play an important role in expanding tourism. Kentucky’s employment composition has changed over the last decade and has converged closer to the national average. However, employment is still concentrated in manufacturing and construction. The goods-producing sector accounts for 20% of all jobs in Kentucky compared to the national average of 16%.
     The Kentucky economy has been expanding for three years in a row, but gains in both income and employment are substantially less than the national average. The difference stems from the rapid growth in Asian markets and the availability of low-cost manufacturing centers which provide strong competition to states like Kentucky with a large manufacturing base.
     Employment data are commonly used to gauge the strength of the state’s economy, primarily because of its timely availability and its impact on consumer spending and confidence. For the fiscal year ended June 30, 2006, Kentucky’s personal income is estimated to have increased by 4.9% to $121.7 billion. Wages and salaries comprise about 53% of total income and were up about 4.4% for the year. Non-farm employment in Kentucky increased by 1.3% in fiscal year 2006, resulting in the addition of 24,400 jobs. Personal income is forecasted to increase up 5.6% in fiscal year 2007. The overall outlook for the Kentucky economy is for continued growth with an increase in personal income.
     State Budget. The General Assembly is required by the Kentucky Constitution to adopt measures providing for the state’s revenues and appropriations for each fiscal year, including appropriations for the payment of debt service. The Governor is required by law to submit a biennial state budget to the General Assembly during the legislative session held in each even numbered year. State budgets have generally been adopted by the General Assembly during those legislative sessions, which end in mid-April, to be effective upon the Governor’s signature, for appropriations commencing for a two-year period beginning the following July 1. In 2002 and 2004, the regular legislative session for the General Assembly adjourned without adoption of a state budget. On both occasions, the Governor signed executive orders authorizing the Secretary of the Finance and Administration Cabinet to issue warrants for the payment of all claims made by the executive branch of state government in accordance with an executive branch spending plan providing for the continued operation of state government in the absence of a legislatively adopted state budget, including the payment of all debt service coming due. In both cases, the Kentucky General Assembly enacted a state budget in March of the following year, which incorporated the executive spending plans and appropriated funds for the remainder of the biennium. The budget for the 2006-2008 biennium was enacted by the Regular Session of the 2005 General Assembly.
     A major overhaul of the Kentucky business tax system was enacted by the 2005 Kentucky General Assembly, including the following changes pertinent to the Kentucky Tax-Exempt Obligations and its shareholders: (1) repeal of the Kentucky intangible personal property tax effective January 1, 2006; (2) repeal of the Kentucky corporation license tax effective for taxable years ending on or after December 31, 2005; and (3) imposition of the Kentucky corporation income tax on “pass-through” entities, including regulated investment companies such as the Kentucky Fund that are deemed to be doing business in Kentucky under applicable statutes and regulations, effective for taxable years beginning on or after January 1, 2005. The Kentucky Department of Revenue has issued a limited set of regulations construing the taxation of pass-through entities. None of these regulations address the application of the revised corporation income tax to a separate series of a regulated investment company, such as the Kentucky Fund, and its shareholders, except to state that the gross income of a pass-through entity is to be computed in a manner identical to that required for federal income tax purposes.
     In 2006 the Kentucky General Assembly revised the manner in which regulated investment companies, such as the Kentucky Fund, that do business in Kentucky will be taxed by Kentucky. Effective for taxable years beginning on or after January 1, 2007, Kentucky will cease to levy an entity-level tax on the income of regulated investment companies. Instead, the individual shareholders of such entities will be liable for Kentucky income tax in their individual capacities only, based upon their respective distributive shares of the entity’s income.
     Credit Ratings. Standard and Poor’s assigns an issuer credit rating of “AA-” with a stable outlook to Kentucky. Moody’s Investor Services assigns an issuer rating of “Aa2” with a stable outlook. Fitch Ratings does not have an issuer rating for the state, but it rates Kentucky’s appropriation and lease backed debt “AA-.”
     The municipal securities of many states and their agencies and political subdivisions constitute general obligations of the state itself or of an agency or political subdivision of the state which holds substantial assets. This is not the case with respect to securities issued by Kentucky and its agencies and has not been the case with respect to Kentucky political subdivisions until recent years. Municipal securities in Kentucky have generally been issued by public entities which are created primarily for that purpose and which have no substantial assets, with the real source of funds for repayment being restricted to either revenues from the property financed by the municipal security or rentals due from another public entity which has an enforceable obligation to pay rent to the issuer on only a short-term basis. In 1994, Kentucky’s constitution was amended to allow local governmental entities in Kentucky to issue general obligation debt instruments subject to certain limitations. As stated below, however, general obligation debt of Kentucky must be authorized by voter referendum.
     The Kentucky Fund is not required to invest any particular percentage of its assets in Kentucky Municipal Securities which are general obligations of issuers with substantial assets.
     Overview of the Commonwealth of Kentucky’s Debt Authorities. Kentucky’s indebtedness is classified as either appropriation supported debt or non-appropriation supported debt.
     Appropriation supported debt carries the name of Kentucky and is either (i) a general obligation of Kentucky or (ii) a revenue obligation of one of its debt-issuing agencies, which is subject to state appropriation for all or a portion of the debt service.
     General obligation bonds pledge the full faith, credit and taxing power of Kentucky for the repayment of the debt. The Kentucky Constitution requires voter approval by general referendum prior to the issuance of general obligation bonds in amounts exceeding $500,000. Kentucky has not issued general obligation bonds since 1966, and Kentucky has no general obligation bonds outstanding.
     Project revenue notes and bonds are issued by various debt issuing authorities of Kentucky. The revenues produced by the projects funded by the debt are pledged as security for repayment of the debt. Project revenue debt is not a direct obligation of Kentucky. Project revenues are, in some cases, derived partially or solely from biennial appropriations of the Kentucky General Assembly. In other cases, the direct revenues generated from the project funded constitute the entire source of payment.
     Non-appropriation or moral obligation debt carries the name of Kentucky for the benefit and convenience of other entities or agencies within Kentucky. The bonds are special obligations of the issuer, secured and payable solely from the sources pledged for the payment thereof and do not constitute a debt, liability, obligation or a pledge of the faith and credit of Kentucky. The General Assembly does not intend to appropriate any funds to fulfill the financial obligations represented by these types of bonds. In the event of a shortfall, however, the issuer generally covenants to request from the Governor and the General Assembly sufficient amounts to pay debt service.
     Default Record. Neither Kentucky nor any of its agencies has ever defaulted in the payment of principal or interest on general obligation indebtedness or project revenue obligations.
     Debt Issuing Entities of Kentucky. The following entities are active issuers of debt in Kentucky: State Property and Buildings Commission, Kentucky Asset/Liability Commission, Turnpike Authority of Kentucky, Kentucky Housing Corporation, Kentucky Infrastructure Authority, Kentucky Higher Education Student Loan Corporation, School Facilities Construction Commission, Kentucky Economic Development Finance Authority, Kentucky Local Correctional Facilities Construction Authority, and the nine State Universities. The ratings of each issuer vary.
     The Kentucky Housing Corporation and the Kentucky Higher Education Student Loan Corporation issue obligations to finance projects that are not repaid by governmental appropriations. The General Assembly has placed specific limitations on the outstanding principal amount of the debt of the Kentucky Housing Corporation ($2.5 billion), and the Kentucky Higher Education Student Loan Corporation ($1.95 billion). The State Property and Buildings Commission, Turnpike Authority of Kentucky, and the nine State Universities may not incur debt without prior approval of the projects and appropriation of the debt service by the General Assembly. The Kentucky Asset/Liability Commission may not incur debt without prior approval of the projects and appropriation of the debt service by the General Assembly, exclusive of cash flow borrowing within a fiscal year. The School Facilities Construction Commission may not incur debt without appropriation of debt service by the General Assembly. The Kentucky Infrastructure Authority, in its revolving fund programs, cannot incur debt without appropriation of the debt service. Without legislative approval, other programs of the Kentucky Infrastructure Authority are limited to $500,000,000 of debt outstanding. The debt of the Kentucky Local Correctional Facilities Construction Authority is limited to the level of debt service supported by court fees pledged to the payment of the debt service. No debt limitation is currently in effect for the Kentucky Economic Development Finance Authority, which acts as a conduit issuer of revenue bonds for the benefit of private businesses and nonprofit entities and for which Kentucky has no liability for the payment of the debt service.
     Kentucky Tax Consequences. Exempt interest dividends paid by the Kentucky Fund that are attributable to Kentucky Tax-Exempt Obligations will be excludable from a shareholder’s gross income for Kentucky income tax purposes. Distributions attributable to any interest on certain U.S. government obligations will similarly be excluded from gross income for Kentucky income tax purposes. Pending the finality of a recent decision of the Kentucky Court of Appeals, all other distributions by the Kentucky Fund will be included in a shareholder’s gross income for Kentucky income tax purposes. This decision held that it is unconstitutional to tax interest on the obligations of other states while exempting interest on obligations issued by governmental entities in Kentucky. Kentucky taxes distributions of net capital gain at the same rates as ordinary income. A petition for certiorari has been filed with the US Supreme Court seeking review of this decision.
SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN MARYLAND TAX-EXEMPT OBLIGATIONS
     The concentration of investments in Maryland Tax-Exempt Obligations by the Maryland Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of Maryland and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the Maryland Fund and its portfolio securities. This section briefly describes current economic trends in Maryland, and constitutes only a brief summary of some of the many complex factors that may have an effect. The information set forth below is derived from official statements prepared in connection with the issuance of Maryland Tax-Exempt Obligations and other sources that are generally available to investors. No independent verification has been made of the following information.
     The Maryland Funds’ concentration in the debt obligations of one state carries a higher risk than a portfolio that is more geographically diversified. In addition to State of Maryland general obligation bonds and debt issued by state agencies, the Fund will invest in local issues, lease bond obligations, and revenue bonds, the credit quality and risk of which will vary according to each security’s own structure and underlying economics.
     DEBT. The State of Maryland and its local governments issue two basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for a related project. Included within the revenue sector are tax-exempt lease obligations that are subject to bond annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.
     The State of Maryland disclosed in its fiscal year 2005 Comprehensive Annual Financial Report (CAFR) dated June 30, 2005, that it has approximately $4.5 billion in general obligation bonds outstanding and an additional $3.9 billion in other long-term debt plus capital lease obligations of approximately $744 million. Total bonds and obligations under long-term leases at fiscal year end were $9.2 billion, a net increase of $277 million (3.1%) over the prior year. As of June 30, 2005, general obligation debt of the State of Maryland is rated Triple-A by Moody’s, S&P, and Fitch. There is no general debt limit imposed by the state constitution or public general laws. The state constitution imposes a 15-year maturity limit on state general obligation bonds. Although voters approved a constitutional amendment in 1982 permitting the state to borrow up to $100 million in short-term notes in anticipation of taxes and revenues, the state has not made use of this authority.
     Many agencies of the state government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute debt or a pledge of the faith and credit of the state. The Community Development Administration of the Department of Housing and Community Development, the Maryland Water Quality Financing Administration of the Department of Environment, the Maryland State Lottery Agency, certain state higher education institutions, the Maryland Stadium Authority, the Maryland Food Center Authority, and the Maryland Environmental Service have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from pledged revenues, principally fees generated from use of the facilities, enterprises financed by the bonds, or other dedicated fees.
     ECONOMY. The Maryland Board of Revenue Estimates reported on December 14, 2005 that Maryland’s economy continued its strong performance throughout 2005 and entered 2006 with a full head of steam. The strong economy is evidenced by the fact that employment was expected to finish 2005 growing 2.0%. While Maryland’s economy is expected to slow in 2007, with employment growth falling to a still robust 1.6% as the national economy passes the peak of the economic cycle, wage and salary growth is expected to total 6.5% in 2005, decelerating slightly to 6.3% in 2006, before slowing along with employment to 5.6% growth in 2007. Maryland’s unemployment rate will remain at historically low levels throughout, around 4.0%, from a half- to a full percentage point lower than national unemployment.
     FINANCIAL. To a large degree, the risk of the portfolio is dependent upon the financial strength of the State of Maryland and its localities. The general fund is the major operating fund of the State. At the end of the fiscal year 2004, the unreserved, designated fund balance of the general fund was $777 million, compared to an unreserved fund balance deficit of $127 million last year. The total fund balance reached $2.6 billion, an increase of $1.1 billion (73%) from the prior year.
     SECTORS. Investment concentration in a particular sector can present unique risks. A significant portion of the funds’ assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms. At the present time, Maryland hospitals operate under a system in which reimbursement is determined by a state-administered set of rates and charges that applies to all payers. A federal waiver also allows this system to be applied to Medicare reimbursement rather than the Federal Diagnosis-Related Group (DRG) system required elsewhere. In order to maintain this Medicare waiver, the cumulative rate of increase in Maryland hospital charges since the base year 1980 must remain below that of U.S. hospitals overall. From 1983 through 1992, the rate of increase for Maryland hospitals was below the national average; for the seven years from 1993 through 1999, Maryland hospital costs grew faster than the national rate, but for the period from 1999 through 2002, Maryland hospital costs again grew slower than the national average and the cumulative rate of increase since the base year is below the national average. Any loss of the Medicare waiver in the future may have an adverse impact upon the credit quality of Maryland hospitals.
     The Maryland Fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer’s financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry. The Fund may invest in private activity issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. In addition, changes in regulatory requirements could adversely impact the financial performance of nuclear and non-nuclear power plants.
     MARYLAND RISK FACTORS. The financial condition of the State of Maryland is affected by various national, economic, social and environmental policies and conditions, including any impact of recent, unprecedented natural disasters occurring in other parts of the country. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

     The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State’s economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State’s business sector becoming more vulnerable to competitive pressures.
     The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State’s governmental operations and consequently its ability to pay debt service on its obligations.
     The State of Maryland currently maintains a “triple A” bond rating from Standard & Poor’s and Moody’s on its general obligation indebtedness.
SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NORTH CAROLINA TAX-EXEMPT OBLIGATIONS
     The concentration of investments in North Carolina Tax-Exempt Obligations by the North Carolina Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of North Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the North Carolina Fund and its portfolio securities. This section briefly describes current economic trends in North Carolina, and constitutes only a brief summary of some of the many complex factors that may have an effect. The information set forth below is derived from official statements prepared in connection with the issuance of North Carolina Tax-Exempt Obligations and other sources that are generally available to investors. No independent verification has been made of the following information.
     The State of North Carolina (the “State”) has three major operating funds: the General Fund, the Highway Fund, and the Highway Trust Fund. The State derives most of its revenue from taxes, including individual income taxes, corporation income taxes, sales and use taxes, highway use taxes on motor vehicle rentals, corporation franchise taxes, piped natural gas excise taxes, alcoholic beverage taxes, insurance taxes, estate taxes, tobacco products taxes, and other taxes, e.g., gift taxes, freight car taxes, and various privilege taxes. A streamlined sales tax collection system has been adopted to improve collection efforts, particularly as to out-of-state catalog and internet sales. The State receives other non-tax revenues which are also deposited in the General Fund. The most important are federal funds collected by State agencies, university fees and tuition, interest earned by the State Treasurer on investments of General Fund moneys, and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax, and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.
     On September 21, 2001, the State General Assembly adopted a $14.5 billion budget for fiscal year 2001-2002. Due to the need to increase revenues, the budget contained several new and increased taxes, including the following: a two-year half-cent increase in the statewide sales tax; a two-year increase to 8.25% of the income tax rate for taxable incomes of single and married individuals over $120,000 and $200,000, respectively; a 6% telecommunications tax on out-of-state long distance calls, with the tax on in-state long distance calls dropping from 6.5% to 6%; a 5% tax on satellite television; a 1% gross premiums tax for HMOs and Blue Cross/Blue Shield; and a 3% increase on liquor taxes. Additionally, tuition for students attending the University of North Carolina was raised 9%. The budget increased spending on education and human services while trimming 400 positions from the State’s payrolls. The General Assembly included in the budget $25 million to reduce class size, $93 million for teacher bonuses, and another $44 million to help struggling students meet testing standards. Teachers and school administrators received salary increases averaging close to 3%, while community college instructors and professional staff received a 1.25% salary increase. Each state employee got a $625 raise. The General Assembly provided $15 million for the One North Carolina Fund for the Governor to use to provide incentives in the recruitment of industries to the State. The budget established a mental health trust fund and provided $47.5 million in funding to be used to renovate existing mental health and substance abuse facilities and to help patients move from institutional to community treatment. The General Assembly set aside $181 million to replenish the depleted State Emergency Reserves and placed in reserve $125 million for the Repairs and Renovations Reserve Account and $40 million for the Clean Water Management Trust Fund.
     Due to many factors, an overall budget shortfall in the General Fund for fiscal year 2001-2002 of $1.6 billion was projected. The shortfall was primarily a result of an under-realization of budgeted revenues and an increase in Medicaid expenditures exceeding budgeted appropriations. In particular, State personal income tax collections in April 2002 were $595 million, which was over $250 million less than in 2001 and over $350 million less than projected for the fiscal year 2001-2002 budget. Overall, tax collections declined 6 percent from the previous fiscal year while the fiscal year 2001-2002 budget had projected a 4 percent revenue increase, a difference of 10 percentage points. Medicaid expenditures were expected to exceed well over $100 million of budgeted appropriations. Both the under-realization of revenues and the increased Medicaid expenditures were attributed to the on-going national and regional economic recession, the severity of which was deepened by the impact of the September 11, 2001 terrorist attacks.

     In response to the projected budgetary shortfall, the Governor invoked his constitutional authority to insure that the State would meet its constitutional requirement of a balanced budget by issuing Executive Order No. 19, which identified over $1.3 billion of resources available if needed to balance the budget. Executive Order No. 19 reduced expenditures for use by State agencies and for capital improvement projects and transferred funds from General Fund reserves and non-General Fund receipts and reserves. Following the issuance of Executive Order No. 19, the Governor ordered the transfer of an additional $200 million from the previously established Hurricane Floyd relief fund and the Tobacco Trust Fund to cover any remaining budgetary shortfall for fiscal year 2001-2002.
     As of the close of the 2001-2002 fiscal year, the General Fund reported a total fund balance of $393.9 million, with reserves of over $390 million and an unreserved fund balance of $3.8 million. For fiscal year 2001-2002, the State experienced a shortfall in tax and non-tax receipts of $1.55 billion. As with other state governments, the slowing national and state economy resulted in a general decline in tax collections. Individual income taxes fell short by over $1 billion, corporate income taxes by $177 million, sales and use taxes by $90.5 million, and franchise taxes by $192.7 million. Inheritance and capital gains taxes were similarly lower than budget expectations. In an effort to meet the State constitutional mandate of balancing the General Fund budget, reductions of $789.2 million were implemented, with the remainder of the budget funded by $437.7 million of non-General Fund dollars, and $239.3 million transferred from the Savings Reserve account.
     On September 20, 2002, the General Assembly adopted a $14.3 billion budget for fiscal year 2002-2003, a more than 2% reduction in the budget from the previous year but an increase of 4% over actual spending of $13.7 billion during last year’s fiscal crises. The budget used $800 million in non-recurring revenue to fund ongoing expenses, including $333 million in reimbursements withheld from local governments. To replace that revenue, the General Assembly granted counties the authority to approve an additional half-cent local-option sales tax. This budget included revenue growth of only 1.8% over last year, which was a far more conservative growth projection than had been used in past years. The budget contained over $100 million in unidentified future cuts to be made by various State departments and agencies, and the heads of those departments and agencies were given additional management flexibility to cut programs. The budget provided no raises for state employees but did grant 10 bonus vacation days. Teachers and principals received career step raises. The State Board of Education was required to cut $42 million from its budget, and appropriations for local partnerships with the Smart Start program were reduced by $20 million. Nevertheless, the budget provided $26.8 million to reduce the student-teacher ratio in both kindergarten and first grade classrooms and $28 million to expand a voluntary pre-kindergarten program to prepare at-risk 4-year olds. The budget for the children’s health insurance program, Health Choice, was increased by $7.7 million, while spending for area mental health programs was reduced by $3 million. Three prison facilities were closed, and many positions with the Department of Correction were eliminated, including 23 chaplain positions. The State’s public universities received full funding for enrollment growth, at $66.8 million, and $4.5 million in additional financial aid for students. Individual campuses, however, shared the burden of a $50.2 million spending reduction statewide, amounting to 2.9% for each institution. University tuition increased 8% for in-state students and 12% for out-of-state students. The State’s community colleges received $9 million less than the year before, with more than half of the cuts to be determined by the system’s board. Nevertheless, the 59-campus system also got a $52 million increase for enrollment growth. Community college students also saw a tuition increase.
     The conservative revenue growth projections used for the fiscal year 2002-2003 budget were more in line with actual revenues, which spared the State from a mid-year fiscal emergency for the first time in three years. As of the close of the 2002-2003 fiscal year, the General Fund reported a total fund balance of $603.9 million, with reserves of over $353 million and an unreserved fund balance of $250.5 million. Key factors improving the fiscal year-end General Fund balance were higher corporate income and sales tax collections, the accelerated repeal of local government reimbursements, increased transfers from other funds, and significant spending reductions by State agencies. Additionally, the State received $136.9 million in federal fiscal relief in June 2003, which is the first of two equal flexible grant payments. The second flexible grant payment of $136.9 million was received in October 2003.
     On June 30, 2003, the General Assembly adopted a $14.8 billion budget for fiscal year 2003-2004. Due to the current budget difficulties, the General Assembly made permanent a .5% State sales tax increase which was due to expire at the end of fiscal year 2002-2003. Additionally, the fiscal year 2003-2004 budget reduced spending for positions, programs, and general administration at most levels of State government, including at the Departments of Agriculture, Labor, Environment and Natural Resources, Justice, Corrections, Cultural Resources, Insurance, Revenue, and the Administrative Office of the Courts. Teachers received a pay increase averaging 1.81%, while other State employees received a one-time bonus of $550. An initiative to reduce second grade class sizes received $25.3 million, and $96 million in projected bonuses under the State’s ABC’s plan was funded. State and local boards of education found funding reduced for administrative positions and transportation costs, although an increase of $5 million was earmarked for funding low-wealth schools. University tuition increased 5% for both in-state and out-of-state students, while community college tuition increased 3.2% for in-state students and 8.2% for out-of-state students. The State university system received $46.6 million to fund the additional 518 positions needed to meet a projected 4.5% enrollment increase, while need-based financial aid increased by $5.1 million. An additional $2.8 million was provided to increase aid for in-state students attending private colleges. The community colleges also received $32 million in increased funding for staff and supplies to meet enrollment growth. Funding was reduced for many services provided by the State Department of Health and Human Services, including reduced funding of inflationary increases for Medicaid providers and public agencies and cuts to the Smart Start child care program. The fiscal year 2003-2004 budget increased funding to the Health Choice insurance program by $12.2 million. Various licensing fees were also implemented for health and child care facilities. The General Assembly set aside $150 million for the State Emergency Reserves and placed in reserve $50 million for the Repairs and Renovations Reserve Account and $12.5 million for the Mental Health Trust Fund; however, $38 million was cut from the Clean Water Management Trust Fund.
     In December 2003, the Governor called a Special Session of the General Assembly at which the General Assembly appropriated $24 million for economic development. The General Assembly also appropriated $20 million for the One North Carolina Fund, $4.1 million to the community college system for new and expanding industry training, and $20 million to the North Carolina Rural Economic Development Center.
     The State ended fiscal year 2003-2004 with an over-collection of revenues of $242.4 million, which was 1.7% of the budgeted revenue forecast. The major tax categories that exceeded the budgeted forecast were individual income, corporate income, and sales and use tax. In addition, unexpended appropriation or reversions of $159 million were realized, and the State received $136.9 million in federal fiscal relief in October 2003. As of June 30, 2004, the General Fund reported a total fund balance of $708.5 million, with reserves of over $419 million and an unreserved fund balance of $289.4 million.
     On July 18, 2004, the General Assembly adopted a $15.9 billion budget for fiscal year 2004-2005. State workers received their first pay raises in three years — the greater of $1,000 or 2.5% of their current salaries. Teachers got an average raise of 2.5%. State university faculty also received an average 2.5% raise, while community college faculty got a 4.5% raise. Retired State employees got a 1.7% cost of living adjustment. The budget provided public schools with over $50 million to hire up to 1,100 new teachers to reduce third-grade class sizes, $7.5 million to improve test scores in the State’s poorest school districts, and $9.1 million to add 2,000 students to the State’s More at Four pre-kindergarten program. Another $4 million was provided to hire 80 school nurses. $6.6 million was budgeted to provide health insurance for children of the working poor, $4 million was provided to hire 75 to 100 additional child abuse care workers, and $3 million was used to increase the foster care and adoption assistance reimbursements by $25 per child per month. Twenty-four independent, nonprofit community healthcare centers serving poor patients received $5 million, while $2 million was distributed among 100 shelters for domestic violence victims. $2.7 million was used to add over 1,400 prison beds at correctional facilities throughout the State. Another $8.6 million was used for economic development to fund the State Biotechnology Center in the Research Triangle Park, the Global TransPark in Kinston, and a Motorsports Testing and Research Center Complex near Charlotte. Another $30 million was allocated to a fund for underground storage tank cleanup.
     The General Assembly also approved the issuance of $468 million in special indebtedness over two years to fund a cancer hospital, a cardiovascular center, a health promotion center, a genetics data center, and a pharmacy school at several State universities. The funds will also be used to pay for several other projects at State universities and to preserve land for State parks and to protect land near military bases from encroachment. The funds will also be used to build new juvenile detention facilities. No more than $310 million of this special indebtedness may be issued during the 2004-2005 fiscal year. The fiscal impact of the $468 million of special indebtedness on the General Fund is expected to be zero because of the annual transfer of revenue from other sources to the General Fund in an amount to cover the estimated debt service. The debt service for the State universities projects and the juvenile detention facilities will be reimbursed from the special revenue funds known as the Health and Wellness Trust Fund and the Tobacco Trust Fund. The debt service for the State parks projects is fully funded by the streams of revenue available to the special revenue funds known as the Parks and Recreation Trust Fund, the Natural Heritage Trust Fund, and the Clean Water Management Trust Fund. The special indebtedness is non-voted debt that is generally secured only by an interest in State property being acquired or improved (e.g., certificates of participation and lease-purchase revenue bonds). With this type of debt, there is no pledge of the State’s faith, credit, or taxing power to secure the debt, which is why voter approval is not required. If the State defaulted on its repayments, no deficiency judgment could be rendered against the State, but the State property that serves as security could be disposed of to generate funds to satisfy the debt. Failure to repay the debt would have negative consequences for the State’s credit rating. Article 9 of Chapter 142 of the State’s General Statutes prohibits the issuance of special indebtedness except for projects specifically authorized by the General Assembly. The use of alternative financing methods provides financing flexibility to the State and permits the State to take advantage of changing financial and economic environments.
     In November 2004, the Governor announced that Dell, Inc. would build a computer manufacturing facility in the State. Dell, a leading manufacturer and distributor of personal computers and related products, has now built and operates a state-of-the-art, 400,000 square-foot manufacturing and distribution facility in the Piedmont Triad region. Dell currently has two other U.S. factories in Nashville, Tennessee and Austin, Texas. The North Carolina General Assembly convened a one-day special session on November 4, 2004 and approved an economic incentive for computer manufacturing companies that, in the case of Dell, will provide up to $225 million in tax credits over the next fifteen years. For each year in which Dell meets the required performance targets, the State will provide a grant equal to 75 percent of the State personal income withholding taxes derived from the creation of new jobs.
     As of the close of the 2004-2005 fiscal year, the General Fund reported a total fund balance of $1.15 billion, with reserves of over $670 million and an unreserved fund balance of $478.5 million. The General Fund experienced higher than expected growth in tax revenue due to the improving economy and more than $250 million in one-time collection from a Voluntary Compliance Program undertaken by the State Department of Revenue.
     On August 11, 2005, the General Assembly adopted a $17.2 billion budget for fiscal year 2005-2006. State workers received pay raises equaling the greater of $850 or 2% of their current salaries and one extra week of vacation. Teachers got an average raise of 2.24%. State community college faculty and professional staff got a 4.5% raise. Retired State employees received a 2% cost of living adjustment. The budget provided $9.48 billion for education, which is a 2.73% or $250 million increase over the previous year’s education budget. The budget funds education at the State’s K-12 schools, community colleges, and universities, including additional funding to cover the more than 35,000 new students enrolled in State public schools this year. The budget dedicated close to $80 million to address the on-going Leandro school funding lawsuit by providing additional funding to low wealth school districts, disadvantaged students, high school reforms, school-based family support teams, and teacher recruitment. The budget provides $100 million for ABC bonuses for teachers and fully funds teacher assistant positions. More than $3.2 million is provided to expand Governor Mike Easley’s “Learn and Earn” program, which allows students the opportunity to graduate with a high school diploma and a college degree after just five years of study. The budget makes numerous investments in job creation efforts and provides funding for programs to attract new jobs to the State, including $4.5 million in additional funds for the Job Development Investment Grant program, $6 million for the One North Carolina Fund, and $20 million for the North Carolina Rural Center, which has helped create thousands of new jobs in rural communities and update water systems. The budget also included $9 million for the Wilmington and Morehead City ports, $1 million in new funds for community college Small Business Centers, and $2.65 million for customized industry training, which will help employees and companies remain competitive in an ever-changing economy.
     On August 30, 2005, North Carolina became the last state on the east coast to approve a lottery. The net proceeds of the lottery will be used to further the goal of providing enhanced educational opportunities, to support public school construction, and to fund college and university scholarships. The lottery legislation directs that 50% of the net proceeds be dedicated to pre-kindergarten and class-size reduction programs that have been implemented over the last five years. Previously, such programs were funded by the General Fund. The remaining net proceeds will be distributed to the Public School Building Capital Fund (40%) and the State Education Assistance Authority (10%). Lottery ticket sales began in March 2006.
     The State ended fiscal year 2005-2006 with a total General Fund balance of $1.77 billion, with reserves of over $1 billion and an unreserved fund of $749.4 million. The General Fund experienced an over-collection of revenues of almost $1.1 billion resulting from conservative revenue estimates, higher employment levels, increased consumer spending, and large gains recognized in the housing and stock markets.
     On July 6, 2006, the General Assembly adopted a $18.9 billion budget for fiscal year 2006-2007, which was signed by Governor Easley on July 11, 2006. The budget cuts some taxes, spends more on education, and sets aside money for future crises. Tax changes include capping the gas tax at current levels, reducing the State sales tax rate from 4.5% to 4.25% effective December, 1, 2006, and reducing the top income tax rate from 8.25% to 8.0% effective January 1, 2007. In addition, a $195.2 million reduction in the transfer from the Highway Trust Fun to the General Fund is provided for fiscal year 2006-2007. This would repay the $125 million one-time transfer from the Highway Trust Fund to the General Fund during the budget crisis in prior years, as well as the $80 million inflationary increase adopted in fiscal year 2002-2003. The budget includes an average 8% pay increase for public school teachers in order to surpass the national average by fiscal year 2008-2009. Additional funds are provided to expand the Disadvantaged School Supplemental Fund ($27.5 million), to provide additional supplements to small and low wealth counties ($41.9 million), and to expand middle and high school reform programs in order to improve graduation rates. The budget provides increased access to higher education opportunities at the community college and university systems. Monies are included for need-based financial aid, scholarships for nurses, professional training to recruit and retain quality teachers and principals, and several biotech and economic development initiatives. In addition to the General Fund appropriation increases, the State’s new Education Lottery will provide proceeds for reduced class sizes, additional academic pre-K slots, school construction, and college scholarships for needy students. Community college faculty and professional staff will receive a 6% salary increase and a 2% one-time bonus. University faculty and professional staff will receive a 6% salary increase, and all other state employees will receive a 5.5% salary increase. The budget also includes a 3.0% adjustment for retirees and makes a $30 million payment to the retirement system for the employer contribution that was not funded in fiscal year 2000-2001.
     The fiscal year 2006-2007 budget solidifies the State as a leader in recruiting new business and growing existing businesses. It includes $15 million for the One NC Fund which has resulted in the creation of 18,875 jobs and $2.4 billion in investment throughout the State. The adjustments also provide support for new and emerging companies through investments in the Small Business Innovation Research matching grant program ($5 million). The budget includes human services increases for child care subsidies ($27.5 million), community capacity enhancement ($16 million), and fund for the Mental Health Trust Fund ($14.4 million) to assist with mental health reform programs. Additional funds are included for early intervention services ($7.1 million), adoption and foster care assistance ($10.2 million), and child welfare services. The budget includes monies to enhance well water safety programs and to protect drinking water supplies. Funds are provided for land conservation, forest development, and habitat protection programs. It also includes funds for disease surveillance and detection programs to ensure a safe food supply. The budget makes investments in improving the court system. Funds are included to add core court personnel, including assistant district attorneys, deputy clerks, district court judges, and magistrates. It also includes funds to improve emergency planning, response and recovery capabilities. The budget includes funding for priority health, public safety, education and economic development projects outlined in the State’s Capital Improvement Plan. Projects include constructing a new public health lab and emergency operations center, expanding facilities at the UNC-Wilmington School of Nursing, UNC-Charlotte, and the N.C. State University Engineering Complex, adding two skilled care nursing homes for the State’s veterans, and expanding the State’s Museum of Art. Finally, $222 million from the fiscal year 2005-2006 credit balance has been earmarked for the Repairs and Renovations Reserve Account. The amended budget provides for a credit of $324 million to the Savings Reserve Account (Rainy Day Fund), thereby increasing the balance to $637 million. This amount brings the Savings Reserve Account balance to almost four percent of the 2005-2006 fiscal year operating budget. The budget also directs $222 million to the Repair and Renovation Reserve and sets aside $20 million to the Disaster Relief Reserve for future disaster related expenditures.
     The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. For example, based on a modified accrual basis, the General Fund balance as of June 30, 2002 was negative $349 million; as of June 30, 2003 it was negative $167 million; as of June 30, 2004 it was negative $196.3 million; and as of June 30, 2005 it was negative $78.8 million.
     Under the State’s constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget, which must be balanced. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly.
     The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, federal government policies and legislation, and the activities of the State’s General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government’s relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.
     In 1998, the State, along with forty-five other states, signed the Master Settlement Agreement (“MSA”) with the nation’s largest tobacco companies to settle existing and potential claims of the states for damages arising from the use of the companies’ tobacco products. Under the MSA, the tobacco companies are required to adhere to a variety of marketing, advertising, lobbying, and youth access restrictions, support smoking cessation and prevention programs, and provide payments to the states in perpetuity. The amount that the State will actually receive from this settlement remains uncertain, but projections are that the state will receive approximately $4.6 billion through the year 2025. In the early years of the MSA, participating states received initial payments that were distinct from annual payments. The initial payments were made for five years: 1998 and 2000 through 2003. The annual payments began in 2000 and will continue indefinitely. However, these payments are subject to a number of adjustments including an inflation adjustment and a volume adjustment. Some adjustments (e.g., inflation) should result in an increase in the payments while others (e.g., domestic cigarette sales volume) may decrease the payments. Also, future payments may be impacted by continuing and potential litigation against the tobacco industry and changes in the financial condition of the tobacco companies. In 1999, the General Assembly approved legislation implementing the terms of the MSA in the State. The Golden LEAF, Inc., a nonprofit foundation, was created to distribute half of the settlement funds received by the State. The legislation directed that these funds be used for the purposes of providing economic impact assistance to economically affected or tobacco-dependent regions of the State. However, the foundation’s share of the payments may be diverted by the General Assembly prior to the funds being received by the State Specific Account. The foundation is reported as a discretely presented component unit. In 2000, the State enacted legislation establishing the Health and Wellness Trust Fund and the Tobacco Trust Fund and created commissions charged with managing these funds. Each fund will receive a quarter of the tobacco settlement payments. The purpose of the Health and Wellness Trust Fund is to finance programs and initiatives to improve the health and wellness of the people of North Carolina. An eighteen-member Health and Wellness Trust Fund Commission will administer this fund. The primary purpose of the Tobacco Trust Fund is to compensate the tobacco-related segment of the State’s economy for the economic hardship it is expected to experience as a result of the MSA. An eighteen-member Tobacco Trust Fund Commission will administer this fund.
     The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing, and tourism. Non-agricultural wage and salary employment accounted for approximately 3,993,500 jobs as of October 2006. The largest segment of jobs was approximately 1,306,300 in various service categories, followed by 736,600 in trade, transportation, and utilities, 681,400 in government, and 552,200 in manufacturing. Based on October 2006 data from the United States Bureau of Labor Statistics, the State ranked eleventh among the states in non-agricultural employment, thirteenth in services employment, eleventh in trade employment, eighth in government employment, and ninth in manufacturing employment. According to the U.S. Department of Commerce, Bureau of Economic Analysis, per capita income in the State during the period from 1990 to 2005 grew from $17,295 to $30,336. Over a similar period, according to the North Carolina Employment Security Commission, the seasonally-adjusted labor force grew from 3,441,436 to 4,362,082, and it has undergone significant changes during this period, as the State has moved from an agricultural economy to a service and goods-producing economy. As reported by the North Carolina Employment Security Commission, the State’s seasonally-adjusted unemployment rate in October 2006 was 4.7% of the labor force, compared to the nationwide unemployment rate of 4.4% for the same period.
     Agriculture is another basic element of the State’s economy. In calendar year 2005, the State’s agricultural industry contributed over $68.3 billion to the State’s economy, and accounted for 20.3% of the State’s income. Gross agricultural income was almost $8.3 billion in 2005, placing the State eighth in the nation in gross agricultural income and third in the nation in net farm income. The poultry industry is the leading source of agricultural income in the State, accounting for approximately 36.6% of gross agricultural income in 2005, followed by the pork industry at approximately 25.4%, nursery and greenhouse products at approximately 11.8%, and the tobacco industry at approximately 4.98%, a drop of 34.3% from 2004. According to the State Commissioner of Agriculture, the State ranks first in the nation in the production of all tobacco, flue-cured tobacco, and sweet potatoes, second in hog production, turkeys, cucumbers for pickles, and Christmas tree production, and third in poultry and egg products and trout.
     A significant military presence in the State contributes further to the diversity of the State’s economic base. Over (6%) of the State’s 2004 Gross State Product (total goods and services), or $18.1 billion, is attributed to the military sector in the State. The major military installations in the State are Camp Lejuene Marine Corps Base, New River Air Station, Fort Bragg Army Base, Pope Air Force Base, Cherry Point Marine Corps Air Station, and Seymour Johnson Air Force Base. The State has created a task force, headed by the Lieutenant Governor, to assist the federal Base Realignment and Closure Commission (the “BRAC Commission”) in reviewing proposed realignments and closures of federal military bases. The BRAC Commission recommended the closure of two reserve military centers and the realignment of six other military bases in the State. The impact on area employment for the State was minimal.
     The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer after consultation with the State Attorney General, an adverse decision in any of these cases would not materially adversely affect the State’s ability to meet its financial obligations.
     1. HOKE COUNTY ET AL. V. STATE OF NORTH CAROLINA, ET AL (FORMERLY LEANDRO, ET AL. V. STATE OF NORTH CAROLINA AND STATE BOARD OF EDUCATION) — FUNDING OF PUBLIC EDUCATION. In 1994, students and boards of education in five counties in the State filed suit requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students intervened, and alleged claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties’ systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law.
     The State filed a motion to dismiss, which was denied. On appeal the State Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court’s conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. The trial on the claim of one plaintiff’s county was held in the Fall of 1999. In rulings issued in the Fall of 2000 and Spring of 2001, the trial court concluded that at-risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education, and ordered an investigation into why certain school systems succeed without additional funding. Following the State’s filing of an appeal of these rulings, the trial court re-opened the trial and called additional witnesses in the Fall of 2001.
     On April 4, 2002, the trial court issued its final order in the case, reaffirming its prior rulings and finding that the State must take all necessary actions to provide each child with the “sound basic education” guaranteed by the State Constitution. The trial court’s order directed the State to provide written reports every 90 days on the steps it has taken to comply with the order. On July 30, 2004, the State Supreme Court affirmed the majority of the trial court’s orders, thereby directing the executive and legislative branches to take corrective action necessary to ensure that every child has the opportunity to obtain a sound, basic education. The Supreme Court did agree with the State that the trial court exceeded its authority in ordering pre-kindergarten programs for at-risk children. The State is now undertaking measures to respond to the trial court’s directives. The magnitude of State resources which may ultimately be required cannot be determined at this time; however, the total cost could exceed $100 million.
     2. N.C. SCHOOL BOARDS ASSOCIATION, ET AL. V. RICHARD H. MOORE, STATE TREASURER, ET AL. — USE OF ADMINISTRATION PAYMENTS. On December 14, 1998, plaintiffs, including the county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe, and Lenoir Counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. The trial court ruled in favor of plaintiffs on December 14, 2001.
     In its order, the trial court concluded that specifically identified monetary payments assessed and collected by state agencies are civil fines or penalties whose disposition is controlled by Article IX, Section 7 of the State Constitution. The trial court also concluded the statutes under which these funds are distributed are “unconstitutional and void” to the extent they provide that the money is to “go to agencies or for purposes other than the public schools.” Based upon these conclusions of law, the trial court directed the “clear proceeds” of the affected civil fines and penalties be remitted to the public schools.
     The trial court also declared “unconstitutional and void” the portions of the State Civil Penalty and Forfeiture Fund and the State School Technology Fund which operate to collect in a central fund and equitably distribute civil fines and penalties to the State’s school system for the purpose of supporting local school technology plans. The order required state agencies to remit civil fines and penalties directly to the local board(s) of education in the county in which the violation leading to the payment occurred for use in the board(s) discretion.
     Finally, the trial court determined a three-year statute of limitations applies, allowing the order to be enforced retroactively from the date the civil action was filed to include all affected civil fines and penalties collected by State agencies since December 1995. However, the court stayed the operation and enforcement of the order pending appeal. On appeal, the State Court of Appeals rendered a decision in September 2003 mostly favorable to the State. Further appeal was made to the State Supreme Court, which on July 1, 2005 affirmed in part and reversed in part the decision of the State Court of Appeals and concluding that a majority of the funds in dispute are civil penalties required to be paid into the Civil Penalty and Forfeiture Fund for the benefit of public schools. The trial court will soon schedule hearings to determine the amount owed retroactively to January 1, 1996. Based upon information supplied by the defendant State agencies, the amount owed could be as much as $770 million. The case is now pending before the trial court while the parties discuss a negotiated settlement.
     3. SOUTHEAST COMPACT COMMISSION — DISPOSAL OF LOW-LEVEL RADIOACTIVE WASTE. North Carolina and seven other southeastern states created the Southeast Interstate Low-Level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently petitioned the United States Supreme Court to allow the filing of its complaint against the State demanding repayment of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest, and attorneys’ fees. The United States Supreme Court denied the Compact’s petition in August 2001. On August 5, 2002, the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction. On June 16, 2003, the United States Supreme Court accepted jurisdiction of the case, and the State filed an answer and motion to dismiss. On November 17, 2003, the motion to dismiss was denied, and the United States Supreme Court appointed a special master with authority to determine when additional pleadings will be filed in the case. The Special Master hear oral arguments on dispositive motions filed by both sides on September 3, 2004. The State Attorney General’s office believes that sound legal arguments support the State’s position on this matter.
     4. PHILLIP MORRIS USA INC. V. TOLSON — REFUND OF CORPORATE INCOME TAX. On June 13, 2000, Philip Morris filed an action for a refund of approximately $30 million in corporate income taxes paid for 1989 through 1991. An order of the Augmented Tax Review Board in the 1970’s allowed it to apportion its income under a modified formula, which included a more favorable property factor. When the law changed in 1989 to move to double weighting of the sales factor, Philip Morris incorporated this change into its formula. The Board’s order did not permit double weighting. Philip Morris argued that the principle of in pari materia required incorporation of the amendment, and that failure to allow double weighting violated the equal protection and separation of powers clauses. The Wake County Superior Court ruled that Philip Morris was required to use the formula approved by the Board without double weighting the sales factor unless the statutory formula (without the modified property factor) produced a more favorable result. Philip Morris appealed this ruling to the State Court of Appeals, which issued a unanimous opinion affirming the decision of the trial court on March 7, 2006. Philip Morris has filed a notice of appeal and a petition for discretionary review with the State Supreme Court.
     5. STATE EMPLOYEES ASSOCIATION OF NORTH CAROLINA V. STATE OF NORTH CAORLINA; STONE V. STATE OF NORTH CAROLINA — DIVERSION OF EMPLOYER’S RETIREMENT SYSTEM CONTRIBUTION. On May 22, 2001, SEANC filed an action demanding repayment of approximately $129 million in employer retirement contributions to the State retirement system. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the State budget. The trial court dismissed the action on May 23, 2001 for lack of standing, among other things. Plaintiffs appealed to the State Court of Appeals, and on December 3, 2002, the Court of Appeals affirmed the trial court’s dismissal of the action for lack of standing. On June 13, 2003, the State Supreme Court reversed the lower courts on the issue of standing and remanded the case back to the Court of Appeals for further consideration. The Court of Appeals remanded the case to the trial court without opinion and without considering any remaining issues. It is currently pending in the trial court, but nothing of any significance has happened since remand.
     In June 2002, the Stone case was filed on behalf of individual State employees and retirees seeking repayment of the withheld employer contribution and a prohibition against future diversions. A class comprised of all members of the retirement system has been certified and the case is proceeding through class notification and toward trial. On September 6, 2006, the trial court issued an interlocutory order in response to cross-motions for summary judgment. The trial court’s order found the diversion of funds to be in violation of the State Constitution, but did not direct any repayment of funds.
     6. GOLDSTON, ET AL. V. STATE OF NORTH CAROLINA, ET AL. — DIVERSION OF HIGHWAY TRUST FUNDS. On November 14, 2002, a former Secretary of the Department of Transportation and a retired State Senator sued the Governor and the State for using Highway Trust Fund money in the State’s General Fund. The Governor’s Executive Order No. 19 transferred $80 million from the Highway Trust Fund to the General Fund for purposes of balancing the State budget. Also, the General Assembly in its 2002 Special Session authorized this transfer and the transfer of an additional $125 million during fiscal year 2003 in the form of a loan to be repaid with interest through 2009. The suit alleges that these actions are unlawful and unconstitutional and requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. Summary judgment was granted in favor of the State on all issues, and Plaintiffs appealed. In a unanimous decision filed September 20, 2005, the State Court of Appeals affirmed the granting of summary judgment in favor of the State. Plaintiffs filed a petition for discretionary review with the State Supreme Court, which agreed on March 3, 2006 to review a portion of the decision of the State Court of Appeals. On December 15, 2006, the State Supreme Court reversed the lower courts on the issue of standing and remanded the case for further proceedings by the trial court.
     7. DIANA COLEY, ET AL. V. STATE OF NORTH CAROLINA, ET AL. (FORMERLY EDWARD N. RODMAN, ET AL. V. STATE OF NORTH CAROLINA, ET AL.) — RETROACTIVE INCOME TAX RATES. On April 25, 2003, Plaintiffs filed suit against the State and the Secretary of Revenue challenging the constitutionality of retroactively applying the 2001 increase in the highest rate of North Carolina’s state income tax to the entire 2001 tax year. Plaintiffs seek refunds, for themselves and a proposed class of similarly situated taxpayers, of all taxes paid for the year 2001 in excess of the prior 7.75% maximum rate, on the theory that a retroactive mid-year tax increase violates the State and federal constitutions. Plaintiffs claim the total amount of taxes involved exceeds $76 million, plus interest. On June 30, 2004, the trial court granted summary judgment in favor of the State on all issues. Plaintiffs appealed, and on October 4, 2005, the State Court of Appeals affirmed the granting of summary judgment in favor of the State. Plaintiffs further appealed to the State Supreme Court, which affirmed on June 30, 2006 the decisions of the lower courts. A petition for rehearing was denied on August 17, 2006.

     8. DirecTV, Inc. and EchoStar Satellite Corp. v. State of North Carolina et al. — Refund of Sales Tax. On September 30, 2003, DirecTV and Echostar filed an action for a $32 million refund of State sales tax paid. The State General Assembly recently enacted a provision to impose the sales tax on satellite TV service providers. Plaintiffs claim this tax, which is not imposed on cable television providers, is unconstitutional in that it violates the Commerce Clause (because it is discriminatory and not fairly related to benefits provided by the State), the equal protection clause and North Carolina’s uniformity of taxation constitutional requirement. It is the State’s position that although cable providers are not subject to this tax, they are subject to city and county franchise taxes. The tax on satellite companies was enacted to equalize the tax burden on these various forms of entertainment. The case has been designated as exceptional under the State’s Rules of Civil Procedure. The parties’ cross-motions for summary judgment were argued in May 2005, and on June 3, 2005, the trial court granted summary judgment in favor of the State. Plaintiffs appealed to the State Court of Appeals, which on August 1, 2006 unanimously affirmed the trial court’s decision.
     9. Lessie J. Dunn, et al. v. State of North Carolina, et al. — Tax on Non-State Municipal Bonds. On February 9, 2004, Plaintiffs, on behalf of a class of all others similarly situated, filed suit alleging that the State’s imposition and collection of State income tax on interest received by certain taxpayers on municipal bonds issued by non-North Carolina State and local governments constitutes a violation of the Commerce Clause of the United States Constitution. A similar case recently filed in Ohio was ultimately unsuccessful. The trial court granted class certification on June 14, 2005. The State appealed to the State Court of Appeals as to the composition of the class. On October 17, 2006, the State Court of Appeals unanimously affirmed the trial court’s class certification.
     10. State of North Carolina v. Philip Morris, Inc., et al. – Master Settlement Agreement (“MSA”) Payments. On April 20, 2006, the State filed a Motion for Declaratory Order in the State Business Court against defendants Philip Morris, Inc., R.J. Reynolds Tobacco Company, and Lorillard Tobacco Company seeking a declaration that: (1) in 2003, the State continuously had a qualifying statute in full force and effect and “diligently enforced” its provisions throughout that year in accordance with the MSA; (2) the State is not subject to a Non-Participating Manufacturers’ Adjustment for 2003; and (3) defendants are obligated not to withhold or pay into a disputed payments account any payments due, or seek any offset of any payments made, on the basis that the State is subject to a Non-Participating Manufacturers’ Adjustment for 2003. Defendants filed a motion to compel arbitration of this case pursuant to the terms of the MSA. On December 4, 2006, the State Business Court granted Defendants’ motion and ordered the parties to submit their dispute to an arbitration panel. Further litigation was stayed pending the outcome of the arbitration. The State may be unable to recover a portion of 2006’s MSA payment if it does not prevail in this litigation.
     11. Wal-Mart Stores East, Inc. v. Tolson – Refund of Corporate Income Tax. On March 17, 2006, Wal-Mart filed a complaint seeking a refund of over $30 million in corporate income taxes. The case challenges the authority of the State’s Secretary of Revenue to require Wal-Mart to file a “combined return” on various statutory and constitutional grounds. Wal-Mart has filed a motion to designate the case as exceptional, and the senior resident superior court judge for Wake County has recommended that it be so designated. The State has filed a motion to dismiss under Rule 12(b)(6) and Wal-Mart has filed a motion for summary judgment.
     The State is also involved in numerous other claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State by the State Attorney General did not disclose any other proceedings that are expected to have a material adverse effect on the financial position of the State.
     In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November 1996. In March 1997, the State issued $450 million of the authorized school bonds. In November 1997, the State issued $250 million of the authorized highway bonds. In April 1998, the State issued an additional $450 million of the authorized school bonds. In April 1999, the State again issued an additional $450 million of the authorized school bonds. In September 2000, the State issued an additional $295 million of the authorized school bonds, and another $100 million of the authorized school bonds were issued in March 2001. In May 2002, the State issued the final $55 million of the authorized school bonds. In November 2003, the State issued an additional $400 million of the authorized highway bonds. The remaining $300 million of the authorized highway bonds was issued by the State in September 2004.
     On November 3, 1998, North Carolina voters approved the issuance of $800 million in clean water bonds and $200 million in natural gas facilities bonds. The clean water bonds provide grants and loans for needed water and sewer improvement projects for the State’s municipalities, and fund programs to reduce pollution in the State’s waterways. The natural gas bonds provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the State’s rural regions. In September 1999, the State issued a total of $197.4 million of authorized clean water bonds and natural gas facilities bonds, $177.4 million of which were a combination of clean water bonds ($172.4 million) and natural gas facilities bonds ($5 million) and $20 million of which were solely natural gas facilities bonds. In October 1999, the State issued an additional $2.6 million of the authorized clean water bonds. In September 2000, the State issued an additional $5 million of the authorized natural gas facilities bonds. In March 2001, the State issued an additional $30 million of the authorized clean water bonds. In March 2002, the State issued an additional $204.4 million of the authorized clean water bonds and an additional $35 million of the authorized natural gas facilities bonds. In April 2002, the State issued an additional $10.6 million of the authorized clean water bonds. In December 2002, the State issued an additional $18.8 million of the authorized clean water bonds and an additional $50 million of the authorized natural gas facilities bonds. In January 2003, the State issued an additional $2.9 million of the authorized clean water bonds. In April 2003, the State issued an additional $33 million of the authorized natural gas facilities bonds. In May 2003, the State issued an additional $3.65 million of the authorized clean water bonds. In March 2004, the State issued an additional $36 million of the authorized natural gas facilities bonds. The remaining $16 million of the authorized natural gas facilities bonds were issued by the State in January 2005.
     On November 7, 2000, North Carolina voters approved the issuance of $3.1 billion in general obligation higher education bonds to finance improvements to the facilities of the 16 public universities and 59 community colleges in the State. In March 2001, the State issues $250 million of the authorized higher education bonds. In March 2002, the State issued an additional $300 million of the authorized higher education bonds.
     In March 2003, the State issued bonds representing a consolidation of the clean water bonds and the higher education bonds in the approximate amount of $320 million. In April 2003, the State issued approximately $283.3 million of additional consolidated public improvement bonds. These two issuances consisted of a total of $38.4 million of the clean water bonds and $564.9 million of the higher education bonds. In March 2005, the State issued approximately $707.9 million of additional consolidated public improvement bonds. This issuance consisted of a total of $90.8 million of the clean water bonds and $617.1 million of the higher education bonds. An additional $15.255 million of the clean water bonds was issued separately by the State in March 2004. In January 2005, the State issued $705.5 million of additional consolidated public improvement bonds, consisting of a total of $41 million of the clean water bonds and $664.5 million of the higher education bonds. In March 2006, the State issued an additional $70 million of the authorized clean water bonds, and in June 2006, the State issued an additional $300 million of the authorized higher education bonds. A total of almost $99.3 million of the authorized clean water bonds remains unissued, and a total of approximately $403.5 million of the authorized higher education bonds remains unissued.
     In addition, the State refinanced over $1.8 billion of its existing debt in the years 2002 through June 2005 to improve cash flow and to take advantage of lower interest rates by reducing its future debt service payments.
     Hurricane Isabel came ashore near Ocracoke on the Outer Banks of the State on September 18, 2003. The storm hammered the fragile Outer Banks and raked across the northeastern portion of the State, causing widespread destruction to homes, businesses, and farms. 47 of the State’s 100 counties were declared disaster areas. The State Department of Agriculture reported that damage to crops, livestock, and farm structures in the State exceeded $152 million. Damage to timber in the State was estimated at $565 million, with more than 833,000 acres sustaining some level of damage. By the end of December 2003, more than $155 million in federal and State disaster assistance to individuals, households, local governments, and private nonprofits had been approved. The federal government covered 75 percent of the costs; the State paid the other 25 percent.
     The State suffered the effects of six tropical weather systems in 2004. In August, Hurricanes Alex, Bonnie, and Charley caused flooding and widespread power outages in eastern North Carolina. In September, Hurricanes Frances, Ivan, and Jeanne devastated central and western North Carolina with torrential rainfall that spawned flash flooding and numerous debris flows, including mudslides and rock falls. Only Hurricanes Frances and Ivan have met the criteria necessary to achieve a Federal Disaster Declaration, while Hurricanes Alex, Bonnie, Charley, and Jeanne met the criteria necessary for a State Disaster Declaration. These storms caused over $230 million in damages that are eligible for state and federal governmental assistance. The State’s share is approximately $90 million. In order to match federal funds available to the State for federal disaster recovery services, the Governor ordered State agencies to revert 0.75 percent of their 2004-05 budgets to provide $120 million for storm relief.
     Currently, Standard & Poor’s and Fitch both rate the State’s general obligation bonds as AAA. On August 19, 2002, Moody’s downgraded the State’s general obligation bonds from Aaa, its highest rating, to Aa1 with stable outlook, one step below Aaa. Moody’s cited the State’s “continued budget pressure, its reliance on non-recurring revenues, and its weakened balance sheet” as reasons for this downgrade. This represents the first time since 1960 that the State has had less than a AAA rating on its general obligation bonds. In September 2004, Moody’s revised the State’s outlook from stable to positive and noted the following:
     “This rating reflects the State’s slowly stabilizing economy, its improving tax revenues, its conservative debt policy, and its effective financial management. While general fund balances remain negative, flexible cash reserves outside the general fund are ample, and pension funding is exceptionally strong. Moody’s expects that the state will continue to take actions to restore structural balance and rebuild reserves.”
SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN SOUTH CAROLINA TAX-EXEMPT OBLIGATIONS
     The concentration of investments in South Carolina Tax-Exempt Obligations by the South Carolina Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of South Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the South Carolina Fund and its portfolio securities. This section briefly describes current economic trends in South Carolina. The information set forth below is derived from official statements prepared in connection with the issuance of South Carolina Tax-Exempt Obligations and other sources that are generally available to investors. BB&T Funds has not independently verified this information.
     The South Carolina Constitution requires the General Assembly to provide a balanced budget process. South Carolina law provides that the State Budget and Control Board shall, if a deficit appears likely, effect such reductions in appropriations as may be necessary to prevent a deficit. The State Constitution further provides that annual increases in State appropriations may not exceed the annual growth rate of the economy of the State and that the annual increases in the number of State employees may not exceed the average growth of the population of the State. Such limits on growth are subject to suspension (for any one fiscal year) by a super majority of the General Assembly.
     The State Constitution also establishes (i) a General Reserve Fund to be maintained in an amount equal to 3% of General Fund revenues for the latest completed fiscal year for the purpose of covering operating deficits of State government; and (ii) a Capital Reserve Fund equal to 2% of the prior fiscal year’s General Fund revenues to provide capital improvements or retire State bonds previously issued. The State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for that fiscal year, the current fiscal year’s appropriation to the Capital Reserve Fund shall be reduced to the extent necessary before any reduction is made in operating appropriations. If it is determined that the fiscal year has ended with an operating deficit, the State Constitution requires that funds in the Capital Reserve Fund shall be applied, to the extent necessary, to the fiscal year’s end operating deficit before withdrawing moneys from the General Reserve Fund for such purpose.
     As noted above, the State Constitution requires a procedure for the monitoring of revenues and expenditures with a view to a reduction of appropriations as may be necessary to prevent a deficit. For the purpose of providing projections and forecasts of revenues and expenditures and advising the State Budget and Control Board on economic trends, the General Assembly established the Board of Economic Advisors. Particularly with respect to the constitutional requirement of monitoring revenues, statutory provisions require that the Board of Economic Advisors provide to the State Budget and Control Board quarterly estimates of State revenues. If at the end of the first or second quarter of any fiscal year, quarterly revenue collections are 4% or more below the amount projected for such quarter by the Board of Economic Advisors, the State Budget and Control Board is required, within fifteen days of such determination, to take action to avoid a fiscal year end deficit.
     For many years, each annual Appropriations Act has contained a provision requiring the State Budget and Control Board to monitor the collection of revenues and the expenditure of funds. Over the course of nine fiscal years through June 30, 2000, the State’s process of monitoring revenues and making adjustments to avoid a deficit resulted in budgetary surpluses in all but the 1991-1992 fiscal year.
     The revenue estimate for the State’s Budgetary General Fund at the beginning of fiscal year 2000-2001 as enacted by the General Assembly totaled $5,316.9 million. On November 9, 2000, the State’s Board of Economic Advisors reduced its base revenue estimate for fiscal year 2000-2001 by $96.9 million to $5,220.0 million. In response, the State Budget and Control Board at its November 21, 2000 meeting sequestered the State’s Capital Reserve Fund of $98,610,931 as required by the State Constitution and the State’s fiscal year 2001 Appropriation Act. Sequestration reduces appropriations to the Capital Reserve Fund to the extent necessary to avoid mandatory reductions in operating appropriations.
     On May 8, 2001, the State Budget and Control Board mandated 1% agency budget reductions totaling $48.1 million. Additionally, $45.7 million in agency appropriations lapsed as a result of suspension of a provision that, in some years, has allowed agencies to carry forward to the next fiscal year up to 10% of their unexpended appropriations. This provision was automatically suspended for the fiscal year because of sequestration of the Capital Reserve Fund. Other action resulted in a further deficit reduction of $1.9 million. Despite such actions, for the fiscal year ended June 30, 2001, expenditures exceeded revenues by $87.4 million, and, as required by the State Constitution, such amount was withdrawn from the General Reserve Fund to cover the shortfall.

     The General Reserve Fund balance at the beginning of fiscal year 2000-2001 was $145.4 million and was increased during 2000-2001 by $2.5 million. Accordingly, the $87.4 million withdrawal at year-end left the reserve funded at $60.5 million. In accordance with the State Constitution, the General Reserve Fund must be restored within three years to its full-funding amount of 3% of the State’s Budgetary General Fund revenues for the latest completed fiscal year.
     On October 18, 2001, the Board of Economic Advisors reduced its fiscal year 2001-2002 General Fund revenue estimate from $5,918.9 million to $5,608.9 million, a revenue reduction of $310 million. In response to the Board of Economic Advisor’s report, the State Budget and Control Board at its October 30, 2001, meeting took action to avoid year-end deficits in accordance with the State law requirement previously described. This action included sequestration of $110,134,739 from the State’s Capital Reserve Fund; approval of an across-the-board reduction of General Fund appropriations of 4% for all agencies except where prohibited by proviso; and the approval of a reduction of the Local Government Fund to the level of fiscal year 2000-2001 allocations.
     On March 21, 2002, the Board of Economic Advisors further reduced its fiscal year 2001-2002 General Fund revenue estimate by approximately $92 million and, in response to this revision, the State Budget and Control Board at its March 26, 2002 meeting took additional steps to avoid year-end deficits by imposing an additional across-the-board reduction of General Fund appropriations of 2.52% for all agencies except where prohibited by proviso. Additionally, the Board of Economic Advisors revised the estimate for a revenue transfer to the State’s Tax Relief Trust Fund from $448 million to $458.7 million, which resulted in an additional $10.7 million reduction in anticipated revenue to the General Fund. Also, the fiscal year 2001-2002 Appropriation Act contained appropriations for open-ended obligations totaling approximately $16.5 million, which were to be paid regardless of the revenue shortfall.
     In its 2002 legislative session, the General Assembly adopted legislation providing that, upon a determination by the State’s Comptroller General that, at the close of a fiscal year, funds will be needed to balance the Budgetary General Fund, the State Budget and Control Board is authorized to borrow any amount needed to balance the Budgetary General Fund by borrowing from any department of State government any surplus which may be on hand in the Office of the State Treasurer to the credit of any such department. Upon approval of a repayment schedule, the State Treasurer is authorized to transfer to the State Budget and Control Board from the General Fund the amount necessary to repay the loan with interest no later than June 30 of the following fiscal year. No such borrowing was effected in closing the fiscal year ended June 30, 2002.
     Despite the mid-year actions taken by the State Budget and Control Board during Fiscal Year 2001-2002, the State’s Budgetary General Fund ended the year with a cumulative unreserved fund deficit of $155 million, after giving effect to withdrawal of the $63 million balance held in the State’s General Reserve Fund.
     As required by the State Constitution, the General Assembly made provision in the 2002-2003 Appropriation Act by appropriating the amounts of $38.8 million toward restoration of the General Reserve Fund requirement and $101.6 million, representing the Capital Reserve Fund’s full funding amount for fiscal year 2002-2003.
     On September 9, 2002, the Board of Economic Advisors reduced its fiscal year 2002-2003 General Fund revenue estimate from the 2002-2003 Appropriation Act base of $5,850 million to $5,519 million, a revenue reduction of $331 million. In response to the report of the Board of Economic Advisors, the State Budget and Control Board at its September 17, 2002 meeting took action to avoid year-end deficits in accordance with the State law requirement previously described by sequestering the State’s Capital Reserve Fund in the amount of $101,606,475. Additionally, at its December 10, 2002 meeting, the State Budget and Control Board took action to impose an across-the-board reduction of 4.5% and sequestration of an additional 0.5%.
     On February 10, 2003, the Board of Economic Advisors further reduced its fiscal year 2002-2003 General Fund revenue estimate to $5,399 million, a revenue reduction of $120 million. In response to this report of the Board of Economic Advisors, the State Budget and Control Board at its February 11, 2003 meeting took action to impose an additional across-the-board reduction of 3.73%, except where prohibited by proviso.
     Despite the mid-year actions taken by the State Budget and Control Board during fiscal year 2002-2003, the State’s Budgetary General Fund ended the year with a cumulative unreserved fund deficit of $177 million, including the $155 million unreserved fund deficit realized in fiscal year 2001-2002, and after giving effect to withdrawal of the $39 million balance held in the State’s General Reserve Fund.
     As required by the State Constitution, the General Assembly made provision in the 2003-2004 Appropriation Act appropriating the amounts of $49.2 million toward restoration of the General Reserve Fund requirement and $98.6 million representing the Capital Reserve Fund’s full funding amount for fiscal year 2003-2004.

     On August 15, 2003, the Board of Economic Advisors revised its fiscal year 2003-2004 General Fund revenue estimate from the 2003-2004 Appropriation Act base of $5,489.4 million to $5,381.8 million, a revenue reduction of $107.6 million. In response to the report of the Board of Economic Advisors, the State Budget and Control Board at its August 20,2003 meeting took action to avoid year-end deficits in accordance with the State law previously described by sequestering the State’s Capital Reserve Fund in the amount of $98,599,197 and approved an across-the-board sequestration of 1% of General Fund appropriations of all agencies totaling $43.2 million except where prohibited by proviso.
     In its report to the State Budget and Control Board on August 15, 2003, the Board of Economic Advisors also advised that it would review circumstances in September, 2003, upon the availability of further economic data, to determine if additional adjustments to its fiscal year 2003-2004 General Fund revenue estimate would be necessary. No such adjustments were deemed to be necessary as a result of that review.
     The State Budget and Control Board also took action in its August 20, 2003 meeting to effect an interfund borrowing in the amount of $22 million, with proceeds from the loan to be applied to the fiscal year 2002-2003 deficit, in accordance with the 2002 legislative authorization discussed previously. The borrowing was made against funds available to the State and was paid in full on December 1, 2003.
     Acting on the advice of counsel under question of the State Budget and Control Board’s constitutional authority to commit funds of a current fiscal year for a prior fiscal year purpose (including an unreserved fund deficit), the State Budget and Control Board deferred action on the $155 million unreserved fund deficit until such time as the General Assembly reconvened in January, 2004.
     The State’s Budgetary General Fund ended fiscal year 2003-2004 with a net budgetary surplus of $242,654,275, including application of $49,299,599 from the General Reserve Fund to the fiscal year 2001-2002 deficit. From the net budgetary surplus, $176,915,948 was applied to the accumulated unreserved fund deficit, $40,583,799 was designated for expenditure in fiscal year 2004-2005, and $25,154,528 was applied to restoration of the General Reserve Fund. At June 30, 2004, the balance of the General Reserve Fund was $25,154,528, and the balance of the Capital Reserve Fund was $0.
     As required by the State Constitution, the General Assembly made provision in the 2004-2005 Appropriation Act appropriating the amounts of $50.0 million toward restoration of the General Reserve Fund requirement and $99.4 million representing the Capital Reserve Fund’s full funding amount for fiscal year 2004-2005. At June 30, 2005, the balance of the General Reserve Fund was $75,154,528, and the balance of the Capital Reserve Fund was $99,356,026.
     The revenue estimate for the State’s Budgetary General Fund for fiscal year 2004-2005 as enacted by the General Assembly was $5,594.8 million. On May 9, 2005, the Board of Economic Advisors revised its estimates of fiscal year 2004-05 Budgetary General Fund revenue to $5,881.7 million, an increase of $286.9 million or 5.1% over the fiscal year 2004-2005 Appropriation Act estimate. On August 11, 2005, the State’s Comptroller General reported that the State recognized a $300 million surplus for the fiscal year ended June 30, 2005, after giving effect to a one-time adjustment in the amount of $105 million to correct errors in accruals from prior fiscal years.
     The revenue estimate for the State’s Budgetary General Fund for fiscal year 2005-2006 as enacted by the General Assembly was $5,965.9 million. On November 10, 2005, the Board of Economic Advisors revised its estimates of fiscal year 2005-2006 Budgetary General Fund revenue to $6,391.5 million, an increase of $149.9 million, and 7.1% over its original fiscal year 2005-2006 estimate. On May 17, 2006, the Board of Economic Advisors further revised its estimate of fiscal year 2005-2006 Budgetary General Fund revenue to $6,471.5 million, an increase of $80 million, and 8.5% over its original fiscal year 2005-2006 estimate. Through October 30, 2006, total General Fund revenue collections exceeded prior year collections for the same period by 8.2% and exceeded the fiscal year 2006-2007 revenue estimate for the period by 8.2%. The 2005-2006 Appropriation Act made provision for restoration of the General Reserve Fund and full funding of the Capital Reserve Fund to their constitutionally required amounts. At June 30, 2006, both the General Reserve and the Capital Reserve Funds were fully funded at $153.5 million and $102.3 million, respectively.
     On November 9, 2006, the Board of Economic Advisors increased the State’s fiscal year 2006-2007 gross revenue estimate to $6896.4 million, versus the May 17, 2006 estimate of $6,718.5 million. The working estimate for fiscal year 2007-2008 General Fund revenue was establised at $7,103.0 million, respresenting 3% growth over the revised fiscal year 2006-2007 estimate. Further information concerning the State’s preliminary and unaudited financial results for the fiscal year ended June 30, 2006 is available at http://www.cg.state.sc.us/press/20060815/PressPackage2006.pdf.
     The 2006-2007 Appropriation Act assumes Budgetary General Fund revenues of $6,213.9 million, excluding $504.6 million earmarked for tax relief trust funds. The 2006-2007 Appropriation Act provides for restoration of the General Reserve Fund to its full funding of the Capital Reserve Fund.
     During the 2005 legislative session, the General Assembly enacted Act No. 156 of the Acts and Joint Resolutions, Regular Session of 2005 (“Act No. 156”) to provide for a formal process of forecasting expenditures. Act No. 156 provides that each State agency, department, institution, or entity receiving in the aggregate one percent or more of the State’s General Fund appropriations for any fiscal year shall provide to the Office of the State Budget an estimate of its planned General Fund expenditures for the next three fiscal years. This data, in conjunction with the Board of Economic Advisors’ long-term revenue estimate, must be compiled by the Office of the State Budget into a three-year financial plan that will assist the State in determining and planning for its long-term financial commitments.
     In addition to forecasting expenditures described above, Act No. 156 also provides that any appropriation from the Capital Reserve Fund must be ranked in priority of expenditure and is effective on September 1 of the following fiscal year. If a year-end operating deficit occurs, any amounts appropriated from the Capital Reserve Fund must be reduced by the State Budget and Control Board based on the rank of priority, beginning with the lowest priority, to the extent necessary and applied by the State Budget and Control Board to the year-end operating deficit before withdrawing monies from the General Reserve Fund.
     Beginning July 1, 2006, Act No. 156 also provides for the suspension of any appropriation contained in a general or supplemental appropriation act which expends surplus General Fund revenues or in a Capital Reserve Fund appropriation act to be effective during the next fiscal year which must be used to the extent necessary to offset a negative Generally Accepted Accounting Principles Fund balance (a “GAAP Fund Deficit”) in the manner provided by the General Assembly. Act No. 156 further provides beginning July 1, 2005, surplus General Fund Revenues for any fiscal year not otherwise obligated and appropriations to the Capital Reserve Fund are deemed to have occurred and are available for expenditures after September 1 of the next fiscal year and after the State’s financial books for the previous fiscal year have been closed.
     Act No. 156 also contains a provision requiring the first ten percent of any surplus General Fund revenues must be applied to fully restore all funds previously transferred out of these trust accounts beginning in the fiscal year ended June 30, 2002 must be restored to each trust account on a pro rata basis.
     The State has not defaulted on its bonded debt since 1879 and has not incurred any debt to fund operating deficits since 1932. As noted above, however, the State did experience certain budgeting difficulties over several of the last ten fiscal years resulting in mid-year cutbacks in funding of state agencies in those years. Such difficulties have not to date impacted on the State’s ability to pay its indebtedness, but did result in Standard & Poor’s Rating Service lowering its rating on South Carolina general obligation bonds from AAA to AA+ in July 2005. South Carolina’s general obligation bonds are currently rated Aaa by Moody’s Investor Services, Inc., as they have been continuously for several decades and AAA by Fitch Ratings. Such ratings apply only to the general obligation bonded indebtedness of the State and do not apply to bonds issued by political subdivisions or to revenue bonds not backed by the full faith and credit of the State. There can be no assurance that the economic conditions on which the above ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. See the appendix to this SAI.
     Since 1950 the State’s economy has undergone a gradual transition to greater diversification in the manufacturing sector. In addition, the economic base of the State has diversified in other areas such as trade, health care services, and durable goods manufacturing. Prior to 2001, the leading contributors to South Carolina’s gross state product were the manufacturing (21%), trade, transportation and utilities (19%), government (16%), and financial services (15%) industries. Since that time, the State’s overall economic profile has gradually diversified. December 31, 2005 projections indicate that the trade, transportation and utilities (19%) component of gross state product will exceed manufacturing (18%), followed by financial activities (17%), government (15%) and professional and business services (9%). Despite a nationwide decline in manufacturing, South Carolina’s manufacturing industry is projected to have grown at 4% on the same basis. South Carolina’s gross state product is projected to have grown 24% from 2000-2005.
     In 2005, the State’s per capita income is estimated to have increased 4.21%, compared to an increase of 4.12% for the southeast and 4.53% for the nation. The State’s per capita income was 81.7% of the national per capita income (compared to 81.9% in 2004), and 91.0% of the southeast average per capita income (compared to 90.9% in 2004).
     The unemployment rate for South Carolina in 2005 was six and eight-tenths percent (6.8%) compared to five and one-tenth percent (5.1%) nationwide. At August, 2006, the State’s unemployment rate was 6.6%, while the national unemployment rate was 4.6%. Over the past four years, the State’s unemployment rates have trended higher than the unemployment rates of other southeastern states and the nation.

SPECIAL FACTORS AFFECTING THE SOUTH CAROLINA TAX-EXEMPT FUND
     The State of South Carolina has the power to issue general obligation bonds based on the full faith and credit of the State. Under Article X of the Constitution of the State of South Carolina, the State may issue general obligation debt without either a referendum or a supermajority of the General Assembly, within limits defined by reference to anticipated sources of revenue for bonds issued for particular purposes. A referendum or supermajority of the General Assembly may authorize additional general obligation debt. Article X further requires the levy and collection of an ad valorem tax if debt service payments on general obligation debt are not made.
     Political subdivisions are also empowered to issue general obligation bonds, which are backed only by the full faith and credit of that political subdivision, and not by the resources of the State or any other political subdivision. Political subdivisions are empowered to levy ad valorem property taxes on certain real property and personal property to raise funds for the payment of general obligation bonds. General obligation debt may be incurred only for a public purpose which is also a corporate purpose of the applicable political subdivision.
     Under Article X of the State Constitution, political subdivisions are empowered to issue aggregate general obligation indebtedness up to 8% of the assessed value of all taxable property within the political subdivision (exclusive of debt incurred before the effective date of Article X with respect to such subdivisions) without a referendum. A referendum may authorize additional general obligation debt. The ordinance or resolution authorizing bonded debt of a political subdivision also directs the levy and collection of ad valorem taxes to pay the debt. In addition, Article X of the State Constitution provides for withholding by the State Treasurer of any State appropriations to a political subdivision which has failed to make punctual payment of general obligation bonds. Such withheld appropriations, to the extent available, shall be applied to the bonded debt. Political subdivisions are not generally authorized to assess income taxes, or to pledge any form of tax other than ad valorem property taxes, for the payment of general obligation bonds. Political subdivisions may pledge certain additional revenues, however, to secure their general obligation bonds and, certain political subdivisions have been authorized to impose a limited-duration 1% sales tax to defray the debt service on bonds for certain capital projects.
     Industrial development bonds and other forms of revenue bonds issued by the State or a political subdivision are not secured by the full faith and credit of the State or the issuing entity. Such bonds are payable only from revenues derived from a specific facility or revenue source.
SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN VIRGINIA TAX-EXEMPT OBLIGATIONS
     The Virginia Intermediate Tax-Free Fund will invest primarily in Virginia Intermediate Tax-Free Fund Obligations. For this reason, the Fund is affected by political, economic, regulatory or other developments that constrain the taxing, revenue-collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, principal, or any premium. The following information constitutes only a brief summary of certain of these developments and does not purport to be a complete description of them. The information has been obtained from recent official statements prepared by the Commonwealth of Virginia relating to its securities, and no independent investigation has been undertaken to verify its accuracy. Moreover, the information relates only to the state itself and not to the numerous special purpose or local government units whose issues may also be held by the Fund. The credits represented by such issues may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made here relating to such matters.
     The rate of economic growth in the Commonwealth of Virginia has increased steadily over the past decade. Per capita income in Virginia has been consistently above national levels during that time. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, state and local government, and manufacturing.
     Because of Northern Virginia, with its proximity to Washington, D.C., and Hampton Roads, which has one of the nation’s largest concentration of military installations, the federal government has a greater economic impact on Virginia relative to its size than all states except Alaska and Hawaii.
     According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sectors represented in the economy. Virginia is one of twenty-one states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or other work stoppages. Virginia is also one of the least unionized among the industrialized states.
     Virginia’s state government operates on a two-year budget, The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process. Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. Virginia law provides that up to 15 percent of a general fund appropriation to an agency may be withheld, if required. An amendment to the Constitution, effective January 1, 1993, established a Revenue Stabilization Fund. This Fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. The Revenue Stabilization Fund consists of an amount not to exceed 10 percent of Virginia’s average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.
     General Fund revenues are principally composed of direct taxes. In recent fiscal years most of the total tax revenues have been derived from five major taxes imposed by Virginia on individual and fiduciary income, sales and use, corporate income, premiums of insurance companies and taxes on deeds, contracts, wills and suits. Historically, balances in the General Fund have decreased in some years, for example in fiscal years 1995, 2001, 2002 and 2003, and have increased at varying rates in other years, such as fiscal years 1996, 1997, 1998, 1999, 2000, 2004, 2005 and 2006. In fiscal year 2006, the General Fund revenues and other sources were more than expenditures and other uses by $1,024.7 million, resulting in a 54.9 percent increase in the General Fund balance over fiscal year 2005. Overall revenue increased by 8.7 percent and non-tax revenues decreased by 15.9 percent. Overall expenditures rose by 7.1 percent in fiscal year 2006, compared to a 14 percent increase in fiscal year 2005. The fiscal year 2006 amounts are unaudited.
     In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order. The Committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized, consistent with the financial goals, capital needs and policies of Virginia. The Committee annually reviews the outstanding debt of all agencies, institutions, boards and authorities of Virginia for which Virginia has either a direct or indirect pledge of tax revenues or moral obligation. The Committee provides its recommendations on the prudent use of such obligations to the Governor and the General Assembly.
     The Constitution of Virginia prohibits the creation of debt by or on behalf of Virginia that is backed by Virginia’s full faith and credit, except as provided in Section 9 of Article X. Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt, and Virginia is well within its limit for each:
     Section 9(a) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies; subject to limitations on amount and duration, to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to Section 9(a)(2) may not exceed 30 percent of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year.
     Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide referendum. The outstanding amount of such debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three immediately preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25 percent of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.
     Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue producing capital projects (so-called “double-barrel” debt) for executive branch agencies and institutions of higher learning. Such debt is required to be authorized by an affirmative vote of two- thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the avenge annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.
     Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project. The repayment of debt issued by the Virginia Public Building Authority, the Virginia College Building Authority 21st Century College and Equipment Program, The Innovative Technology Authority and the Virginia Biotechnology Research Park Authority is supported in large part by General Fund appropriations.
     The Commonwealth Transportation Board has issued various series of bonds authorized under the State Revenue Bond Act. These bonds are secured by and are payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds that are secured by a portion of the Transportation Trust Fund.
     Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.
     Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority bonds, Virginia Public School Authority bonds, and Virginia Resources Authority bonds are secured in part by a moral obligation pledge of Virginia. Should the need arise, Virginia may consider finding deficiencies in the respective debt service reserves for such moral obligation debt but the General Assembly is not legally required to make any appropriation for such purpose. To date, none of these authorities has advised Virginia that any such deficiencies exist.
     As of June 30, 2005, local government in Virginia was comprised of 95 counties, 39 incorporated cities, and 190 incorporated towns. Virginia is unique among the several states in that cities and counties are independent, and their land areas do not overlap. The largest expenditures by local governments in Virginia are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities. The Virginia Constitution imposes numerous restrictions on local indebtedness, affecting both its incurrence and amount.
     Most recently, Moody’s Investor’s Service has rated the long-term general obligation bonds of Virginia Aa1, and Standard & Poor’s has rated such bonds AA+, and Fitch Ratings has rated such bonds AA+. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. See the Appendix to this SAI.
     On January 24, 2006, newly inaugurated Governor Kaine presented executive amendments to the 2006 Budget Bill for the 2006-2008 biennium presented by his predecessor. The 2006 Budget Bill amendments included a number of actions resulting in an estimated General Fund savings of $7.6 million. The House and Senate were unable to reach agreement on the 2006-2008 biennial budget amendments. The Governor called a special session of the 2006 General Assembly and on June 20, 2006, the General Assembly passed a compromised amended budget for the 2006-2008 biennial.
SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN WEST VIRGINIA AND/OR SPECIAL FACTORS AFFECTING THE WEST VIRGINIA FUND
     Being invested primarily in West Virginia Municipal Securities, the West Virginia Municipal Bond Fund is subject to the risks of West Virginia’s economy and of the financial condition of its state and local governments and their agencies.
     West Virginia’s economy is relatively stable and has shown some improvement since late 2003, but growth of the State’s economy over the long term is forecast to be relatively slow and significant challenges lie ahead. It is rooted in old economy industries which are undergoing significant consolidation and change. Coal mining, chemicals and manufacturing make up an important part of the economy. While an increase in coal prices has caused an increase in coal mining activity and employment, the coal industry continues to be under increased scrutiny and the use of coal faces future regulatory requirements, which may affect the economic feasibility of conducting mining operations in the future. Although in 2005 West Virginia posted its fastest year-to-year job growth since 2000, the rate of growth was less than the national rate. The State in 2005 continued to lose jobs in manufacturing, although at a slower pace than in 2004, with the severest losses in chemicals and steel. For the first eleven months of 2006, the total number of manufacturing jobs has remained relatively stable. There has been significant job growth in the service industries, with the fastest growth being in leisure and hospitality and trade, transportation and utilities. State and local governments continue to make concentrated efforts to encourage diversification of the State’s economy with some success; and legislation adopted implementing some tort reform and the privatization of the workers’ compensation system appears to have engendered a more favorable view of the State in the business community. In November 2006, West Virginia’s seasonally adjusted unemployment rate was 5.1 percent compared to the national rate of 4.7 percent.
     In recent years, the State and most local governments have had adequate financial resources but not without struggling to keep expenses in line with revenues. While the State had a significant surplus at the end of its most recent fiscal year, which ended June 30, 2006, the State continues to face significant future financial challenges, including substantial unfunded pension liabilities. With minimal population growth, population shifting away from the State’s cities, the continuing decline in school enrollment, and an aging population, the state and local governments and school boards continue to struggle to fund operations, cover health care costs, make capital and infrastructure improvements and support public education.
SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN STATE SPECIFIC MUNICIPAL BOND FUNDS
     The U.S. Supreme Court may take action and hold, either directly or indirectly, as unconstitutional the preferential tax treatment by many states of their bonds and of the bonds of their political subdivisions as compared to the treatment by these states of the bonds of other states. As a result, states may be required to treat the interest on such bonds (and other obligations) held by a Fund as taxable income at the state and local level. Such treatment may subject shareholders to increased state and local taxes and cause the market value of such bonds (and other obligations) to decline.
DIVERSIFICATION AND CONCENTRATION
     The Tax-Free Bond Funds are non-diversified funds under the 1940 Act. This means they may concentrate their investments in the securities of a limited number of issuers. Under the Internal Revenue Code of 1986, as amended, at the end of each fiscal quarter each Tax-Free Bond Fund must nevertheless diversify its portfolio such that, with respect to 50% of its total assets, not more than 25% of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies), and with respect to the remainder of its total assets, no more than 5% of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies). Because of the relatively small number of issuers of Kentucky Tax-Exempt Obligations, Maryland Tax-Exempt Obligations, North Carolina Tax-Exempt Obligations, South Carolina Tax-Exempt Obligations, Virginia Tax-Exempt Obligations, and West Virginia Tax-Exempt Obligations, the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, and the West Virginia Fund are more likely to invest a higher percentage of their assets in the securities of a single issuer than is an investment company that invests in a broad range of tax-exempt securities. This concentration involves an increased risk of loss to a Tax-Free Bond Fund if the issuer is unable to make interest or principal payments or if the value of such securities declines, and consequently may cause greater fluctuation in the net asset value of the Tax-Free Bond Fund’s Shares.
ADDITIONAL INFORMATION
     The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of each Fund. This summary is based on tax laws and regulations which are in effect on the date of this SAI; such laws and regulations may be changed by legislative or administrative action, and such changes may be retroactive.
     No attempt is made to present a detailed explanation of the federal income tax treatment of each Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation, including the potential application of foreign, state and local taxes.
MANAGEMENT OF BB&T FUNDS
     The Funds are managed under the direction of the Board of Trustees. Subject to the provisions of the Declaration of Trust, By-laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of Trust officers.

     The Trustees and officers of the Funds, their ages, the position they hold with the BB&T Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street Mall, Raleigh, North Carolina 27601.
INDEPENDENT TRUSTEES

(1)	(2)	(3)	(4)	(5)	(6)
				NUMBER OF
				PORTFOLIOS
		TERM OF		IN FUND
	POSITION(S)	OFFICE AND		COMPLEX	OTHER
	HELD WITH	LENGTH OF	PRINCIPAL OCCUPATION	OVERSEEN	DIRECTORSHIPS
NAME, ADDRESS AND AGE	THE FUNDS	TIME SERVED	DURING THE LAST 5 YEARS	BY TRUSTEE	HELD BY TRUSTEE
Thomas W. Lambeth 700 Yorkshire Road Winston-Salem, NC 27106 Birthdate: 01/35	Trustee Chairman of the Board of Trustees	Indefinite, 8/92 — Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation; from 1978 to January 2001, Executive Director, Z. Smith Reynolds Foundation.	30	None

Drew T. Kagan Montecito Advisors, Inc. 810 N. Jefferson St., Ste 101. Lewisburg, WV 24901 Birthdate: 02/48	Trustee	Indefinite, 8/00 — Present	From December 2003 to present, President and Director, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.; March 1992 to March 1996, President, Provident Securities & Investment Co.	30	None

Laura C. Bingham Peace College Office of the President 15 East Peace Street Raleigh, NC 27604-1194 Birthdate: 11/56	Trustee	Indefinite, 2/01 — Present	From July 1998 to present, President of Peace College.	30	None

Douglas R. Van Scoy 841 Middle St Sullivans Island, SC 26481 Birthdate: 11/43	Trustee	Indefinite 5/04 — present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as the Director of Private Client Group and Senior Executive Vice President	30	None

James L. Roberts P.O. Box 4165 Breckenridge, CO 80424 Birthdate: 11/42	Trustee	Indefinite 11/04 — present	Retired; from November 2006 to present, Director, Grand Mountain Bancshares, Inc.; from January 1999 to December 2003, President, CEO and Director, Covest Bancshares, Inc.	30	None

INTERESTED TRUSTEES

*Keith F. Karlawish BB&T Asset Management, Inc. 434 Fayetteville Street Mall P.O. Box 29575 Raleigh, NC 27626-0575 Birthdate: 08/64	Trustee	Indefinite, 6/06 - Present	From May 2002 to present, President, BB&T Asset Management, Inc.; from 1996 to 2002, Senior Vice President and Director of Fixed Income, BB&T Asset Management	30	N/A

*	Mr. Karlawish is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Karlawish is an “interested person” because he owns shares of BB&T Corporation and is the President of BB&T Asset Management, Inc., the Adviser.
     The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of the Distributor, PFPC Inc., BB&T Asset Management or BB&T, receives any compensation from BB&T Funds for acting as a Trustee.
     Mr. Ward serves as Chief Compliance Officer. Mr. Ward’s compensation is reviewed and approved by the Board and paid by BB&T Asset Management, subject to an Administration Agreement between BB&T Asset Management and the Trust. The fee paid pursuant to the Administration Agreement by the Funds is not indicative of the total compensation received by Mr. Ward.
OFFICERS

(1)	(2)	(3)	(4)	(5)	(6)
NUMBER OF
PORTFOLIOS
		TERM OF		IN FUND	OTHER
	POSITION(S)	OFFICE AND		COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	PRINCIPAL OCCUPATION	OVERSEEN	HELD BY
NAME, ADDRESS AND AGE	THE FUNDS	TIME SERVED	DURING THE LAST 5 YEARS	BY TRUSTEE	TRUSTEE
Keith F. Karlawish Birthdate: 08/64	President	Indefinite, 2/05-Present	From May 2002 to present, President, BB&T Asset Management, Inc.; from 1996 to 2002, Senior Vice President and Director of Fixed Income, BB&T Asset Management, Inc.	N/A	N/A

James T. Gillespie Birthdate: 11/66	Vice President, Secretary	Indefinite, 5/02-Present, 8/06-Present	From February 2005 to present, Vice President and Manager of Mutual Fund Administration, BB&T Asset Management, Inc.; from February 1992 to 2005, employee of BISYS Fund Services	N/A	N/A

E.G. Purcell, III Birthdate: 01/55	Vice President	Indefinite, 11/00-Present	From 1995 to present, Senior Vice President, BB&T Asset Management, Inc. and its predecessors	N/A	N/A

Todd M. Miller Birthdate: 9/71	Vice President	Indefinite, 8/05-Present	From June 2005 to present, Mutual Fund Administrator, BB&T Asset Management, Inc.; from May 2001 to May 2005, Manager, BISYS Fund Services	N/A	N/A

Diana Hanlin Birthdate: 5/67	Vice President	Indefinite, 8/07 -Present	From April 2007 to present, Compliance Officer, BB&T Asset Management, Inc.; from May 2004 to March 2007, Director of Compliance, BISYS Fund Services; from October 2000 to May 2004, Senior Compliance Analyst, BISYS Fund Services	N/A	N/A

Andrew J. McNally Birthdate: 12/70	Treasurer	Indefinite, 4/07-Present	From December 2000 to present, Vice President and Senior Director, Fund Accounting and Administration Department, PFPC Inc.	N/A	N/A

(1)	(2)	(3)	(4)	(5)	(6)
NUMBER OF
PORTFOLIOS
		TERM OF		IN FUND	OTHER
	POSITION(S)	OFFICE AND		COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	PRINCIPAL OCCUPATION	OVERSEEN	HELD BY
NAME, ADDRESS AND AGE	THE FUNDS	TIME SERVED	DURING THE LAST 5 YEARS	BY TRUSTEE	TRUSTEE
Clinton L. Ward Birthdate: 11/69	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 4/07-Present	From July 2004 to present, Chief Compliance Officer and Secretary, BB&T Asset Management, Inc.; from January 2002 to July 2004, Compliance Analyst, Wachovia Bank, N.A.; from November 1999 to January 2002, Compliance Manager – Mutual Fund Compliance, Banc of America Capital Management, LLC	N/A	N/A

Avery Maher Birthdate: 02/45	Assistant Secretary	Indefinite 4/07-Present	From March 2006 to present, Vice President and Counsel, Regulatory Administration Department, PFPC Inc.; from October 2004 to August 2005, Vice President and Assistant General Counsel, JPMorgan Asset Management; from 1992 to 2004, Second Vice President and Assistant Secretary, John Hancock Advisers, LLC	N/A	N/A
     For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Trust are listed in the following table:

POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL
NAME	UNDERWRITERS OF THE FUNDS
Keith F. Karlawish	BB&T Asset Management, Inc., President
James T. Gillespie	BB&T Asset Management, Inc., Vice President
Andrew J. McNally	PFPC Inc., Vice President and Senior Director, Fund Accounting and Administration Department
E.G. Purcell, III	BB&T Asset Management, Inc., Senior Vice President
Todd Miller	BB&T Asset Management, Inc., Mutual Funds Administrator
Diana Hanlin	BB&T Asset Management, Inc., Compliance Officer
Clinton L. Ward	BB&T Asset Management, Inc., Chief Compliance Officer and Secretary
Avery Maher	PFPC Inc., Vice President and Counsel, Regulatory Administration Department
     The officers of BB&T Funds receive no compensation directly from BB&T Funds for performing the duties of their offices. BB&T Asset Management, Inc. receives fees from BB&T Funds for acting as Administrator and PFPC Inc. receives fees from BB&T Funds for acting as Transfer Agent and for providing fund accounting services to BB&T Funds. In addition, PFPC Inc. receives fees from the Administrator for acting as Sub-Administrator.
COMMITTEES OF THE BOARD OF TRUSTEES
AUDIT COMMITTEE
     The purposes of the Audit Committee are to oversee the Trust’s accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; to consider the selection of independent registered public accounting firm for the Trust and the scope of the audit; and to act as a liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees. Messrs. Kagan, Lambeth, Roberts, and Van Scoy, and Ms. Bingham serve on this Committee; Mr. Kagan serves as chair of the Audit Committee. For the fiscal year ended September 30, 2006, there were four meetings of the Audit Committee.
NOMINATIONS COMMITTEE
     The purpose of the Nominations Committee is to recommend qualified candidates to the Board in the event that a position is vacated or created. Messrs. Kagan, Lambeth, Roberts, and Van Scoy and Ms. Bingham serve on this committee; Mr. Lambeth serves as chair of the Nominations Committee. The Nominations Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominations Committee in care of BB&T Funds. For the fiscal year ended September 30, 2006, there were two meetings of the Nominations Committee.

SECURITIES OWNERSHIP
For each Trustee, the following tables discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund’s family of investment companies as of December 31, 2006.
The following table shows information for Trustees who are not “interested persons” of BB&T Funds as defined in the 1940 Act:

AGGREGATE DOLLAR RANGE OF EQUITY
SECURITIES IN ALL REGISTERED
INVESTMENT COMPANIES OVERSEEN BY
		DOLLAR RANGE OF EQUITY	TRUSTEE IN THE FAMILY OF INVESTMENT
NAME OF TRUSTEE	FUND NAME	SECURITIES IN THE FUND	COMPANIES
Thomas W. Lambeth	Mid Cap Growth Fund	$1-$10,000	$1-$10,000

Drew T. Kagan	Large Cap Fund	$10,001-$50,000	>$100,000
	West Virginia Fund	>$100,000

Laura C. Bingham	North Carolina Tax-Free Fund	$10,001-$50,000	$10,001-$50,000
	Special Opportunities Fund	$10,001-$50,000

James L. Roberts	Small Cap Fund	$10,001-$50,000	>$100,000
	Total Return Bond Fund	$10,001-$50,000
	Intermediate U.S. Government	$50,001-$100,000

Douglas Van Scoy	Large Cap Fund	$50,001-$100,000	>$100,000
	Large Cap Growth Fund	$50,001-$100,000
The following table shows information for Trustees who are “interested persons” of BB&T Funds as defined in the 1940 Act:

Kenneth L. Miller*	Large Cap Fund	>$100,000	>$100,000
	Mid Cap Growth Fund	>$100,000
	International Equity Fund	$50,001-$100,000
	Growth Fund	$50,001-$100,000

Keith F. Karlawish	Large Cap Fund	$50,001-$100,000	>$100,000
	Large Cap Growth Fund	$10,001-$50,000
	Mid Cap Value Fund	$10,001-$50,000
	Mid Cap Growth Fund	$10,001-$50,000
	International Equity Fund	$10,001-$50,000
	Special Opportunities Fund	$10,001-$50,000
	Equity Income Fund	$10,001-$50,000
	Prime Money Market Fund	$10,000-$50,000
	U.S. Treasury Fund	$1-$10,000
	Capital Manager Equity Fund	$10,001-$50,000

*	Figures are for the calendar year ended December 31, 2005. Mr. Miller retired as a trustee of the BB&T Funds on June 4, 2006.

As of January 2, 2007, the Officers and Trustees owned less than 1% of any class of any Fund.
TRUSTEE COMPENSATION

	AGGREGATE			TOTAL COMPENSATION
	COMPENSATION FROM			FROM FUNDS AND FUND
	THE			COMPLEX PAID TO
	FUNDS FOR THE FISCAL	PENSION OR RETIREMENT	ESTIMATED ANNUAL	TRUSTEES FOR THE
NAME OF PERSON,	YEAR ENDING	BENEFITS ACCRUED AS PART	BENEFITS UPON	FISCAL YEAR ENDING
POSITION	SEPTEMBER 30, 2006	OF FUND EXPENSES	RETIREMENT	SEPTEMBER 30, 2006
Thomas W. Lambeth	$34,936.00	None	None	$34,936.00
Drew T. Kagan	$42,934.50	None	None	$42,934.50
Laura C. Bingham	$32,156.00	None	None	$32,156.00
Douglas R. Van Scoy	$32,156.00	None	None	$32,156.00
James L. Roberts	$32,156.00	None	None	$32,156.00
Kenneth L. Miller*	None	None	None	None
Keith F. Karlawish	None	None	None	None

*	Mr. Miller retired as a trustee of the BB&T Funds on June 4, 2006.
CODE OF ETHICS
     BB&T Funds, BB&T Asset Management, Julius Baer Investment Management LLC, Federated Investment Management Company, Scott & Stringfellow, Inc., Sterling Capital Management LLC., and BB&T AM Distributors, Inc. have each adopted a code of ethics (“Codes”) pursuant to Rule 17j-1 of the 1940 Act, and these Codes permit personnel covered by the Codes to invest in securities, including securities that may be purchased or held by each Fund, subject to certain restrictions.
INVESTMENT ADVISER
     Investment advisory and management services are provided to each Fund of BB&T Funds by BB&T Asset Management pursuant to an Investment Advisory Agreement (“Advisory Agreement”) dated as of February 1, 2001.
     Under the Advisory Agreement between BB&T Funds and BB&T Asset Management, the fee payable to BB&T Asset Management by each Fund, for investment advisory services is the lesser of: (a) a fee computed daily and paid monthly at the annual rate of twenty-five one hundredths of one percent (0.25%) of the National Tax-Free Money Market Fund’s average daily net assets; forty one hundredths of one percent (0.40%) of the Prime Money Market Fund’s and the U.S. Treasury Fund’s average daily net assets; sixty one-hundredths of one percent (0.60%) of each of the Bond Funds’ (except the West Virginia Fund) average daily net assets; forty-five one-hundredths of one percent (0.45%) of the West Virginia Fund’s average daily net assets; and seventy-four one-hundredths of one percent (0.74%) of the Large Cap Fund’s average daily net assets; one percent (1.00%) of the Small Cap Fund’s and International Equity Funds’ average daily net assets; seventy-four one-hundredths of one percent (0.74%) of the Mid Cap Growth Fund’s average daily net assets; seventy-four one-hundredths of one percent (0.74%) of the Mid Cap Value Fund’s average daily net assets; seventy one-hundredths of one percent (0.70%) of the Equity Income Fund’s average daily net assets; eighty one-hundredths of one percent (0.80%) of the Special Opportunities Fund; and twenty-five one-hundredths of one percent (0.25%) of each Funds of Funds’ average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by BB&T Funds and BB&T Asset Management. A fee agreed to in writing from time to time by BB&T Funds and BB&T Asset Management may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund’s expenses and increase the net income of the fund during the period when such lower fee is in effect.
     The Advisory Agreement provides that BB&T Asset Management shall not be liable for any error of judgment or mistake of law or for any loss suffered by BB&T Funds in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of BB&T Asset Management in the performance of its duties, or from reckless disregard by BB&T Asset Management of its duties and obligations thereunder.
     Unless sooner terminated, the Advisory Agreement will continue in effect as to each of the Funds from year to year if such continuance is approved at least annually by BB&T Funds’ Board of Trustees or by vote of the holders of a majority of the outstanding Shares of that Fund (as defined under “GENERAL INFORMATION — Miscellaneous”). The Advisory Agreement is terminable as to a particular Fund at any time upon 60 days written notice without penalty by the Trustees, by vote of the holders of a majority of the outstanding Shares of that Fund, or by BB&T Asset Management. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.
     For the fiscal years ended September 30, 2006, September 30, 2005, and September 30, 2004, the Adviser received the following investment advisory fees:

	SEPTEMBER 30, 2006			SEPTEMBER 30, 2005		SEPTEMBER 30, 2004
	PAID	WAIVED		PAID	WAIVED	PAID	WAIVED
Large Cap Fund	4,734,731	340,766		4,611,048	481,749	4,083,335	576,267
Large Cap Growth Fund	2,488,951	180,419		2,521,240	263,412	2,272,575	320,811
Mid Cap Value Fund	1,443,919	102,798		1,413,636	147,693	1,184,356	167,725
Mid Cap Growth Fund	1,029,434	73,899		879,120	91,848	806,147	115,682
Small Cap Fund	707,337	237,497	*	522,953	130,739	491,835	80,664
International Equity Fund	2,222,493	246,941		2,160,364	240,039	2,096,626	175,993
Special Opportunities Equity Fund	1,539,712	—		1,218,109	—	430,781	93,561
Equity Income Fund**	710,045	—		286,376	112,886	27,002	20,252
Short Fund	610,666	203,556		855,305	285,102	972,217	277,956
Intermediate U.S. Government Fund	2,260,771	519,609		2,995,689	599,132	2,594,343	518,815
Total Return Bond Fund	2,498,506	584,078		1,743,096	348,616	1,294,243	258,823
Kentucky Intermediate Tax-Free Fund	62,913	34,028		59,486	45,268	34,914	65,908
Maryland Intermediate Tax-Free Fund***	31,455	31,993		19,983	45,972	—	45,175
North Carolina Intermediate Tax-Free Fund	501,110	167,037		513,242	171,078	570,463	162,887
South Carolina Intermediate Tax-Free Fund	85,470	34,377		90,995	32,482	101,991	33,997
Virginia Intermediate Tax-Free Fund	353,740	117,913		362,051	120,684	384,493	109,661
West Virginia Intermediate Tax-Free Fund	303,144	—		323,029	—	358,251	—
Prime Money Market Fund	3,390,385	1,286,009		2,917,382	1,060,743	3,121,650	1,040,444
U.S. Treasury Money Market Fund	1,795,774	893,817		2,546,773	1,091,482	3,321,997	1,307,050
National Tax-Free Money Market Fund****	(23,176)	65,002	*****	N/A	N/A	N/A	N/A
Prime Money Market Fund	1,795,774	893,817		2,917,382	1,060,743	3,121,650	1,040,444
Capital Manager Conservative Growth Fund	—	209,164		40,627	164,632	111,112	74,068
Capital Manager Moderate Growth Fund	—	246,015		39,496	173,119	94,430	62,949
Capital Manager Growth Fund	—	193,672		21,618	138,327	56,469	59,675
Capital Manager Equity Fund	—	105,179		3,302	85,363	16,839	47,688

*	$48,529 of this amount relates to amounts waived by the Investment Adviser related to the Small Company Value Fund and the Small Company Growth Fund merger.

**	Fund commenced operations June 30, 2004.

***	Investment Adviser reimbursed the Fund $3,476 in 2004.

****	Fund commenced operations August 1, 2006.

*****	$56,637 of this amount relates to fees waived by the Investment Adviser related to organizational fees.

     BB&T reorganized its investment advisory division as BB&T Asset Management, a separate, wholly owned subsidiary of BB&T Corporation, a financial holding company and parent of BB&T. BB&T Asset Management has replaced BB&T as the investment adviser to BB&T Funds. Management and investment advisory personnel of BB&T that provided investment management services to BB&T Funds now do so as the personnel of BB&T Asset Management.
     The Funds bear all costs of their organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Funds’ plans of distribution; fees and expenses of custodian including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Funds (including and allocable portion of the cost of the Adviser’s employees rendering such services to the Funds); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees’ and shareholders’ meeting; trade association memberships; insurance premiums; and any extraordinary expenses.
     Pursuant to the American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 98-5, any Fund organizational or start-up costs incurred on or after January 1, 1999 will be expensed as they are incurred.
SUB-ADVISERS
     Special Opportunities Fund and Equity Income Fund. Investment sub-advisory and management services are provided to the Special Opportunities Fund and the Equity Income Fund by Scott & Stringfellow, Inc. (“Scott & Stringfellow”), a wholly owned subsidiary of BB&T Corporation, pursuant to a Sub-Advisory Agreement (“Sub-Advisory Agreement”) dated as of May 16, 2003 (Schedule A dated May 21, 2004) between BB&T Asset Management and Scott & Stringfellow.
     For its services and expenses incurred under the Sub-Advisory Agreement, Scott & Stringfellow is entitled to a fee, payable by BB&T Asset Management. The fee is computed daily and paid monthly at the annual rates of 0.48% and 0.42% of the average daily net assets of the Special Opportunities Fund and the Equity Income Fund, respectively. For the fiscal years ended September 30, 2006, 2005 and 2004, BB&T paid Scott & Stringfellow $836,873, $613,857 and $264,243, respectively, for sub-advisory services to the Special Opportunities Equity Fund. For the fiscal years ended September 30, 2006, 2005 and 2004, BB&T paid Scott & Stringfellow $375,076, $199,875 and $23,766, respectively, for sub-advisory services to the Equity Income Fund.
     Unless sooner terminated, the Sub-Advisory Agreement will continue in effect from year to year if such continuance is approved at least annually by BB&T Funds’ Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under “GENERAL INFORMATION — Miscellaneous”). The Sub-Advisory Agreement is terminable at any time without penalty, on 60 days’ written notice by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, by Scott & Stringfellow, or by BB&T Asset Management. The Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. Sub-advisory fees payable to Scott & Stringfellow are borne exclusively by BB&T Asset Management as Adviser to the Special Opportunities Fund and the Equity Income Fund.
     International Equity Fund. Investment sub-advisory and management services are provided to the International Equity Fund by Julius Baer Investment Management LLC (“JBIM”) pursuant to a sub-advisory agreement between JBIM and BB&T Asset Management (the “Sub-Advisory Agreement”) approved by shareholders of the International Equity Fund at a special meeting of shareholders held on July 25, 2007. In consideration for the services provided and expenses assumed under the proposed Sub-Advisory Agreement, BB&TAM pays JBIM a fee, computed daily and paid monthly in arrears, equal to the lesser of (i) 0.80% per annum of the first $20 million of the Fund’s average daily net assets, 0.60% per annum of the next $20 million of the Fund’s average daily net assets, 0.50% per annum of the next $60 million of the Fund’s average daily net assets, and 0.40% per annum thereafter, or (ii) such fee as may from time to time be agreed upon in writing by the Adviser and JBIM.
     JBIM, located at 330 Madison Avenue, New York, New York 10017, is a majority-owned subsidiary of Julius Baer Americas, Inc., which is a wholly-owned subsidiary of Julius Baer Holding Ltd. JBIM, a registered investment adviser, has provided investment advisory services to institutional clients and registered investment companies since 1983. As of December 31, 2006, JBIM had approximately $53 billion in assets under management.
     Between July 2, 2007 and July 31, 2007, investment sub-advisory and management services were provided to the International Equity Fund by JBIM pursuant to an interim sub-advisory agreement between JBIM and BB&T Asset Management (the “Interim Sub-Advisory Agreement”). Under the Interim Sub-Advisory Agreement, JBIM was entitled to a fee, computed daily and paid monthly in arrears, equal to the lesser of (i) 0.45% per annum of the first $50 million of the Fund’s average daily net assets, 0.43% per annum of the next $50 million of the Fund’s average daily net assets, and 0.38% per annum over $100 million of the Fund’s average daily net assets.
     Because JBIM began providing sub-advisory services to the Fund in July 2007, no fees were paid to JBIM for investment advisory services during the last three fiscal years.
     Prior to July 2, 2007, investment sub-advisory and management services were provided to the International Equity Fund by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) pursuant to an investment sub-advisory agreement with BB&T Asset Management (the “UBS Sub-Advisory Agreement”) between BB&T Asset Management and UBS Global AM.
     For its services and expenses incurred under the UBS Sub-Advisory Agreement, UBS Global AM was entitled to a fee payable by BB&T Asset Management. The fee was computed daily and paid monthly at the following annual rates (as a percentage of the International Equity Fund’s average daily net assets):

On the first $50 million	0.45%
On the next $50 million	0.43%
Over $100 million	0.38%
     For the fiscal years ended September 30, 2006, 2005 and 2004, BB&T paid UBS Global AM $903,982, $968,540 and $770,647, respectively, for sub-advisory services to the International Equity Fund.
     Prime Money Market Fund and National Tax-Free Money Market Fund. Investment sub-advisory and management services are provided to the Prime Money Market Fund and the National Tax-Free Money Market Fund by Federated Investment Management Company (“FIMC”), a wholly-owned subsidiary of FII Holdings, Inc., pursuant to a Sub-Advisory Agreement (“Sub-Advisory Agreement”) dated as of February 1, 2001, between BB&T Asset Management and FIMC.
     For its services and expenses incurred under the Sub-Advisory Agreement, FIMC is entitled to a fee, payable by BB&T Asset Management. For the Prime Money Market Fund, the fee is computed and paid monthly at the annual rate of seven one-hundredths of one percent (0.07%) of the Prime Money Market Fund’s average daily net assets, subject to a minimum of $250,000 per year (such minimum to be applied on an aggregate basis for the Prime Money Market Fund and the National Tax-Free Money Market Fund), or such lower fee as may be agreed upon in writing by BB&T Asset Management and FIMC. For the National Tax-Free Money Market Fund, the fee is computed and paid monthly at the annual rate of ten one-hundredths of one percent (0.10%) of the National Tax-Free Money Market Fund’s average daily net assets up to $500 million, and at an annual rate of eight one-hundredths of one percent (0.08%) for amounts in excess of $500 million, subject to a minimum of $250,000 per year (such minimum to be applied on an aggregate basis for the Prime Money Market Fund and the National Tax-Free Money Market Fund), or such lower fee as may be agreed upon in writing by BB&T Asset Management and FIMC.
     The Sub-Advisory Agreement will continue from year to year if such continuance is approved at least annually by BB&T Funds’ Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under “GENERAL INFORMATION — Miscellaneous”). The Sub-Advisory Agreement is terminable at any time without penalty, by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, or on 60 days’ written notice by FIMC or by BB&T Asset Management. The Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. For the fiscal years ended September 30, 2006, 2005, and 2004, BB&T Asset Management paid FIMC $799,310, $828,966 and $781,878, respectively, for sub-advisory services to the Prime Money Market Fund. For the fiscal year ended September 30, 2006, BB&T Asset Management paid FIMC $8,499 for sub-advisory services to the National Tax-Free Money Market Fund.
     BB&T Mid Cap Value Fund and Total Return Bond Fund. Investment sub-advisory and management services are provided to the BB&T Mid Cap Value Fund and the Total Return Bond Fund by Sterling Capital Management LLC (“Sterling Capital”), an affiliate of BB&T Asset Management, pursuant to a Sub-Advisory Agreement (“Sub-Advisory Agreement”) dated as of July 18, 2005, between BB&T Asset Management and Sterling Capital.

     In consideration for the services provided and expenses assumed under the Sterling Capital Investment Sub-Advisory Agreement, BB&T Asset Management has agreed to pay Sterling Capital a fee, computed daily and paid monthly, at an annual rate of 0.42% of the average daily net assets of the Mid Cap Value Fund, and at an annual rate of 0.25% of the average daily net assets of the Total Return Bond Fund. For the fiscal years ended September 30, 2006 and 2005 BB&T Asset Management paid Sterling Capital $851,475 and $98,615, respectively, for sub-advisory services to the Mid Cap Value Fund. For the fiscal years ended September 30, 2006 and 2005, BB&T Asset Management paid Sterling Capital $1,267,061 and $122,700, respectively, for sub-advisory services to the Total Return Bond Fund. For the fiscal year ended September 30, 2004, BB&T Asset Management made no payments to Sterling Capital.
     The Sub-Advisory Agreement will continue in effect from year to year if such continuance is approved at least annually by BB&T Funds’ Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under “GENERAL INFORMATION — Miscellaneous”). The Sub-Advisory Agreement is terminable at any time without penalty, by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, or on 60 days’ written notice by Sterling Capital or by BB&T Asset Management. The Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. BB&T Asset Management will bear the sole responsibility for the payment of the sub-advisory fee to Sterling Capital.
     From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of BB&T Funds may include descriptions of each Sub-Adviser including, but not limited to, (i) descriptions of the Sub-Adviser’s operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the Sub-Adviser’s operations.
PORTFOLIO MANAGERS
The portfolio managers identified under “Investment Management” in each Prospectus are responsible for the day-to-day management of the Funds. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund(s) for which he or she serves as portfolio manager. Information regarding these accounts is set forth below.
NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
AS OF SEPTEMBER 30, 2006*

	OTHER REGISTERED INVESTMENT	OTHER POOLED
PORTFOLIO MANAGER	COMPANIES	INVESTMENT VEHICLES	OTHER ACCOUNTS
Timothy P. Beyer	Number: 1	Number: 0	Number: 15
	Assets: $25.4 million	Assets: N/A	Assets: $353.2 million

Brad D. Eppard	Number: 0	Number: 0	Number: 7
	Assets: N/A	Assets: N/A	Assets: $192 million

Will Gholston	Number: 1	Number: 3	Number: 0
	Assets: $17 million	Assets: $1,454 million	Assets: N/A

John Kvantas	Number: 0	Number: 0	Number: 3
	Assets: N/A	Assets: N/A	Assets: $69.8 million

Kevin McNair	Number: 0	Number: 0	Number: 20
	Assets: N/A	Assets: N/A	Assets: $440 million

Robert Millikan	Number: 1	Number: 0	Number: 10
	Assets: $17 million	Assets: N/A	Assets: $150 million

David Nolan	Number: 2	Number: 0	Number: 1
	Assets: $53 million	Assets: N/A	Assets: $4 million

	OTHER REGISTERED INVESTMENT	OTHER POOLED
PORTFOLIO MANAGER	COMPANIES	INVESTMENT VEHICLES	OTHER ACCOUNTS
Richard Pell**	Number: 10	Number: 10	Number: 67
	Assets: $27,593.84 million	Assets: $5,474.74 million	Assets: $12,998.37

David M. Ralston	Number: 1	Number: 0	Number: 21
	Assets: $21.6 million	Assets: N/A	Assets: $1,002 million

Ronald T. Rimkus	Number: 1	Number: 2	Number: 2
	Assets: $110 million	Assets: $287 million	Assets: $9.9 million

Jeffrey J. Schappe	Number: 1	Number: 1	Number: 0
	Assets: $17 million	Assets: $1,454 million	Assets: N/A

George F. Shipp	Number: 1	Number: 0	Number: 2,480
	Assets: $20 million	Assets: N/A	Assets: $980 million

Rudolph-Riad Younes**	Number: 10	Number: 8	Number: 72
	Assets: $27,153.02 million	Assets: $5,426.78 million	Assets: $13,425.93 million

*	If an account has a co-manager, the total number of accounts and assets has been allocated to each respective manager. Therefore, some accounts and assets have been counted more than once.

**	Information is provided as of October 31, 2006.

As of September 30, 2006, the following portfolio managers managed the following numbers of accounts in each of the indicated categories, having the indicated total assets, with respect to which the advisory fee is based on the performance of the account.
NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
AS OF SEPTEMBER 30, 2006

	OTHER REGISTERED INVESTMENT	OTHER POOLED
PORTFOLIO MANAGER	COMPANIES	INVESTMENT VEHICLES	OTHER ACCOUNTS
Timothy P. Beyer	Number: None	Number: None	Number: None
	Assets: N/A	Assets: N/A	Assets: N/A

Brad D. Eppard	Number: None	Number: None	Number: None
	Assets: N/A	Assets: N/A	Assets: N/A

Will Gholston	Number: None	Number: None	Number: None
	Assets: N/A	Assets: N/A	Assets: N/A

John Kvantas	Number: None	Number: None	Number: None
	Assets: N/A	Assets: N/A	Assets: N/A

Kevin McNair	Number: None	Number: None	Number: None
	Assets: N/A	Assets: N/A	Assets: N/A

Robert Millikan	Number: None	Number: None	Number: None
	Assets: N/A	Assets: N/A	Assets: N/A

David Nolan	Number: None	Number: None	Number: None
	Assets: N/A	Assets: N/A	Assets: N/A

Richard Pell*	Number: None	Number: None	Number: 3
	Assets: N/A	Assets: N/A	Assets: $998.46 million

David M. Ralston	Number: None	Number: None	Number: 1
	Assets: N/A	Assets: N/A	Assets: $1.8 million

	OTHER REGISTERED INVESTMENT	OTHER POOLED
PORTFOLIO MANAGER	COMPANIES	INVESTMENT VEHICLES	OTHER ACCOUNTS
Ronald T. Rimkus	Number: None	Number: None	Number: None
	Assets: N/A	Assets: N/A	Assets: N/A

Jeffrey J. Schappe	Number: None	Number: None	Number: None
	Assets: N/A	Assets: N/A	Assets: N/A

George F. Shipp	Number: None	Number: None	Number: None
	Assets: N/A	Assets: N/A	Assets: N/A

Rudolph-Riad Younes*	Number: None	Number: None	Number: 3
	Assets: N/A	Assets: N/A	Assets: $998.46 million

*	Information is provided as of October 31, 2006.

CONFLICTS OF INTEREST
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, the “Managed Accounts”). The Managed Accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The Managed Accounts might also have different investment objectives or strategies than the Fund. Consequently, portfolio managers may purchase or sell securities for one Fund and not for a Managed Account.
BB&T ASSET MANAGEMENT
A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and the Managed Accounts, but may not be available in sufficient quantities for both the Fund and the Managed Accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Managed Account. BB&T Asset Management has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. BB&T Asset Management has also adopted a Code of Ethics that governs personal trading and which is reasonably designed to address potential conflicts of interest that may arise in connection with a portfolio manager’s management of personal accounts.
STERLING CAPITAL
Sterling Capital manages portfolios for multiple institutional and individual clients. All portfolios are managed as separate accounts, including mutual fund portfolios. Each portfolio has its own set of investment objectives and investment policies that may differ from those of the Fund. The portfolio managers make investment decisions for each portfolio based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Accordingly, an individual portfolio may contain different securities than other portfolios, and investment decisions may be made in other accounts that are different than the decisions made for the BB&T Mid Cap Value Fund or the BB&T Total Return Bond Fund. As an example, the portfolio manager may decide to buy a security in one or more portfolios, while selling the same security in other portfolios based on the different objectives, restrictions, and cash flows in the portfolios. In addition, some of these portfolios have fee structures, including performance fees, which are or have the potential to be higher than the fees paid by the Fund to Sterling Capital. Because performance fees are tied to performance, the incentives associated with any given portfolio may be higher or lower than those associated with other accounts managed by the firm.
Sterling Capital’s objective is to meet its fiduciary obligation to treat all clients fairly. To help accomplish this objective and to address the potential conflicts discussed above, Sterling Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures. Sterling Capital’s compliance procedures include actively monitoring compliance with investment policies, trade allocation, and Code of Ethics requirements. In addition, Sterling Capital’s senior management team reviews the performance of portfolio managers and analysts.
SCOTT & STRINGFELLOW

Scott & Stringfellow also manages portfolios for multiple institutional and individual clients. All portfolios are managed as separate accounts, including mutual fund portfolios. Each portfolio has its own set of investment objectives and investment policies that may differ from those of the Fund. The portfolio managers make investment decisions for each portfolio based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Accordingly, an individual portfolio may contain different securities than other portfolios, and investment decisions may be made in other accounts that are different than the decisions made for the BB&T Special Opportunities Equity Fund or the BB&T Equity Income Fund. As an example, the portfolio manager may decide to buy a security in one or more portfolios, while selling the same security in other portfolios based on the different objectives, restrictions, and cash flows in the portfolios.
JBIM
As Messrs. Younes and Pell share in the profits of JBIM, the potential conflict is that these portfolio managers may have an incentive to allocate securities preferentially to the accounts where JBIM might share in investment gains. In addition, they may have an incentive to allocate securities preferentially to the accounts for which JBIM receives higher investment advisory fees based on the assets under management.
In order to address these potential conflicts, JBIM’s investment decision-making and trade allocation policies and procedures are designed to ensure that none of JBIM’s clients are disadvantaged in JBIM’s management of accounts. Additionally, JBIM’s internal controls are tested as part of the firm’s Compliance Monitoring Program.
PORTFOLIO MANAGER COMPENSATION
BB&T Asset Management offers investment professionals a compensation plan which has two components: (i) base compensation, which is linked to job function, responsibilities and experience, and (ii) incentive compensation, which varies based on investment performance. The majority of the total cash compensation is derived by the incentive compensation, which could ultimately make up more than half of the investment professional’s compensation. The incentive compensation is based on two components: (1) the pre-tax investment performance of the Funds on a one- and three-fiscal year basis in comparison to their respective Lipper peer group, and (2) active support and promotion of the funds through various channels, management of personnel, and other subjective criteria as determined by executive management. The incentive compensation is used as a retention tool, in order to facilitate long-term commitments from key investment professionals.
BB&T ASSET MANAGEMENT
The investment analysts who assist the portfolio managers also receive a base compensation and incentive compensation. The incentive compensation is calculated based on outstanding performance categories, designed to recognize meaningful performance to the team. As with the portfolio managers, BB&T Asset Management seeks to utilize the incentive compensation to investment analysts as a retention tool.
STERLING CAPITAL
Sterling Capital has an incentive compensation plan linking all employees to performance standards for portfolio management, marketing, and client service. The plan is based on the individual meeting or exceeding their individual performance goals. Performance goals for investment professionals are based on market indices and manager universes. Each member of the investment team receives a fixed base salary plus variable bonus compensation. The bonus is based primarily on the individual’s performance contribution to the portfolio and on the group’s overall pre-tax performance versus a universe of managers.
The benchmarks by which the performance of the BB&T Total Return Bond Fund and the BB&T Mid Cap Value Fund is measured for the purposes of compensation are the Lehman Aggregate Bond Index and the Russell Midcap Value Index, respectively.
SCOTT & STRINGFELLOW
Each portfolio manager is compensated using a salary plus bonus structure. The salary is fixed and subject to annual review for increase or decrease. Bonuses are computed based on assets under management, which is believed to create an indirect tie to performance, as poor portfolio management performance could result in an outflow of assets, and consistent positive portfolio performance could stimulate asset inflows. Computed bonus amounts can be adjusted based on annual performance appraisal of each individual’s work.

JBIM
Portfolio Manager Compensation (as of 10/31/06)

Difference in
Methodology of
Compensation with
Other Accounts
Managed (relates to the
	Structure of		“Other Accounts”
	Compensation for		mentioned in the chart
	Managing	Specific Criteria	above)
Rudolph-Raid Younes	Salary	Fixed Compensation	None
	Profit Sharing*	Fixed Compensation
	Bonus	Performance
	Deferred Compensation	Fixed Compensation
	Employee Stock Purchase Plan	Tenure
	Pension/401(k) Plans	Tenure
	Retirement Plans	Tenure

Richard Pell	Salary	Fixed Compensation	None
	Profit Sharing*	Fixed Compensation
	Bonus	Performance
	Deferred Compensation	Fixed Compensation
	Employee Stock Purchase Plan	Tenure
	Pension/401(k) Plans	Tenure
	Retirement Plans	Tenure

*	In addition to participating in the annual revenues generated by their division, Messrs. Younes and Pell receive an equity-like interest in the division’s enterprise value. The two components of the compensation program are designed to reward the mangers’ long-term performance.

Securities Ownership
     The following table discloses the dollar range of equity securities of each of the Funds beneficially owned by the portfolio managers in each of the Funds for which they are primarily responsible as of September 30, 2006:

DOLLAR RANGE OF EQUITY SECURITIES
NAME OF PORTFOLIO MANAGER	IN EACH FUND
Timothy P. Beyer	Mid Cap Value Fund: $100,001-$500,000
Brad D. Eppard	None
Will Gholston	None
John Kvantas	None
Kevin McNair	None
Robert Millikan	North Carolina Intermediate Tax-Free Fund:
$1-$10,000 Capital Manager Equity Fund:
$10,001-$50,000

DOLLAR RANGE OF EQUITY SECURITIES
NAME OF PORTFOLIO MANAGER	IN EACH FUND
David Nolan	Mid Cap Growth Fund: $50,001-$100,000
Richard Pell	None
David M. Ralston	None
Ronald T. Rimkus	None
Jeffrey J. Schappe	None
George F. Shipp	Special Opportunities Equity Fund: $100,001-$500,000 Equity Income Fund: $100,001-$500,000
Rudolph-Raid Younes	None
PROXY VOTING POLICIES AND PROCEDURES
     The Board of Trustees has delegated the authority to vote proxies on behalf of the Funds of the Trust that own voting securities to BB&T Asset Management. The Board has authorized BB&T Asset Management to delegate proxy voting authority with respect to a Fund to that Fund’s sub-adviser. Proxy voting policies and procedures for BB&T Asset Management and each of the Sub-Advisers are attached as Appendix B.
     You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: www.bbtfunds.com or by contacting us in writing at BB&T Funds, P.O. Box 9762, Providence, Rhode Island 02940-9762.
PORTFOLIO TRANSACTIONS
     Either pursuant to the Advisory Agreement, whereby BB&T Asset Management determines, or pursuant to Sub-Advisory Agreements, whereby each Sub-Adviser determines, subject to the direction and general supervision of the Board of Trustees of BB&T Funds, review by BB&T Asset Management in the case of a Sub-Adviser, and in accordance with each Fund’s investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund’s portfolio transactions. Purchases and sales of portfolio securities with respect to the Money Market Funds, the Bond Funds, and the Funds of Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include (but not in the case of mutual fund shares purchased by the Funds of Funds) a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, BB&T Funds, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While BB&T Asset Management and each Sub-Adviser generally seek competitive spreads or commissions, BB&T Funds may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

     During the following fiscal years, the Funds listed below paid the following aggregate brokerage commissions:

	FISCAL YEAR ENDED			FISCAL YEAR ENDED
	SEPTEMBER 30, 2006			SEPTEMBER 30, 2005
	AGGREGATE		DIRECTED	AGGREGATE		DIRECTED
	BROKERAGE	AGGREGATE	BROKERAGE	BROKERAGE	AGGREGATE	BROKERAGE
	COMMISSION	TRANSACTIONS	COMMISSION	COMMISSION	TRANSACTIONS	COMMISSION
Large Cap Fund	511,925	493,172,012	510,100	331,458	333,651,996	331,458
Large Cap Growth Fund	1,302,976	1,467,422,544	1,288,186	540,162	544,600,975	540,162
Mid Cap Value Fund	291,273	228,920,107	204,969	405,218	601,599,594	405,218
Mid Cap Growth Fund	516,679	452,616,098	494,055	313,418	266,278,723	313,418
Small Cap Fund	159,291	98,622,947	95,400	44,027	27,142,559	44,027
International Equity Fund	224,072	204,396,671	44,170	314,674	254,374,914	314,674
Special Opportunities Fund	357,261	201,228,065	357,261	205,700	147,225,946	205,700
Total Return Bond Fund	—	—	—	360	1,009,234	360
Equity Income Fund	148,184	108,281,431	148,184	110,463	81,347,226	110,463

	FISCAL YEAR ENDED
	SEPTEMBER 30, 2004
	AGGREGATE		DIRECTED
	BROKERAGE	AGGREGATE	BROKERAGE
	COMMISSION	TRANSACTIONS	COMMISSION
Large Cap Fund	247,316	200,887,677	247,316
Large Cap Growth Fund	856,591	891,535,833	856,591
Mid Cap Value Fund	112,949	83,942,368	112,949
Mid Cap Growth Fund	505,044	343,349,557	505,044
Small Cap Fund	47,955	21,470,657	47,955
International Equity Fund	263,987	211,093,093	263,987
Special Opportunities Fund	136,577	74,841,970	136,577
Total Return Bond Fund	360	1,026,862	360
Equity Income Fund	38,952	27,542,780	38,952
For the fiscal years ended September 30, 2006, 2005 and 2004, the Funds paid $284,489, $150,245 and $123,940, respectively, in commissions to Scott & Stringfellow, Inc., a wholly owned subsidiary of BB&T Corporation, for transactions effected on behalf of the Special Opportunities Fund. For the fiscal years ended September 30, 2006, 2005 and 2004, the Funds paid $110,588, $97,025 and $37,702, respectively, in commissions to Scott & Stringfellow for transactions effected on behalf of the Equity Income Fund. For the fiscal years ended September 30, 2006, 2005 and 2004, the aggregate percentage of the Special Opportunities Fund’s total brokerage commissions paid to Scott & Stringfellow, Inc. were 79.6%, 73.0% and 90.7%, respectively, and the percentage of the Funds’ aggregate dollar amount of transactions involving commissions effected through Scott & Stringfellow were 80.6%, 78.5% and 94.3%, respectively. For the fiscal years ended September 30, 2006, 2005 and 2004, the aggregate percentage of the Equity Income Fund’s total brokerage commissions paid to Scott & Stringfellow, Inc. were 74.6%, 87.8% and 96.8%, respectively, and the aggregate dollar amount of transactions involving commissions effected through Scott & Stringfellow were 79.7%, 87.2% and 95.3%, respectively.
     Allocation of transactions, including their frequency, to various dealers is determined by BB&T Asset Management or each Sub-Adviser in a manner deemed fair and reasonable. The major consideration in allocating brokerage business is the assurance that the best execution is being received on all transactions effected for all accounts. As detailed in the above chart, brokerage may be directed to brokers because of research services provided. Brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by BB&T Asset Management and each Sub-Adviser and does not reduce the advisory fees payable to BB&T Asset Management or each Sub-Adviser. Such information may be useful to BB&T Asset Management or each Sub-Adviser in serving both BB&T Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BB&T Asset Management or each Sub-Adviser in carrying out its obligations to BB&T Funds.
     To the extent permitted by applicable rules and regulations, either BB&T Asset Management or the Sub-Advisers may execute portfolio transactions on behalf of the Funds through affiliates. As required by Rule 17e-1 under the 1940 Act, the Funds have adopted procedures which provide that commissions paid to such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board will review reports of such affiliated brokerage transactions in connection with the foregoing standard.

     Investment decisions for each Fund of BB&T Funds are made independently from those for the other Funds or any other investment company or account managed by BB&T Asset Management or any Sub-Adviser. Any such other investment company or account may also invest in the same securities as BB&T Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund of BB&T Funds, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which BB&T Asset Management or the Sub-Adviser believes to be fair and equitable over time to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, BB&T Asset Management or the Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreement and the Sub-Advisory Agreements, in making investment recommendations for BB&T Funds, BB&T Asset Management or the Sub-Adviser will provide its services in accordance with its fiduciary obligations and will manage the Fund in the best interests of the Fund.
GLASS-STEAGALL ACT
     In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the “Board”) issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the “Holding Company Act”) or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.
     BB&T Asset Management believes that it possesses the legal authority to perform the services for each Fund contemplated by the Advisory Agreement and described in the Prospectuses and this SAI and has so represented in the Advisory Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict BB&T Asset Management’s subsidiaries from continuing to perform such services for BB&T Funds. Depending upon the nature of any changes in the services which could be provided by BB&T Asset Management’s subsidiaries, the Board of Trustees of BB&T Funds would review BB&T Funds’ relationship with BB&T Asset Management and consider taking all action necessary in the circumstances.
     Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of BB&T Asset Management or any Sub-Adviser or their affiliated and correspondent banks (the “Banks”) in connection with customer’s purchases of Shares of a Fund, the Banks might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in BB&T Funds’ method of operations would affect its net asset value per Share or result in financial losses to any customer.
MANAGER AND ADMINISTRATOR
     BB&T Asset Management serves as the Administrator (the “Administrator”) to each Fund pursuant to an Administration Agreement effective April 23, 2007. Prior to April 23, 2007, BB&T Asset Management served as the Administrator pursuant to a the Management and Administration Agreement dated February 1, 2005, as amended. Prior to February 1, 2005, BISYS Fund Services, LP served as Administrator to each Fund pursuant to the Management and Administration Agreement dated as of June 1, 2000.
     Under the Administration Agreement, the Administrator has agreed to monitor the net asset value of the National Tax-Free Money Market Fund, the U.S. Treasury Fund and the Prime Money Market Fund, to maintain office facilities for BB&T Funds, to maintain BB&T Funds’ financial accounts and records, and to furnish BB&T Funds statistical and research data and certain bookkeeping services, and certain other services required by BB&T Funds. The Administrator prepares annual and semi-annual reports to the

Securities and Exchange Commission, prepares Federal and state tax returns, prepares filings with state securities commissions, and generally assists in supervising all aspects of BB&T Funds’ operations (other than those performed by BB&T Asset Management under the Advisory Agreement, UBS Global AM, FIMC, Scott & Stringfellow, Inc., and Sterling Capital under the Sub-Advisory Agreements, U.S. Bank National Association and Investor’s Bank & Trust under their custodial services agreements with BB&T Funds, and those performed by PFPC Inc. under its transfer agency and blue sky service and fund accounting agreements with BB&T Funds). Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.
     Under the Administration Agreement for expenses assumed and services provided as administrator, the Administrator receives a fee from the BB&T Funds that is due only on the BB&T Funds’ assets, but calculated based upon each portfolio of the BB&T Funds’ average net assets as well as the average net assets of BB&T Variable Insurance Funds. The fee shall be calculated at an annual rate of eleven one-hundredths of one percent (0.11%), applicable to the first $3.5 billion of average net assets, at an annual rate of seven-and-one-half one-hundredths of one percent (0.075%) of the next $1 billion of average net assets, at the annul date of six one-hundredths of one percent (0.06%) of the next $1.5 billion of average net assets, and at the annual rate of four one-hundredths of one percent (0.04%) of average net assets in excess of $6 billion. The fee shall be computed daily and paid month. In addition to paying the Administrator the fees set forth in the Administration Agreement, the Fund shall also reimburse the Administrator for its reasonable out-of-pocket expenses, including but not limited to the travel and lodging expenses incurred by officers and employees of the Administrator in connection with attendance at Board meetings.
     Alternatively, BB&T Funds may pay a fee as may from time to time be agreed upon in writing by BB&T Funds and the Administrator. A fee agreed to in writing from time to time by BB&T Funds and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund’s expenses and increase the net income of such Fund during the period when such lower fee is in effect.
     For its services as administrator and expenses assumed pursuant to the Administration Agreement, the Administrator*** received the following fees:
FISCAL YEAR ENDED

	SEPTEMBER 30, 2006		SEPTEMBER 30, 2005		SEPTEMBER 30, 2004
		ADDITIONAL		ADDITIONAL		ADDITIONAL
		AMOUNT		AMOUNT		AMOUNT
	PAID	WAIVED	PAID	WAIVED	PAID	WAIVED
Large Cap Fund	775,253	—	898,785	208,804	1,429,470	144,681
Large Cap Growth Fund	407,694	—	491,649	115,231	796,100	80,022
Mid Cap Value Fund	236,247	—	274,212	62,108	415,107	41,666
Mid Cap Growth Fund	168,512	—	170,874	39,222	283,931	27,490
Small Cap Fund	106,628	—	85,672	20,351	129,626	13,495
International Equity Fund	279,088	—	313,968	73,866	516,536	51,605
Special Opportunities Fund	217,566	—	191,789	35,116	146,991	16,864
Equity Income Fund*	114,676	—	70,819	11,485	13,882	2,994
Short Fund	153,384	—	250,719	59,091	443,975	76,913
Intermediate U.S. Government Fund	523,806	—	775,698	170,542	1,178,010	119,101
Total Return Bond Fund	580,699	—	445,088	89,208	587,316	59,776
Kentucky Intermediate Tax-Free Fund	18,264	—	22,593	4,971	32,996	9,012
Maryland Intermediate Tax-Free Fund	11,953	—	14,142	2,931	15,079	3,743
North Carolina Intermediate Tax-Free Fund	125,873	—	148,775	33,923	260,370	45,182
South Carolina Intermediate Tax-Free Fund	22,578	—	26,878	6,192	48,270	8,390
Virginia Intermediate Tax-Free Fund	88,854	—	105,020	24,153	175,244	30,647
West Virginia Intermediate Tax-Free Fund	76,147	—	93,838	21,732	182,113	16,908
Prime Money Market Fund	1,321,457	—	1,243,593	345,075	2,279,275	321,974
U.S. Treasury Money Market Fund	760,194	—	1,512,951	360,165	2,540,114	352,965
National Tax-Free Money Market Fund**	19,069	—	N/A	N/A	N/A	N/A
Capital Manager Conservative Growth Fund	—	94,547	39,701	90,850	109,872	75,308
Capital Manager Moderate Growth Fund	—	111,212	38,581	94,275	93,460	63,919
Capital Manager Growth Fund	—	87,546	28,798	70,937	68,928	47,216
Capital Manager Equity Fund	—	47,541	16,131	39,314	38,311	26,216

*	Fund commenced operations on June 30, 2004.

**	Fund commenced operations on August 1, 2006.

***	The figures in this table reflect fees received by the former Administrator.
     The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), continue until April 30, 2010 (the “Initial Term”). Thereafter, the Administration Agreement shall be renewed automatically for successive one year terms (the “Renewal Terms”), unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the Initial Term or the then-current Renewal Term. The Administration Agreement is also terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement or for cause (as defined in the Administration Agreement) on not less than 60 days written notice by the party alleging cause.
     The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by BB&T Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder, except as otherwise provided by applicable law.
SUB-ADMINISTRATOR
     PFPC Inc. (“PFPC” or “Sub-Administrator’), 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as sub-administrator to the Trust pursuant to a Sub-Administration Services Agreement dated December 18, 2006, and effective with respect to the Funds as of April 23, 2007 (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, the Sub-Administrator has agreed to assume may of the Administrator’s duties, for which PFPC receives a fee, paid by the Administrator, that is calculated based upon each portfolio of BB&T Funds’ average net assets as well as the average net assets of the BB&T Variable Insurance Funds. The fee shall be calculated at the annual rate of 0.045% applicable to the first $3.5 billion of average net assets, at the annual rate of 0.0275% applicable to the next $1 billion of average net assets, at the annual rate of 0.02% applicable to the next $1.5 billion of average net assets, and at the annual rate of 0.01% applicable to net assets in excess of $6 billion.
DISTRIBUTOR
     BB&T AM Distributors, Inc. serves as distributor to each Fund of BB&T Funds pursuant to an Underwriting Agreement effective as of April 23, 2007 (the “Distribution Agreement”). The Distribution Agreement provides that, unless sooner terminated it will continue in effect for continuous one-year periods if such continuance is approved at least annually (i) by BB&T Funds’ Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds or Fund subject to such Distribution Agreement, and (ii) by the vote of a majority of the Trustees of BB&T Funds who are not parties to such Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to such Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.
     Under the Distribution Agreement the Distributor receives payment from the Funds for distribution activities permitted and authorized under the Distribution and Shareholder Services Plan, dated October 1, 1992, as amended (the “Distribution Plan”) adopted by the Funds. Under the Distribution Plan, a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to fifty one-hundredths of one percent (0.50%) of the average daily net assets of Class A Shares of each Fund (twenty-five one-hundredths of one percent (0.25%) for the Mid Cap Growth Fund, the Mid Cap Value Fund, and the West Virginia Fund), one percent (1.00%) of the average daily net assets of Class B Shares of each Fund, and one percent (1.00%) of the average daily net assets of Class C Shares of each Fund. The Distributor may periodically waive all or a portion of the fee with respect to a Fund in order to increase the net investment income of the Fund available for distribution as dividends. The Adviser may also compensate the Distributor for services provided to the Funds under the Distribution Agreement that either (i) are not authorized under the Distribution Plan or (ii) represent amounts incurred in excess of the fee payable under the Distribution Plan.
     Prior to April 23, 2007, BB&T Funds Distributor, Inc. served as distributor to each Fund of BB&T Funds and prior to November 1, 2005, BISYS Fund Services LP served as distributor to each Fund of BB&T Funds.
     Because BB&T AM Distributors, Inc. did not serve as the Distributor during the fiscal year ended September 30, 2006, BB&T AM Distributors, Inc. received no fees for its services during that fiscal year.

     For the fiscal year or period ended September 30, 2006, BB&T Funds Distributor, Inc., the Funds’ former distributor received the following fees with respect to the Class A, Class B and Class C Shares from the following Funds:

FUND	A CLASS		B CLASS		C CLASS
	PAID	WAIVED	PAID	WAIVED	PAID	WAIVED
Large Cap Fund	109,433	109,433	189,381	—	1,607	—
Large Cap Growth Fund	22,966	22,966	111,680	—	277	—
Mid Cap Value Fund	32,329	—	50,808	—	6,293	—
Mid Cap Growth Fund	27,531	—	26,566	—	635	—
Small Cap Fund	13,967	13,967	25,143	—	128	—
International Equity Fund	9,297	9,297	19,715	—	1,341	—
Special Opportunities Fund	194,435	194,434	221,008	—	316,763	—
Equity Income Fund	125,331	125,331	75,256	—	113,543	—
Short Fund	17,513	17,514	N/A	N/A	N/A	N/A
Intermediate U.S. Government Fund	27,501	27,502	48,441	—	2,534	—
Total Return Bond Fund	16,452	16,453	55,769	—	1,667	—
Kentucky Intermediate Tax-Free Fund	6,700	6,701	N/A	N/A	N/A	N/A
Maryland Intermediate Tax-Free Fund	4,307	4,306	N/A	N/A	N/A	N/A
North Carolina Intermediate Tax-Free Fund	51,555	51,555	N/A	N/A	N/A	N/A
South Carolina Intermediate Tax-Free Fund	10,043	10,042	N/A	N/A	N/A	N/A
Virginia Intermediate Tax-Free Fund	30,882	30,882	N/A	N/A	N/A	N/A
West Virginia Intermediate Tax-Free Fund	37,058	—	N/A	N/A	N/A	N/A
Prime Money Market Fund	2,769,589	—	16,436	—	4,206	—
U.S. Treasury Money Market Fund	631,628	—	5,641	—	279	—
National Tax-Free Money Market Fund*	1	—	2	—	2	—
Capital Manager Conservative Growth Fund	23,719	23,719	50,872	—	1,315	—
Capital Manager Moderate Growth Fund	79,664	79,664	219,184	—	1,284	—
Capital Manager Growth Fund	50,799	50,799	184,198	—	543	—
Capital Manager Equity Fund	17,546	17,545	78,272	—	153	—

*	Fund commenced operations on August 1, 2006.
     For the fiscal year or period ended September 30, 2005, BISYS Fund Services LP, the Funds’ former distributor, received the following fees with respect to the Class A, Class B and Class C Shares from the following Funds:

FUND	A CLASS		B CLASS		C CLASS
	PAID	WAIVED	PAID	WAIVED	PAID	WAIVED
Large Cap Fund	90,841	90,841	246,387	—	1,636	—
Large Cap Growth Fund	22,783	22,782	135,449	—	307	—
Mid Cap Value Fund	27,641	—	41,565	—	4,459	—
Mid Cap Growth Fund	23,182	—	22,117	—	2,234	—
Small Cap Fund*	19,043	19,039	59,001	—	350	—
International Equity Fund	5,364	5,364	21,528	—	175	—
Special Opportunities Fund	142,362	142,362	183,107	—	250,383	—
Equity Income Fund	54,486	54,485	33,004	—	50,620	—
Short Fund	20,056	20,056	N/A	N/A	N/A	N/A
Intermediate U.S. Government Fund	31,492	31,492	62,617	—	4,729	—
Total Return Bond Fund	14,395	14,395	64,268	—	2,355	—
Kentucky Intermediate Tax-Free Fund	5,702	7,612	N/A	N/A	N/A	N/A
Maryland Intermediate Tax-Free Fund	2,337	2,881	N/A	N/A	N/A	N/A
North Carolina Intermediate Tax-Free Fund	48,429	63,768	N/A	N/A	N/A	N/A
South Carolina Intermediate Tax-Free Fund	8,127	9,630	N/A	N/A	N/A	N/A
Virginia Intermediate Tax-Free Fund	28,057	37,143	N/A	N/A	N/A	N/A
West Virginia Intermediate Tax-Free Fund	29,394	—	N/A	N/A	N/A	N/A
Prime Money Market Fund	2,049,088	403,951	20,498	—	3,656	—
U.S. Treasury Money Market Fund	505,477	108,756	7,655	—	79	—

FUND	A CLASS		B CLASS		C CLASS
	PAID	WAIVED	PAID	WAIVED	PAID	WAIVED
Capital Manager Conservative Growth Fund	17,086	17,085	49,747	—	1,665	—
Capital Manager Moderate Growth Fund	61,882	61,882	206,613	—	1,724	—
Capital Manager Growth Fund	36,147	36,146	156,284	—	444	—
Capital Manager Equity Fund	12,113	12,113	67,937	—	549	—

*	The Distribution fees shown with respect to the Small Cap Fund reflect fees paid by the Small Company Value Fund and the Small Company Growth Fund prior to the date of merger.
     The Distribution Plan was initially approved on August 18, 1992 by the Fund’s Board of Trustees, including a majority of the trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan (the “Independent Trustees”). The Distribution Plan provides for fees only upon the Class A, Class B, and Class C Shares of each Fund.
     In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A, Class B, or Class C Shares of that Fund. The Distribution Plan may be amended by vote of the Fund’s Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan that would materially increase the distribution fee with respect to a Fund requires the approval of the holders of that Fund’s Class A, Class B, and Class C Shares. BB&T Funds’ Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.
     The Distributor may use the distribution fee to provide distribution assistance with respect to a Fund’s Class A, Class B, and Class C Shares or to provide shareholder services to the holders of such Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks), broker-dealers, and the Distributor’s affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with distribution assistance or (ii) to pay banks, other financial institutions and intermediaries, broker-dealers, and the Distributor’s affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of shareholder services. All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plan will be made pursuant to an agreement (a “Servicing Agreement”) between the Distributor and a Participating Organization. A Servicing Agreement will relate to the provision of distribution assistance in connection with the distribution of a Fund’s Class A, Class B, and Class C Shares to the Participating Organization’s customers on whose behalf the investment in such Shares is made and/or to the provision of shareholder services to the Participating Organization’s customers owning a Fund’s Class A, Class B, and Class C Shares. Under the Distribution Plan, a Participating Organization may include Southern National Corporation or a subsidiary bank or nonbank affiliates, or the subsidiaries or affiliates of those banks. A Servicing Agreement entered into with a bank (or any of its subsidiaries or affiliates) will contain a representation that the bank (or subsidiary or affiliate) believes that it possesses the legal authority to perform the services contemplated by the Servicing Agreement without violation of applicable banking laws (including the Glass-Steagall Act) and regulations.
     The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. If the amount of the distribution fee is greater than the Distributor’s actual expenses incurred in a particular year (and the Distributor does not waive that portion of the distribution fee), the Distributor will realize a profit in that year from the distribution fee. If the amount of the distribution fee is less than the Distributor’s actual expenses incurred in a particular year, the Distributor will realize a loss in that year under the Distribution Plan and will not recover from a Fund the excess of expenses for the year over the distribution fee, unless actual expenses incurred in a later year in which the Distribution Plan remains in effect were less than the distribution fee paid in that later year.
     The Distribution Plan also contains a so-called “defensive” provision applicable to all classes of Shares. Under this defensive provision to the extent that any payment made to the Administrator, including payment of administration fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares issued by the Funds within the context of Rule 12b-1 under the 1940 Act, such payment shall be deemed to be authorized by the Distribution Plan.
     The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, BB&T Funds will require banks acting as Participating Organizations to provide only those services which, in the banks’ opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause BB&T Funds to alter or discontinue its arrangements with banks that act as Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in a Fund’s method of operations would affect its net asset value per share or result in financial loss to any customer.
EXPENSES
     BB&T Asset Management bears all expenses in connection with the performance of its services as Adviser and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Fund. Each Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees and travel expenses of the Trustees of BB&T Funds, Securities and Exchange Commission fees, state securities qualification and renewal fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, amortized organizational expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by a Fund, certain insurance premiums, costs of maintenance of a Fund’s existence, costs and expenses of shareholders’ and Trustees’ reports and meetings, and any extraordinary expenses incurred in its operation. As a general matter, expenses are allocated to the Class A, Class B, Class C and Institutional Class of a Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Class A, Class B, and Class C Shares, other than in accordance with the relative net asset value of the class, are expenses under the Distribution Plan which relate only to the Class A, Class B, and Class C Shares.
SECURITIES LENDING AGENT
     BB&T Funds has retained U.S. Bank, N.A. as its securities lending agent and will compensate that firm based on a percentage of the profitability generated by securities lending transactions effected on the behalf of BB&T Funds.
CUSTODIAN
     U.S. Bank National Association serves as the Custodian to the BB&T Funds.
TRANSFER AGENT AND FUND ACCOUNTING SERVICES
     PFPC Inc. serves as transfer agent to each Fund of BB&T Funds pursuant to a Transfer Agency and Blue Sky Services Agreement with BB&T Funds.
     PFPC Inc. also provides fund accounting services to each of the Funds pursuant to an Accounting Services Agreement with BB&T Funds. For its services, PFPC Inc. receives a fee from each Fund at the annual rate of 0.01% of such Fund’s average daily net assets.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     KPMG LLP (“KPMG”) has been selected as the independent registered public accounting firm. KPMG’s address is 191 West Nationwide Boulevard, Suite 500, Columbus, Ohio 43215.
LEGAL COUNSEL
     Ropes & Gray LLP, One Metro Center, 700 12th St., N.W., Suite 900, Washington, DC 20005-3948 are counsel to BB&T Funds.

ADDITIONAL INFORMATION
ORGANIZATION AND DESCRIPTION OF SHARES
     BB&T Funds (previously The BB&T Mutual Funds Group) was organized as a Massachusetts business trust by the Agreement and Declaration of Trust, dated October 1, 1987, under the name “Shelf Registration Trust IV.” A copy of BB&T Funds’ Amended and Restated Agreement and Declaration of Trust, (the “Declaration of Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest. BB&T Funds presently has twenty-five series of Shares offered to the public which represent interests in the Equity Index Fund, the Large Cap Fund, the Small Cap Fund, the Special Opportunities Fund, the Equity Income Fund, the International Equity Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, the West Virginia Fund, the Short Fund, the Intermediate U.S. Government Fund, the Total Return Bond Fund, the U.S. Treasury Fund, the Prime Money Market Fund, the National Tax-Free Money Market Fund, the Sterling Capital Small Cap Value Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund, and the Capital Manager Equity Fund respectively. BB&T Funds’ Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of BB&T Funds into one or more additional series.
     Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this SAI, BB&T Funds’ Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of BB&T Funds, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.
     Shares of BB&T Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon, and (iii) only the holders of Class A, Class B and Class C Shares will be entitled to vote on matters submitted to shareholder vote with regard to the Distribution Plan applicable to such class.
     As used in this SAI, a “vote of a majority of the outstanding Shares” of BB&T Funds or a particular Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of BB&T Funds or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of BB&T Funds or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of BB&T Funds or such Fund.
SHAREHOLDER AND TRUSTEE LIABILITY
     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of BB&T Funds. However, BB&T Funds’ Declaration of Trust disclaims shareholder liability for acts or obligations of BB&T Funds and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by BB&T Funds or the Trustees. The Declaration of Trust provides for indemnification out of a Fund’s property for all loss and expense of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.
     The Agreement and Declaration of Trust states further that no Trustee, officer or agent of BB&T Funds shall be personally liable in connection with the administration or preservation of the assets of BB&T Funds or the conduct of BB&T Funds’ business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act expect for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Agreement and Declaration of Trust also provides that all persons having any claim against the Trustees or BB&T Funds shall look solely to the assets of BB&T Funds for payment.
DISCLOSURE OF PORTFOLIO HOLDINGS
     The Trust has adopted its own polices and procedures governing when information regarding portfolio holdings may be made available to third parties. No earlier than ten calendar days after the end of a quarter, the Funds will make public on the Funds’

Website a complete schedule of each Fund’s holdings. Such information will be current as of the end of the most recent calendar quarter and will be available on the Funds’ Website until updated for the next applicable period.
In addition, portfolio holdings information may be made available to third parties in the following circumstances:
– After it has been made public on the Funds’ Website or through a filing with the SEC;
– In marketing or other materials, provided that the information regarding portfolio holdings disclosed in the materials are at least fifteen (15) days old; or
– When (i) the Funds have a legitimate business purpose for doing so; (ii) the disclosure is in the best interests of the Funds and their shareholders*; and (iii) the recipients are subject to a confidentiality agreement, including a duty not to trade on the non-public information, or the Funds’ Chief Executive Officer or Chief Financial Officer have determined that the policies of the recipient are adequate to protect the information that is disclosed and the entity is subject to a duty of confidentiality under the federal securities laws. Such disclosures shall be authorized by the Funds’ Chief Executive Officer or Chief Financial Officer and shall be reported to the Boards of Trustees at their next scheduled meeting.

*	In determining whether disclosure is in the best interests of the Funds and their shareholders, the Funds’ Chief Executive Officer or Chief Financial Officer shall consider whether any potential conflicts exist between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, or its principal underwriter, on the other.
Disclosure to the Funds’ Service Providers
The Funds may provide information to their service providers regarding the Funds’ portfolio holdings that have not been disclosed on the Trust’s Website or included in a filing with the SEC where relevant to duties to be performed for the Funds. Such service providers include, but are not limited to, fund accountants, administrators, sub-administrators, investment advisers, rating agencies, custodians, independent public accountants and attorneys. The Funds’ service providers are prohibited, by explicit agreement or by virtue of their duties to the Funds, from disclosing to other third parties material non-public information about the Funds’ portfolio holdings, trading strategies implemented or to be implemented, or pending transactions. In instances in which non-public information is disclosed to third parties, the entity receiving the non-public information is subject to a duty of confidentiality under the federal securities laws, including a duty not to trade on the non-public information.
The frequency with which information regarding the Fund’s portfolio holdings will be disclosed, as well as the lag time associated with such disclosure, will vary depending on such factors as the circumstances of the disclosure and the reason therefor.
Disclosure to Certain Broker-Dealers
Nonpublic information regarding portfolio holdings of the Tax-Free Bond Funds may be provided to certain broker-dealers. Such information (i) must be at least fifteen (15) days old at the time it is disclosed to the broker-dealer; (ii) may only be disclosed to the broker-dealer in connection with the investment activities of the Funds; and (iii) may only be disclosed to the broker-dealer after the Funds’ Chief Executive Officer or Chief Financial Officer has determined that the broker-dealer will not misuse the disclosed information.
Other than the arrangements discussed above, the Funds do not have in place any ongoing arrangements to provide information regarding portfolio holdings to any person. In no event shall portfolio holdings information be disclosed for compensation.
MISCELLANEOUS
     BB&T Funds may include information in its Annual Reports and Semi-Annual Reports to shareholders that (1) describes general economic trends, (2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for one or more of the Funds within BB&T Funds, or (4) describes investment management strategies for such Funds. Such information is provided to inform shareholders of the activities of BB&T Funds for the most recent fiscal year or half-year and to provide the views of the Adviser and/or BB&T Funds officers regarding expected trends and strategies.
     The organizational expenses of each Fund of BB&T Funds except the Virginia Fund and the Total Return Bond Fund are amortized over a period of two years from the commencement of the public offering of Shares of the Fund. On June 30, 1998, the

Funds adopted Statement of Position (SOP) 98-5, “Reporting on the Costs of Start-Up Activities.” Under the provisions of SOP 98-5, costs associated with organizing a fund which commences operating subsequent to June 30, 1998, must be expensed as incurred and may not be amortized over future periods. Accordingly, costs incurred in connection with the organization of the Virginia Fund and Total Return Bond Fund were paid during the fiscal year ended September 30, 1999 and the past fiscal year, respectively. In the event any of the initial Shares of BB&T Funds are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial Shares being redeemed bears to the total number of initial Shares outstanding at the time of redemption. Investors purchasing Shares of BB&T Funds subsequent to the date of the Prospectus and this SAI bear such expenses only as they are amortized against a Fund’s investment income.
     BB&T Funds is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of BB&T Funds.
     The following table indicates the name, address, and percentage of ownership of each person who owns of record or is known by the Trust to own beneficially 5% or more of any Class of a Fund’s outstanding shares as of January 10, 2007:

PERCENT OF THE CLASS TOTAL
FUND/CLASS	ASSETS HELD BY THE SHAREHOLDER
CONSERVATIVE GROWTH FUND (A SHARES)
BEULAH V WACHTER 9103 OPOSSUMTOWN PIKE FREDERICK MD 21702	7.03%

CONSERVATIVE GROWTH FUND (B SHARES)
LORETTA M. EICHHORN 1010 LAMP POST LANE GREENSBORO, NC 27410	5.00%

CONSERVATIVE GROWTH FUND (C SHARES)
TOMMY F LOPEZ 4700 WILSHAM COURT CHARLOTTE NC 28226	26.77%

DELBERT L LEADMON RT 1 BOX 129 J WALKER WV 26180	23.61%

MARIA CORINA DEVICENTE 7748 KINROSS DR NEW PORT RICHEY FL 34653	20.20%

RICHARD ALLEN SAFFLE 112 E OLIVE ST BRIDGEPORT WV 26330	10.82%

JOHN ANTHONY CIRELLO 8946 ABERDEEN CREEK CIR RIVERVIEW FL 335695240	8.96%

LOYCE J CRUMP 20 FLEMING RD CUMBERLAND VA 23040	7.89%

PERCENT OF THE CLASS TOTAL
FUND/CLASS	ASSETS HELD BY THE SHAREHOLDER
CONSERVATIVE GROWTH FUND (INSTITUTIONAL SHARES)

BRANCH BANKING & TRUST CO DAILY RECORD KEEPING PLANS 300 EAST WENDOVER AVENUE ATTN DAILY TRADE TEAM GREENSBORO NC 27401	97.49%

CAPITAL MANAGER EQUITY FUND (A SHARES)

BRANCH BANKING & TRUST CO HEALTH SAVINGS ACCOUNT 434 FAYETTEVILLE ST ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR RALEIGH NC 276011767	9.78%

RAF & CO 1100 ABERNATHY RD NE STE 400 ATLANTA GA 303285634	6.08%

CAPITAL MANAGER EQUITY FUND (C SHARES)

BB&T ASSET MANAGEMENT INC 434 FAYETTEVILLE ST ATTN FUND ADMIN RALEIGH NC 27601	100.00%

CAPITAL MANAGER EQUITY FUND (INSTITUTIONAL SHARES)

BRANCH BANKING & TRUST CO DAILY RECORDKEEPING PLANS 300 EAST WENDOVER AVENUE ATTN DAILY TRADE TEAM GREENSBORO NC 27401	97.97%

GROWTH FUND (C SHARES)

STANLEY S TAO 302 TURNBERRY PT BARBOURSVILLE WV 255041948	34.60%

STEPHEN E CAMPBELL MARY W CAMPBELL 112 STARBOARD LN MONETA VA 24121	24.12%

HERBERT P SKILES 3281 CLOVER DRIVE CHARLESTON WV 25306	23.75%

ALBERT C MURRAY ZACHARY B MURRAY 522 S OAKS CT WAYCROSS GA 31503	7.44%

PERCENT OF THE CLASS TOTAL
FUND/CLASS	ASSETS HELD BY THE SHAREHOLDER
ALBERT C MURRAY JOSHUA A MURRAY 522 S OAKS CT WAYCROSS GA 31503	7.44%

GROWTH FUND (INSTITUTIONAL SHARES)

BRANCH BANKING & TRUST CO DAILY RECORDKEEPING PLANS 300 EAST WENDOVER AVENUE ATTN DAILY TRADE TEAM GREENSBORO NC 27401	94.98%

MODERATE GROWTH FUND (A SHARES)

BRANCH BANKING & TRUST CO HEALTH SAVINGS ACCOUNT 300 EAST WENDOVER AVENUE ATTN DAILY TRADE TEAM GREENSBORO NC 27401	9.77%

MODERATE GROWTH FUND (C SHARES)

MG TRUST CUSTODIAN OR TRUSTEE PRIME HEALTH INCORPORATED 700 17TH STREET SUITE 150 DENVER CO 80202	57.78%

PATRICIA F CHANDLER 2440 CLOVERDALE RD BREMO BLUFF VA 23022	18.40%

BETSY B CREECH DONALD L CREECH 10344 PARK WILLOW DRIVE JTWROS CHARLOTTE NC 28210	11.76%

MODERATE GROWTH FUND (INSTITUTIONAL SHARES)

BRANCH BANKING & TRUST CO 300 EAST WENDOVER AVENUE ATTN DAILY TRADE TEAM GREENSBORO NC 274011229	97.72%

EQUITY INCOME FUND (A SHARES)

WSY INVESTMENTS LTD IV LP 235 NORTH GATE STREET NEWTON NC 28658	6.00%

PERCENT OF THE CLASS TOTAL
FUND/CLASS	ASSETS HELD BY THE SHAREHOLDER
EQUITY INCOME FUND (INSTITUTIONAL SHARES)
BRANCH BANKING TRUST EB OPERATIONS 300 EAST WENDOVER AVENUE GREENSBORO NC 27401	66.08%

WILBRANCH & CO PT NO FEE CASH 223 NASH ST W WILSON NC 278933801	32.75%

INTERMEDIATE US GOVERNMENT FUND (A SHARES)

BRANCH BANKING & TRUST CO DAILY RECORDKEEPING PLANS 300 EAST WENDOVER AVENUE ATTN DAILY TRADE TEAM GREENSBORO NC 27401	26.37%

MG TRUST CUSTODIAN OR TRUSTEE SOUTHLAND INDUSTRIAL SUPPLY 1 700 17TH STREET SUITE 150 DENVER CO 80202	7.31%

INTERMEDIATE US GOVERNMENT FUND (C SHARES)

MG TRUST CUSTODIAN OR TRUSTEE WINDOW COVERINGS 700 17TH STREET SUITE 150 DENVER CO 80202	17.95%

STANLEY J ATMA MARGARET S ATMA JTWROS 3708 TABLE ROCK ROAD CHARLOTTE NC 28226	15.75%

VERNELLE C ILER 140 ISLAND CREEK DR SPARTA GA 31087	13.70%

DEBORAH W FRYE 906 FRONT ST PRINCETON WV 24740	7.61%

INTERMEDIATE US GOVERNMENT FUND (I SHARES)

WILBRANCH & CO PT NO FEE CASH 223 NASH ST W WILSON NC 278933801	79.29%

BRANCH BANKING & TRUST CO 300 EAST WENDOVER AVENUE ATTN DAILY TRADE TEAM GREENSBORO NC 274011229	19.60%

PERCENT OF THE CLASS TOTAL
FUND/CLASS	ASSETS HELD BY THE SHAREHOLDER
INTERNATIONAL EQUITY FUND (C SHARES)

PATRICIA C REMACLE 4641 REVERE DR VIRGINIA BEACH VA 23456	5.06%

INTERNATIONAL EQUITY FUND (INSTITUTIONAL SHARES)

BRANCH BANKING & TRUST CO DAILY RECORDKEEPING PLANS 300 EAST WENDOVER AVENUE ATTN DAILY TRADE TEAM GREENSBORO NC 27401	41.40%

WILBRANCH & CO PT NO FEE CASH 223 NASH ST W WILSON NC 278933801	39.24%

BB&T CAPITAL MGR MODERATE GROWTH FD 434 FAYETTEVILLE ST RALEIGH NC 27601	5.66%

BB&T CAPITAL MANAGER GROWTH FUND 434 FAYETTEVILLE ST RALEIGH NC 27601	5.48%

KENTUCKY FUND (A SHARES)

ALVIN F SMILEY FRANCIS R SMILEY 3713 BOHNE AVE LOUISVILLE KY 40211	10.15%

KENTUCKY FUND (INSTITUTIONAL SHARES)

WILBRANCH & CO PT NO FEE CASH 223 NASH ST W WILSON NC 278933801	99.23%

LARGE CAP FUND (C SHARES)

MG TRUST CUSTODIAN OR TRUSTEE WINDOW COVERINGS 700 17TH ST STE 150 DENVER CO 80202	58.03%

A WAYNE ANNAS CAROLYN B ANNAS P O BOX 563 VALDESE NC 28690	13.87%

LARGE CAP FUND (INSTITUTIONAL SHARES)

BRANCH BANKING & TRUST CO DAILY RECORDKEEPING PLANS 300 EAST WENDOVER AVENUE ATTN DAILY TRADE TEAM GREENSBORO NC 27401	44.03%

PERCENT OF THE CLASS TOTAL
FUND/CLASS	ASSETS HELD BY THE SHAREHOLDER
WILBRANCH & CO PT NO FEE CASH PO BOX 2887 WILSON NC 27894	30.82%

BB&T CAPITAL MGR MODERATE GROWTH FD 434 FAYETTEVILLE ST RALEIGH NC 27601	6.56%

BB&T CAPITAL MANAGER GROWTH FUND 434 FAYETTEVILLE ST RALEIGH NC 27601	6.36%

LARGE CAP GROWTH FUND (C SHARES)

A WAYNE ANNAS CAROLYN B ANNAS P O BOX 563 VALDESE NC 28690	50.62%

TERESA L LUHN PO BOX 48525 CUMBERLAND NC 28331	23.02%

RICHARD G BLAKE 3525 LEWIS LOOP BOLIVIA NC 28422	11.79%

HEIDI P SCEARCE 60 BRICKHORN DR RIDGEWAY VA 24148	6.07%

LARGE CAP GROWTH FUND (INSTITUTIONAL SHARES)

WILBRANCH & CO PT NO FEE CASH 223 NASH ST W WILSON NC 278933801	50.54%

BRANCH BANKING & TRUST CO DAILY RECORDKEEPING PLANS 300 EAST WENDOVER AVENUE ATTN DAILY TRADE TEAM GREENSBORO NC 27401	48.93%

MARYLAND FUND (A SHARES)

KAY T SIMMONS 11547 CHARLES ST LA PLATA MD 206464457	20.37%

ROBERT SIBOLE PO BOX 303 LUSBY MD 20657	10.05%

PERCENT OF THE CLASS TOTAL
FUND/CLASS	ASSETS HELD BY THE SHAREHOLDER
EARL E GRIFFITH LILLIAN M GRIFFITH JTWROS 5571 GREENOCK RD LOTHIAN MD 20711	7.91%

CELESTE P HERBERT 3017 GREENCASTLE RD BURTONSVILLE MD 20866	5.69%

CAROL A DEPRATO DONALD L DEPRATO JTWROS 6209 44TH PLACE RIVERDALE MD 20737	5.04%

MARYLAND FUND (INSTITUTIONAL SHARES)
WILBRANCH & CO PT NO FEE CASH 223 NASH ST W WILSON NC 278933801	100.00%

MID CAP GROWTH FUND (A SHARES)

BRANCH BANKING & TRUST CO HEALTH SAVINGS ACCOUNT 300 EAST WENDOVER AVENUE ATTN DAILY TRADE TEAM GREENSBORO NC 27401	7.12%

MID CAP GROWTH FUND (B SHARES)

NHAN NGUYEN QUACH 7643 BLUFF POINT LN DENVER NC 28037	6.96%

MID CAP GROWTH FUND (C SHARES)

MG TRUST CUSTODIAN OR TRUSTEE COMDOC BUSINESS SYSTEMS INC 700 17TH ST STE 150 DENVER CO 80202	20.94%

CHARLES H MANSELL 1563 BRUNSWICK RD BLACKSTONE VA 23824	19.58%

KEVIN B WEEKS 1045 DELMONT TER ROSWELL GA 300753805	6.46%

STEPHANIE M UNGER EDWARD UNGER 111 WOODED FALLS ROAD LOUISVILLE KY 40243	5.92%

PERCENT OF THE CLASS TOTAL
FUND/CLASS	ASSETS HELD BY THE SHAREHOLDER
MID CAP GROWTH FUND (INSTITUTIONAL SHARES)

WILBRANCH & CO P T NO FEE CASH PO BOX 2887 WILSON NC 27894	51.53%

BRANCH BANKING & TRUST CO DAILY RECORDKEEPING PLANS 300 EAST WENDOVER AVENUE ATTN DAILY TRADE TEAM GREENSBORO NC 27401	36.20%

MID CAP VALUE FUND (C SHARES)

MG TRUST CUSTODIAN OR TRUSTEE WINDOW COVERINGS 700 17TH ST STE 150 DENVER CO 80202	9.39%

A WAYNE ANNAS CAROLYN B ANNAS P O BOX 563 VALDESE NC 28690	5.16%

MID CAP VALUE FUND (INSTITUTIONAL SHARES)

BRANCH BANKING & TRUST CO DAILY RECORDKEEPING PLANS 300 EAST WENDOVER AVENUE ATTN DAILY TRADE TEAM GREENSBORO NC 27401	52.96%

WILBRANCH & CO PT NO FEE CASH 223 NASH ST W WILSON NC 278933801	35.36%

NATIONAL TAX-FREE MONEY MARKET FUND (A SHARES)

RONIT ERES 3200 HONEYHILL LN LEXINGTON KY 40502	99.60%

NATIONAL TAX-FREE MONEY MARKET FUND (B SHARES)

BB&T ASSET MANAGEMENT INC 434 FAYETTEVILLE ST ATTN FUND ADMIN RALEIGH NC 27601	89.17%

TERRANCE C SMITH 4913 STONEY OAK LN RALEIGH NC 27610	10.83%

PERCENT OF THE CLASS TOTAL
FUND/CLASS	ASSETS HELD BY THE SHAREHOLDER
NATIONAL TAX FREE MONEY MARKET FUND (C SHARES)

BB&T ASSET MANAGEMENT INC 434 FAYETTEVILLE ST ATTN FUND ADMIN RALEIGH NC 27601	100.00%

NATIONAL TAX-FREE MONEY MARKET FUND (INSTITUTIONAL SHARES)
WILBRANCH & CO PT NO FEE CASH 223 NASH ST W WILSON NC 278933801	100.00%

NORTH CAROLINA FUND (A SHARES)

R L HONBARRIER CO 1507 CRESTLIN RD HIGH POINT NC 272628308	11.11%

WILLIAM B FOWLER DIANE L FOWLER 711 HIGHWAY 24 NEWPORT NC 28570	5.37%

NORTH CAROLINA FUND (INSTITUTIONAL SHARES)

WILBRANCH & CO PT NO FEE CASH 223 NASH ST W WILSON NC 278933801	96.04%

PRIME MONEY MARKET FUND (B SHARES)

GWYN F HOLLAR 303 MAYMONT DR CRAMERTON NC 28032	7.97%

CHARLES S HESTER 178 ELLERSLIE DR FAYETTEVILLE NC 28303	6.94%

JULIA D SMITH 3480 POORS FORD RD RUTHERFORDTON NC 28139	5.24%

PRIME MONEY MARKET FUND (C SHARES)

MG TRUST CUSTODIAN OR TRUSTEE PRIME HEALTH INCORPORATED 700 17TH ST STE 150 DENVER CO 80202	77.96%

PRIME MONEY MARKET FUND (INSTITUTIONAL SHARES)

WILBRANCH CO P O BOX 2887 ATTN J MICHAEL POLLOCK WILSON NC 278941847	62.07%

PERCENT OF THE CLASS TOTAL
FUND/CLASS	ASSETS HELD BY THE SHAREHOLDER
BISYS FUND SERVICES BB&T SWEEP CUSTOMERS 3435 STELZER RD ATTN CHRIS WEBER COLUMBUS OH 43219	26.74%

BRANCH BANKING & TRUST CO DAILY RECORDKEEPING PLANS 300 EAST WENDOVER AVENUE ATTN DAILY TRADE TEAM GREENSBORO NC 27401	11.19%

SOUTH CAROLINA FUND (A SHARES)

GEORGE S MORGAN JOYCE MORGAN DEBESIS 4477 MANDI DR LITTLE RIVER SC 29566	7.34%

TIMOTHY J METZLER LISABETH S METZLER 24 COUNTRY CLUB DR CHARLESTON SC 29412	6.91%

NANCY JENKINS STEWART NANCY JENKINS STEWART TRUST 201 HUNTINGTON RD GREENVILLE SC 29615	5.45%

CHERYL BOONE WILT BOONE 1901 MARTIN RD CHAPIN SC 290367838	5.06%

SOUTH CAROLINA FUND (I SHARES)

WILBRANCH & CO PT NO FEE CASH 223 NASH ST W WILSON NC 278933801	97.31%

SHORT FUND (A SHARES)

HENRY FIBERS INC PO BOX 1675 ATTN GEORGE F HENRY JR PRESIDENT GASTONIA NC 28053	20.79%

BRANCH BANKING & TRUST CO HEALTH SAVINGS ACCOUNT 300 EAST WENDOVER AVENUE ATTN DAILY TRADE TEAM GREENSBORO NC 27401	13.32%

PERCENT OF THE CLASS TOTAL
FUND/CLASS	ASSETS HELD BY THE SHAREHOLDER
SHORT FUND (I SHARES)

WILBRANCH & CO PT NO FEE CASH PO BOX 2887 WILSON NC 27894	76.15%

BRANCH BANKING & TRUST CO DAILY RECORDKEEPING PLANS 300 EAST WENDOVER AVENUE ATTN DAILY TRADE TEAM GREENSBORO NC 27401	22.74%

SMALL CAP FUND (C SHARES)

MG TRUST CUSTODIAN OR TRUSTEE WETLAND & ENVIRONMENTAL SERVICE 700 17TH ST STE 150 DENVER CO 80202	65.96%

VICKI S COURTEMANCHE 4414 DURHAM CHAPEL HILL BLVD DURHAM NC 277072509	16.69%

MICHAEL E LEONARD 5248 NORVELLA AVE NORFOLK VA 23513	11.52%

KEVIN B WEEKS 1045 DELMONT TER ROSWELL GA 300753805	5.83%

SMALL CAP FUND (INSTITUTIONAL SHARES)

WILBRANCH & CO PT NO FEE CASH PO BOX 2887 WILSON NC 27894	68.95%

BB&T CAPITAL MGR MODERATE GROWTH FD 434 FAYETTEVILLE ST RALEIGH NC 27601	5.46%

SPECIAL OPPORTUNITIES FUND (INSTITUTIONAL SHARES)

BRANCH BANKING & TRUST CO DAILY RECORDKEEPING PLANS 300 EAST WENDOVER AVENUE ATTN DAILY TRADE TEAM GREENSBORO NC 27401	51.38%

WILBRANCH & CO PT NO FEE CASH 223 NASH ST W WILSON NC 278933801	28.47%

PERCENT OF THE CLASS TOTAL
FUND/CLASS	ASSETS HELD BY THE SHAREHOLDER
TOTAL RETURN BOND FUND (A SHARES)

BRANCH BANKING & TRUST CO DAILY RECORDKEEPING PLANS 300 EAST WENDOVER AVENUE ATTN DAILY TRADE TEAM GREENSBORO NC 27401	13.43%

TOTAL RETURN BOND FUND (C SHARES)

ERNEST D RHODES 1112 CREWS SHOP RD LYNCHBURG VA 245044189	46.10%

HARRY S TUCKER 5509 TOLEDO AVE CHARLESTON WV 25304	12.56%

EUGENE W WHITMAN 1705 OLD BARN RD ROCKY MOUNT NC 27804	9.74%

SAMUEL K WARD 4564 WOODRUM LN CHARLESTON WV 25313	7.42%

SHARON J WARD 4564 WOODRUM LN CHARLESTON WV 25313	7.39%

MARY LOU ATKINS 1040 MAIN ST CHARLESTON WV 25302	5.19%

TOTAL RETURN BOND FUND (INSTITUTIONAL SHARES)

WILBRANCH & CO PT NO FEE CASH PO BOX 2887 WILSON NC 27894	56.49%

BRANCH BANKING & TRUST CO 300 EAST WENDOVER AVENUE ATTN DAILY TRADE TEAM GREENSBORO NC 274011229	17.43%

BB&T CAPITAL MGR CONSERVATIVE GRWTH 434 FAYETTEVILLE ST RALEIGH NC 27601	8.60%

BB&T CAPITAL MGR MODERATE GROWTH FD 434 FAYETTEVILLE ST RALEIGH NC 27601	6.53%

PERCENT OF THE CLASS TOTAL
FUND/CLASS	ASSETS HELD BY THE SHAREHOLDER
U.S. TREASURY FUND (B SHARES)

ELISABETH KROLICKI 2488 BURNING TREE LN LITTLE RIVER SC 29566	8.62%

BETTY L DEWITT JAMES E DEWITT 6630 MALLARD PARK DR CHARLOTTE NC 28269	7.92%

FAIRLEY G THREATT 115 RADIO RD CHARLOTTE NC 28216	6.85%

LINDA A BUSH PO BOX 140 COBB ISLAND MD 20625	6.61%

SANDRA L WALLER 1019 CAROLINA BEACH AVE N CAROLINA BCH NC 284286024	5.01%

U.S. TREASURY FUND (C SHARES)

BISYS FUND SERVICES INC 3435 STELZER RD ATTN CORPORATE FINANCE COLUMBUS OH 43219	14.56%

U.S. TREASURY FUND (INSTITUTIONAL SHARES)

WILBRANCH P O BOX 2887 ATTN J MICHAEL POLLOCK WILSON NC 278941847	56.49%

BRANCH BANKING & TRUST CO DAILY RECORDKEEPING PLANS 300 EAST WENDOVER AVENUE ATTN DAILY TRADE TEAM GREENSBORO NC 27401	29.55%

BISYS FUND SERVICES BB&T SWEEP CUSTOMERS 3435 STELZER RD ATTN CHRIS WEBER COLUMBUS OH 43219	10.40%

VIRGINIA FUND (INSTITUTIONAL SHARES)

WILBRANCH & CO PT NO FEE CASH 223 NASH ST W WILSON NC 278933801	95.61%

PERCENT OF THE CLASS TOTAL
FUND/CLASS	ASSETS HELD BY THE SHAREHOLDER
WEST VIRGINIA FUND (INSTITUTIONAL SHARES)
WILBRANCH & CO PT NO FEE CASH 223 NASH ST W WILSON NC 278933801	94.67%
     As of January 10, 2007, Branch Banking & Trust Company and its affiliates possessed, on behalf of its underlying accounts, voting or investment power with respect to the Institutional Shares in the following amounts: 86.03% of the U.S. Treasury Money Market Fund, 73.26% of the Prime Money Market Fund, 100% of the National Tax-Free Money Market Fund, 98.90% of the Intermediate U.S. Government Fund, 98.89% of the Short Fund, 96.04% of the North Carolina Intermediate Tax-Free Fund, 95.61% of the Virginia Intermediate Tax-Free Fund, 97.31% of the South Carolina Intermediate Tax-Free Fund, 73.92% of the Total Return Bond Fund, 94.67% of the West Virginia Intermediate Tax-Free Bond Fund, 99.23% of the Kentucky Intermediate Tax-Free Bond Fund, 100% of the Maryland Intermediate Tax-Free Fund, 74.84% of the Large Cap Fund, 80.64% of the International Equity Fund, 98.33% of the Capital Manager Conservative Growth Fund, 99.70% of the Capital Manager Moderate Growth Fund, 99.01% of the Capital Manager Growth Fund, 100% of the Capital Manager Equity Fund, 99.48% of the Large Cap Growth Fund, 87.73% of the Mid Cap Growth Fund, 88.32% of the Mid Cap Value Fund, 73.82% of the Small Cap Fund, 79.85% of the Special Opportunities Fund, and 98.83% of the Equity Income Fund. As a result, BB&T may be deemed to be a “controlling person” of the Institutional Shares of each of the Funds under the 1940 Act. As of January 10, 2007, Branch Banking & Trust Company and its affiliates possessed, on behalf of its underlying accounts, voting or investment power with respect to the Class A Shares in the following amounts: 26.37% of the Intermediate U.S. Government Fund. As a result, BB&T may be deemed to be a “controlling person” of the Class A Shares of the Intermediate U.S. Government Fund under the 1940 Act. The Prospectuses of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

FINANCIAL STATEMENTS
Audited Financial Statements as of September 30, 2006 are incorporated by reference to the Annual Report to Shareholders, dated as of September 30, 2006, which has been previously sent to shareholders of each Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of the Annual Report and the Funds’ latest Semi-Annual Report may be obtained without charge by contacting the Distributor at P.O. Box 9762, Providence, Rhode Island 02940-9752 or by telephoning toll-free at 1-800-228-1872.
APPENDIX A
The nationally recognized statistical rating organizations (individually, an “NRSRO”) that may be utilized by the Funds with regard to portfolio investments for the Funds include, but are not limited to, Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”), Fitch IBCA, Duff & Phelps (“Fitch IBCA”), and Dominion Bond Ratings Services (“DBRS”). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Funds and the description of each NRSRO’s ratings is as of the date of this SAI, and may subsequently change.
LONG — TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)
Description of the five highest long-term debt ratings by Moody’s (Moody’s applies numerical modifiers (1,2, and 3) in each rating category to indicate the security’s ranking within the category):

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
Description of the five highest long-term debt ratings by S & P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA	An obligation rated ’AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ’AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ’A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ’BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated ’BB’, ’B’, ’CCC’, ’CC’, and ’C’ are regarded as having significant speculative characteristics. ’BB’ indicates the least degree of speculation and ’C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ’BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
Description of the three highest long-term debt ratings by Fitch IBCA:

AAA	Highest credit quality. ’AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ’AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ’A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
Description of DBRS long-term debt rating categories:

AAA	Bonds rated AAA are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for the category, few entities are able to achieve a AAA rating.

AA	Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definitions which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A	Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the A category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated companies.
     (high, low) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.
SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)
Moody’s description of its three highest short-term debt ratings:
Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

     Prime-1 repayment ability will often be evidenced by many of the following characteristics:
–	Leading market positions in well-established industries.

–	High rates of return on funds employed.

–	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

–	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

–	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
S & P’s description of its three highest short-term debt ratings:

A-1A	short-term obligation rated ’A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2A	short-term obligation rated ’A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3A	short-term obligation rated ’A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Fitch IBCA’s description of its three highest short-term debt ratings:

F1	Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
DRBS description of its short-debt ratings:

R-1	(high) Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating.

R-1	(middle) Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits to only a small degree. Given the extremely tough definition which DBRS has for the R81 (high) category (which few companies are able to achieve), entities rated R-1 (middle) are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1	(low) Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2	(high), R-2 (middle), R-2 (low) Short-term debt rated R-2 is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the R-2 classification are not as strong as those in the R-1 category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an R-1 credit. Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.
SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS
Moody’s description of its two highest short-term loan/municipal note ratings:

MIG1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
APPENDIX B
     PROXY VOTING POLICIES AND PROCEDURES
The proxy voting policies and procedures of the following are attached:
1.	BB&T Asset Management, Inc. (Adviser to each of the BB&T Funds) and Scott & Stringfellow, Inc.* (Sub-Adviser to the BB&T Special Opportunities Equity Fund and the Equity Income Fund)

2.	Federated Investment Management Company (Sub-Adviser to the BB&T Prime Money Market Fund and BB&T National Tax-Free Money Market Fund)

3.	Julius Baer Investment Management LLC (JBIM). (Sub-Adviser to the BB&T International Equity Fund)

4.	Sterling Capital Management LLC (Sub-Adviser to the Mid Cap Value Fund and the Total Return Bond Fund

*	Scott & Stringfellow, Inc., a wholly owned subsidiary of BB&T Corporation, the parent of BB&T Asset Management (“BTAM”), will use BTAM’s proxy voting policy and procedures.
     BB&T ASSET MANAGEMENT, INC. PROXY VOTING POLICY AND PROCEDURES
13.1. AUTHORIZATION TO VOTE PROXIES
Each client whose account is assigned to a BB&T AM IAR, when executing his or her Advisory Contract with BB&T AM, may select whether he or she wishes to be responsible for voting his or her proxies or whether he or she instead authorizes BB&T AM to vote proxies on behalf of the client. BB&T AM shall not cause to be voted the proxies of any client who indicates that he or she wishes to be responsible for voting his or her proxies. With respect to any BB&T AM client who has not executed an Advisory Contract with BB&T AM that includes a proxy voting selection provision, BB&T AM will cause the proxies of such client to be voted, until such time as the client instructs BB&T AM to the contrary or unless the client has otherwise arranged for their proxies to be delivered to them for voting.
BB&T AM may also cause to be voted the proxies for securities held by any BB&T Fund whose board of trustees has authorized BB&T AM to do so.
13.2. PROXY COMMITTEE
With respect to clients’ securities (including BB&T Funds’ securities) for which BB&T AM has responsibility for voting proxies, the Proxy Committee of BB&T AM will monitor corporate actions, make voting decisions, ensure proxies are submitted timely, and, as described in Section 13.5.2, below, make determinations regarding actual or potential conflicts of interests. The Proxy Committee may elect to engage (or terminate) the services of a third party provider to perform or assist with one or more of these functions. BB&T AM has engaged Institutional Shareholder Services (“ISS”) to monitor corporate actions, make voting recommendations, ensure proxies are submitted timely, and maintain the records described in Section 13.7(b & c), below.
Except as provided in Section 13.5, below, to the extent that any member of the Proxy Committee reviews a given ISS recommendation and determines that the best interests of the BB&T AM clients who hold the proxies would likely be better served by rejecting the ISS recommendation, then the member shall promptly notify the Proxy Committee, which shall then review the issue and determine, based on the principles set forth in Sections 13.3 and 13.4, below, whether to accept or reject the ISS recommendation. If the Proxy Committee chooses to reject the ISS recommendation, it shall instruct ISS to vote the proxies accordingly and shall forward to the Director of Compliance originals or copies of all documents that memorialize the basis for the decision and all documents created by the Proxy Committee or by any other area or employee of BB&T AM that were material to making the decision.
13.3. PROXIES WILL BE VOTED IN ACCORDANCE WITH THE CLIENTS’ BEST INTERESTS
It is BB&T AM’s policy that all proxies for clients’ securities be voted strictly in accordance with the best interests of the clients’ accounts. The key element underlying any evaluation of the interests of a client in a proposal, election, or issue presented to a shareholder vote is the effect, if any, the proposal, election, or issue could have on the current or future value of the investment.
13.4. PROXY VOTING DETERMINATION GUIDELINES
As discussed in Section 13.2, above, BB&T AM has engaged ISS to make voting recommendations with respect to proxies for clients’ securities. BB&T AM accordingly relies on ISS’s voting policies and judgments, which BB&T AM has found to be sound and well regarded. Nevertheless, as also discussed in Section 13.2, above, BB&T AM reserves the right to reject any given ISS recommendation, except as provided in Section 13.5, below. In determining whether to reject an ISS recommendation, BB&T AM will be guided by the policy expressed in Section 13.3, above, and the following guidelines.
Generally, BB&T AM will support company managements which, in its opinion, have the intent and ability to maximize shareholder wealth over the long term. Long term shareholder value need not be sacrificed in favor of short term gains. Proposals that diminish the rights of shareholders or diminish management or board accountability to the shareholders will typically be opposed. However, reasonable measures that provide the board or management with flexibility for negotiation during unsolicited takeover attempts might be supported provided that such measures do not deter every potential acquisition.
Likewise, compensation plans that appear excessive relative to comparable companies’ compensation packages and/or appear unreasonable in light of the performance of the issuer will typically be opposed. Matters involving social issues or corporate responsibility will be evaluated principally based on their likely impact on the economic value of the issuer.
13.5. CONFLICTS OF INTERESTS
In some circumstances, an issuer’s proxies may present an actual or potential conflict of interests between BB&T AM and a client account holding securities of the issuer. As explained in section 13.3, above, it is BB&T AM’s policy that all proxies for a client’s securities be voted strictly in accordance with the best interests of the client’s account. Nevertheless, BB&T AM also employs additional safeguards in situations potentially involving a material conflict of interests.

13.5.1. BB&T CORPORATION STOCK
BB&T AM is a wholly-owned subsidiary of BB&T Corporation, which is an issuer of equity securities. If a client’s account holds BB&T Corporation common stock and the client has authorized BB&T AM to vote proxies on the client’s behalf, then a potential conflict of interests exists with respect to BB&T AM’s ability to vote proxies for such stock because BB&T AM and its employees are controlled (directly or indirectly) by BB&T Corporation and its management. Such management will often have a stake in, or an opinion regarding, the subject of a shareholder vote. As a result, to the extent that BB&T AM is authorized to vote proxies on behalf of its clients who hold shares of BB&T Corporation common stock, BB&T AM will rely exclusively upon the recommendations made by ISS with respect to BB&T Corporation proxies and will not consider rejecting such recommendations.
13.5.2. OTHER MATERIAL CONFLICTS OF INTERESTS
The Proxy Committee will compile, maintain, and update a list of issuers with which BB&T AM or its affiliates has such a relationship that proxies presented with respect to such issuers may give rise to a material conflict of interests. Examples may include issuers for which BB&T AM manages a pension or employee benefits plan or for which a BB&T AM affiliate is known by the Proxy Committee to provide brokerage, underwriting, insurance, or banking services. To the extent that BB&T AM receives proxies from such issuers for clients who have authorized BB&T AM to vote their proxies, the Proxy Committee will examine the proxy solicitations and assess the potential conflict in order to determine what procedures to employ with respect to the proxy. Likewise, the Proxy Committee will make such an examination and determination with respect to other proxy solicitations that may give rise to a material conflict of interests, such as where BB&T AM or one or more of its executives or directors has a business or personal relationship with a proponent of a proxy proposal, a participant in a proxy contest, a corporate director, or a candidate for a directorship. Depending on the circumstances, the Proxy Committee may:
(a) Cause the proxies to be voted according to ordinary guidelines and procedures if it determines that the proxies do not present a material conflict of interests and documents its reasons for making that determination and delivers such documentation to the Director of Compliance; or
(b) Where the client is a BB&T Fund, BB&T AM must disclose the material conflict of interests to the Fund’s board of trustees (or a committee of the board) and obtain the board’s (or committee’s) consent or direction to vote the proxies; and/or
(c) Rely exclusively upon the recommendation made by ISS and not consider rejecting such recommendation if the Proxy Committee determines that a material conflict of interests exists and documents that determination and delivers such documentation to the Director of Compliance.
13.5.3. BB&T FUNDS PROXIES
To the extent that BB&T AM is authorized to vote proxies on behalf of its clients who hold shares or interests in any BB&T Fund, BB&T AM will rely exclusively upon the recommendations made by ISS with respect to such BB&T Fund proxies and will not consider rejecting such recommendations.
13.6. PROVIDING INFORMATION REGARDING PROXY VOTING POLICIES AND PROCEDURES
Upon opening any new client account, BB&T will provide the client with the Description of BB&T Asset Management’s Proxy Voting Policies and Procedures (“Description”), which shall be a concise summary of the policies and procedures, shall indicate that a copy of the full policies and procedures is available upon request, and shall include instructions for obtaining information regarding how a client’s proxies were voted. (A copy of the Description is included at Appendix V.) The Proxy Committee or its delegate shall be responsible for providing a copy of the full policies and procedures and of information regarding how a client’s proxies were voted to any client who so requests. The Proxy Committee or its delegate shall also forward to the Director of Compliance the client’s written request for information regarding how the client’s proxies were voted and a copy of BB&T AM’s written response to any such written or oral request.

13.7. RECORD-KEEPING
The Director of Compliance shall maintain the following materials for five years in an easily accessible place (the first two years in BB&T AM’s home office):
(a)	BB&T AM’s proxy voting policies and procedures;

(b)	Proxy statements received regarding client securities;

(c)	Records of votes cast by BB&T AM (including by any third party provider, such as ISS, that BB&T AM has engaged to cast votes) on behalf of any client;

(d)	Copies of all documents created by BB&T AM that were material to making a decision as to how to vote proxies on behalf of a client or that memorialize the basis for such a decision;

(e)	Copies of all written client requests for information on how BB&T AM voted proxies on behalf of the client, and copies of all written responses by BB&T AM to any written or oral client request for information on how BB&T AM voted proxies on behalf of the client;

(f)	All documents received from the Proxy Committee pursuant to Sections 13.2 and 13.5.2, above.
BB&T AM may satisfy requirements (b) and (c), above, by relying on a third party, such as ISS, to make and retain the relevant documents on BB&T AM’s behalf if BB&T AM first obtains an undertaking from the third party to provide a copy of the documents promptly upon request. BB&T AM also may satisfy the requirements of (b), above, by relying on obtaining a copy of a proxy statement from the SEC’s EDGAR system.
2. FEDERATED INVESTORS PROXY VOTING POLICIES AND PRACTICES
Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the “Advisers”) have adopted the following procedures to implement their proxy voting policies and practices (the “Proxy Policies”) in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. These Proxy Policies shall also apply to any investment company registered under the Investment Company Act of 1940 (the “1940 Act”) for which an Adviser serves as an “investment adviser” (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company’s proxies.
GENERAL POLICY
Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.
APPLICATION TO SPECIFIC PROPOSALS
The following examples illustrate how this general policy may apply to proposals submitted by a company’s board of directors (or similar governing body, the “board,” and the individuals comprising a board, the “directors”) for approval or ratification by holders of the company’s voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

CORPORATE GOVERNANCE
Generally, the Advisers will vote proxies:
–	In favor of the full slate of directors nominated in an uncontested election;

–	In favor of a proposal to require a company’s audit committee to be comprised entirely of independent directors;

–	In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;

–	In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;

–	In favor of a proposal to ratify the board’s selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and

–	In favor of a proposal to repeal a shareholder rights plan (also known as a “poison pill”) and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.
CAPITAL STRUCTURE
Generally, the Advisers will vote proxies:
–	Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;

–	In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);

–	In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and

–	In favor of a proposal authorizing a stock repurchase program.
COMPENSATION AND STOCK OPTION PLANS
Generally, the Advisers will vote proxies:
–	In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;

–	Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and

–	Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.
CORPORATE TRANSACTIONS AND CONTESTED ELECTIONS
The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers’ analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers’ analysis of the opposing slates and their proposed business strategy. When the company’s board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

SHAREHOLDER PROPOSALS
The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Advisers believe that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company’s board in the absence of shareholder direction.
COST/BENEFIT ANALYSIS
Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of a index (an “Index Fund”) by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:
–	In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;

–	If the Advisers are directing votes for the same proxy on behalf of non-index Funds, in the same manner as the non- index Funds;

–	If neither of the first two conditions apply, as recommended by a subadviser to the index Fund; and

–	If none of the previous conditions apply, as recommended by the board;
in each case, without independent analysis by the Advisers of the Index Fund’s interest in the proxy.
FEDERATED INVESTORS PROXY VOTING PROCEDURES
Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the “Advisers”) have adopted the following procedures to implement their Proxy Voting Policies and Practices (the “Proxy Policies”) in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940.
PROXY VOTING COMMITTEE
The Advisers hereby establish a Proxy Voting Committee (the “Committee”) consisting of the following individuals:
President of the Advisers (Keith Schappert)
Vice Chairman of the Advisers (J. Thomas Madden)
Chief Investment Officer for Global Equity (Stephen Auth)
Director of Global Equity Research of the Advisers (Christopher Corapi)
Investment Management Administrator (Lori Wolff)
A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.

EMPLOYMENT OF PROXY VOTING SERVICES
The Advisers have hired Investor Responsibility Research Center (“IRRC”) to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies.
The Advisers and IRRC shall take the following steps to implement these procedures:
–	The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.

–	The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers’ clients.

–	IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.

–	IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.

–	IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.
CONFLICTS OF INTEREST
A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a “significant business relationship with the Advisers” includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an “Interested Company.” The terms “affiliated person” and “investment adviser” shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended.
In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:
1.	Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.

2.	Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

3.	If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

4.	If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:
–	That the Advisers have a significant business relationship with the Interested Company;

–	The proposals regarding which proxies were cast;

–	Any material communications between the Advisers and the Interested Company regarding the proposal; and

–	Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.
5.	Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.
RECORDKEEPING
The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the Advisers’ clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee’s directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client’s proxies were voted and (c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(I) (i.e., in an easily accessible place for a period of not less than five years).

Julius Baer Investment Management LLC
PROXY VOTING PROCEDURES
January 17, 2006
A. General
          It is the policy of Julius Baer Investment Management LLC (“JBIM”) to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of all clients for JBIM provides discretionary investment management services and have authority to vote their proxies.
          JBIM may vote proxies as part of its authority to manage acquire and dispose of account assets. JBIM will not vote proxies if the advisory agreement does not provide for JBIM to vote proxies or the “named fiduciary” for an account has explicitly reserved the authority for itself.
          When voting proxies for client accounts, JBIM’s primary objective is to make voting decisions solely in the best interests of clients and account beneficiaries. In fulfilling its obligations to clients, JBIM will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts.
     B. Proxy Oversight Committee
          In order to properly monitor the proxy voting process, a Proxy Oversight Committee (“Committee”) shall meet periodically to evaluate the effectiveness of JBIM’s proxy voting process, and to address potential conflicts of interest as they arise. The members of the Committee include the individuals listed in Appendix A (attached hereto), and shall be selected from personnel of JBIM consisting of executive, compliance, legal, and operations.
     C. Procedures
          JBIM Operations Department (“OPS”) is responsible for establishing all new accounts on the Charles River System. A New Account Checklist which is signed and approved by all key departments of JBIM is circulated along with the agreed upon Investment Guidelines for that client. OPS will code the applicable client account as “proxy voting” by including it in the proxy voting group on Charles River.
          To assist JBIM in its responsibility for voting proxies and to ensure consistency in voting proxies on behalf of its clients, JBIM has retained the proxy voting and recording services of Institutional Shareholder Services (“ISS”). ISS is an independent third-party service that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. JBIM intends to vote in accordance with ISS’s recommendations to address, among other things, any material conflicts of interests between clients and the interests of JBIM or its affiliates. The ISS predetermined guidelines are list as Appendix B.
          In order to ensure that ISS performs its delegated duties, OPS will provide the client’s custodian a letter authorizing the custodian to forward proxy ballots to ISS. In addition, ISS is sent a copy of this letter so that it may initiate a relationship with the custodian. ISS will provide an exception list of those accounts for which ballots are not yet being received. OPS will follow up with the relevant custodian to resolve outstanding matters. OPS will also supply at least on a monthly basis a full listing of positions so that ISS may ensure that they are completely voting all ballots.
     C. Conflicts of Interest
          JBIM is sensitive of conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:
(i)	A principal of JBIM or any person involved in the proxy decision- making process currently serves on the company’s Board.

(ii)	An immediate family member of a principal of JBIM or any person involved in the proxy decision-making process currently serves as a director or executive officer of the company.

(iii)	The company is a client of the firm (or an affiliate of a client), provided that any client relationship that represents less than 2.5% of the firm’s revenues or less than $75,000 in annual revenues shall be presumed to be immaterial.

          This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the CCO of JBIM.
          Under such circumstances, JBIM will vote in accordance with ISS’ predetermined guidelines, except as described below in section D.
     D. ISS Overrides
          JBIM has provided implied consent to ISS to vote in accord with their recommendation and will generally do so, JBIM Portfolio Management retains the ability through an online platform (VOTEX) to override any such vote that it believes would be in a client’s best interest. In cases where JBIM Portfolio Management believes there may be an actual or perceived conflict of interest, the manager must prepare documentation of the investment rationale for the decision, the conflict of interest and the method in which the conflict would be addressed and present all such documentation to the Committee prior to providing voting instructions to ISS. The Committee shall consider all such information and either approve or disapprove the portfolio manager’s request. Committee minute and all such documentation shall be maintained as part of the firm’s books and records.
     E. Monitoring
          ISS will provide ad-hoc reporting as well as quarterly board reporting for client which details the voting record and denotes any exceptions wherein JBIM has deviated from its normal policy. If such activity is detected, OPS will elevate the report to Senior Management, including the Head of Legal and Compliance and the Chief Compliance Officer (“CCO”). JBIM Portfolio Management will provide the JBIM’s CCO with a written explanation of the reason for the exception. All such records shall be maintained as part for the firm’s books and records.
     F. Reporting and Disclosure for JBIM
          Once each year, JBIM shall include in its presentation materials to the Boards of Directors of the investment companies which it serves as investment adviser, a record of each proxy voted with respect to portfolio securities of the investment companies during the year. With respect to those proxies that JBIM has identified as involving a conflict of interest, JBIM, LLC shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.
          JBIM shall disclose within its Form ADV how other clients can obtain information on how their securities were voted. JBIM shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.
               a. Recordkeeping
          JBIM shall retain records relating to the voting of proxies, including:
1. A copy of this proxy voting policy and procedures and ISS Proxy Voting Guidelines relating to the voting of proxies.
2. A copy of each proxy statement received by JBIM regarding portfolio securities in JBIM client accounts.
3. A record of each vote cast by JBIM on behalf of a client.
4. A copy of each written client request for information on how JBIM voted proxies on behalf of the client account, and a copy of any written response by JBIM to the client account.
5. A copy of any document prepared by JBIM that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

          JBIM shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintain its own copies and on proxy statements and records of proxy votes cast by JBIM maintained at ISS. JBIM shall obtain an undertaking from ISS to provide a copy of the documents promptly upon request.
          These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of JBIM.
APPENDIX A
List of Members of Proxy Oversight Committee
JBIM Operations
CCO of JB Funds
CCO of JBIM
APPENDIX B
ISS 2007 International Proxy Voting Guidelines
Summary
Effective for Meetings Feb. 1, 2007
Updated Dec. 15, 2006
The following is a concise summary of the ISS general policies for voting non-U.S. proxies. In addition, ISS has country- and market-specific policies, which are not captured below.
Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.
2007 International Classification of Directors
Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative1 provides) professional services4 to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test2);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative1 of current employee of the company or its affiliates;

•	Relative1 of former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (five-year cooling off period);

•	Years of service will NOT be a determining factor unless it is recommended best practice in a market:

—9 years (from the date of election) in the United Kingdom and Ireland;
—12 years in European markets.
Independent NED

•	No material3 connection, either direct or indirect, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:
1“Relative” follows the SEC’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
2 If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
3 For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.
4 Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

•	There are serious questions about actions of the board or management for the year in question; or

•	Legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
Vote FOR share repurchase plans, unless:

•	Clear evidence of past abuse of the authority is available; or

•	The plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

STERLING CAPITAL MANAGEMENT LLC
Proxy Policy & Voting Procedures
(Effective October 1989)
(Revised May 2006)
I. VOTING POLICY AND GUIDELINES
Sterling Capital Management LLC (“SCM”) believes it has a fiduciary obligation to vote its clients’ proxies in favor of the economic interest of shareholders. Our fiduciary responsibility includes protecting and enhancing the economic interests client accounts we manage. The following guidelines have been established to assist us in evaluating relevant facts and circumstances which will enable us to vote in a manner consistent with our fiduciary responsibility.
ROUTINE MANAGEMENT PROPOSALS
Election of Directors Case by Case
We believe that the structure and functioning of its board of directors are critical to the economic success of every company therefore treat board related issues in a separate section, below.

Appointment of Auditors	Approve
Fix Auditor Remuneration	Approve
Approval of Audited Financial Statements	Approve
Set/Eliminate Dividends	Approve
Grant Board Authority to Repurchase Shares	Approve
Approve Stock Splits or Reverse Stock Splits	Approve
Change Name of Corporation	Approve
Eliminate Preemptive Rights
Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital.
We generally approve the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of dilution.

Employee Stock Purchase Plan	Approve
Establish 401(k) Plan	Approve
BOARD OF DIRECTORS
We support measures which encourage and enable boards to fulfill their primary responsibility to represent the economic interests of shareholders. While we may take into consideration the specific needs of companies that are in early rapid growth phases, closely held, or in severe financial difficulties, we view strong independent boards as a key protection for shareholder value.

Election of Directors	Case by Case
We support management in most elections. However, we will withhold approval if the board gives evidence of acting contrary to the best economic interests of shareholders. We will also withhold approval of individual director/managers whose remuneration appears to be blatantly excessive and exploitative of the shareholders.

Majority Voting	Approve

Many companies require directors to receive only a plurality of votes. This procedure allows directors to remain on the board even when the majority of votes are withheld. We believe directors should garner at least a majority of the votes in order to serve on the company’s board.

Classified Board of Directors/Staggered Terms	Oppose
A classified board of directors is one that is divided generally into three classes, each of which is elected for a three-year term, but on a staggered schedule. At each annual meeting therefore, one-third of the directors would be subject to reelection.
Our belief is that all directors should be subject to reelection on an annual basis to discourage entrenchment, and we will most frequently vote against classification and for management and shareholder proposals to eliminate classification of the board.
Occasionally, proposals to classify a board of directors will contain a clause stipulating that directors may be removed only for cause. We will oppose these proposals.

Confidential Voting	Approve
Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

Cumulative Voting for Directors	Case by Case
Cumulative voting allocates one vote for each share of stock held times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. Cumulative voting enables minority shareholders to secure board representation.
We generally support cumulative voting proposals. However, we may withhold approval of proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director Compensation	Case by Case
We believe that compensation for independent outside directors should be structured to align the interests of the directors with those of shareholders, whom they have been elected to represent. To this end, we have a preference toward compensation packages which are based on the company’s performance and which include stock and stock options.

Independent Board Committees	Approve
We believe that a board’s nominating, compensation and audit committees should consist entirely of independent outside directors in order to avoid conflict of interests. We will therefore normally approve reasonable shareholder proposals to that effect; an example of an unreasonable request would be a case where a board consists of only two or three directors.

Majority Independent Board Composition	Approve
We will generally support shareholder proposals requesting that the board consist of majority independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Separation of Chairman and CEO Positions	Case by Case
We will support shareholder proposals requesting that the positions of chairman and CEO be separated if the board is composed of less than a majority independent directors.
CORPORATE GOVERNANCE

Adjourn Meeting to Solicit Additional Votes	Oppose

Additional solicitation is costly and could result in coercive pressure on shareholders, who usually have sufficient information in the proxy materials to make an informed decision prior to the original meeting date.

Anti-Greenmail Provision	Approve

Eliminate Shareholders’ Right to Call Special Meeting	Oppose

Increase in Authorized Shares	Case by Case
We approve proposals for increases of up to 100%. We will consider larger increases if a need is demonstrated. We may apply a stricter standard if the company has no stated use for the additional shares and/or has previously authorized shares still available for issue. Additionally, proposals which include shares with unequal voting rights may warrant opposition.

Indemnification of Directors and Officers	Approve
We support the protection of directors and officers against frivolous and potentially ruinous legal actions, in the belief that failure to do so might severely limit a company’s ability to attract and retain competent leadership. We will support proposals to provide indemnification which is limited to coverage of legal expenses.

Liability Insurance of Directors and Officers	Approve
Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual’s capacity as a director or officer of a company. However, we withhold approval of proposals which cover breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, willful or negligent conduct in connection with the payment of an unlawful dividend, or any transaction from which the director derived an improper personal benefit.

Prohibit Shareholder Action Outside Meetings	Oppose

Reincorporate	Case by Case
Proposals to reincorporate in another state are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will favor reincorporation.
In cases where there are significant differences in anti-takeover protections, we will vote in favor of reincorporation only if shareholder discretion is not diminished by the change. As state corporation laws are continuously evolving, such determination requires case by case analysis.

Change of Location of Corporate Headquarters	Case by Case
Changes in location of headquarters must have clear economic benefits. Changing the physical location of headquarters to meet the personal geographic or lifestyle preferences of senior executives will be opposed.

Require more than simple majority vote to pass proposals.	Oppose
ANTI-TAKEOVER

Blank Check Preferred	Case by Case
These proposals are for authorization of a class of preferred stock in which voting rights are not established in advance, but are left to the discretion of the board of directors on a when issued basis. The authority is generally viewed as affording the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without reference to a shareholder vote. However, in some cases it may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings.
We oppose these proposals as a transfer of authority from shareholders to the board and a possible entrenchment device. However, if there are few or no other anti-takeover measures on the books and the company appears to have a legitimate financing motive for requesting the authority, or has used blank check preferred stock for past financings, we will approve the proposal.

Differential Voting Power	Oppose
     Authorize a class of common having superior voting rights over the existing common or entitled to elect a majority of the board.

Poison Pill Plans	Oppose
Also known as “shareholder rights plans,” involve call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually hostile tender offers. These plans are not subject to shareholder vote. However, the shares required to fund the plan must be authorized. Since these shares are generally blank check preferred, we oppose them.
Therefore, these proposals generally only appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. The vote is non-binding. We vote in favor of shareholder proposals to rescind poison pills.
Our policy is to examine these plans individually. Most plans are opposed, however. We approve most plans which include a “permitted bid” feature. Permitted bid features have appeared in some Canadian poison pill plans. They require shareholder ratification of the pill, stipulate a sunset provision whereby the pill expires unless it is renewed and specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces a special meeting at which the offer is put to a shareholder vote.

Stakeholder Provision	Oppose
Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders in the evaluation of takeover offers.
We believe that this concept is inconsistent with public ownership of corporations.
MANAGEMENT COMPENSATION

Golden Parachutes	Case by Case
Golden parachutes provide for compensation to management in the event of a change in control. We view this as encouragement to management to consider proposals which might be beneficial to shareholders, but we are very sensitive to excess or abuse.

Pay-for-Performance Plans	Approve
The Omnibus Budget Reconciliation Act requires companies to link executive compensation exceeding $1 million to preset performance goals and submit the plans for shareholder approval in order for such compensation to qualify for federal tax deductions. The law further requires that such plans be administered by a compensation committee comprised solely of outside directors. Because the primary objective of such proposals is to preserve the deductibility of such compensation, we are biased toward approval in order to preserve net income. However, proposals which authorize excessive dilution or provide executives extraordinary windfalls will be opposed. Moreover, when an objectionable plan is coupled with poor performance, we will consider withholding votes from compensation committee members.
OPTION PLANS
We support option plans which provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company. Option plan evaluations are therefore based on the total cost to shareholders and give effect to the incentive aspects of the plan. We are wary of over-dilution or not-insignificant shareholder wealth transfer.

MERGERS, ASSET SALES & CAPITAL RESTRUCTURINGS

In reviewing merger and asset sale proposals, our primary concern is with the best economic interests of shareholders. This does not necessarily indicate that we will vote in favor of all proposals which provide a market premium relative to pre-announcement prices. Due to the subjective nature of the value of individual proposals, transaction-specific characteristics or conditions may prevail. Factors affecting the voting decision will likely include transaction consideration relative to intrinsic value, strategic reason for transaction, board approval/transaction history, and financial advisors’ fairness opinions.
OTHER SHAREHOLDER PROPOSALS
For those shareholder-proposed issues that are not covered specifically elsewhere.

Shareholder Proposal Requesting a Yearly Report on Director Attendance at Meetings	Approve

Shareholder Proposal Requesting a Minimum Stock Ownership by Directors	Oppose

Shareholder Proposal to Compensate Directors in Stock	Approve
SOCIAL ISSUES
We receive proxies containing shareholder proposals which address social issues which are varied and tend to shift from year to year. However, our philosophy in reviewing social proposals is consistent; that is, we vote in all cases in the best economic interests of our clients.
II. PROCEDURES
A.	Instructions to Bank/Broker Custodians

All custodian banks/brokers are to be notified that all proxy voting materials should be forwarded to SCM upon receipt unless client has other instructions. This notification typically occurs at the time the account is opened at the custodian.

B.	SCM Administrative Responsibilities for Proxy Voting

Cathy Sawyer will delegate and oversee the proxy voting process to a person or pool of persons, known as Proxy Administrators, who will in turn process and vote all proxies. All proxy materials are forwarded to Sterling’s third party proxy service, ADP Proxy Lite. The Proxy Administrator is responsible for checking with ADP for upcoming votes.
(1)	Upon notification of an upcoming vote, the Proxy Administrator will create a file with the Portfolio Company name and meeting date on the tab. All proxies and related materials for this particular Portfolio Company will then be placed in this file until ready to be voted on.

(2)	The Proxy Administrator will look to see if the Portfolio Company is listed on the “Business Relationship List,” which is a listing of all companies with whom SCM has a client or supplier relationship. If the Portfolio Company is not listed on the Business Relationship List, then steps (3)-(8) below in this Section B are to be executed. If the Portfolio Company is listed on the Business Relationship List, then the Proxy Administrator will execute the process provided in Section C (Treatment of SCM Conflicts of Interest) and steps (3)-(8) below in this Section B will not be executed.

(3)	The Proxy Administrator will then forward a copy of the proxy and an annual report to the appropriate member of the Proxy Committee for instructions, with a request to return by a specific date, along with a “Proxy Instruction Form” noting the items to be voted on and the voting deadline. It will continue to be the Proxy Administrator’s responsibility to make sure all proxies are voted on time.

(4)	When the Proxy Committee member completes his/her review of the proxy statement, he/she will complete the “Proxy Instruction Form” which instructs how to vote and briefly identifies reasons for voting against management, if applicable. This form will be given to the Proxy Administrator who will then vote the proxy.

(5)	Each proxy is then cross-referenced to make sure the shares we are voting on are the actual shares we own for that client.

(6)	All proxies received from the same company for all clients will be voted as the original without review by the Proxy Committee member unless specific client circumstances require otherwise.

(7)	After the proxy is voted, all Proxy Instruction Forms will be maintained in a separate file.

(8)	Copies of each proxy are kept in the above mentioned folder along with a copy of the annual report, Proxy Instruction Form, and other notes related to each company vote.
C.	Treatment of SCM Conflicts of Interest
Occasionally, SCM may have a material business relationship with a Portfolio Company that could create a conflict of interest with respect to the voting of a proxy for such Portfolio Company. The following procedures are designed to hand over the proxy voting responsibility to our clients in the event that such potential conflicts of interest arise in a particular proxy vote.
(1)	As noted in Section B (SCM Administrative Responsibilities for Proxy Voting), upon receipt of proxy materials, the Proxy Administrator will determine if the Portfolio Company is listed on the Business Relationship List. If the Portfolio Company is listed on the Business Relationship List, then the Proxy Administrator will execute the process provided in steps (2)-(4) below in this Section C.

(2)	After determining that a Portfolio Company is listed on the Business Relationship List, the Proxy Administrator will give the proxy materials to Patrick Rau, who will determine if the proxy should be voted by our clients. If (1) the relationship is not material or (2) if the issue to be voted on is not a “case-by-case” issue as provided in Part I of this document (Voting Policy and Guidelines), then Mr. Rau will return the proxy materials to the Proxy Administrator, who will then follow the normal proxy voting procedures in Section B (SCM Administrative Responsibilities for Proxy Voting), steps (3)-(8).

(3)	If (1) the relationship is material and (2) if the issue to be voted on is a “case-by-case” issue as provided in Part I of this document (Voting Policy and Guidelines), then Mr. Rau will return the proxy materials to the Proxy Administrator, who will then mail the proxy ballot to each client, along with a cover letter explaining the conflict of interest situation. The client will then vote its own proxy ballot and SCM will not have any involvement in the voting of that ballot. The Proxy Administrator will make an entry in the proxy voting database that indicates that the particular proxy ballot in question was voted by the client due to a conflict of interest with a SCM business relationship.

(4)	For purposes of determining materiality, a relationship is “material” if it represents at least 1% of SCM revenues in the case of a client relationship and at least 1% of SCM expenses in the case of a supplier relationship.

D.	Treatment of Personal Conflicts of Interest
From time to time, individuals on the Proxy Committee may have personal relationships with people connected to the Portfolio Company, including (a) individual members of the board of directors, (b) candidates for the board of directors, (c) proponents of proxy proposals, and (d) participants in proxy contests. Such relationships could create a conflict of interest with respect to the voting of a proxy. The following procedures are designed to hand over the proxy voting responsibility to a different member of the Proxy Committee in the event that such conflicts of interest arise in a particular proxy vote.
(1)	Upon receiving proxy materials from the Proxy Administrator, the member of the Proxy Committee who receives such materials shall determine whether a personal relationship exists between such member and the following people connected with the Portfolio Company: (a) individual members of the board of directors, (b) candidates for the board of directors, (c) proponents of proxy proposals, and (d) participants in proxy contests. In the event that such a personal relationship exists, the Proxy Committee member shall return the proxy materials to Patrick Rau, who shall deliver the materials to a different Proxy Committee member for voting.
III. THE PROXY COMMITTEE

The Proxy Committee will consist of Brian Walton, Ed Brea, Bob Bridges, Tim Beyer, Patrick Rau, Lee Houser, and Mary Weeks Fountain, any of whom may act on a proxy issue. Dave Ralston will be the advisory member and may substitute as necessary.

BB&T FUNDS
EQUITY INDEX FUND
STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2007
(as revised September 25, 2007)
This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Class A Shares, Class B Shares, and Class C Shares Prospectus and Institutional Class Prospectus of the BB&T Equity Index Fund, each dated May 1, 2007. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing BB&T Funds at P.O. Box 9762, Providence, Rhode Island 02940-9762, or by telephoning toll free 1-800-228-1872.

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STATEMENT OF ADDITIONAL INFORMATION
BB&T FUNDS
     BB&T Funds is an open-end management investment company. BB&T Funds (the “Funds” or the “Trust”) consist of twenty-five series of units of beneficial interest (“Shares”) offered to the public, each representing interests in one of twenty-five separate investment portfolios. This Statement of Additional Information (“SAI”) pertains to BB&T Equity Index Fund (the “Equity Index Fund” or the “Fund”) only.
     The Fund may offer to the public four classes of Shares: Class A Shares, Class B Shares, Class C Shares, and Institutional Shares. Much of the information contained in this SAI expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are defined in the Prospectuses. No investment in Shares of the Fund should be made without first reading the Prospectuses.
INVESTMENT OBJECTIVES AND POLICIES
THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING SUBSTANTIALLY ALL OF ITS ASSETS IN THE S&P 500 INDEX MASTER PORTFOLIO (THE “MASTER PORTFOLIO”), WHICH IS A SERIES OF MASTER INVESTMENT PORTFOLIO (“MIP”), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY.
     The Master Portfolio has substantially the same investment objective as the Fund. The Fund may withdraw its investment in the Master Portfolio at any time, if the Board of Trustees of the Fund determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Fund’s Board of Trustees would consider alternative investments, including investing all of the Fund’s assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund’s assets in accordance with the investment policies and restrictions described in the Fund’s Prospectuses and this SAI.
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS
     The following policies supplement the information pertaining to portfolio instruments of the Fund as set forth in the Prospectuses.
     BB&T EQUITY INDEX FUND. Under normal market conditions, at least 90% of the value of the Master Portfolio’s net assets, including any borrowing for investment purposes, is invested in securities comprising the S&P 500® Index*. The Master Portfolio has also represented that it attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets, before expenses, and the total return of the S&P 500® Index. Notwithstanding the factors described below, perfect (100%) correlation would be achieved if the total return of the Master Portfolio’s net assets increased or decreased exactly as the total return of the S&P 500® Index increased or decreased.
     BORROWING. The Master Portfolio may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Master Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Master Portfolio maintains a segregated account.
     EQUITY SECURITIES. Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally; particular industries, sectors or geographic regions represented in those markets; or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer’s goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the

*	“S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund or Master Portfolio.

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payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.
     FLOATING- AND VARIABLE-RATE OBLIGATIONS. The Master Portfolio may purchase floating- and variable-rate obligations. The Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.
     These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Master Portfolio may invest in obligations that are not so rated only if Barclays Global Fund Advisors (“BGFA”) determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. BGFA, on behalf of the Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Master Portfolio’s portfolio.
     FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS. The Master Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Master Portfolio will generally purchase securities with the intention of acquiring them, the Master Portfolio may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA.
     FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. The Master Portfolio may enter into futures contracts and may purchase and write (i.e. sell) options thereon. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are also subject to market risk (i.e., exposure to adverse price changes). In addition, in employing futures contracts as a hedge against cash market price volatility, futures prices may correlate imperfectly with the prices of securities held by the Master Portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute.
     The Master Portfolio may engage only in futures contract transactions involving: (i) the sale of a futures contract (i.e., a short position) to hedge the value of securities held by the Master Portfolio; (ii) the purchase of a futures contract when the Master Portfolio holds a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the Master Portfolio to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. If the Master Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If, instead, the Master Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, the Master Portfolio will experience gains or losses that correspond generally to gains or losses in the underlying securities.

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     Although the Master Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Master Portfolio to substantial losses. If it is not possible, or if the Master Portfolio determines not to close a futures position in anticipation of adverse price movements, the Master Portfolio will be required to make daily cash payments on variation margin.
     Upon the exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the NAV of the Master Portfolio.
     The Master Portfolio has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5, and, therefore, the Master Portfolio is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
     Stock Index Futures and Options on Stock Index Futures. The Master Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers “shares” of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date — the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. The Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.
     An option on a stock index is similar to an option on stock except that (a) the expiration cycles vary either monthly or quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.
     Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Master Portfolio may sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Master Portfolio’s portfolio securities which are the subject of the transaction.
     Interest-Rate and Index Swaps. The Master Portfolio may enter into interest-rate and index swaps. Interest-rate swaps involve the exchange by the Master Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments on fixed-rate payments). Index swaps involve the exchange by the Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Master Portfolio will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Master Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the Master Portfolio enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

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     The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Master Portfolio. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Master Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Master Portfolio may not receive net amount of payments that the Master Portfolio contractually is entitled to receive.
     Future Developments. The Master Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the Master Portfolio or that are not currently available but which may be developed, to the extent such opportunities are both consistent with the Master Portfolio’s investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, the Master Portfolio will provide appropriate disclosure in its Part A or Part B.
     ILLIQUID SECURITIES. The Master Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Master Portfolio cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.
     INVESTMENT COMPANIES AND EXCHANGE TRADED FUNDS. The Master Portfolio may invest in securities issued by other open-end and closed-end, management investment companies, including investment companies that are affiliated with the Master Portfolio and its advisor, BGFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the Master Portfolio’s total assets with respect to any one investment company and (iii) 10% of the Master Portfolio’s total assets with respect to all such companies in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.
     The Master Portfolio may purchase shares of exchange-traded funds (“ETFs”). Typically, the Master Portfolio would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts — to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Master Portfolio. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Master Portfolio may invest a small portion of its assets in shares of ETFs that are advised by BGFA. BGFA will receive investment advisory fees at both the Master Portfolio level and the ETF level for investments by the Master Portfolio in shares of an ETF advised by BGFA. Because most ETFs are investment companies, the Master Portfolio’s purchases of ETF shares generally are subject to the 3/5/10% limitations described above.
     An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Master Portfolio could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
     LETTERS OF CREDIT. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Master Portfolio may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, as investment adviser, are of comparable quality to issuers of other permitted investments of the Master Portfolio may be used for letter of credit-backed investments.

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     LOANS OF PORTFOLIO SECURITIES. The Master Portfolio may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Master Portfolio may terminate a loan at any time and obtain the return of the securities loaned. The Master Portfolio receives the value of any interest or cash or non-cash distributions paid on the loaned securities.
     With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Master Portfolio is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Master Portfolio is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Master Portfolio or through one or more joint accounts or money market funds, including those managed by BGFA.
     Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Master Portfolio has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Master Portfolio’s securities as agreed, the Master Portfolio may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.
     The Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Master Portfolio’s Board of Trustees. Barclays Global Investors, N.A. (“BGI”) acts as securities lending agent for the Master Portfolio subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.
     REPURCHASE AGREEMENTS. The Master Portfolio may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Master Portfolio will only engage in repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA. Repurchase agreements are considered to be loans by the Master Portfolio under the 1940 Act.
     RESTRICTED SECURITIES. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Master Portfolio. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
     REVERSE REPURCHASE AGREEMENTS. The Master Portfolio may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Master Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Master Portfolio is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Master Portfolio has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Master Portfolio intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Master Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Master Portfolio’s assets. The custodian bank will maintain a separate account for the Master Portfolio with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

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     SECURITIES OF NON-U.S. ISSUERS. The Master Portfolio may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.
     Obligations of Foreign Governments, Supranational Entities and Banks. The Master Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Master Portfolio’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.
     The Master Portfolio may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.
     Foreign Equity Securities and Depositary Receipts. The Master Portfolio’s assets may be invested in the securities of foreign issuers and American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”) of such issuers.
     ADRs and EDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U. S. securities markets and EDRs and CDRs in bearer form are designed for use in Europe. The Master Portfolio may invest in ADRs, EDRs and CDRs through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.
     SHORT-TERM INSTRUMENTS. The Master Portfolio may invest in various money market instruments. Money market instruments are generally short-term investments that may include but are not limited to: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches); (iii) commercial paper; (iv) non-convertible corporate debt securities (e.g., bonds and debentures); (v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market mutual funds, including those managed by BFGA.
     UNRATED, DOWNGRADED AND BELOW INVESTMENT GRADE INVESTMENTS. The Master Portfolio may purchase instruments that are not rated if, in the opinion of the BGFA as investment adviser, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by the Master Portfolio. After purchase by the Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Master Portfolio. Neither event will require a sale of such security by the Master Portfolio provided that the amount of such securities held by the Master Portfolio does not exceed 5% of the Master Portfolio’s net assets. To the extent the ratings given by Moody’s or S&P may

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change as a result of changes in such organizations or their rating systems, the Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Part A and in this Part B. The ratings of Moody’s and S&P are more fully described in the Appendix to this Part B.
     The Master Portfolio is not required to sell downgraded securities, and the Master Portfolio could hold up to 5% of its net assets in debt securities rated below “Baa” by Moody’s or below “BBB” by S&P or if unrated, low quality (below investment grade) securities.
     Although they may offer higher yields than do higher rated securities, low rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Master Portfolio’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily NAV of the Master Portfolio’s interests.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of the Master Portfolio to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Master Portfolio held exclusively higher rated or higher quality securities.
     Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Master Portfolio may incur additional expenses to seek recovery.
     U.S. GOVERNMENT OBLIGATIONS. The Master Portfolio may invest in various types of U.S. Government obligations. A U.S. Government obligation is a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (i.e., GNMA) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (i.e., FNMA), Federal Home Loan Mortgage Corporation (i.e., FHLMC) or Federal Home Loan Bank (i.e., FLHB) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
     WARRANTS. The Master Portfolio may invest up to 5% of net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), including not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation’s capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Master Portfolio may only purchase warrants on securities in which it may invest directly.

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RISK CONSIDERATIONS
     GENERAL. Since the investment characteristics and, therefore, investment risks directly associated with such characteristics of the Fund correspond to those of the Master Portfolio, the following is a discussion of the risks associated with the investments of the Master Portfolio.
     EQUITY SECURITIES. The equity investments of the Master Portfolio are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.
     DEBT SECURITIES. The debt instruments in which the Master Portfolio invests are subject to credit and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Master Portfolio invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Master Portfolio invests. The value of the debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. The Master Portfolio’s exposure to interest-rate risk will increase to the extent the Master Portfolio’s assets are invested in long-term bonds, because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than short-term securities. Although some of the Master Portfolio’s securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Master Portfolio’s daily NAV is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.
     FOREIGN SECURITIES. Investing in the securities of issuers in any foreign country, including through ADRs, EDRs and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Master Portfolio’s performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.
     TRACKING ERROR RISK. Certain factors may affect BGFA’s ability to achieve close correlation with the index that the Master Portfolio tracks, such as rounding of prices and changes to an index and regulatory policies. Therefore, the return of the Master Portfolio may deviate from that of the index.
     OTHER INVESTMENT CONSIDERATIONS. The Master Portfolio may enter into transactions in the futures contracts and options on futures contracts, each of which involves risk. The futures contracts and options on futures contracts that the Master Portfolio may purchase may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. In addition, in the event that the marked-to-market value of any over-the-counter derivative transaction(s) entered into by the Master Portfolio gives rise to negative exposure (that is, if the relevant derivative transaction(s) were to be terminated, the Master Portfolio would owe money to the counterparty), the Master Portfolio may be required to post collateral to its counterparty in order to reduce or eliminate that negative exposure, which may have an adverse impact on the Master Portfolio’s performance.
MASTER/FEEDER STRUCTURE
     The Fund seeks to achieve its investment objective by investing all of its assets into the Master Portfolio of MIP. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund

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incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIP itself is unable to meet its obligations. Accordingly, the Fund’s Board of Trustees believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Fund’s Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.
     The Fund may withdraw its investment in the Master Portfolio only if the Fund’s Board of Trustees determines that such action is in the best interests of the Fund and its shareholders. Upon any such withdrawal, the Fund’s Adviser, under the general supervision of the Board, would consider alternative investments, including investing all of the Fund’s assets in another investment company with the same investment objective as the Fund or for the Adviser to assume active management of the Fund’s assets in accordance with the investment policies described below with respect to the Master Portfolio.
     The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding interests. Certain policies of the Master Portfolio which are non-fundamental may be changed by vote of a majority of MIP’s Trustees without interestholder approval. If the Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund also may elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund’s portfolio in accordance with its objective. In the latter case, the Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund. The Fund will provide shareholders with 30 days’ written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.
INVESTMENT RESTRICTIONS
     FUNDAMENTAL POLICIES OF THE FUND. Except as provided otherwise, the following investment restrictions may be changed with respect to the Fund only by a vote of a majority of the outstanding Shares of the Fund (as defined under “GENERAL INFORMATION — Miscellaneous” in this SAI).
The Fund:
1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
2. May not concentrate investments in a particular industry or group of industries, or within any one state as concentration is defined under the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, except that there shall be no limitation with respect to investments in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period.
3. May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
4. May lend or borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
6. May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
7. May pledge, mortgage or hypothecate any of its assets to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

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8. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.
     NON-FUNDAMENTAL POLICIES OF THE FUND. The fundamental limitations of the Fund have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Fund also has adopted non-fundamental limitations, set forth below, which in some instances may be more restrictive than the Fund’s fundamental limitations. Any changes in the Fund’s non-fundamental limitations will be communicated to the Fund’s shareholders prior to effectiveness.
The Fund may not:
1. Acquire more than 10% of the voting securities of any one issuer. This limitation applies to only 75% of the Fund’s assets.
2. Invest in companies for the purpose of exercising control.
3. Borrow money, except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets and except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 20% of the value of its total assets at the time of such borrowing. To the extent that such borrowing exceeds 5% of the value of the Fund’s assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.
4. Purchase or sell real estate, real estate limited partnership interest, commodities or commodities contracts (except that the Fund may invest in futures contracts and options on futures contracts, as disclosed in the prospectuses) and interest in a pool of securities that are secured by interests in real estate. However, subject to their permitted investments, the Fund may invest in companies which invest in real estate, commodities or commodities contracts.
5. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.
6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.
7. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.
8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.
     FUNDAMENTAL OPERATING POLICIES OF THE MASTER PORTFOLIO. The Master Portfolio is subject to the following fundamental investment limitations which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding voting securities. To obtain approval, a majority of the Master Portfolio’s outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting securities.
     The Master Portfolio may not:
1. Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio’s investment in that industry would equal or exceed 25% of the current value of the Master Portfolio’s total assets, provided that this restriction does not limit the Master Portfolio’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that

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the Master Portfolio reserves the right to concentrate in any industry in which the S&P 500® Index becomes concentrated to approximately the same degree during the same period.
2. Purchase the securities of any single issuer if, as a result, with respect to 75% of the Master Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.
3. Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.
4. Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.
5. Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute and underwriting for purposes of this paragraph.
6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
7. Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.
8. Purchase securities on margin, but the Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.
     NON-FUNDAMENTAL POLICIES OF THE MASTER PORTFOLIO. The Master Portfolio has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of the Master Portfolio, at any time.
The Master Portfolio may:
1. Invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio’s investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio’s total assets with respect to any one investment company, and (iii) 10% of the Master Portfolio’s total assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.
2. Not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.
3. Lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

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4. Not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.
5. The Master Portfolio will provide interestholders with at least 60 days’ notice of any change to the Master Portfolio’s non-fundamental policy to invest at least 90% of the value of the Master Portfolio’s net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.
     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.
PORTFOLIO TURNOVER
     Portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. The Fund expects to remain fully invested in the Master Portfolio, therefore, there will be little to no portfolio turnover. The portfolio turnover rate for the Master Portfolio generally is not expected to exceed 50%, and for the fiscal years ended December 31, 2006 and 2005, it was 14% and 10%, respectively.
     High turnover rates will generally result in higher transaction costs to the Fund and Master Portfolio and may result in higher levels of taxable realized gains (including short-term taxable gains generally taxed at ordinary income tax rates) to the Fund’s shareholders. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. A higher portfolio turnover rate may lead to increased taxes and transaction costs. Portfolio turnover will not be a limiting factor in making investment decisions. See “Additional Tax Information.”
VALUATION
     Typically, securities held by the Fund are valued by the Master Portfolio, as discussed below. In the event that the Fund values securities, the following procedures apply. Except as noted below, investments of the Fund in securities the principal market for which is a securities exchange or an over-the-counter market are valued at their latest available sale price (except for those securities traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price) or, absent such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded.
     Securities the principal market for which is not a securities exchange are valued at the latest bid quotations in such principal market. Securities and other assets for which quotations are not readily available are valued at their fair value as determined by the BB&T Fund’s Pricing Committee in their best judgment pursuant to procedures established by and under the general supervision of the Board of Trustees and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board. The Pricing Committee, as designated by the Board of Trustees, is comprised of employees of the Adviser and/or its affiliates. Pricing determinations require an affirmative vote of a majority of the Pricing Committee.
     Short-term securities are valued at either amortized cost or original cost plus interest, which approximates current value. Repurchase Agreements are valued at original cost. Open ended mutual fund investments will be valued at the most recently calculated NAV. Closed end mutual funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded.
     The value of a foreign security is determined in its national currency, which value is then converted into its U.S. dollar equivalent at the prevailing foreign rate. When the closing price is not an accurate representation of value due to events that have occurred after the closing of the primary exchange and prior to the time of net asset value (“NAV”) calculations (hereinafter, a “Significant Event”), then a market quotation is deemed to not be readily available and the fair value of affected securities will be determined by consideration of other factors by the Pricing Committee as detailed in the BB&T Funds Security Valuation Procedures. An example of a frequently occurring Significant Event is a movement in the U.S. equity markets. The Pricing Committee may predetermine the level of such a movement that will constitute a Significant Event (a “Trigger”) and preauthorize the Fund’s Accounting Agent to utilize a pricing service authorized by the Board (a “Fair Value Pricing Service”) that has been designed to determine a fair value. On a day

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when a Fair Value Pricing Service is so utilized pursuant to a preauthorization, the Pricing Committee need not meet (and, therefore, will not produce minutes). The Pricing Committee, however, will determine the fair value of securities effected by a Significant Event where either (i) the Pricing Committee has not authorized the use of a Fair Value Pricing Service, or (ii) where the Significant Event is other than a movement in the U.S. equity markets that qualifies as a Trigger.
     Securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished through a national pricing service approved by the Board of Trustees. Securities for which market quotations are not readily available and other assets will be valued at fair value using methods determined in good faith by the Pricing Committee under the supervision of the Trustees and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board.
     S&P 500 Index Master Portfolio. The securities of the Master Portfolio are valued as discussed below. In calculating the Master Portfolio’s NAV, the Master Portfolio’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.
     In the event that current market valuations are not readily available or such valuations do not reflect current market prices, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Master Portfolio’s Board of Trustees. The frequency with which the Master Portfolio’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Master Portfolio invests pursuant to its investment objective, strategies and limitations.
     Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a Significant Event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Master Portfolio’s NAV is computed and that may materially affect the value of the Master Portfolio’s investments). Examples of events that may be “Significant Events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.
     Valuing the Master Portfolio’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate the Master Portfolio’s NAV and the prices used by the Master Portfolio’s benchmark index, which, in turn, could result in a difference between the Master Portfolio’s performance and the performance of the Master Portfolio’s benchmark index.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
     Each class of Shares of the Fund is sold on a continuous basis by BB&T AM Distributors, Inc. or other financial service providers approved by the Distributor (the “Distributor”). In addition to purchasing Shares directly from the Distributor, Class A, Class B, Class C Shares, and Institutional Shares may be purchased through procedures established by the Distributor in connection with the requirements of accounts at Branch Banking and Trust Company (“BB&T”), or BB&T’s affiliated or correspondent banks. Customers purchasing Shares of the Fund may include officers, directors, or employees of BB&T or BB&T’s affiliated or correspondent banks.
PURCHASE OF CLASS A, CLASS B, AND CLASS C SHARES
     As stated in the Class A, Class B and Class C Prospectus, the public offering price of Class A Shares of the Fund is its NAV next computed after an order is received, plus a sales charge which varies based upon the quantity purchased. The public offering price of such Class A Shares is calculated by dividing NAV by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase. The offering price is rounded to two decimal places each time a computation is made. The sales charge scale set forth in the Class A, Class B and Class C Prospectus applies to purchases of Class A Shares of the Fund by a purchaser (a “Purchaser”).

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     Class B and Class C Shares of the Fund are sold at their NAV per share, as next computed after an order is received. However, as discussed in the Class A, Class B, and Class C Prospectus, the Class B and Class C Shares are subject to a contingent deferred sales charge (“CDSC”) if they are redeemed prior to the sixth and first anniversary of purchase respectively. Such Class B shares may be exchanged for Class B Shares of any other BB&T Fund through the Auto Exchange Plan (see “Auto Exchange Plan”). In addition, as of May 1, 2007, a CDSC is applicable to redemptions within two years of purchase for investments of $1 million or more.
     Shares of the Fund sold to a bank, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (hereinafter referred to individually as “Participating Organizations”) acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the Participating Organizations. With respect to Shares so sold, it is the responsibility of the Participating Organization to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Participating Organizations and reflected in the account statements provided by the Participating Organizations to customers. Depending upon the terms of a particular customer account, a Participating Organization or Bank may charge a customer’s account fees for services provided in connection with investment in the Fund.
     In the case of orders for the purchase of Shares placed through a broker-dealer, the public offering price will be the NAV as so determined plus any applicable sales charge, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits to the Fund by the Valuation Time. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to do so, the investor’s right to that day’s closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the NAV determined as of the Valuation Time for the next Business Day.
     Every shareholder will be mailed a confirmation of each new transaction in the shareholder’s account. In the case of Class A, Class B, and Class C Shares held of record by a Participating Organization but beneficially owned by a customer, confirmations of purchases, exchanges and redemptions of Class A, Class B, and Class C Shares by a Participating Organization will be sent to the customer by the Participating Organization. Certificates representing Shares will not be issued.
     AUTO INVEST PLAN. BB&T Funds Auto Invest Plan enables shareholders to make regular purchases of Class A, Class B, and Class C Shares through automatic deduction from their bank accounts. With shareholder authorization, the Fund’s transfer agent will deduct the amount specified (subject to the applicable minimums) from the shareholder’s bank account and will automatically invest that amount in Class A, Class B, or Class C Shares at the public offering price on the date of such deduction.
     For a shareholder to change the Auto Invest instructions or to discontinue the feature, the request must be made in writing to BB&T Funds, P.O. Box 9762, Providence, Rhode Island 02940-9762. The Auto Invest Plan may be amended or terminated without notice at any time by the Distributor.
     BB&T FUNDS INDIVIDUAL RETIREMENT ACCOUNT (“IRA”). A BB&T Funds IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program by purchasing Class A, Class B or Class C Shares for an IRA. BB&T Funds IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986 and Taxpayer Relief Act of 1997, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.
     All BB&T Funds IRA distribution requests must be made in writing to BB&T AM Distributors, Inc. Any additional deposits to a BB&T Funds IRA must distinguish the type and year of the contribution.
     For more information on a BB&T Funds IRA call BB&T Funds at 1-800-228-1872. Shareholders are advised to consult a tax adviser on BB&T Funds IRA contribution and withdrawal requirements and restrictions.
SALES CHARGES
     As BB&T Funds’ principal underwriter, the Distributor acts as principal in selling Class A, Class B, and Class C Shares of the Funds to dealers. The Distributor re-allows the applicable sales charge as dealer discounts and brokerage commissions. The Distributor may retain 0.25% of the sales charge it receives. The Distributor will pay the remaining sales charge to dealers. As a result, broker-dealers that sell shares of BB&T Funds may receive more revenue from the sale of BB&T Funds than from the sale of other mutual funds offered by such firms. Under federal securities laws, a broker or dealer who receives a reallowance in excess of

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90% of the sales charge may be deemed to be an “underwriter” for purposes of the 1933 Act. From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.
     The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Class A Shares of the Fund. The maximum cash compensation payable by the Distributor is 5.75% of the public offering price of Class A Shares. In addition, the Adviser may provide financial assistance to financial intermediaries (including, but not limited to, broker dealers, shareholder servicing agents, and financial advisors) in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or broker dealer-sponsored special events. Financial intermediaries may not use sales of the Fund’s Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Financial intermediaries are not permitted to delay the placement of orders to benefit themselves by a price change.
     The sales charges set forth in the table in the Class A, Class B, and Class C Prospectus are applicable to purchases made at one time by any Purchaser, which includes: (i) an individual, his or her spouse and children under the age of 21; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or (iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a lower sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one discrete account which identifies the Purchasers.
     In determining whether a particular redemption is subject to a CDSC, it is assumed that the redemption is first of any Class A Shares, then of any Class C Shares, and then of any Class B Shares in the shareholder’s Fund account (unless the shareholder elects to redeem in a different order) or Shares representing capital appreciation, next of Shares acquired pursuant to reinvestment of dividends and capital gain distributions, and finally of other Shares held by the shareholder for the longest period of time. This method should result in the lowest possible sales charge.
SALES CHARGE REDUCTIONS AND WAIVERS
     Certain sales of Class A Shares are made without a sales charge, as described in the Fund’s Class A, Class B, and Class C Prospectus under the caption “Sales Charge Waivers,” to promote goodwill with employees and others with whom the Distributor, BB&T and/or BB&T Funds have business relationships, and because the sales effort, if any, involved in making such sales is negligible. However, as of May 1, 2007, a CDSC is applicable to redemptions within two years of purchase for investments of $1 million or more. In addition, effective September 25, 2007, a CDSC of up to 1.00% of the purchase price will be charged to the following shareholders who received a sales charge waiver and then redeem their shares within two years after purchase: (i) employees of BB&T Funds, BB&T and its affiliates and (ii) shareholders who purchased shares with proceeds from redemptions from another mutual fund complex within 60 days of redemption if a sales charge was paid on such shares. This CDSC will be based on the lower of the cost of the shares or their NAV at the time of redemption.
     LETTER OF INTENT. Any Purchaser may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such Purchaser to invest a certain amount in Class A Shares of any of the Variable NAV Funds, i.e., those Funds which charge a sales charge, within a period of 13 months. Each purchase of Shares under a Letter of Intent will be made at the public offering price plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A Shares made not more than 90 days prior to the date such Purchaser signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. When a Purchaser enters into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the sales charge will be adjusted and used to purchase additional Shares of the Fund at the then current public offering price at the end of the 13 month period. This program may be modified or eliminated at any time or from time to time by BB&T Funds without notice. A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Class A Shares, whether paid in cash or reinvested in additional Class A Shares are not subject to escrow. The escrowed Class A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than

17

the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charges will be used to purchase additional Class A Shares subject to the rate of sales charge applicable to the actual amount of the aggregate purchases at the NAV next calculated.
     For further information, interested investors should contact the Distributor. Letter of Intent privileges may be amended or terminated without notice at any time by the Distributor.
     CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION. A Purchaser (as defined above) may qualify for a reduced sales charge by combining concurrent purchases of Class A Shares of one or more of the Variable NAV Funds or by combining a current purchase of Class A Shares of a Variable NAV Fund with prior purchases of Shares of any Variable NAV Fund. The applicable sales charge is based on the sum of (i) the Purchaser’s current purchase of Class A Shares of any Variable NAV Fund sold with a sales charge plus (ii) the then current NAV of all Class A Shares held by the Purchaser in any Variable NAV Fund. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must at the time of purchase provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.
     Proceeds from the CDSC and the distribution and shareholder service fees under the Distribution Plan are payable to the Distributor to defray the expenses of advance brokerage commissions and expenses related to providing distribution-related and shareholder services to the Fund in connection with the sale of the Class B and Class C Shares, such as the payment of compensation to dealers and agents selling Class B and Class C Shares. A dealer commission of 4.00% of the original purchase price of the Class B Shares of the Fund and of 1.00% of the original purchase price of the Class C Shares of the Fund will be paid to financial institutions and intermediaries. However, the Distributor may, in its sole discretion, pay a higher dealer commission.
     CLASS B AND CLASS C SHARES. The CDSC is waived on redemption of Shares: (i) following the death or disability (as defined in the Code (as defined below)) of a shareholder or a participant or beneficiary of a qualifying retirement plan if redemption is made within one year of such death or disability; (ii) to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other qualifying retirement plan to a shareholder who has attained the age of 70 1/2; and (iii) provided that the shareholder withdraws no more than 12% of the account value annually using the Auto Withdrawal Plan Feature. A shareholder or his or her representative should contact the Transfer Agent to determine whether a retirement plan qualifies for a waiver and must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. In addition, the following circumstances are not deemed to result in a “redemption” of Class B or Class C Shares for purposes of the assessment of a CDSC, which is therefore waived: (i) plans of reorganization of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party; and (ii) exchanges for Class B Shares or Class C Shares of other Funds of BB&T Funds as described under “Exchange Privilege.”
     For purposes of conversion to Class A Shares, shares received as dividends and other distributions paid on Class B Shares in a shareholder’s Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in a shareholder’s Fund account (other than those in the sub-account) convert to Class A Shares, a pro-rata portion of the Class B Shares in the sub-account will also convert to Class A Shares.
     If a shareholder effects one or more exchanges among Class B Shares of the Funds of BB&T Funds during the eight-year period, BB&T Funds will aggregate the holding periods for the shares of each Fund of BB&T Funds for purposes of calculating that eight-year period. Because the per share NAV of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, a shareholder may receive fewer Class A Shares than the number of Class B Shares converted, although the dollar value will be the same.
EXCHANGE PRIVILEGE
     Institutional Shares. Class A, Class B or Class C Shares may be exchanged for Institutional Shares of the Fund if an investor becomes eligible to purchase Institutional Shares. Institutional Shares may be exchanged for Class A Shares of the Fund if an investor ceases to be eligible to purchase Institutional Shares.
     Class B. Class B Shares of each Fund may be exchanged for Class B Shares of the other Funds on the basis of relative NAV per Class B Share, without the payment of any CDSC which might otherwise be due upon redemption of the outstanding Class B Shares.

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     For purposes of computing the CDSC that may be payable upon a disposition of the newly acquired Class B Shares, the holding period for outstanding Class B Shares of the Fund from which the exchange was made is “tacked” to the holding period of the newly acquired Class B Shares. For purposes of calculating the holding period applicable to the newly acquired Class B Shares, the newly acquired Class B Shares shall be deemed to have been issued on the date of receipt of the shareholder’s order to purchase the outstanding Class B Shares of the Fund from which the exchange was made.
     Class C. Class C Shares of each Fund may be exchanged for Class C shares of the other Funds on the basis of relative NAV per Class C Share, without the payment of any CDSC which might otherwise be due upon redemption of the outstanding Class C Shares.
     For purposes of computing the CDSC that may be payable upon a disposition of the newly acquired Class C Shares, the holding period for outstanding Class C Shares of the Fund from which the exchange was made is “tacked” to the holding period of the newly acquired Class C Shares. For purposes of calculating the holding period applicable to the newly acquired Class C Shares, the newly acquired Class C Shares shall be deemed to have been issued on the date of receipt of the shareholder’s order to purchase the outstanding Class C Shares of the Fund from which the exchange was made.
     ADDITIONAL INFORMATION. An exchange is considered a sale of Shares and will result in a capital gain or loss for federal income tax purposes, which, in general, is calculated by netting the shareholder’s tax cost (or “basis”) in the Shares surrendered and the value of the Shares received in the exchange. If a shareholder exchanges Class A Shares within 90 days of acquiring them and if a sales charge is waived on the exchange, for purposes of measuring the capital gain or loss on the exchange, the shareholder’s basis in the surrendered Shares is reduced by the lesser of (i) the sales charge paid for the surrendered shares or (ii) the amount of the sales charge that is waived on the exchange.
     If not selected on the Account Registration form, the shareholder will automatically receive Exchange privileges. A shareholder wishing to exchange Class A, Class B or Class C Shares purchased through a Participating Organization or Bank may do so by contacting the Participating Organization or Bank. If an exchange request in good order is received by the Distributor or the Transfer Agent by 12:00 noon (Eastern Time) on any Business Day, the exchange usually will occur on that day.
MATTERS AFFECTING REDEMPTION
     Redemption By Mail. A written request for redemption must be received by BB&T Funds in order to constitute a valid tender for redemption from an IRA. Also, the signature on the written request must be guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 if (a) a redemption check is to be payable to anyone other than the Owner(s) of record or (b) a redemption check is to be mailed to the Owner(s) at an address other than the address of record (c) the Owner(s) address of record has changed within the last ten (10) business days or (d) the redemption proceeds are being transferred to another Fund account with a different registration or (e) the redemption proceeds are being wired to bank instructions currently not on the account. The Distributor reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. Proceeds may be mailed to the address of record or sent electronically or mailed to a previously designated bank account without a signature guarantee. See “Redemption by Telephone” for further discussion on sending proceeds to your bank account.
     Redemption by Telephone. Shares may be redeemed by telephone if the shareholder selected that option on the Account Registration Form. A shareholder may have the proceeds mailed to the address of record or sent electronically or mailed directly to a domestic commercial bank account previously designated by the shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such electronic redemption requests may be made by the shareholder by telephone to the Transfer Agent. The Transfer Agent may reduce the amount of a wire redemption payment by its then-current wire redemption charge. Such charge is currently being waived. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call BB&T Funds at 1-800-228-1872. If not selected on the Account Registration form, the shareholder will automatically receive telephone redemption privileges. None of the Distributor, BB&T Funds’ transfer agent, BB&T Asset Management, Inc. (“BB&T Asset Management”) or BB&T Funds will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with BB&T Funds’ telephone transaction procedures, upon instructions reasonably believed to be genuine. BB&T Funds will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine; if these procedures are not followed, BB&T Funds may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending

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confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder’s account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, shareholders may also mail the redemption request to BB&T Funds.
     BB&T Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the “Exchange”) is restricted by applicable rules and regulations of the SEC, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by BB&T Funds of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Fund to determine the value of its total net assets.
     BB&T Funds may redeem any class of Shares involuntarily if redemption appears appropriate in light of BB&T Funds’ responsibilities under the 1940 Act.
     AUTO WITHDRAWAL PLAN. BB&T Funds Auto Withdrawal Plan enables shareholders to make regular redemptions of Class A Shares, Class B Shares, and Class C Shares of the Fund. With shareholder authorization, the Fund’s transfer agent will automatically redeem Class A Shares, Class B Shares, and Class C Shares at the NAV of the Fund on the dates of withdrawal and have the amount specified transferred according to the instructions of the shareholder.
     Purchase of additional Class A Shares concurrent with withdrawals may be disadvantageous to certain shareholders because of tax liabilities.
     To participate in the Auto Withdrawal Plan, shareholders should complete a supplemental sign-up form that can be acquired by calling the Distributor. For a shareholder to change the Auto Withdrawal instructions or to discontinue the feature, the request must be made in writing to BB&T Funds, P.O. Box 9762, Providence, Rhode Island 02940-9762. The Auto Withdrawal Plan may be amended or terminated without notice at any time by the Distributor.
     PAYMENTS TO SHAREHOLDERS. Redemption orders are effected at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment to shareholders for shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, BB&T Funds will attempt to honor requests from shareholders for next Business Day payments upon redemptions of Shares if the request for redemption is received by the Transfer Agent before the last Valuation Time on a Business Day or, if the request for redemption is received after the last Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to BB&T Funds or the shareholders of the Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.
ADDITIONAL TAX INFORMATION
     The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Internal Revenue Code of 1986, as amended (“the Code”), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.
     It is the policy of the Fund to elect to be treated to qualify each year as a regulated investment company under Subchapter M of the Code. Regulated investment companies are subject to a federal excise tax if they do not distribute substantially all of their income on a timely basis. The Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all its net investment income and net realized capital gains each year.
     In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) each taxable year distribute at least 90% of the sum of its investment company taxable income (as that term is defined in

20

the Code) without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of its net short-term capital gains over its net long-term capital losses) and net tax-exempt interest income, for such year; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of its total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). For purposes of meeting this diversification requirement, in the case of the Fund’s investments in loan participations the issuer may be the financial intermediary or the borrower.
     In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Also, for purposes of meeting the diversification requirement described in (c) above, in the case of the Fund’s investment in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan participation as an issuer. Finally, for purposes of (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.
     If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).
     From time to time, BGFA may find it necessary to make certain types of investments for the purpose of ensuring that the Master Portfolio, and therefore the Fund, continues to qualify for treatment as a regulated investment company under the Code. For purposes of complying with these qualification requirements the Fund will be deemed to own a proportionate share of the Master Portfolio.
     The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income (which is retained by the Fund) will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.
     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.
     A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year plus any undistributed amounts from prior years. For the foregoing purposes, the Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. If distributions during a calendar year by the Fund were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency. The Fund intends generally

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to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.
     Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which their agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. Furthermore, in order to requalify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
     The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
     DISTRIBUTIONS. Distributions from the Fund (other than exempt-interest dividends, if any) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder owned his or her Shares. Distributions of net capital gains, if any, from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends, will be taxable as long-term capital gains (generally subject to a 15% tax rate, with lower rates applying to taxpayers in the 10% and 15% rate brackets, through December 31, 2008). Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.
     If the Fund receives dividends from the Master Portfolio, and the Master Portfolio designates such dividends as derived from “qualified dividend income,” then the Fund may in turn designate a portion of its distributions as derived from “qualified dividend income”, provided holding period and other requirements are met at each of the Master Portfolio, Fund, and shareholder levels. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gains. A dividend will not be treated as qualified dividend income (at either the Master Portfolio, Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (3) if the recipient elects to have the dividend income treated as investment interest; or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States), or (b) treated as a passive foreign investment company.
     To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain.
     If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.
     The Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The

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Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.
     Distributions are taxable to a shareholder of the Fund even if they are paid from income or gains earned by the Fund prior to the shareholder’s investment (and thus were included in the price paid by the shareholder). Distributions from capital gains are generally made after applying any capital loss carryovers. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional Shares or elects to receive them in cash.
     Any distributions that are not from the Fund’s investment company taxable income or net capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. A return of capital is not taxable, but it reduces the shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on subsequent taxable dispositions by each shareholder of his or her shares.
     Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.
     Dividends received by a shareholder of the Fund that are derived from the Fund’s investments in U.S. Government Securities may not be entitled to the exemption from state and local income that would be available if the shareholder had purchased U.S. Government Securities directly. Shareholders are advised to consult their tax adviser concerning the application of state and local taxes to distributions received from the Fund.
     Shareholders will be advised at least annually as to the amount and federal income tax character of distributions made during the year.
     Dividends are generally taxable in the taxable year received. However, dividends declared in October, November or December to shareholders of record during such a month and paid during the following January are treated for tax purposes as if they were received by each shareholder on December 31 of the year in which the dividends were declared.
     Dividends will generally be taxable to a shareholder as ordinary income to the extent of the shareholder’s ratable share of the earnings and profits of the Fund as determined for tax purposes. Shareholders who are not subject to tax on their income generally will not have to pay federal income tax on amounts distributed to them. Certain dividends paid by the Fund, and so-designated by the Fund, may qualify for the 70% dividends received deduction for corporate shareholders. A dividend received by the Fund will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be “debt-financed”, (ii) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such shares become ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock), or (iii) to the extent that the Fund is under an obligation to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its Shares of the Fund or (ii) by application of the Code.
     Because the Fund will invest substantially all of its assets in the Master Portfolio, its distributable income and gains will normally consist entirely of distributions from the Master Portfolio and gains and losses on the disposition of shares of the Master Portfolio. To the extent that the Master Portfolio realizes net losses on its investments for a given taxable year, the Fund will not receive any tax benefit from its shares of those losses until either it disposes of shares of the Master Portfolio or the Master Portfolio uses those losses to reduce capital gains it is required to distribute. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of Master Portfolio shares against its ordinary income (including distributions of any net short-term capital gains realized by the Master Portfolio). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the Master Portfolio, rather than investing in shares of the Master Portfolio.

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     REDEMPTION, SALE OR EXCHANGE OF SHARES. Upon the disposition of Shares of the Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares.
     If a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis for the newly purchased shares will be adjusted to reflect the disallowed loss.
     Under Treasury regulations, if a shareholder recognizes a loss with respect to common shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
     Depending on the Fund’s percentage ownership in the Master Portfolio both before and after a redemption of Master Portfolio shares, the Fund’s redemption of shares of the Master Portfolio may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the Master Portfolio. This would be the case where the Fund holds a significant interest in the Master Portfolio and redeems only a small portion of such interest.
     BACKUP WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the proceeds of Share sales, exchanges, or redemptions made by, and the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.
     In order for foreign investors to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers with respect to the potential application of these regulations.
     HEDGING. The Fund’s transactions in futures contracts, options, and foreign-currency-denominated securities, and certain other investment and hedging activities of the Fund, will be subject to special tax rules (including “mark-to-market,” “straddle,” “wash sale,” “constructive sale,” and “short sale” rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s assets, convert short-term capital losses into long-term capital losses, convert long-term capital gains into short-term capital gains, and otherwise affect the character of the Fund’s income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to shareholders. The Fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Fund.
     Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between the Fund’s book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to

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the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange or a capital asset. If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.
     FOREIGN TAXES, FOREIGN CURRENCY DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. Income received by the Fund from sources within foreign countries may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Shareholders will not generally be entitled to claim a credit or deduction with respect to foreign taxes.
     The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
     Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”), if any, could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax by making an election to mark such investments to market annually or to treat the PFIC as a “qualified electing fund” (“QEF”). If the Fund makes a QEF election, the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. If the Fund makes an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year, such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
     A PFIC is any foreign corporation: (i) 75 percent of more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.
     NON-U.S. SHAREHOLDERS. In general, dividends (other than capital gain dividends) paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However effective for taxable years of the Fund beginning before January 1, 2008, the Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.
          In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their account.

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     If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.
     A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.
     If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.
          A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.
     GENERAL CONSIDERATIONS. Information set forth in the Prospectuses and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting U.S. purchasers of Shares of the Fund. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of the Fund are urged to consult their tax advisers with specific reference to their own tax situation (especially with respect to foreign, state or local taxation). In addition, the tax discussion in the Prospectuses and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative or administrative action.
     Special tax rules apply to investments through defined contribution plans and other tax-qualified retirement plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

26

MANAGEMENT OF BB&T FUNDS
TRUSTEES
     The Fund is managed under the direction of the Board of Trustees. Subject to the provisions of the Declaration of Trust, By-laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of Fund officers.
     The Trustees and officers of the BB&T Funds, their ages, the position they hold with the BB&T Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street Mall, Raleigh, North Carolina 27601.
THE FOLLOWING TABLE SHOWS INFORMATION FOR TRUSTEES WHO ARE NOT “INTERESTED PERSONS” OF BB&T FUNDS AS DEFINED IN THE 1940 ACT:

	POSITION(S)			NUMBER OF
	HELD			PORTFOLIOS
	WITH BB&T	TERM OF		OVERSEEN IN	DIRECTORSHIPS
	EQUITY INDEX	OFFICE/	PRINCIPAL OCCUPATION	FUND	HELD OUTSIDE
NAME, ADDRESS		LENGTH OF	DURING THE	COMPLEX BY	THE
AND AGE	FUND	TIME SERVED	PAST 5 YEARS	TRUSTEE	FUND COMPLEX

Thomas W. Lambeth 700 Yorkshire Road Winston-Salem, NC 27106 Birthdate: 01/35	Trustee, Chairman of the Board of Trustees	Indefinite, 8/92 — present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation; From 1978 to January 2001, Executive Director, Z. Smith Reynolds Foundation.	30	None

Drew T. Kagan Montecito Advisors, Inc. 810 N. Jefferson St., Ste 101 Lewisburg, WV 24901 Birthdate: 02/48	Trustee	Indefinite, 8/00 — present	From December 2003 to present, President and Director, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	30	None

Laura C. Bingham Peace College Office of the President 15 East Peace Street Raleigh, NC 27604-1194 Birthdate: 11/56	Trustee	Indefinite, 2/01 — present	From July 1998 to present, President of Peace College.	30	None

Douglas R. Van Scoy 841 Middle St. Sullivans Island, SC 26481 Birthday: 11/43	Trustee	Indefinite, 5/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Deputy Director of Private Client Group and Senior Executive Vice President.	30	None

James L.Roberts P.O. Box 4165 Breckenridge, CO 80424 Birthday: 11/42	Trustee	Indefinite, 11/04 — Present	Retired; from November 2006 to present, Director, Grand Mountain Bancshares, Inc., from January 1999 to December 2003, President, CEO and Director, Covest Bancshares, Inc.	30	None

27

THE FOLLOWING TABLE SHOWS INFORMATION FOR TRUSTEES WHO ARE “INTERESTED PERSONS” OF BB&T FUNDS AS DEFINED IN THE 1940 ACT:

NUMBER OF
				PORTFOLIOS	OTHER
	POSITION(S) HELD	TERM OF OFFICE/	PRINCIPAL OCCUPATION	OVERSEEN IN FUND	DIRECTORSHIPS
	WITH BB&T	LENGTH OF	OUTSIDE THE	COMPLEX BY	HELD BY
NAME, ADDRESS AND AGE	EQUITY INDEX FUND	TIME SERVED	PAST 5 YEARS	TRUSTEE	DIRECTOR
* Keith F. Karlawish BB&T Asset Management 434 Fayetteville Street Mall P.O. Box 29575 Raleigh, NC 27626-0575 Birthdate: 08/64	Trustee	Indefinite, 6/06 — Present	Member, Governing Board, Sterling Capital LLC; from May 2002 to present, President, BB&T Asset Management; from 1996 to 2002, Senior Vice President and Director of Fixed Income, BB&T Asset Management.	30	None
*Mr. Karlawish is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Karlawish is an “interested person” because he owns shares of BB&T Corporation and is the President of BB&T Asset Management, the Adviser.
     The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BB&T Asset Management, PFPC Inc., the Distributor or Branch Banking and Trust Company receives any compensation from BB&T Funds for acting as a Trustee.
     The officers of BB&T Funds (except the Chief Compliance Officer) receive no compensation directly from BB&T Funds for performing the duties of their offices. PFPC Inc. receives fees from BB&T Asset Management for acting as Sub-Administrator and from BB&T Funds for acting as Transfer Agent and for providing fund accounting services to BB&T Funds.
     Mr. Ward serves as Chief Compliance Officer. The Chief Compliance Officer’s compensation is reviewed and approved by the Board and paid by BB&T Asset Management, subject to an Administration Agreement between BB&T Asset Management and the Trust. The fee paid pursuant to the Administration Agreement by BB&T Funds is not indicative of the total compensation received by Mr. Ward.
THE FOLLOWING TABLE SHOWS INFORMATION FOR OFFICERS OF BB&T FUNDS:

(5)
NUMBER OF
		(3)		PORTFOLIOS	(6)
	(2)	TERM OF		IN FUND	OTHER
	POSITION(S)	OFFICE AND	(4)	COMPLEX	DIRECTORSHIPS
(1)	HELD WITH	LENGTH OF	PRINCIPAL OCCUPATION	OVERSEEN	HELD BY
NAME, ADDRESS AND AGE	THE FUNDS	TIME SERVED	DURING THE LAST 5 YEARS	BY TRUSTEE	TRUSTEE
Keith F. Karlawish Birthdate: 08/64	President	Indefinite, 2/05-Present	From May 2002 to present, President, BB&T Asset Management, Inc.; from 1996 to 2002, Senior Vice President and Director of Fixed Income, BB&T Asset Management, Inc.	N/A	N/A

James T. Gillespie Birthdate: 11/66	Vice President, Secretary	Indefinite, 5/02-Present, 8/06-Present	From February 2005 to present, Vice President and Manager of Mutual Fund Administration, BB&T Asset Management, Inc.; from February 1992 to 2005, employee of BISYS Fund Services	N/A	N/A

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(5)
NUMBER OF
		(3)		PORTFOLIOS	(6)
	(2)	TERM OF		IN FUND	OTHER
	POSITION(S)	OFFICE AND	(4)	COMPLEX	DIRECTORSHIPS
(1)	HELD WITH	LENGTH OF	PRINCIPAL OCCUPATION	OVERSEEN	HELD BY
NAME, ADDRESS AND AGE	THE FUNDS	TIME SERVED	DURING THE LAST 5 YEARS	BY TRUSTEE	TRUSTEE
E.G. Purcell, III Birthdate: 01/55	Vice President	Indefinite, 11/00-Present	From 1995 to present, Senior Vice President, BB&T Asset Management, Inc. and its predecessors	N/A	N/A

Todd M. Miller Birthdate: 9/71	Vice President	Indefinite, 8/05-Present	From June 2005 to present, Mutual Fund Administrator, BB&T Asset Management, Inc.; from May 2001 to May 2005, Manager, BISYS Fund Services	N/A	N/A

Diana Hanlin Birthdate: 5/67	Vice President	Indefinite, 8/07 -Present	From April 2007 to present, Compliance Officer, BB&T Asset Management, Inc.; from May 2004 to March 2007, Director of Compliance, BISYS Fund Services; from October 2000 to May 2004, Senior Compliance Analyst, BISYS Fund Services.	N/A	N/A

Andrew J. McNally Birthdate: 12/70	Treasurer	Indefinite, 4/07-Present	From December 2000 to present, Vice President and Senior Director, Fund Accounting and Administration Department, PFPC Inc.	N/A	N/A

Clinton L. Ward Birthdate: 11/69	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 4/07-Present	From July 2004 to present, Chief Compliance Officer and Secretary, BB&T Asset Management, Inc.; from January 2002 to July 2004, Compliance Analyst, Wachovia Bank, N.A.; from November 1999 to January 2002, Compliance Manager – Mutual Fund Compliance, Banc of America Capital Management, LLC	N/A	N/A

Avery Maher Birthdate: 02/45	Assistant Secretary	Indefinite 4/07-Present	From March 2006 to present, Vice President and Counsel, Regulatory Administration Department, PFPC Inc.; from October 2004 to August 2005, Vice President and Assistant General Counsel, JPMorgan Asset Management; from 1992 to 2004, Second Vice President and Assistant Secretary, John Hancock Advisers, LLC	N/A	N/A
For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Trust are listed in the following table:

POSITIONS HELD WITH AFFILIATED PERSONS
NAME	OR PRINCIPAL UNDERWRITERS OF THE FUNDS
Keith F. Karlawish	BB&T Asset Management, Inc., President
James T. Gillespie	BB&T Asset Management, Inc., Vice President
Andrew J. McNally	PFPC Inc., Vice President and Senior Director, Fund Accounting and Administration Department

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POSITIONS HELD WITH AFFILIATED PERSONS
NAME	OR PRINCIPAL UNDERWRITERS OF THE FUNDS
E.G. Purcell, III	BB&T Asset Management, Inc., Senior Vice President
Todd Miller	BB&T Asset Management, Inc., Mutual Funds Administrator
Diana Hanlin	BB&T Asset Management, Inc., Compliance Officer
Clinton L. Ward	BB&T Asset Management, Inc., Chief Compliance Officer and Secretary
Avery Maher	PFPC Inc., Vice President and Counsel, Regulatory Administration Department
     Audit Committee. The purposes of the Audit Committee are to oversee the Trust’s accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; to consider the selection of an independent registered public accounting firm for the Trust and the scope of the audit; and to act as a liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees. Messrs. Kagan, Lambeth, Roberts and Van Scoy and Ms. Bingham serve on this Committee; Mr. Kagan serves as chair of the Committee. For the fiscal year ended December 31, 2006, there were four meetings of the Audit Committee.
     Nominations Committee. The purpose of the Nominations Committee is to recommend qualified candidates to the Board in the event that a position is vacated or created. Messrs. Kagan, Lambeth, Roberts, Van Scoy and Ms. Bingham serve on this committee; Mr. Lambeth serves as chair of the Committee. The Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominations Committee in care of BB&T Funds. For the fiscal year ended December 31, 2006, there were two meetings of the Nominations Committee.
     Ownership of Securities. As of December 31, 2006, each of the Trustees beneficially owned equity securities of the Trust as follows:
THE FOLLOWING TABLE SHOWS INFORMATION FOR TRUSTEES WHO ARE NOT “INTERESTED PERSONS” OF BB&T FUNDS AS DEFINED IN THE 1940 ACT:

	(2)	(3)
	DOLLAR RANGE OF EQUITY	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
(1)	SECURITIES	REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE	IN THE EQUITY INDEX FUND	FAMILY OF INVESTMENT COMPANIES
Thomas W. Lambeth	None	$1-$10,000
Drew T. Kagan	None	> $100,000
Laura C. Bingham	None	$10,001-$50,000
Douglas Van Scoy	None	$50,001-$100,000
James L. Roberts	None	> $100,000
THE FOLLOWING TABLE SHOWS INFORMATION FOR TRUSTEES WHO ARE “INTERESTED PERSONS” OF BB&T FUNDS AS DEFINED IN THE 1940 ACT:

(3)
	(2)	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
(1)	DOLLAR RANGE OF EQUITY SECURITIES	OVERSEEN BY REGISTERED INVESTMENT COMPANIES
NAME OF TRUSTEE	IN THE EQUITY INDEX FUND	TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Kenneth L. Miller*	None	>$100,000
Keith F. Karlawish	None	>$100,000

*	Figures are for calendar year ended December 31, 2005. Mr. Miller retired as a trustee of the BB&T Funds on June 4, 2006.
As of April 2, 2007, the officers and Trustees owned less than 1% of any class of the Fund.

30

COMPENSATION TABLE*

	AGGREGATE	PENSION OR RETIREMENT	ESTIMATED TOTAL	TOTAL COMPENSATION
	COMPENSATION FROM	BENEFITS ACCRUED AS	ANNUAL BENEFITS	FROM BB&T FUNDS
NAME OF PERSON, POSITION	THE FUND	PART OF FUND EXPENSES	UPON RETIREMENT	PAID TO TRUSTEE
Thomas W. Lambeth	$49,300	None	None	$49,300
Trustee
Kenneth L. Miller**	None	None	None	None
Trustee
Keith F. Karlawish	None	None	None	None
Trustee
Drew T. Kagan	$54,050	None	None	$54,050
Trustee
Laura C. Bingham	$43,800	None	None	$43,800
Trustee
Douglas R. Van Scoy	$42,800	None	None	$42,800
Trustee
James L. Roberts	$42,800	None	None	$42,800
Trustee

*	Figures are for the fiscal year ended December 31, 2006.
**	Mr. Miller retired as a trustee of the BB&T Funds on June 4, 2006.
CODES OF ETHICS
     BB&T Funds, BB&T Asset Management and the Distributor have each adopted a code of ethics (“Codes”) pursuant to Rule 17j-1 of the 1940 Act, and these Codes permit personnel covered by the Codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions.
INVESTMENT ADVISER
     Investment Adviser of the Fund. Investment advisory and management services are provided to each Fund of BB&T Funds by BB&T Asset Management pursuant to an investment advisory agreement (“Advisory Agreement”) dated February 1, 2001.
     Under the Advisory Agreement between BB&T Funds and BB&T Asset Management, the fee payable to BB&T Asset Management by the Equity Index Fund, for investment advisory services is: (a) no fee for periods that all of the Fund’s assets are invested in the Master Portfolio, (b) a fee computed daily and paid monthly at the annual rate of fifty one hundredths of one percent (0.50%) of the Fund’s average daily net assets if the Fund’s assets are not invested in the Master Portfolio and the Adviser has assumed active management of the Fund’s portfolio, or (c) such fee as may from time to time be agreed upon in writing by BB&T Funds and BB&T Asset Management. A fee agreed to in writing from time to time by BB&T Funds and BB&T Asset Management may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower the Fund’s expenses and increase the net income of the Fund during the period when such lower fee is in effect.
     The Advisory Agreement provides that BB&T Asset Management shall not be liable for any error of judgment or mistake of law or for any loss suffered by BB&T Funds in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of BB&T Asset Management in the performance of its duties, or from reckless disregard by BB&T Asset Management of its duties and obligations thereunder.
     Unless sooner terminated, the Advisory Agreement will continue from year to year if such continuance is approved at least annually by BB&T Funds’ Board of Trustees or by vote of the holders of a majority of the outstanding Shares of that Fund (as defined under “GENERAL INFORMATION - Miscellaneous”). The Advisory Agreement is terminable as to a particular Fund at any time

31

upon 60 days written notice without penalty by the Trustees, by vote of the holders of a majority of the outstanding Shares of that Fund, or by BB&T Asset Management. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.
     For the fiscal years ended December 31, 2006, 2005 and 2004, the Fund’s Adviser received no investment advisory fees.
     In April 2002, BB&T Asset Management, LLC., a wholly-owned subsidiary of Branch Banking and Trust Company, reorganized as BB&T Asset Management, a. wholly-owned subsidiary of BB&T Corporation, the parent of Branch Banking and Trust Company. BB&T Asset Management now serves as investment adviser to BB&T Funds. Management and investment advisory personnel of BB&T Asset Management, LLC that provided investment management services to BB&T Funds now do so as the personnel of BB&T Asset Management.
     Investment Adviser of the Master Portfolio. The advisor to the Master Portfolio is BGFA. BGFA is an indirect subsidiary of Barclays Bank PLC. Pursuant to an investment advisory contract (“Advisory Contract”) with the Master Portfolio, BGFA provides investment guidance and policy direction in connection with the management of the Master Portfolio’s assets. Pursuant to the Advisory Contract, BGFA furnishes to the Master Portfolio’s Boards of Trustees periodic reports on the investment strategy and performance of the Master Portfolio. The Advisory Contract is required to be approved annually by (i) MIP’s Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract is terminable without penalty, on 60 days written notice by MIP’s Board of Trustees or by vote of a majority of the interest holders in the Master Portfolio or, on not less than 60 days written notice, by BGFA. The Advisory Contract will terminate automatically if assigned.
     BGFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the Master Portfolio as compensation for its advisory services to the Master Portfolio. The Advisory Contract provides that the advisory fee is accrued daily and paid monthly. This advisory fee is an expense of the Master Portfolio borne proportionately by its interestholders, such as the Fund.
     BGFA has agreed to provide to the Master Portfolio, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio’s investment portfolio.
     For the fiscal years ended December 31, 2006, 2005, and 2004, BGFA received investment advisory fees from the Master Portfolio of $1,401,018, $1,188,574, and $1,401,018, respectively.
     As of December 31, 2006, the individuals named as Portfolio Managers in the prospectuses were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the Master Portfolio, as indicated in the table below:

	Number of
	Other Accounts
S. Jane Leung	Managed	Total Assets
Registered Investment Companies	115	$229,715,416,000
Other Pooled Investment Vehicles	1	$167,818,000
Other Accounts	8	$1,182,785,000

	Number of
	Other Accounts
Patrick O’Connor	Managed	Total Assets
Registered Investment Companies	115	$229,715,416,000
Other Pooled Investment Vehicles	1	$167,818,000
Other Accounts	11	$1,182,785,000
Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and

32

BGFA policy, investment opportunities are allocated equitably among the Master Portfolio and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Master Portfolio, seeking such investment opportunity. As a consequence, from time to time the Master Portfolio may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.
Like the Master Portfolio, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio’s or account’s gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the Master Portfolio should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers’ favoring those portfolios or accounts with incentive-based fee arrangements.
As of December 31, 2006, each Portfolio Manager receives a salary and is eligible to receive an annual bonus. Each Portfolio Manager’s salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the Portfolio Manager’s title, scope of responsibilities, experience and knowledge. Each Portfolio Manager’s bonus is a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager’s business unit, and an assessment of the Portfolio Manager’s individual performance. The Portfolio Manager’s salary and annual bonus are paid in cash. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a “select group of management or highly compensated employees (within the meaning of ERISA section 401(a))” as so specified under the terms of BGI’s Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that Plan.
Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI’s Compensation Enhancement Plan (“CEP”). Under CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be “notionally invested” in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.
A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited (“BGI UK Holdings”), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent registered public accounting firm.
As of December 31, 2006, the Portfolio Managers beneficially owned shares of the S&P 500 Index Master Portfolio for which they are primarily responsible for the day-to-day management in amounts reflected in the following table.
S. Jane Leung

		$1	$10,001	$50,001	$100,001	$500,001
Names		to	to	to	to	to	over
of Funds/MPs	$0	$10k	$50k	$100k	$500k	$1m	$1m
Master Portfolio	X
Patrick O’Connor

33

		$1	$10,001	$50,001	$100,001	$500,001
Names		to	to	to	to	to	over
of Funds/MPs	$0	$10k	$50k	$100k	$500k	$1m	$1m
Master Portfolio	X
PROXY VOTING POLICIES AND PROCEDURES
     The Board of Trustees has delegated the authority to vote proxies on behalf of the Fund that owns voting securities to BB&T Asset Management. Proxy voting policies and procedures for BB&T Asset Management are attached as Appendix B.
     You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s Web site at www.sec.gov, or by contacting us by telephone at 1-800-228-1872 or in writing at BB&T Funds, P.O. Box 9762, Providence, Rhode Island 02940-9762.
     Proxy voting policies of the Master Portfolio. The Master Portfolio has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolio. The Master Portfolio has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Master Portfolio. Therefore, the remainder of this section discusses BGFA’s proxy voting guidelines.
     BGFA votes (or refrains from voting) proxies for the Master Portfolio in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Master Portfolio. In some cases, BGFA may determine that it is in the best interests of the Master Portfolio to refrain from exercising the Master Portfolio’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA’s approach is also driven by our client’s economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Master Portfolio. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolio, the Master Portfolio’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI Investments Distribution Co. (“SEI”) or SEI’s affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:
•	BGFA generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•	BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

•	BGFA generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.
BGFA maintains institutional policies and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Master Portfolio, the Master Portfolio’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates, from having undue influence on BGFA’s proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary’s determination.

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     PORTFOLIO TRANSACTIONS
     General. BGFA assumes general supervision over placing orders on behalf of the Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to interestholders. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for the Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker. The prices paid to the underwriters of newly issued securities usually include a concession paid by the issuer to the underwriter, and purchases of securities from market makers may include the spread between the bid and asked price.
     Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rates over 100%, although unexpected, may result in comparatively greater brokerage expenses. High portfolio turnover can also result in larger amounts of short-term capital gains allocable to interestholders.
     The Master Portfolio’s purchase and sale orders for securities may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When BGFA determines that a particular security should be bought or sold for the Master Portfolio and other accounts managed by BGFA, it undertakes to allocate those transactions among the participants equitably. BGFA may deal, trade and invest for its own account in the types of securities in which the Master Portfolio may invest. BGFA may from time to time execute trades on behalf of and for the account of the Master Portfolio with brokers or dealers that are affiliated with BGFA.
     Brokerage Commissions. For the periods shown below, the Master Portfolio paid brokerage commissions in the dollar amounts shown below. None of the brokerage commissions were paid to affiliated brokers.

	FISCAL	FISCAL	FISCAL
	YEAR ENDED	YEAR ENDED	YEAR ENDED
MASTER PORTFOLIO	12/31/2004	12/31/2005	12/31/2006
Master Portfolio	$103,291	$56,860	$85,982
Securities of Regular Broker/Dealers. On December 31, 2006, the Master Portfolio owned securities of its “regular brokers or dealers” (as defined in the 1940 Act), or its parents, as follows:

BROKER/DEALER OR PARENT	AMOUNT
Citigroup Inc.	—
Bank of America Corp.	$50,850,718
Merrill Lynch & Co. Inc.	$19,620,714
Morgan Stanley	$18,095,212
Goldman Sachs Group Inc. (The)	$18,091,411
Lehman Brothers Holdings Inc.	$8,836,309
UBS AG	—
GLASS-STEAGALL ACT
     In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the “Board of Governors”) issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the “Holding Company Act”) or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board of Governors did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act

35

as investment advisers to registered closed-end investment companies. In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a bank complied with the restrictions imposed by the Board of Governors in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.
     BB&T Asset Management believe that they possess the legal authority to perform the services for the Fund contemplated by the Advisory Agreement and described in the Prospectuses and this SAI and has so represented in the Advisory Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict BB&T Asset Management from continuing to perform such services for BB&T Funds. Depending upon the nature of any changes in the services which could be provided by BB&T Asset Management, the Board of Trustees of BB&T Funds would review BB&T Funds’ relationship with BB&T Asset Management and consider taking all action necessary in the circumstances.
     Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of BB&T Asset Management or their affiliated and correspondent banks (the “Banks”) in connection with customer’s purchases of Shares of the Fund, the Banks might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Fund’s method of operations would affect its NAV per Share or result in financial losses to any customer.
ADMINISTRATOR
     ADMINISTRATOR OF THE FUND. BB&T Asset Management, 434 Fayetteville Street Mall, Raleigh, North Carolina 27601, serves as the Administrator (the “Administrator”) to the Fund pursuant to an Administration Agreement effective April 23, 2007. Prior to April 23, 2007, BB&T Asset Management served as Administrator to the Fund pursuant to an Administration Agreement dated as of February 1, 2005, as amended. Prior to February 1, 2005, BISYS Fund Services Ohio, Inc. served as Administrator to the Fund pursuant to the Management and Administration Agreement dated as of June 1, 2000, as amended. BISYS Fund Services Ohio, Inc. is wholly owned by The BISYS Group, Inc., 90 Park Avenue, New York, NY 10016, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations. The Administrator assists in supervising all operations of the Fund (other than those performed by BB&T Asset Management under the Advisory Agreement, those performed by Investor’s Bank & Trust under its custodial services agreements with BB&T Funds and those performed by PFPC Inc. under its transfer agency and blue sky services agreement with BB&T Funds).
     Under the Administration Agreement, the Administrator has agreed to perform or supervise the performance by others of administrative services performed in connection with the operations of the Trust and to assist in the selection of and conduct relations with custodians, depositories, accountants, legal counsel, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and persons in any other capacity deemed to be necessary or desirable for the Fund’s operations. The Administrator also has agreed to provide the Trust with regulatory reporting, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Trust and such other services as the Administrator shall, from time to time, determine to be necessary to perform its obligations under its Agreement.
     For performing these services, the Administrator receives a fee that is calculated based upon average net assets of the Trust and the BB&T Variable Insurance Funds. The fee shall be calculated at the annual rate of 0.110% applicable to the first $3.5 billion of average net assets, at the annual rate of 0.075% applicable to the next $1 billion of average net assets, at the annual rate of 0.06% applicable to the next $1.5 billion of average net assets, and at the annual rate of 0.04% applicable to net assets in excess of $6 billion.
     Alternatively, the Fund may pay a fee as may from time to time be agreed upon in writing by BB&T Funds and the Administrator. A fee agreed to in writing from time to time by BB&T Funds and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund’s expenses and increase the net income of such Fund during the period when such lower fee is in effect.
     For its services as administrator and expenses assumed pursuant to the Administration Agreement, the Administrator* received the following fees:

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	FISCAL YEAR ENDED		FISCAL YEAR ENDED		FISCAL YEAR ENDED
	DECEMBER 31, 2006		DECEMBER 31, 2005		DECEMBER 31, 2004
	ADDITIONAL		ADDITIONAL		ADDITIONAL
	PAID	AMOUNT WAIVED	PAID	AMOUNT WAIVED	PAID	AMOUNT WAIVED
Equity Index Fund	$153,154	$12,164	$154,680	$28,338	$0	$302,563

*The figures in this table reflect fees received by the former Administrator for periods prior to February 1, 2005.
     The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), continue until April 30, 2010 (the “Initial Term”). Thereafter, the Administration Agreement shall be renewed automatically for successive one year terms (the “Renewal Term”), unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the Initial Term or the then-current Renewal Term. The Administration Agreement also is terminable upon mutual agreement of the parties to the Administration Agreement or for cause (as defined in the Administration Agreement) upon the provision of sixty (60) days written notice by the party alleging cause.
     The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by BB&T Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder, except as otherwise provided by applicable law which cannot be waived or modified by the Administration Agreement.
SUB-ADMINISTRATOR
     PFPC Inc. (“PFPC” or the “Sub-Administrator”), 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as sub-administrator to the Trust pursuant to a Sub-Administration Services Agreement dated December 18, 2006, and effective with respect to the Fund as of April 23, 2007 (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, the Sub-Administrator performs certain administrative services for the Fund, for which it receives a fee, paid by the Administrator, that is calculated based upon the average net assets of the BB&T Funds and BB&T Variable Insurance Funds. The fee shall be calculated at the annual rate of 0.045% applicable to the first $3.5 billion of average net assets, at the annual rate of 0.0275% applicable to the next $1 billion of average net assets, at the annual rate of 0.02% applicable to the next $1.5 billion of average net assets, and at the annual rate of 0.01% applicable to net assets in excess of $6 billion.
     ADMINISTRATOR AND PLACEMENT AGENT OF THE MASTER PORTFOLIO. BGI serves as administrator of the Master Portfolio. BGI provides the Master Portfolio with administrative services, including general supervision of the Master Portfolio’s non-investment operations, coordination of the other services provided to the Master Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Master Portfolio’s trustees and officers. BGI also furnishes office space and certain facilities to conduct the Master Portfolio’s business, and compensates MIP’s Trustees, officers and employees who are affiliated with BGI. BGI is not entitled to compensation for providing administration services to the Master Portfolio for so long as BGI is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BGI or an affiliate receives advisory fees from the Master Portfolio. BGI has contracted with Investors Bank & Trust Company (“IBT”) to provide certain sub-administration services for the Master Portfolio, and BGI pays IBT for those services out of the fees BGI receives for its services as administrator.
     SEI Investments Distribution Co. (“SEI”) is the placement agent for the Master Portfolio. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI does not receive compensation from the Master Portfolio for acting as placement agent.
DISTRIBUTOR
     BB&T AM Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as distributor to the Fund pursuant to an Underwriting Agreement effective as of April 23, 2007 (the “Distribution Agreement”). The Adviser may compensate the Distributor for services provided to the Fund under the Distribution Agreement if such services are either (i) not authorized under a plan of distribution under Rule 12b-1 under the 1940 Act (“12b-1 Plan”) or (ii) represent amounts incurred in excess of the fee payable under such a 12b-1 Plan.
     The Distribution Agreement provides that, unless sooner terminated it will continue in effect for continuous one-year periods if such continuance is approved at least annually (i) by BB&T Funds’ Board of Trustees or by the vote of a majority of the outstanding Shares of the Fund subject to such Distribution Agreement, and (ii) by the vote of a majority of the Trustees of BB&T Funds who are

37

not parties to such Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to such Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.
     The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, BB&T Funds will require banks acting as Participating Organizations to provide only those services which, in the banks’ opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause BB&T Funds to alter or discontinue its arrangements with banks that act as Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in the Fund’s method of operations would affect its NAV per share or result in financial loss to any customer.
EXPENSES
     The Adviser and the Administrator each bear all expenses in connection with the performance of their services as Adviser and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The BB&T Equity Index Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees and travel expenses of the Trustees of BB&T Funds, travel expenses of officers of the BB&T Funds, SEC fees, state securities qualification and renewal fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, amortized organizational expenses, advisory and administration fees, fees and certain reimbursable expenses of the custodian and the transfer agent, fees and certain reimbursable expenses for fund accounting services, expenses incurred for pricing securities owned by the Fund, certain insurance premiums, costs of maintenance of the Fund’s existence, costs and expenses of shareholders’ and Trustees’ reports and meetings, and any extraordinary expenses incurred in its operation. As a general matter, expenses are allocated to the Class A, Class B, Class C and Institutional Shares of the Fund on the basis of the relative NAV of each class. At present, the only expenses that will be borne solely by Class A, Class B, and Class C Shares, other than in accordance with the relative NAV of the class, are expenses under the Distribution Plan which relate only to the Class A, Class B, and Class C Shares.
SECURITIES LENDING AGENT
     BB&T Funds has retained U.S. Bank National Association as its securities lending agent and will compensate that firm based on a percentage of the profitability generated by securities lending transactions effected on the behalf of BB&T Funds.
CUSTODIAN
     IBT, located at 200 Clarendon Street, Boston, MA 02111, serves as custodian of the assets of the Equity Index Fund and the Master Portfolio. As a result, IBT has custody of all securities and cash of Equity Index Fund and the Master Portfolio, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Equity Index Fund and Master Portfolio. The custodian is in no way responsible for any of the investment policies or decisions of the Equity Index Fund and Master Portfolio.
TRANSFER AGENT AND FUND ACCOUNTING SERVICES
     PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as transfer agent to the Fund pursuant to a Transfer Agency and Blue Sky Services Agreement with BB&T Funds.
     IBT, 200 Clarendon Street, Boston, MA 02111, provides fund accounting services to the Fund pursuant to a Fund Accounting Agreement with BB&T Funds.
     IBT also acts as transfer agent and dividend-disbursing agent for the Master Portfolio.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     KPMG LLP (“KPMG”), 191 W. Nationwide Blvd., Suite 500, Columbus, OH 43215, has been selected as the independent registered public accounting firm.
LEGAL COUNSEL
     Ropes & Gray LLP, One Metro Center, 700 12th St., N.W., Suite 900, Washington, DC 20005-3948 are counsel to BB&T Funds.
ADDITIONAL INFORMATION
ORGANIZATION AND DESCRIPTION OF SHARES
     BB&T Funds (previously BB&T Mutual Funds Group) was organized as a Massachusetts business trust by the Agreement and Declaration of Trust, dated October 1, 1987, under the name “Shelf Registration Trust IV.” A copy of BB&T Funds’ Amended and Restated Agreement and Declaration of Trust, (the “Declaration of Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest. BB&T Funds presently has twenty-five series of Shares offered to the public which represent interests in the Equity Index Fund, the Large Cap Fund, the Small Cap Fund, the Special Opportunities Equity Fund, the Equity Income Fund, the International Equity Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Kentucky Intermediate Tax-Free Fund, the Maryland Intermediate Tax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, the West Virginia Intermediate Tax-Free Fund, the Short U.S. Government Fund, the Intermediate U.S. Government Fund, the Total Return Bond Fund, the U.S. Treasury Money Market Fund, the Prime Money Market Fund, the National Tax-Free Money Market Fund, the Sterling Capital Small Cap Value Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund, and the Capital Manager Equity Fund, respectively. BB&T Funds’ Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of BB&T Funds into one or more additional series.
     Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this SAI, the Fund’s Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of BB&T Funds, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.
     Shares of BB&T Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon, and (iii) only the holders of Class A, Class B, and Class C Shares will be entitled to vote on matters submitted to shareholder vote with regard to the Distribution Plan applicable to such class.
     As used in this SAI, a “vote of a majority of the outstanding shares” of BB&T Funds or a particular Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of BB&T Funds or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of BB&T Funds or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of BB&T Funds or such Fund.
SHAREHOLDER AND TRUSTEE LIABILITY
     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of BB&T Funds. However, BB&T Funds’ Declaration of Trust disclaims shareholder liability for acts or obligations of BB&T Funds and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by BB&T Funds or the Trustees. The Declaration of Trust provides for indemnification out of a Fund’s property for all loss and expense of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.
     The Agreement and Declaration of Trust states further that no Trustee, officer or agent of BB&T Funds shall be personally liable in connection with the administration or preservation of the assets of BB&T Funds or the conduct of BB&T Funds’ business; nor shall

39

any Trustee, officer, or agent be personally liable to any person for any action or failure to act expect for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Agreement and Declaration of Trust also provides that all persons having any claim against the Trustees or BB&T Funds shall look solely to the assets of BB&T Funds for payment.
MASTER PORTFOLIO ORGANIZATION
     The Master Portfolio is a series of Master Investment Portfolio (“MIP”), an open-end, series management investment company organized as Delaware statutory trust. MIP was organized on October 20, 1993. MIP currently consists of thirteen series, including the Master Portfolio. In accordance with Delaware law and in connection with the tax treatment sought by MIP, the Declaration of Trust provides that its investors are personally responsible for Trust liabilities and obligations, but only to the extent the Trust property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP must maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP’s obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.
     The Declaration of Trust further provides that obligations of MIP are not binding upon its trustees individually but only upon the property of MIP and that the trustees will not be liable for any action or failure to act, but nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the trustee’s office.
     The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for shares of the Fund. MIP is generally not required to hold annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under certain circumstances. Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will either seek instructions from its shareholders with regard to the voting of proxies with respect to Master Portfolio securities and vote such proxies only in accordance with such instructions, or vote the shares held by it in the same proportion as votes the Master Portfolio receives from other Feeder Funds.
DISCLOSURE OF PORTFOLIO HOLDINGS
     The Trust has adopted its own polices and procedures governing when information regarding portfolio holdings may be made available to third parties. No earlier than ten calendar days after the end of a quarter, the Funds will make public on the Funds’ Website a complete schedule of each Fund’s holdings. Such information will be current as of the end of the most recent calendar quarter and will be available on the Funds’ Website until updated for the next applicable period.
In addition, portfolio holdings information may be made available to third parties in the following circumstances:
– After it has been made public on the Funds’ Website or through a filing with the SEC;
– In marketing or other materials, provided that the information regarding portfolio holdings disclosed in the materials are at least fifteen (15) days old; or
– When (i) the Funds have a legitimate business purpose for doing so; (ii) the disclosure is in the best interests of the Funds and their shareholders*; and (iii) the recipients are subject to a confidentiality agreement, including a duty not to trade on the non-public information, or the Funds’ Chief Executive Officer or Chief Financial Officer have determined that the policies of the recipient are adequate to protect the information that is disclosed and the entity is subject to a duty of confidentiality under the federal securities laws. Such disclosures shall be authorized by the Funds’ Chief Executive Officer or Chief Financial Officer and shall be reported to the Boards of Trustees at their next scheduled meeting.

*	In determining whether disclosure is in the best interests of the Funds and their shareholders, the Funds’ Chief Executive Officer or Chief Financial Officer shall consider whether any potential conflicts exist between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, or its principal underwriter, on the other.

40

Disclosure to the Funds’ Service Providers
The Funds may provide information to their service providers regarding the Funds’ portfolio holdings that have not been disclosed on the Trust’s Website or included in a filing with the SEC where relevant to duties to be performed for the Funds. Such service providers include, but are not limited to, fund accountants, administrators, sub-administrators, investment advisers, rating agencies, custodians, independent public accountants and attorneys. The Funds’ service providers are prohibited, by explicit agreement or by virtue of their duties to the Funds, from disclosing to other third parties material non-public information about the Funds’ portfolio holdings, trading strategies implemented or to be implemented, or pending transactions. In instances in which non-public information is disclosed to third parties, the entity receiving the non-public information is subject to a duty of confidentiality under the federal securities laws, including a duty not to trade on the non-public information.
The frequency with which information regarding the Fund’s portfolio holdings will be disclosed, as well as the lag time associated with such disclosure, will vary depending on such factors as the circumstances of the disclosure and the reason therefor.
Disclosure to Certain Broker-Dealers
Nonpublic information regarding portfolio holdings of the Tax-Free Bond Funds may be provided to certain broker-dealers. Such information (i) must be at least fifteen (15) days old at the time it is disclosed to the broker-dealer; (ii) may only be disclosed to the broker-dealer in connection with the investment activities of the Funds; and (iii) may only be disclosed to the broker-dealer after the Funds’ Chief Executive Officer or Chief Financial Officer has determined that the broker-dealer will not misuse the disclosed information.
Other than the arrangements discussed above, the Funds do not have in place any ongoing arrangements to provide information regarding portfolio holdings to any person. In no event shall portfolio holdings information be disclosed for compensation.
MASTER PORTFOLIO’S POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS
     As the Fund presently invests all of its assets in the Master Portfolio, information regarding portfolio holdings is not expected to vary frequently. The Master Portfolio’s policy regarding the disclosure of portfolio holdings information is as follows:
     The Master Portfolio’s Board of Trustees has adopted a policy regarding the disclosure of the Master Portfolio’s portfolio holdings that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of the Master Portfolio’s interestholders; (b) does not put the interests of the Master Portfolio’s investment adviser (the “BGFA” or “Investment Adviser”), the Master Portfolio’s distributor (the “Master Portfolio Distributor”), or any affiliated person of the Master Portfolio, the Investment Adviser or the Master Portfolio Distributor, above those of Master Portfolio interestholders; (c) does not advantage any current or prospective Master Portfolio interestholders over any other current or prospective Master Portfolio interestholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the following procedures and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect.
     Daily access to information concerning the Master Portfolio’s portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) to other personnel of the Investment Adviser and other service providers, such as the Master Portfolio’s administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolio and the terms of the Master Portfolio’s current registration statement.
     From time to time, information concerning the Master Portfolio’s portfolio holdings may also be provided to other entities that provide additional services to the Master Portfolio, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than the close of trading on the same business day as the date of the information.
     In addition, the Master Portfolio will provide portfolio holdings information to the sponsors, administrators or other service providers for feeder funds as may be necessary to (i) conduct business in the ordinary course in a manner consistent with agreements with the feeder funds and the terms of the Master Portfolio’s current registration statement, or (ii) satisfy legal requirements applicable to the feeder funds. The Master Portfolio may also provide portfolio holdings information to the sponsors, administrators or other

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service providers for a potential feeder fund to the extent necessary for such entities to evaluate a potential investment in the relevant Master Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.
     The Master Portfolio will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Master Portfolio’s fiscal year, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder. The Master Portfolio, however, may voluntarily disclose all or part of its portfolio holdings in advance of required filings with the SEC, provided that such information is made generally available to all interestholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a website available to intermediaries and institutional investors or other means that make the information available to all likely interested parties in a contemporaneous manner.
     The Master Portfolio’s Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.
     The Master Portfolio’s Board of Trustees reviews the policy and the procedures for disclosure of portfolio holdings information at least annually.
MASTER PORTFOLIO’S POLICY REGARDING FREQUENT PURCHASES AND REDEMPTIONS
     Frequent purchases and redemptions of Master Portfolio interests (“frequent trading”) may have a detrimental effect on the Master Portfolio and its interestholders. Depending on various factors, such as the size of the Master Portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the Master Portfolio by interfering with the implementation of the Master Portfolio’s investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of Master Portfolio interests held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolio’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the Master Portfolio’s NAV (“market timing”).
     The Master Portfolio’s Board of Trustees has adopted a policy of not monitoring for possible market timing activity in the S&P 500 Index Master Portfolio because the primary market for large capitalization U.S. equity securities closes at the same time as of which the NAV for S&P 500 Index Master Portfolio is calculated (normally 4:00 p.m. Eastern Time). BGI’s ability to monitor trades that are placed by shareholders of feeder funds invested in the Master Portfolio is severely limited because BGI does not receive transaction information showing individual investment decisions. In addition, feeder funds’ ability to impose restrictions on the trading practices of their shareholders may be affected by legal or technological limitations.
     The Master Portfolio’s Board of Trustees has not adopted a policy of monitoring for other frequent trading activity in the Master Portfolio in light of the nature of the Master Portfolio’s interestholders.
MISCELLANEOUS
     BB&T Funds may include information in its Annual Reports and Semi-Annual Reports to shareholders that (1) describes general economic trends, (2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for one or more of the Funds within BB&T Funds, or (4) describes investment management strategies for such Funds. Such information is provided to inform shareholders of the activities of BB&T Funds for the most recent fiscal year or half-year and to provide the views of the Adviser and/or BB&T Funds officers regarding expected trends and strategies.
     BB&T Funds is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of BB&T Funds.
     As of April 3, 2007, the following persons owned of record or beneficially 5% or more of the Class A, Class B or Class C Shares of the Fund. Those shareholders who beneficially own 25% or more of the outstanding shares of a Fund may be deemed to be controlling persons of that Fund under the 1940 Act.

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		PERCENT OF THE CLASS
		TOTAL ASSETS HELD BY
NAME, ADDRESS OF OWNER	CLASS	THE SHAREHOLDER
	CLASS A SHARES
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST 5TH FLOOR NEW YORK, NY 10281		88.03%

	CLASS B SHARES
PERSHING LLC 1 PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399		20.07%

	CLASS C SHARES
MG TRUST CUSTODIAN OR TRUSTEE NEIGHBORS STORES INC 700 17TH ST STE 150 DENVER CO 80202		45.26%

SCOTT & STRINGFELLOW INC. 909 EAST MAIN STREET RICHMOND VA 23229		25.01%

THEODORA J. KURCABA RT 1 BOX 163-C TERRA ALTA, WV 26764		8.96%

PERSHING LLC 1 PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399		6.96%

PEDROS FERREIRA IRA 11-11 FLOOR DTO PCT DO COMERCIO 2720 ALFRAGIDE PORTUGAL		5.86%

RANDY R. RAAB CANDACE T. RAAB JTWROS 2429 ROSEMOND CIR GASTONIA, NC 28056-7557		5.04%
     The Prospectuses of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.
     The Prospectuses of the Fund and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses of the Fund and this SAI.
FINANCIAL STATEMENTS
     Audited Financial Statements as of December 31, 2006 are incorporated by reference herein, and included in the Annual Report to shareholders, dated as of December 31, 2006, which has been previously sent to shareholders of the Fund pursuant to the 1940 Act and previously filed with the SEC. A copy of the Annual Report and the Fund’s latest Semi-Annual Report may be obtained without charge by contacting the Fund at P.O. Box 9762, Providence, Rhode Island 02940-9752 or by telephoning toll-free at 1-800-228-1872.

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APPENDIX A
     The nationally recognized statistical rating organizations (individually, an “NRSRO”) that may be utilized by the Funds with regard to portfolio investments for the Funds include, but are not limited to, Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”), Fitch IBCA, and Duff & Phelps (“Fitch IBCA”). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Funds and the description of each NRSRO’s ratings is as of the date of this SAI, and may subsequently change.
     LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)
     Description of the five highest long-term debt ratings by Moody’s (Moody’s applies numerical modifiers (1,2, and 3) in each rating category to indicate the security’s ranking within the category):
     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.
     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
     Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     Description of the five highest long-term debt ratings by S & P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):
     AAA An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
     AA An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
     A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
     BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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     BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     Description of the three highest long-term debt ratings by Fitch IBCA:
     AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     AA Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     A High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
     SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)
     Moody’s description of its three highest short-term debt ratings:
     Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
–	Leading market positions in well-established industries.

–	High rates of return on funds employed.

–	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

–	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

–	Well-established access to a range of financial markets and assured sources of alternate liquidity.
     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
     Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
     S & P’s description of its three highest short-term debt ratings:
     A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
     A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

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     A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     Fitch IBCA’s description of its three highest short-term debt ratings:
F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS
Moody’s description of its two highest short-term loan/municipal note ratings:
MIG 1/VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2/VMIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

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APPENDIX B
PROXY VOTING POLICIES AND PROCECURES
OF BB&T ASSET MANAGEMENT, INC.
13.1. Authorization to Vote Proxies
Each client whose account is assigned to a BB&T AM IAR, when executing his or her Advisory Contract with BB&T AM, may select whether he or she wishes to be responsible for voting his or her proxies or whether he or she instead authorizes BB&T AM to vote proxies on behalf of the client. BB&T AM shall not cause to be voted the proxies of any client who indicates that he or she wishes to be responsible for voting his or her proxies. With respect to any BB&T AM client who has not executed an Advisory Contract with BB&T AM that includes a proxy voting selection provision, BB&T AM will cause the proxies of such client to be voted, until such time as the client instructs BB&T AM to the contrary or unless the client has otherwise arranged for their proxies to be delivered to them for voting.
BB&T AM may also cause to be voted the proxies for securities held by any BB&T Fund whose board of trustees has authorized BB&T AM to do so.
13.2. Proxies Will Be Voted in Accordance with the Clients’ Best Interests
It is BB&T AM’s policy that all proxies for clients’ securities be voted strictly in accordance with the best interests of the clients’ accounts. The key element underlying any evaluation of the interests of a client in a proposal, election, or issue presented to a shareholder vote is the effect, if any, the proposal, election, or issue could have on the current or future value of the investment.
13.3. Proxy Committee
With respect to clients’ securities (including BB&T Funds’ securities) for which BB&T AM has responsibility for voting proxies, the Proxy Committee of BB&T AM will monitor make voting decisions, ensure proxies are submitted timely, and, as described in Section 13.5.2, below, make determinations regarding actual or potential conflicts of interests. The Proxy Committee may elect to engage (or terminate) the services of a third party provider to perform or assist with one or more of these functions. BB&T AM has engaged Institutional Shareholder Services (“ISS”) to monitor corporate actions, make voting recommendations, ensure proxies are submitted timely, and maintain the records described in Section 13.7, below.
To the extent that any investment officer (or other employee of asset management) reviews a given ISS recommendation and determines that the best interests of the BB&T AM clients who hold the security would likely be better served by rejecting the ISS recommendation, then they shall promptly notify the Proxy Committee, which shall then review the issue and determine, based on the principles set forth in Sections 13.2 and 13.4, below, whether to accept or reject the ISS recommendation. If the Proxy Committee chooses to reject the ISS recommendation, it shall instruct ISS to vote the proxies accordingly and shall forward to the Director of Compliance originals or copies of all documents that memorialize the basis for the decision and all documents created by the Proxy Committee or by any other area or employee of BB&T AM that were material to making the decision.
13.4. Proxy Voting Determination Guidelines
As discussed in Section 13.3, above, BB&T AM has engaged ISS to make voting recommendations with respect to proxies for clients’ securities. BB&T AM accordingly relies on ISS’s voting policies and judgments, which BB&T AM has found to be sound and well regarded. Nevertheless, as also discussed in Section 13.3, above, BB&T AM reserves the right to reject any given ISS recommendation. In determining whether to reject an ISS recommendation, BB&T AM will be guided by the policy expressed in Section 13.2, above, and the following guidelines.
Generally, BB&T AM will support company managements which, in its opinion, have the intent and ability to maximize shareholder wealth over the long term. Long term shareholder value need not be sacrificed in favor of short term gains. Proposals that diminish the rights of shareholders or diminish management or board accountability to the shareholders will typically be opposed. However, reasonable measures that provide the board or management with flexibility for negotiation during unsolicited takeover attempts might be supported provided that such measures do not deter every potential acquisition. Likewise, compensation plans that appear excessive relative to comparable companies’ compensation packages and/or appear unreasonable in light of the performance of the

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issuer will typically be opposed. Matters involving social issues or corporate responsibility will be evaluated principally based on their likely impact on the economic value of the issuer.
13.5. Conflicts of Interests
In some circumstances, an issuer’s proxies may present an actual or potential conflict of interests between BB&T AM and a client account holding securities of the issuer. As explained in section 13.2, above, it is BB&T AM’s policy that all proxies for a client’s securities be voted strictly in accordance with the best interests of the client’s account. Nevertheless, BB&T AM also employs additional safeguards in situations potentially involving a material conflict of interests.
At least annually, the Proxy Committee will compile, maintain, and update a list of issuers with which BB&T AM or its affiliates has such a relationship that proxies presented with respect to such issuers may give rise to a material conflict of interests. Examples may include issuers for which BB&T AM manages a pension or employee benefits plan, issuers for which BB&T AM manages an account for a senior officer or director, BB&T Corporation, or the BB&T Funds. To the extent that BB&T AM receives proxies from such issuers for clients who have authorized BB&T AM to vote their proxies, the Proxy Committee will examine the proxy solicitations and assess the potential conflict in order to determine what procedures to employ with respect to the proxy. Likewise, the Proxy Committee will make such an examination and determination with respect to other proxy solicitations that may give rise to a material conflict of interests, such as where BB&T AM or one or more of its senior managers or directors has a business or personal relationship with a proponent of a proxy proposal, a participant in a proxy contest, a corporate director, or a candidate for a directorship.
Depending on the circumstances, the Proxy Committee may:
(a) Determine that the ISS recommendation is in the best interest of the client and cause the proxies to be voted according to the ordinary guidelines and procedures provided by ISS; or
(b) Determine that the ISS recommendation is not in the best interest of the client and, as provided in sections 13.3 and 13.4 above, override the recommendation and vote the proxies accordingly; or
(c) Refer voting authority back to the client to vote the proxies.
13.6. Providing Information Regarding Proxy Voting Policies and Procedures
Upon opening any new client account, BB&T will provide the client with the Description of BB&T Asset Management’s Proxy Voting Policies and Procedures (“Description”), which shall be a concise summary of the policies and procedures, shall indicate that a copy of the full policies and procedures is available upon request, and shall include instructions for obtaining information regarding how a client’s proxies were voted. The Proxy Committee or its delegate shall be responsible for providing a copy of the full policies and procedures and of information regarding how a client’s proxies were voted to any client who so requests. The Proxy Committee or its delegate shall also forward to the Director of Compliance the client’s written request for information regarding how the client’s proxies were voted and a copy of BB&T AM’s written response to any such written or oral request.
13.7. Record-Keeping
The Director of Compliance shall maintain the following materials for five years in an easily accessible place (the first two years in BB&T AM’s home office):
(a) BB&T AM’s proxy voting policies and procedures;
(b) List of issuers the represent a poetential or actual conflict of interest, as described in Section 13.5;
(c) Records of votes cast by BB&T AM (including by any third party provider, such as ISS, that BB&T AM has engaged to cast votes) on behalf of any client;
(d) Copies of all documents created by BB&T AM that were material to making a decision as to how to vote proxies on behalf of a client or that memorialize the basis for such a decision;

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(e) Copies of all written client requests for information on how BB&T AM voted proxies on behalf of the client, and copies of all written responses by BB&T AM to any written or oral client request for information on how BB&T AM voted proxies on behalf of the client;
(f) All documents received from the Proxy Committee pursuant to Sections 13.2 and 13.5, above.
BB&T AM may satisfy requirements (b) and (c), above, by relying on a third party, such as ISS, to make and retain the relevant documents on BB&T AM’s behalf if BB&T AM first obtains an undertaking from the third party to provide a copy of the documents promptly upon request. BB&T AM also may satisfy the requirements of (b), above, by relying on obtaining a copy of a proxy statement from the SEC’s EDGAR system.

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